Nvest Funds(SM)
Where The Best Minds Meet(R)

Nvest Star
Worldwide Fund



                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)



Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks -- those that appear undervalued relative to their earnings and assets -- revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                /s/ John T. Hailer


*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

                           NVEST STAR WORLDWIDE FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Star Worldwide Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

The MSCI World Index serves as the primary benchmark for the Fund, and as an additional point of reference, the MSCI EAFE Index serves as the secondary benchmark. While no one benchmark is a perfect match for a managed fund, the World Index contains a higher proportion of the markets that could be represented in the Fund than does the EAFE Index, including U.S. and major foreign markets. However, the Fund can invest in emerging markets, which are not represented in the World Index but are represented in the EAFE Index.


                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

       12/29/01         10000          9425
       12/31/96         11667         10996
       12/31/97         13146         12390
       12/31/98         13673         12887
       12/31/99         18819         17736
       12/31/00         16519         15569


This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                           NVEST STAR WORLDWIDE FUND


                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

   Class A (Inception 12/29/95)            1 Year            5 Years          Since Inception

   Net Asset Value(1)                      -12.22%             10.56%              10.55%
   With Maximum Sales Charge(2)            -17.25               9.26                9.25

----------------------------------------------------------------------------------------------
   Class B (Inception 12/29/95)            1 Year            5 Years          Since Inception

   Net Asset Value(1)                      -12.84%              9.77%               9.76%
   With CDSC(3)                            -16.41               9.49                9.62

----------------------------------------------------------------------------------------------
   Class C (Inception 12/29/95)            1 Year            5 Years          Since Inception

   Net Asset Value(1)                      -12.83%              9.78%               9.77%
   With Maximum Sales Charge and CDSC(3)   -14.39               9.56                9.54

----------------------------------------------------------------------------------------------
   Comparative Performance                 1 Year            5 Years          Since Inception

   MSCI World Index(4)                     -13.18%             12.12%              12.12%
   MSCI EAFE Index(5)                      -14.17               7.13                7.13
   Morningstar World Stock Average(6)      -10.58              12.53               12.53
   Lipper Global Average(7)                -10.26              12.84               12.84
----------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to the 1.00% sales charge. Class C share accounts established prior to December 1, 2000, are not subject to the additional 1.00% sales charge.

(4) Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index of common stocks from the MSCI developed-market countries. You may not invest directly in an index.

(5) Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI EAFE) is an unmanaged index of common stocks traded outside the U.S. You may not invest directly in an index.

(6) Morningstar World Stock Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(7) Lipper Global Funds Average is the average performance without sales charges of mutual funds with a similar current investment style or objective as calculated by Lipper Inc.

                           NVEST STAR WORLDWIDE FUND


                                                            Performance Overview
--------------------------------------------------------------------------------

For the 12 months ended December 31, 2000, Nvest Star Worldwide Fund's Class A shares had a total return of -12.22% based on net asset value, including $3.03 in reinvested capital gains. The Fund's benchmarks, the MSCI World Index and the MSCI EAFE Index, returned -13.18% and -14.17%, respectively, for the same period.

The Star concept is designed to broaden diversification

Nvest Star Worldwide Fund is composed of four portfolio segments, each managed by a different management team with expertise in specific markets. The extra diversification of employing four Best Minds that don't always think alike is designed to balance out market swings over time. Each shareholder's assets are exposed to different investment styles and strategies, as well as spread among a broad array of individual securities.

Uncertainty dominated European markets

At the beginning of 2000, many European equity markets produced strong gains, as investors bid up the prices of technology stocks. However, as the year progressed, rising energy prices, higher interest rates and prospects for slower global growth began to dampen the positive market sentiment. Because all of these factors can cut into corporate profits, stock prices declined. Activity in many European equity markets mirrored the United States. A sell-off in technology stocks led to a more broad-based decline. Throughout the year, Europe's stock markets fluctuated broadly, but by the end of the period most of them had declined. The weakness of the euro, Europe's new common currency, also held back returns for much of the year.

Japan struggled with global and internal issues

The same issues that troubled other world markets affected the Japanese market. Japanese technology stocks sold off early in the year, followed by declines in other sectors. Because Japan is a leading exporting country, investors were concerned that the prospects of a downturn in global economic growth could lead to a decline in corporate sales. Energy prices were also a concern for Japan. Since the country imports almost all of its energy, higher energy prices could significantly elevate the cost of doing business for Japanese companies.

                           NVEST STAR WORLDWIDE FUND

--------------------------------------------------------------------------------

                    Top 10 Portfolio Holdings -- 12/31/00

                                                             % of
             Company                                      Net Assets

             1.  Diageo PLC                                  1.9
             2.  Somerfield PLC                              1.6
             3.  Nokia OYJ                                   1.4
             4.  Metso OYJ                                   1.4
             5.  Vestas Wind Systems AS                      1.2
             6.  Tricon Global Restaurants, Inc.             1.1
             7.  Eaton Corp.                                 1.1
             8.  Vodafone Group PLC                          1.1
             9.  Muenchener Rueckversicherungs -
                 Gesellschaft AG                             1.1
            10.  Washington Mutual, Inc.                     1.0

            Portfolio holdings and asset allocations will vary.


Slower U.S. economic growth led to market volatility

In the United States, all eyes were on the Federal Reserve Board. After raising interest rates three times through May, the Fed took no further action through the end of the year. The Fed's efforts to rein in economic growth seemed so successful by year end that many observers were concerned that we might be headed into a recession. Concerns about inflation began to be replaced by fears of recession, and in December the Fed began to publicly hint that it might cut interest rates.

Emerging markets were in the doldrums

In the emerging markets of Asia and Latin America, stock prices generally declined in reaction to the prospects of an economic downturn in developed countries. Many emerging-market countries depend on exports and on foreign capital investment to finance their growth. Therefore, any slowdown in the large industrial countries could significantly hamper economic growth in these fledgling markets.

                           NVEST STAR WORLDWIDE FUND

--------------------------------------------------------------------------------

                     Country Diversification -- 12/31/00

                                                          % of
           Country                                      Net Assets

           1.  United States                              26.8
           2.  United Kingdom                             13.2
           3.  France                                      7.5
           4.  Japan                                       6.7
           5.  Canada                                      4.2
           6.  Netherlands                                 3.9
           7.  Finland                                     3.8
           8.  Switzerland                                 3.6
           9.  Germany                                     3.4
          10.  Hong Kong                                   2.8

          Portfolio holdings and asset allocations will vary.


The Fund's subadvisers use different strategies

In managing Nvest Star Worldwide Fund, Loomis Sayles focuses on growth stocks, while Harris/Oakmark emphasizes value in the domestic and overseas markets. Montgomery Asset Management seeks reasonably priced stocks with sustainable earnings growth. Value stocks did better than growth stocks, especially during the latter half of 2000.

The Loomis Sayles segment put less emphasis on Japan and Europe than the benchmark, and held roughly 10% of assets in emerging markets and Canada. Good stock selection within the technology and energy sectors benefited performance, but in general, the portfolio's growth orientation detracted from Nvest Star Worldwide Fund's performance this year.

In the segment managed by Montgomery, a relatively large position in technology and communications stocks hampered performance relative to the benchmark, but good stock selection in healthcare and capital goods were positives for the Fund.

                           NVEST STAR WORLDWIDE FUND

--------------------------------------------------------------------------------


The Harris/Oakmark international segment avoided technology, communications and media stocks but favored financial services and defensive industries. These strategies and the manager's value approach benefited the Fund. The strongest performance came from selected stocks in Europe, while holdings in emerging Latin American and Asian economies were weaker.

The Harris/Oakmark domestic segment had relatively little exposure to technology. This, combined with the manager's emphasis on value and strong performance from the financial-services holdings, were also positives for the Fund.

The current outlook

Going into 2001, economic growth appears to be slowing in all parts of the world. While slower growth may make the world's equity markets volatile in the short term, there are reasons to be positive when looking at the long term. The rate cut announced by the Federal Reserve Board two business days into 2001 surprised observers by its size (0.5%) and timing (between scheduled meetings). However, it signals the Fed's concern about a possible recession.

Many observers now believe that declining stock prices in the U.S., Europe and Japan have eliminated the speculative excesses that were present just a few months ago, which could encourage investors to return to these markets as the year unfolds. Meanwhile, in many Asian countries, continued banking reform and the development of solid fiscal policies should foster a relatively stable environment that should attract investors.

We believe that global investing continues to be an important diversification strategy for stock investors and that it has the potential to reward those who stay with their investments over the long term.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Star Worldwide Fund invests in foreign and emerging market securities, which have special risks. These may include political, regulatory and currency risks. Emerging markets may be more subject to these risks than developed markets. The Fund may invest in small-cap companies, which are more volatile than the overall market, lower-rated bonds, which offer a higher yield in return for greater risk and price fluctuations; real estate investment trusts (REITs), which change in price with underlying real estate values and have other mortgage-related risks. The Fund may also invest in derivative securities whose value is based on other securities or indices, which may have significant risk and which may impact the Fund's performance and increase tax liability. These risks affect your investment's value. See the Fund's prospectus for details. Share price and return will vary and you may have a gain or loss when you sell your shares.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000

Common Stock -- 61.6% of Total Net Assets

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Australia -- 2.8%
     81,800  Australia & New Zealand
             Banking Group Ltd. ..................................   $   654,425
    304,000  AXA Asia Pacific Holdings Ltd. (c) ..................       506,884
     42,240  Commonwealth Bank of Australia (c) ..................       726,251
    379,500  Foster's Brewing Group Ltd. .........................       996,556
    395,000  John Fairfax Holdings Ltd. ..........................       860,573
     51,680  National Australia Bank, Ltd. (c) (d) ...............       828,350
    858,532  Nufarm, Ltd. ........................................     1,518,908
    107,600  QBE Insurance Group Ltd. ............................       592,048
                                                                     -----------
                                                                       6,683,995
                                                                     -----------
             Austria -- 0.1%
      9,200  Flughafen Wien AG ...................................       348,144
                                                                     -----------
             Belgium -- 1.3%
     12,620  Dexia ...............................................     2,293,009
     26,800  Interbrew (c) .......................................       934,132
                                                                     -----------
                                                                       3,227,141
                                                                     -----------
             Brazil -- 2.0%
 33,100,000  Brazil Telecom Participacoes SA (c) .................       295,354
      2,400  Petroleo Brasileiro
             SA - Petrobras (sponsored ADR) (c) ..................        60,600
     30,000  Tele Norte Leste Participacoes SA
             (Telemar) 144A (ADR) (d) ............................       684,375
      4,300  Telecomunicacoes Brasileiras (ADR) (c) ..............       313,362
187,200,000  Telemig Celular Participacoes SA ....................       787,200
  3,300,000  Unibanco - Uniao de Bancos Brasileiros SA (Units) ...       189,505
     83,900  Unibanco - Uniao de
             Bancos Brasileiros SA (GDR) .........................     2,469,806
                                                                     -----------
                                                                       4,800,202
                                                                     -----------
             Canada -- 4.2%
     49,500  Anderson Exploration Ltd. (c) .......................     1,123,425
      8,400  Ballard Power Systems, Inc. (c) .....................       530,513
     51,800  Bombardier, Inc., Class B ...........................       799,287
     40,500  Canadian Pacific, Ltd. (c) ..........................     1,154,019
      8,544  Celestica, Inc. (c) .................................       461,284
     27,500  Manulife Financial Corp. ............................       860,578
     30,500  Molson, Inc., Class A ...............................       874,159
      4,000  Nortel Networks Corp. (USD) .........................       128,250
     18,780  Nortel Networks Corp. ...............................       603,969
     40,300  Petro-Canada ........................................     1,024,758
     20,800  Precision Drilling Corp. (c) ........................       779,844
     22,700  Royal Bank of Canada (c) ............................       769,376
     23,500  Thomson Corp. .......................................       899,087
                                                                     -----------
                                                                      10,008,549
                                                                     -----------
             Denmark -- 1.7%
     19,000  GN Store Nord AS
             (GN Great Nordic) (c) ...............................       332,505
      5,100  Novo Nordisk AS (c) .................................       914,985
     53,340  Vestas Wind Systems AS ..............................     2,887,690
                                                                     -----------
                                                                       4,135,180
                                                                     -----------
             Finland -- 3.8%
     28,500  Kone Corp. ..........................................     1,993,731
    305,000  Metso OYJ ...........................................     3,408,100
     77,740  Nokia OYJ ...........................................     3,467,397
      4,900  Sampo-Leonia Insurance, Class A .....................       264,563
                                                                     -----------
                                                                       9,133,791
                                                                     -----------
             France -- 7.5%
     38,752  Alcatel SA (ADR) (d) ................................     2,167,690
     26,100  Aventis SA ..........................................     2,291,488
      1,000  Axa .................................................       144,606
     12,500  BNP Paribas SA ......................................     1,097,456
      4,240  Castorama Dubois Investissement SA ..................     1,098,855
     34,200  Chargeurs SA ........................................     2,247,965
      6,400  Coflexip SA (c) .....................................       813,700
     51,700  Compagnie Generale des
             Establissements Michelin, Class B (c) ...............     1,871,459
      5,800  Groupe Danone  (c) ..................................       874,660
     16,000  ISIS ................................................     1,140,321
     14,000  Sanofi-Synthelabo SA ................................       933,366
      9,610  Societe Television Francaise 1 (c) ..................       518,868
     15,690  STMicroelectronics, NV (USD) ........................       671,728
      5,395  TotalFinaElf SA .....................................       802,439
     21,016  Vivendi Universal SA (c) ............................     1,383,355
                                                                     -----------
                                                                      18,057,956
                                                                     -----------
             Germany -- 2.9%
     26,000  Adidas-Salomon AG ...................................     1,611,324
     25,980  Buderus AG ..........................................       558,406
      6,478  D. Logistics AG (c) .................................       285,893
     42,900  Deutsche Post AG (c) ................................       922,886
      7,290  Muenchener Rueckversicherungs-
             Gesellschaft AG .....................................     2,608,473
     15,900  Schering AG .........................................       903,271
                                                                     -----------
                                                                       6,890,253
                                                                     -----------
             Greece -- 0.2%
     11,800  Alpha Bank AE (c) ...................................       408,068
                                                                     -----------
             Hong Kong -- 2.8%
    925,500  Amoy Properties, Ltd. (d) ...........................     1,020,462
    163,900  China Mobile (Hong Kong) Ltd. (c) ...................       895,181
      3,400  China Mobile Ltd. (ADR)(c)(d) .......................        92,225


                See accompanying notes to financial statements.                7

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Hong Kong -- continued
  2,479,951  First Pacific Company, Ltd. (c) .....................  $    723,347
  1,990,000  Giordano International Ltd. (c) .....................       918,497
     37,000  Hutchison Whampoa, Ltd. .............................       461,332
  2,666,000  Mandarin Oriental International, Ltd. (c) ...........     1,732,900
     85,000  Sun Hung Kai Properties, Ltd., 144A .................       847,308
                                                                     -----------
                                                                       6,691,252
                                                                     -----------
             Ireland -- 1.3%
    125,000  Bank of Ireland .....................................     1,253,565
     19,800  Elan Corp., PLC (ADR) (c) (d) .......................       926,887
    374,000  Independent News & Media PLC ........................     1,018,439
                                                                     -----------
                                                                       3,198,891
                                                                     -----------
             Israel -- 1.0%
      6,760  Check Point Software Technolgies, Ltd. (c) ..........       902,883
     13,380  Comverse Technology, Inc.(c) ........................     1,453,403
                                                                     -----------
                                                                       2,356,286
                                                                     -----------
             Italy -- 2.1%
    120,900  BCA Intesa SpA (c) ..................................       581,248
    212,500  Fila Holdings SpA (ADR) .............................     1,620,313
    134,600  Riunione Adriatica di Sicurta SpA (RAS) (c) .........     2,099,327
    153,100  UniCredito Italiano SpA (c) .........................       800,748
                                                                     -----------
                                                                       5,101,636
                                                                     -----------
             Japan -- 6.7%
     30,600  Anritsu Corp. (d) ...................................       722,708
     25,800  Credit Saison Co., Ltd. .............................       551,793
    111,000  Daiwa Securities Group, Inc. (d) ....................     1,158,354
      4,000  Fast Retailing Co., Ltd. (c) ........................       783,065
     59,100  Fujikura Ltd. .......................................       442,526
    231,000  Ishikawajima Harima-Heavy Industries Co., Ltd. ......       493,037
    154,000  Japan Air Lines Co., Ltd. (c) .......................       704,531
     82,000  JGC Corp. (d) .......................................       558,765
      6,200  Konami Company, Ltd. (c) ............................       464,783
      5,000  Matsushita Communication Industrial, Co., Ltd. ......       627,624
     20,900  Meitec Corp. ........................................       669,122
     57,400  Mitsubishi Estate Company, Ltd. .....................       612,561
    134,000  Mitsubishi Heavy Industries, Ltd. ...................       583,730
     59,000  Mitsui Fudosan Co., Ltd. ............................       585,768
    178,000  Nissan Motor Co., Ltd. ..............................     1,024,528
     17,100  Nitto Denko Corp. ...................................       463,698
         29  NTT DoCoMo, Inc. (c) ................................       499,738
      2,600  Rohm Co., Ltd. ......................................       493,527
     80,900  Sanyo Electric Co., Ltd. ............................       672,280
     28,000  SHIMANO, Inc. .......................................       549,860
      6,000  Sony Corp. (c) ......................................       414,626
     30,000  Takeda Chemical Industries, Ltd. ....................     1,773,968
     33,000  The Furukawa Electric Co., Ltd. .....................       575,883
     12,000  Toyo Information Systems Co., Ltd. (c)(d) ...........       596,221
                                                                     -----------
                                                                      16,022,696
                                                                     -----------
             Mexico -- 1.3%
     44,700  Fomento Economico
             Mexicano SA de CV (c) ...............................     1,335,413
     20,000  Grupo Aeroportuario
             del Sureste SA de CV (c) ............................       332,500
     21,785  Grupo Televisa SA de CV (ADR) (c) ...................       978,963
     63,000  Kimberly-Clark de
             Mexico, SA de CV (c) ................................       174,290
      9,235  Telefonos de Mexico
             SA de CV (Telemar) (ADR) 144A .......................       416,729
                                                                     -----------
                                                                       3,237,895
                                                                     -----------
             Netherlands -- 3.9%
     18,500  Equant NV (c) .......................................       483,796
     15,300  Heineken NV .........................................       925,934
     88,500  Hunter Douglas NV ...................................     2,426,563
     26,799  Koninkijke Numico NV ................................     1,348,804
     24,100  Koninklijke Ahold NV ................................       777,563
     17,000  NV Holdingmaatschappij
             De Telegraaf (c) ....................................       344,801
     12,810  Royal Dutch Petroleum Co. ...........................       784,986
      5,600  Unilever NV .........................................       354,416
     14,200  VNU NV ..............................................       698,024
     50,100  Wolters Kluwer NV (c) ...............................     1,366,154
                                                                     -----------
                                                                       9,511,041
                                                                     -----------
             New Zealand -- 0.1%
    158,224  Fletcher Challenge Building .........................       137,228
                                                                     -----------
             Panama -- 1.0%
     67,700  Banco Latinoamericano de
             Exportaciones, SA, Class E ..........................     2,339,881
                                                                     -----------
             Singapore -- 1.3%
    188,000  City Developments, Ltd. .............................       873,787
    127,272  Datacraft Asia, Ltd. ................................       600,724
    557,000  Singapore Technologies Engineering Ltd. .............       897,246
    223,200  Singapore Telecommunications, Ltd. ..................       346,656


8                See accompanying notes to financial statements.

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Singapore -- continued
     53,616  United Overseas
             Bank, Ltd. ..........................................   $   402,430
                                                                     -----------
                                                                       3,120,843
                                                                     -----------
             South Africa -- 0.2%
    100,100  Standard Bank Investment Corp., Ltd. ................       403,469
                                                                     -----------
             South Korea -- 1.7%
     17,920  Dongah Tire Industry Co. (c) ........................       339,276
     16,470  H&CB ................................................       373,667
     20,000  Kookmin Bank ........................................       235,573
     37,380  Kumkang Koren Chemical Co., Ltd.(c) .................     1,285,399
      7,400  Lotte Chilsung Beverage Co. .........................       935,969
      2,300  Lotte Confectionery Co., Ltd. .......................       200,909
      4,000  SK Telecomm Co., Ltd. ...............................       800,000
                                                                     -----------
                                                                       4,170,793
                                                                     -----------
             Spain -- 0.7%
     42,100  Grupo Auxiliar Metalurgico, SA (Gamesa) (c) .........     1,012,016
     44,200  Telefonica SA (ADR) .................................       730,467
                                                                     -----------
                                                                       1,742,483
                                                                     -----------
             Sweden -- 1.5%
     18,000  Autoliv, Inc. .......................................       282,233
    154,400  Nordic Baltic Holding (c) ...........................     1,169,573
    130,000  SSAB Svenskt Stal AB (c) ............................     1,239,538
     34,000  Svenska Handelsbanken AB, Class A ...................       581,736
     32,852  Telefonaktiebolaget
             LM Ericsson AB, Class B (c) .........................       374,149
                                                                     -----------
                                                                       3,647,229
                                                                     -----------
             Switzerland -- 3.6%
      5,310  ABB, Ltd. (c) .......................................       565,922
      3,200  Givaudan AG (c) .....................................       845,950
        270  Julius Baer Holding, Ltd., Zurich (c) ...............     1,477,512
        620  Nestle SA, 144A .....................................     1,445,863
        710  Novartis AG (c) .....................................     1,254,951
        610  Swiss Re ............................................     1,462,058
      2,830  Zurich Financial Services AG (c) ....................     1,705,787
                                                                     -----------
                                                                       8,758,043
                                                                     -----------
             United Kingdom -- 13.2%
    176,000  Allied Domecq PLC (c) ...............................     1,163,224
    113,400  Allied Irish Banks PLC (c) ..........................     1,320,384
      5,000  Amvescap PLC ........................................       102,727
     38,800  COLT Telecom Group PLC (c) ..........................       835,454
      2,600  COLT Telecom Group PLC (ADR) (c) ....................       228,150
    408,600  Diageo PLC (c) ......................................     4,567,073
    720,000  Enodis PLC ..........................................     2,298,575
     97,865  FKI PLC .............................................       321,943
     53,600  HSBC Holdings PLC ...................................       797,159
    421,000  IMI PLC .............................................     1,491,966
    282,000  Morgan Crucible Co., PLC ............................     1,250,265
     68,900  Next PLC ............................................       829,361
     42,318  Pearson PLC .........................................     1,006,122
     47,000  Reckitt Benckiser PLC ...............................       647,973
     99,200  Regus PLC (c) .......................................       538,600
     42,500  Reuters Group PLC ...................................       720,024
    519,000  Rolls-Royce PLC .....................................     1,538,541
     63,700  Royal Bank of Scotland Group PLC (c) ................     1,506,865
     85,700  ScottishPower PLC ...................................       677,899
     77,100  Shire Pharmaceuticals Group PLC  (c) ................     1,216,285
  2,690,000  Somerfield PLC ......................................     3,781,016
    112,013  Spirent PLC .........................................     1,021,708
    616,000  Tomkins PLC .........................................     1,358,630
    710,600  Vodafone Group PLC ..................................     2,608,586
                                                                     -----------
                                                                      31,828,530
                                                                     -----------
             United States -- 26.8%
     40,366  ACNielsen Corp. (c) .................................     1,463,268
      7,600  Amdocs, Ltd. (c) ....................................       503,500
     14,000  America Online, Inc. (c) ............................       487,200
    101,500  American Greetings Corp. ............................       957,906
      6,200  Amgen, Inc. (c) .....................................       396,413
     60,000  Apogent Technologies, Inc. (c) ......................     1,230,000
     76,000  AT&T Corp. ..........................................     1,315,750
     59,052  Bank One Corp. ......................................     2,162,779
     61,300  Black & Decker Corp. ................................     2,406,025
    110,000  Brunswick Corp. .....................................     1,808,125
     12,000  Calpine Corp. (c) ...................................       540,750
     24,400  Capstone Turbine Corp. (c)(d) .......................       683,200
     20,000  Cisco Systems, Inc. (c) .............................       765,000
     50,000  Cooper Industries, Inc. .............................     2,296,875
      6,700  Corning, Inc. .......................................       353,844
     35,000  Eaton Corp. .........................................     2,631,562
      8,900  EMC Corp. (c) .......................................       591,850
      9,300  Enron Corp. .........................................       773,063
     59,000  Equifax, Inc. .......................................     1,692,563
     50,000  Ford Motor Co. ......................................     1,171,875
     77,000  Fortune Brands, Inc. ................................     2,310,000
      9,200  Freddie Mac .........................................       633,650
     40,000  Galileo International, Inc. .........................       800,000


                 See accompanying notes to financial statements.               9

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             United States -- continued
     10,700  General Electric Co. ................................  $    512,931
     58,000  H & R Block, Inc. ...................................     2,399,750
     40,000  H.J. Heinz Co. ......................................     1,897,500
     40,400  Knight-Ridder, Inc. .................................     2,297,750
     50,000  Lockheed Martin Corp. ...............................     1,697,500
     80,000  Masco Corp. .........................................     2,055,000
    170,000  Mattel, Inc. ........................................     2,454,800
     46,200  McLeodUSA, Inc. (c) .................................       652,575
      8,000  Microsoft Corp. (c) .................................       347,000
     62,000  Moody's Corp. .......................................     1,592,625
     43,000  NIKE, Inc., Class B .................................     2,399,937
     20,200  Pfizer, Inc. ........................................       929,200
     16,000  Providian Financial Corp. ...........................       920,000
      4,300  QUALCOMM, Inc. (c) ..................................       353,406
      5,800  Redback Networks, Inc. (c) ..........................       237,800
     57,800  Sara Lee Corp. ......................................     1,419,713
     22,100  Southern Energy, Inc. (c) ...........................       625,706
     25,400  Sprint Corp. (PCS Group) ............................       519,113
     65,000  Stanley Works .......................................     2,027,187
     20,000  Sybron Dental Specialties, Inc. (c) .................       337,500
    120,000  The Dial Corp. ......................................     1,320,000
     69,000  The Kroger Co. ......................................     1,867,312
     31,000  The New Dun and Bradstreet Corp. (c) ................       802,125
      3,500  Time Warner Telecom, Inc. (c) .......................       222,031
     80,000  Tricon Global Restaurants, Inc. (c) .................     2,640,000
      8,100  Unilever NV .........................................       509,794
     47,000  Washington Mutual, Inc. .............................     2,493,937
    205,000  Xerox Corp. .........................................       948,125
                                                                     -----------
                                                                      64,455,515
                                                                     -----------
             Total Common Stock
             (Identified Cost $219,923,047) ......................   230,416,990
                                                                     -----------


Preferred Stock -- 1.2%
--------------------------------------------------------------------------------
             Argentina -- 0.7%
    191,000  Quilmes Industrial SA (Quinsa) (ADR) ................     1,719,000
                                                                     -----------
             Germany -- 0.5%
      6,020  MLP AG ..............................................       667,028
        157  Porsche AG ..........................................       512,295
                                                                     -----------
                                                                       1,179,323
                                                                     -----------
             Total Preferred Stock
             (Identified Cost $3,156,187) ........................     2,898,323
                                                                     -----------

Short Term Investments -- 2.0%

Principal
Amount       Description                                              Value (a)
--------------------------------------------------------------------------------
$ 1,865,000  Repurchase Agreement with State
             Street Bank and Trust Co. dated
             12/29/2000 at 5.25% to be
             repurchased at $1,866,088 on
             1/02/2001, collateralized by
             $1,870,000 U.S. Treasury
             Bond at 5.50% due 8/15/2028
             with a value of $1,902,725 ..........................   $ 1,865,000
    942,000  Repurchase Agreement with State
             Street Bank and Trust Co. dated
             12/29/2000 at 5.25% to be
             repurchased at $942,550 on
             1/02/2001, collateralized by
             $845,000 U.S. Treasury Bond at
             6.375% due 8/15/2027 with a value
             of $961,188 .........................................       942,000
    407,000  Repurchase Agreement with State
             Street Bank and Trust Co. dated
             12/29/2000 at 5.85% to be
             repurchased at $407,265 on
             1/02/2001, collateralized by
             $365,000 U.S. Treasury Bond at
             10.750% due 2/15/2003 with a value
             of $419,252 .........................................       407,000
  1,695,000  Repurchase Agreement with State
             Street Bank and Trust Co. dated
             12/29/2000 at 5.85% to be
             repurchased at $1,696,102 on
             1/02/2001, collateralized by
             $1,655,000 U.S. Treasury Note at
             6.375% due 6/30/2002 with a
             value of $1,730,043 .................................     1,695,000
                                                                   -------------
             Total Short Term Investments
             (Identified Cost $4,909,000) ........................     4,909,000
                                                                   -------------
             Total Investments -- 98.9%
             (Identified Cost $227,988,234) (b) ..................   238,224,313
             Other assets less liabilities .......................     2,681,678
                                                                   -------------
             Total Net Assets -- 100% ............................ $ 240,905,991
                                                                   =============


10              See accompanying notes to financial statements.

Investments as of December 31, 2000


Forward Currency Contracts Outstanding

                                                 Local           Aggregate                            Unrealized
                                Delivery        Currency           Face              Total           Appreciation/
                                  Date           Amount            Value             Value          (Depreciation)
                               ----------     -----------       -----------       ----------        --------------
Hong Kong Dollar (bought)       5/7/01        $20,800,000       $ 2,668,206       $ 2,671,011             $2,805
Hong Kong Dollar (bought)       5/7/01          1,200,000           150,659           154,097              3,438
Hong Kong Dollar (bought)       5/7/01            500,000            62,814            64,207              1,393
Hong Kong Dollar (sold)         5/7/01            800,000           102,198           102,731               (533)
Hong Kong Dollar (sold)         5/7/01          1,400,000           178,877           179,780               (903)
Hong Kong Dollar (sold)         5/7/01            600,000            76,692            77,048               (356)
Hong Kong Dollar (sold)         5/7/01          1,000,000           128,212           128,414               (202)
Hong Kong Dollar (sold)         5/7/01          1,600,000           201,080           205,462             (4,382)
Hong Kong Dollar (sold)         5/7/01          1,600,000           200,716           205,462             (4,746)
Hong Kong Dollar (sold)         5/7/01            400,000            50,180            51,366             (1,186)
Hong Kong Dollar (sold)         5/7/01          1,000,000           125,448           128,414             (2,966)
Hong Kong Dollar (sold)         5/7/01            900,000           112,880           115,573             (2,693)
Hong Kong Dollar (sold)         5/7/01            100,000            12,554            12,841               (287)
Hong Kong Dollar (sold)         5/7/01            800,000           100,528           102,731             (2,203)
Hong Kong Dollar (sold)         5/7/01            800,000           100,597           102,731             (2,134)
Hong Kong Dollar (sold)         5/7/01            300,000            37,819            38,524               (705)
Hong Kong Dollar (sold)         5/7/01            150,000            18,890            19,262               (372)
Hong Kong Dollar (sold)         5/7/01            150,000            18,889            19,262               (373)
Hong Kong Dollar (sold)         5/7/01            400,000            50,434            51,366               (932)
Hong Kong Dollar (sold)         5/7/01            200,000            25,326            25,683               (357)
Hong Kong Dollar (sold)         5/7/01          1,000,000           126,831           128,414             (1,583)
Hong Kong Dollar (sold)         5/7/01          1,600,000           202,899           205,462             (2,563)
Hong Kong Dollar (sold)         5/7/01          1,700,000           215,612           218,304             (2,692)
Hong Kong Dollar (sold)         5/7/01            300,000            38,051            38,524               (473)
Hong Kong Dollar (sold)         5/7/01          1,700,000           216,346           218,304             (1,958)
Hong Kong Dollar (sold)         5/7/01          4,000,000           509,554           513,656             (4,102)
Hong Kong Dollar (bought)       5/10/01        14,500,000         1,860,716         1,862,049              1,333
Hong Kong Dollar (sold)         5/10/01         2,000,000           256,575           256,835               (260)
Hong Kong Dollar (sold)         5/10/01         6,000,000           769,346           770,503             (1,157)
Hong Kong Dollar (sold)         5/10/01         1,000,000           127,071           128,417             (1,346)
Hong Kong Dollar (sold)         5/10/01           800,000           101,611           102,734             (1,123)
Hong Kong Dollar (sold)         5/10/01         1,400,000           177,895           179,784             (1,889)
Hong Kong Dollar (sold)         5/10/01         1,300,000           165,241           166,942             (1,701)
Hong Kong Dollar (sold)         5/10/01         2,000,000           254,761           256,834             (2,073)
Japanese Yen (sold)             3/19/01        30,000,000           288,240           265,840             22,400
                                                                                                     -----------
                                                                                                     $   (16,881)
                                                                                                     ===========

                See accompanying notes to financial statements.               11

Investments as of December 31, 2000


(a)  See Note 1a of Notes to Financial Statements.

(b) Federal Tax Information: At December 31, 2000, the net unrealized depreciation on investments based on cost of $230,907,942 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value
       over tax cost ............................................   $25,890,805
     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value ..........................................   (18,574,434)
                                                                  --------------
     Net unrealized depreciation ................................  $ (7,316,371)
                                                                  ==============

     During the year ended December 31, 2000, the fund distributed $39,917,123 (unaudited) from long-term capital gains.

(c)  Non-income producing security.

(d) All or a portion of this security was on loan to brokers at December 31, 2000.

144A Securities exempt from registration under Rule 144 of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,394,275 or 1.4% of net assets.

ADR/
GDR An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

USD  United States dollars.


Industry Holdings at December 31, 2000 (unaudited)

Bank & Thrifts                       13.3%
Food & Beverages                      9.9%
Manufacturing-Diversified             9.1%
Consumer Goods & Services             7.7%
Telecommunications-Equipment          4.8%
Financial Services                    4.7%
Health Care-Drugs                     4.2%
Telecommunications                    3.4%
Retail                                2.9%
Energy                                2.6%
Insurance                             2.6%
Computer Software & Services          2.4%
Automotive                            2.2%
Machinery                             2.0%
Publishing                            2.0%
Telecommunications-Cellular           1.9%
Building & Related                    1.9%
Real Estate                           1.9%
Hardware                              1.8%
Banks-Money Center                    1.7%
Electronic Components                 1.5%
Communications Services               1.5%
Aerospace/Defense                     1.3%
Chemicals                             1.3%
Broadcasting                          1.3%
Oil-Major Integrated                  1.1%
Electrical Equipment                  0.9%
Engineering-Research & Development    0.8%
Oil Services                          0.8%
Diversified Conglomerates             0.8%
Hotels & Restaurants                  0.7%
Medical Products                      0.7%
Airlines                              0.6%
Household Products                    0.5%
Metal & Mining                        0.5%
Transportation                        0.5%
Oil & Gas-Exploration & Production    0.5%
Computers & Business Equipment        0.4%
Apparel & Textiles                    0.4%
Business Services                     0.3%
Oil & Gas-Drilling                    0.3%
Commercial Services                   0.2%
Paper                                 0.1%


12              See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

December 31, 2000


ASSETS
   Investments at value (Identified cost $227,988,234).................                        $ 238,224,313
   Cash................................................................                                2,744
   Foreign cash at value (Identified cost $1,377,916)..................                            1,402,673
   Investments held as collateral for loaned securities................                            7,406,975
   Receivable for:
      Fund shares sold.................................................                              189,058
      Securities sold..................................................                            4,717,940
      Dividends and interest...........................................                              264,404
      Tax reclaims.....................................................                              147,452
      Securities lending income........................................                              250,000
                                                                                               -------------
                                                                                                 252,605,559
LIABILITIES
   Payable for:
      Collateral on securities loaned, at value........................   $   7,406,975
      Securities purchased.............................................       1,644,519
      Fund shares redeemed.............................................       2,158,862
      Open forward currency contracts - net............................          16,881
      Withholding taxes................................................          21,659
   Accrued expenses:
      Management fees..................................................         210,948
      Deferred trustees' fees..........................................          29,282
      Accounting and administrative....................................           7,260
      Transfer agent...................................................          93,100
      Other............................................................         110,082
                                                                          -------------
                                                                                                  11,699,568
                                                                                               -------------
NET ASSETS.............................................................                        $ 240,905,991
                                                                                               =============
   Net Assets consist of:
      Paid in capital..................................................                        $ 238,605,456
      Undistributed (overdistributed) net investment income (loss).....                              (51,682)
      Accumulated net realized gain (loss).............................                           (7,894,801)
      Unrealized appreciation (depreciation) on investments, forward
       currency contracts and foreign currency transactions - net......                           10,247,018
                                                                                               -------------
NET ASSETS.............................................................                        $ 240,905,991
                                                                                               =============
   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares
      ($102,507,261 / 7,109,350 shares of beneficial interest).........                             $  14.42
                                                                                                    ========
   Offering price per share (100 / 94.25 of $14.42)....................                             $  15.30*
                                                                                                    ========
   Net asset value and offering price of Class B shares
      ($114,449,521 / 8,332,644 shares of beneficial interest).........                             $  13.74**
                                                                                                    ========
   Net asset value of Class C shares
      ($23,949,209 / 1,742,212 shares of beneficial interest)..........                             $  13.75**
                                                                                                    ========
   Offering price per share (100 / 99.00 of $13.75)....................                             $  13.89
                                                                                                    ========

*  Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.               13

                      STATEMENT OF ASSETS OF & LIABILITIES


Year Ended December 31, 2000

INVESTMENT INCOME
   Dividends (net of foreign taxes of $357,652)........................                        $   4,068,588
   Interest............................................................                              679,671
   Securities lending income...........................................                              419,417
                                                                                               -------------
                                                                                                   5,167,676

   Expenses
      Management fees..................................................   $   2,891,302
      Service fees - Class A...........................................         294,478
      Service and distribution fees - Class  B.........................       1,300,089
      Service and distribution fees - Class C..........................         275,237
      Trustees' fees and expenses......................................          12,442
      Accounting and administrative....................................          98,789
      Custodian........................................................         570,510
      Transfer agent...................................................       1,002,984
      Audit and tax services...........................................          49,840
      Legal............................................................          17,548
      Printing.........................................................         135,105
      Registration.....................................................          43,178
      Amortization of organization expenses............................          13,529
      Miscellaneous....................................................          13,503
                                                                          -------------
   Total expenses before reductions....................................       6,718,534
   Less reductions.....................................................         (11,337)           6,707,197
                                                                          -------------        -------------
   Net investment income (loss)........................................                           (1,539,521)
                                                                                               -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on:
      Investments - net................................................      25,575,128
      Forward currency contracts - net.................................       1,680,571
      Foreign currency transactions - net..............................        (514,732)
                                                                          -------------
      Net realized gain (loss) on investments, forward currency
      contracts and foreign currency transactions......................      26,740,967
                                                                          -------------
   Unrealized appreciation (depreciation) on:
      Investments - net................................................     (60,901,040)
      Forward currency contracts - net.................................        (223,442)
      Foreign currency transactions - net..............................          38,605
                                                                          -------------
      Net unrealized appreciation (depreciation) on investments,
      forward currency contracts and foreign currency transactions.....     (61,085,877)
                                                                          -------------
   Net gain (loss) on investment transactions..........................                          (34,344,910)
                                                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..................                        $ (35,884,431)
                                                                                               =============


14              See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                 Year Ended December 31,
                                                                           -----------------------------------
                                                                                 1999               2000
                                                                           ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)........................................    $     (2,118,569)   $    (1,539,521)
   Net realized gain (loss) on investments, forward currency
      contracts and foreign currency transactions......................          45,115,560         26,740,967
   Net unrealized appreciation (depreciation) on investments,
      forward currency contracts and foreign currency transactions.....          40,444,136        (61,085,877)
                                                                           ----------------   ----------------
   Increase (decrease) in net assets from operations...................          83,441,127        (35,884,431)
                                                                           ----------------   ----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on investments
      Class A..........................................................         (12,083,293)       (16,575,111)
      Class B..........................................................         (13,730,866)       (19,068,510)
      Class C..........................................................          (2,796,280)        (4,075,550)
   In excess of net realized gain on investments
      Class A..........................................................                   0         (2,523,066)
      Class B..........................................................                   0         (2,902,612)
      Class C..........................................................                   0           (620,381)
                                                                           ----------------   ----------------
                                                                                (28,610,439)       (45,765,230)
                                                                           ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS.............................          (4,457,284)        26,099,328
                                                                           ----------------   ----------------
Total increase (decrease) in net assets................................          50,373,404        (55,550,333)

NET ASSETS
   Beginning of the year...............................................         246,082,920        296,456,324
                                                                           ----------------   ----------------
   End of the year.....................................................    $    296,456,324    $   240,905,991
                                                                           ================   ================

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
   End of the year.....................................................    $       (248,268)   $       (51,682)
                                                                           ================   ================


                See accompanying notes to financial statements.               15

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                                                         Class A
                                                ---------------------------------------------------------
                                                                  Years Ended December 31,
                                                ---------------------------------------------------------
                                                  1996         1997        1998       1999        2000
                                                ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of the Year .......  $   12.50   $   14.40   $   15.46    $  16.08   $   19.90
                                                ---------   ---------   ---------   ---------   ---------
Income (Loss) From Investment Operations
Net Investment Income (Loss) (a)..............      (0.03)      (0.02)       0.01       (0.07)      (0.02)
Net Realized and Unrealized Gain (Loss)
  on Investments..............................       2.11        1.88        0.61        5.98       (2.43)
                                                ---------   ---------   ---------   ---------   ---------
Total From Investment Operations..............       2.08        1.86        0.62        5.91       (2.45)
                                                ---------   ---------   ---------   ---------   ---------
Less Distributions
Distributions From Net Realized Capital
  Gains ......................................      (0.18)      (0.76)       0.00       (2.09)      (2.63)
Distributions In Excess of
  Net Realized Capital Gains .................       0.00        0.00        0.00        0.00       (0.40)
Distributions From Paid in Capital............       0.00       (0.04)       0.00        0.00        0.00
                                                ---------   ---------   ---------   ---------   ---------
Total Distributions...........................      (0.18)      (0.80)       0.00       (2.09)      (3.03)
                                                ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of the Year .............  $   14.40   $   15.46   $   16.08    $  19.90   $   14.42
                                                =========   =========   =========   =========   =========
Total Return (%) (b)..........................       16.7        12.7         4.0        37.6       (12.2)
Ratio of Operating Expenses to
  Average Net Assets (%) .....................       2.58        2.07        2.09        2.06        2.01
Ratio of Operating Expenses to Average
  Net Assets After Expense Reductions (%) ....       2.58        2.07        2.09        2.06        2.01(c)
Ratio of Net Investment Income (Loss)
  to Average Net Assets (%) ..................      (0.21)      (0.12)       0.03       (0.42)      (0.13)
Portfolio Turnover Rate (%)...................         57          80          84          91         175
Net Assets, End of the Year (000).............   $ 68,509   $ 118,381    $106,763   $ 126,415    $102,507

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b)  A sales charge for is not reflected in total return calculations.

(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions.

     The rebated commissions are used to reduce operating expenses of the Fund.



16              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                                                         Class B
                                                ---------------------------------------------------------
                                                                  Years Ended December 31,
                                                ---------------------------------------------------------
                                                  1996         1997        1998       1999        2000
                                                ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of the Year........  $   12.50   $   14.30   $   15.23    $  15.73   $   19.26
                                                ---------   ---------   ---------   ---------   ---------
Income (Loss) From Investment Operations
Net Investment Income (Loss) (a)..............      (0.12)      (0.14)      (0.11)      (0.20)      (0.16)
Net Realized and Unrealized Gain (Loss) on
  Investments.................................       2.10        1.87        0.61        5.82       (2.33)
                                                ---------   ---------   ---------   ---------   ---------
Total From Investment Operations.......              1.98        1.73        0.50        5.62       (2.49)
                                                ---------   ---------   ---------   ---------   ---------
Less Distributions
Distributions From Net Realized Capital
  Gains ......................................      (0.18)      (0.76)       0.00       (2.09)      (2.63)
Distributions In Excess of Net Realized
  Capital Gains ..............................       0.00        0.00        0.00        0.00       (0.40)
Distributions From Paid in Capital............       0.00       (0.04)       0.00        0.00        0.00
                                                ---------   ---------   ---------   ---------   ---------
Total Distributions...........................      (0.18)      (0.80)       0.00       (2.09)      (3.03)
                                                ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of the Year .............  $   14.30   $   15.23   $   15.73    $  19.26   $   13.74
                                                =========   =========   =========   =========   =========
Total Return (%) (b)..........................       15.9        11.9         3.3        36.6       (12.8)
Ratio of Operating Expenses to
  Average Net Assets (%) .....................       3.33        2.82        2.84        2.81        2.76
Ratio of Operating Expenses to Average
  Net Assets After Expense Reduction (%) .....       3.33        2.82        2.84        2.81        2.76(c)
Ratio of Net Investment Income (Loss) to
   Average Net Assets (%).....................      (0.96)      (0.87)      (0.72)      (1.17)      (0.88)
Portfolio Turnover Rate (%)...................         57          80          84          91         175
Net Assets, End of the Year (000).............   $ 65,367   $ 123,467    $116,305    $141,338    $114,450

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) A contingent deferred sales charge is not reflected in total return calculations.

(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions.

     The rebated commissions are used to reduce operating expenses of the Fund.



                See accompanying notes to financial statements.               17

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                                                         Class C
                                                ---------------------------------------------------------
                                                                  Years Ended December 31,
                                                ---------------------------------------------------------
                                                  1996         1997        1998       1999        2000
                                                ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of the Year .......  $   12.50   $   14.31   $   15.24    $  15.75   $   19.27
                                                ---------   ---------   ---------   ---------   ---------
Income (Loss) From Investment Operations
Net Investment Income (Loss) (a)..............      (0.12)      (0.13)      (0.11)      (0.21)      (0.16)
Net Realized and Unrealized Gain (Loss) on
  Investments.................................       2.11        1.86        0.62        5.82       (2.33)
                                                ---------   ---------   ---------   ---------   ---------
Total From Investment Operations..............       1.99        1.73        0.51        5.61       (2.49)
                                                ---------   ---------   ---------   ---------   ---------
Less Distributions
Distributions From Net Realized Capital
  Gains ......................................      (0.18)      (0.76)       0.00       (2.09)      (2.63)
Distributions In Excess of Net Realized
  Capital Gains ..............................       0.00        0.00        0.00        0.00       (0.40)
Distributions From Paid in Capital............       0.00       (0.04)       0.00        0.00        0.00
                                                ---------   ---------   ---------   ---------   ---------
Total Distributions...........................      (0.18)      (0.80)       0.00       (2.09)      (3.03)
                                                ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of the Year .............  $   14.31   $   15.24   $   15.75    $  19.27   $   13.75
                                                =========   =========   =========   =========   =========
Total Return (%) (b)..........................       15.9        11.8         3.3        36.5       (12.8)
Ratio of Operating Expenses to
  Average Net Assets (%) .....................       3.33        2.82        2.84        2.81        2.76
Ratio of Operating Expenses to Average
  Net Assets After Expense Reduction (%) .....       3.33        2.82        2.84        2.81        2.76(c)
Ratio of Net Investment Income (Loss) to
   Average Net Assets (%).....................      (0.96)      (0.87)      (0.72)      (1.17)      (0.88)
Portfolio Turnover Rate (%)...................         57          80          84          91         175
Net Assets, End of the Year (000).............  $  17,980   $  26,137   $  23,016    $ 28,703   $  23,949

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) A sales charge and a contingent deferred sales charge are not reflected in total return calculations.

(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions.

     The rebated commissions are used to reduce operating expenses of the Fund.



18               Seeaccompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


For the Year Ended December 31, 2000


1. Significant Accounting Policies. The Nvest Star Worldwide Fund (the "Fund") is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 are not subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price, except for certain British equities which are valued at the mean between the last bid and last ask prices on the London Stock Exchange. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the relevant subadviser under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date except certain dividends from foreign securities where ex-dividend date may have passed are booked as soon as the fund is informed of the dividend and interest income is recorded on an accrual basis. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

For the Year Ended December 31, 2000


c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rates.

d. Forward Foreign Currency Contracts. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. The Fund accrues such taxes as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs, net operating losses, Passive Foreign Investment

For the Year Ended December 31, 2000


Companies ("PFIC") and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each of the Fund's subadvisers is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

h. Organization Expense. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $64,900 in the aggregate, were paid by the Fund and were fully amortized by the Fund over 60 months.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchase and sales of securities (excluding short-term investments) were $455,498,525 and $467,988,022 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management"), at the annual rate of 1.05% of the Fund's average daily net assets reduced by the amount of any subadviser fees paid by the Fund to its subadvisers as follows: Harris Associates, L.P. and Loomis, Sayles & Company, L.P. at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million and Montgomery Asset Management, LLC at the annual rate of 0.85% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery Asset Management, LLC manages, 0.65% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management, Loomis, Sayles & Company, L.P., and Harris Associates, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Loomis, Sayles & Company, L.P. replaced Janus Capital Corp. as a subadviser on February 28, 2000. Fees earned by Nvest Management and the subadvisers under the management and subadvisery agreements in effect during the year ended December 31, 2000, are as follows:

                    Fees Earned
                    -----------
            Nvest Management                    $      1,114,073
            Harris Associates, L.P.                      724,802
            Loomis, Sayles & Company, L.P.               496,709
            Montgomery Asset Management, LLC             439,778
            Janus Capital Corp.                          115,940
                                                ----------------
                                                $      2,891,302
                                                ================

The effective management fee for the year ended December 31, 2000 was 1.05%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a

For the Year Ended December 31, 2000


group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of Nvest Funds' average daily net assets and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $98,789 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. For the year ended December 31, 2000, the Fund paid NSC $760,145 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement for Class A, Class B and Class C.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $294,478 in service fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $325,022 and $68,809 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $975,067 and $206,428 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000 amounted to $595,611.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of

For the Year Ended December 31, 2000


$4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                                            Year Ended December 31,
                                                       -----------------------------------------------------------
                                                                   1999                            2000
                                                       ------------------------------   --------------------------
  Class A                                                  Shares          Amount          Shares         Amount
 --------                                               -----------   ---------------   -----------   -------------
   Shares sold........................................   17,418,778    $  308,405,361    11,169,165   $ 204,236,025
   Shares issued in connection with the
     reinvestment of:
   Distributions from net realized gain...............      625,286        11,630,312     1,248,452      18,555,461
                                                        -----------   ---------------   -----------   -------------
                                                         18,044,064       320,035,673    12,417,617     222,791,486
   Shares repurchased.................................  (18,330,936)     (325,330,531)  (11,660,151)   (213,733,340)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease)............................     (286,872)   $   (5,294,858)      757,466   $   9,058,146
                                                        -----------   ---------------   -----------   -------------

                                                                            Year Ended December 31,
                                                       -----------------------------------------------------------
                                                                   1999                            2000
                                                       ------------------------------   --------------------------
  Class B                                                  Shares          Amount          Shares         Amount
 --------                                               -----------   ---------------   -----------   -------------
   Shares sold........................................      938,431    $   16,521,040     1,047,575   $  18,681,009
   Shares issued in connection with the
     reinvestment of:
   Distributions from net realized gain...............      706,524        12,724,497     1,444,753      20,488,058
                                                        -----------   ---------------   -----------   -------------
                                                          1,644,955        29,245,537     2,492,328      39,169,067
   Shares repurchased.................................   (1,700,021)      (29,067,473)   (1,497,656)    (25,902,342)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease)............................      (55,066)   $      178,064       994,672   $  13,266,725
                                                        -----------   ---------------   -----------   -------------

                                                                            Year Ended December 31,
                                                       -----------------------------------------------------------
                                                                   1999                            2000
                                                       ------------------------------   --------------------------
  Class C                                                  Shares          Amount          Shares         Amount
 --------                                               -----------   ---------------   -----------   -------------
   Shares sold........................................    1,341,499    $   23,365,742       640,499   $  11,425,930
   Shares issued in connection with the
     reinvestment of:
   Distributions from net realized gain...............      150,031         2,703,557       317,323       4,514,587
                                                        -----------   ---------------   -----------   -------------
                                                          1,491,530        26,069,299       957,822      15,940,517
   Shares repurchased.................................   (1,463,990)      (25,409,789)     (704,804)    (12,166,060)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease)............................       27,540    $      659,510       253,018   $   3,774,457
                                                        -----------   ---------------   -----------   -------------
   Increase (decrease) derived from
      capital shares transactions.....................     (314,398)   $   (4,457,284)    2,005,156   $  26,099,328
                                                        ===========   ===============   ===========   =============

For the Year Ended December 31, 2000


5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 3, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2000.

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 2000, the Fund loaned securities having a market value of $6,922,986 and collateralized by United States Treasury Bonds with a market value of $7,406,975.

7. Concentration of Risk. The Fund had the following geographic concentrations in excess of 10% of its total net assets at December 31, 2000: United Kingdom 13.2% and United States 26.8%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

8. Expense Reductions. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2000, the Fund's expenses were reduced by $11,337 under these agreements.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust I
and the Shareholders of the Nvest Star Worldwide Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Star Worldwide Fund (the "Fund"), a series of Nvest Funds Trust I, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION


Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

        Voted For       Voted Against      Abstained Votes      Total Votes
      -------------     -------------      ---------------     -------------
      8,550,448.824      75,594.470          152,565.952       8,778,609.246

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and:

Harris Associates L.P.

        Voted For       Voted Against      Abstained Votes      Total Votes
      -------------     -------------      ---------------     -------------
      8,532,753.693      87,906.168          157,949.385       8,778,609.246

Loomis, Sayles & Company, L.P.

        Voted For       Voted Against      Abstained Votes      Total Votes
      -------------     -------------      ---------------     -------------
      8,538,383.871      80,796.832          159,428.543       8,778,609.246

Montgomery Asset Management, LLC

        Voted For       Voted Against      Abstained Votes      Total Votes
      -------------     -------------      ---------------     -------------
      8,548,395.982      83,308.110          146,905.154       8,778,609.246

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                          Affirmative          Withheld               Total
                        ---------------      -------------       ---------------
Graham T. Allison, Jr.  231,271,092.896      7,321,155.651       238,592,248.547
Daniel M. Cain          231,282,396.662      7,309,851.885       238,592,248.547
Kenneth J. Cowan        231,302,361.351      7,289,887.196       238,592,248.547
Richard Darman          231,295,499.277      7,296,749.270       238,592,248.547
Sandra O. Moose         231,298,397.966      7,293,850.581       238,592,248.547
John A. Shane           231,356,664.464      7,235,584.083       238,592,248.547
Peter S. Voss           231,288,476.713      7,303,771.834       238,592,248.547
Pendleton P. White      231,230,527.401      7,361,721.146       238,592,248.547
John T. Hailer          231,453,185.052      7,139,063.495       238,592,248.547

REGULAR INVESTING PAYS


                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------


1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


                                                  The Power of Monthly Investing

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]



Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------


Total Return -- The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions -- Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions -- Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization -- The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares X current market price of a share = market capitalization.

Price/Earnings Ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) -- Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                                   NVEST FUNDS


                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust -- Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

     *Investments in money market funds are not insured or guaranteed by the
                         FDIC or any government agency.



                               INVESTMENT MANAGERS

      AEW Management and Advisors                   Loomis, Sayles & Company
            Back Bay Advisors                      Montgomery Asset Management
        Capital Growth Management                   RS Investment Management
     Harris Associates/Oakmark Funds              Vaughan, Nelson, Scarborough
        Janus Capital Corporation                         & McCullough
             Jurika & Voyles                      Westpeak Investment Advisors
              Kobrick Funds


   For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

   This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

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Nvest Fund(SM)
Where The Best Minds Meet(R)

Nvest Star
Small Cap Fund



                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)



Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks
- those that appear undervalued relative to their earnings and assets - revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC~name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                /s/ John T. Hailer


*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

                            NVEST STAR SMALL CAP FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Star Small Cap Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.


                                Growth of a $10,000 Investment in Class A Shares

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

       12/31/96         10000          9425
       12/31/97         12697         11967
       12/31/98         12958         12212
       12/31/99         21428         20196
       12/31/00         18810         17729


This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                           NVEST STAR SMALL CAP FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
    Class A (Inception 12/31/96)                         1 Year                   Since Inception

    Net Asset Value1                                    -12.22%                       17.11%
    With Maximum Sales Charge2                          -17.27                        15.40

------------------------------------------------------------------------------------------------------
    Class B (Inception 12/31/96)                         1 Year                   Since Inception

    Net Asset Value1                                    -12.89%                       16.24%
    With CDSC3                                          -16.36                        15.76

------------------------------------------------------------------------------------------------------
    Class C (Inception 12/31/96)                         1 Year                   Since Inception

    Net Asset Value1                                    -12.89%                       16.25%
    With Maximum Sales Charge and CDSC3                 -14.44                        15.95

------------------------------------------------------------------------------------------------------
                                                                                   Since Fund's
                                                                                   Class A, B, C
    Comparative Performance                              1 Year                     Inception

    Russell 2000 Index4                                  -3.02%                        8.82%
    Morningstar Small-Cap Growth Average5                -5.71                        16.55
    Lipper Small-Cap Growth Average6                    -10.01                        17.72
------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

1 These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

2 These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

3 These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to the 1.00% sales charge. Class C share accounts established prior to December 1, 2000, are not subject to the additional 1.00% sales charge.

4 Russell 2000 Index is an unmanaged index measuring the stock price performance of the 2,000 smallest companies within the Russell 3000 Index. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. You may not invest directly in an index.

5 Morningstar Small-Cap Growth Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

6 Lipper Small-Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

NVEST STAR SMALL CAP FUND

                                                            Performance Overview
--------------------------------------------------------------------------------

For the 12 months ended December 31, 2000, Nvest Star Small Cap Fund Class A shares had a total return of -12.22% at net asset value, including $4.33 in reinvested capital gains. The Fund's benchmark, the Russell 2000 Index, returned -3.02% for the same period, while Lipper's Small-Cap Growth Average had a -10.01% return.

The past 12 months were volatile for investors across the board, with sharp increases followed by steep downturns in stock prices. However, small-cap stocks declined less than large-cap stocks, and small-cap value stocks out-performed small-cap growth stocks.

The Star concept is designed to broaden diversification

Nvest Star Small Cap Fund is composed of four portfolio segments, each managed by a different investment management team. This multi-manager approach provides a means to diversify among the investment styles and strategies of several established management firms as well as among individual securities. The extra diversification of employing four Best Minds that don't always think alike is designed to balance out market swings over time.

The investment environment for small caps was volatile

When the year began, small caps were riding a positive investment trend, as growth stocks -- particularly those in the technology area -- were in demand. Small-cap stocks benefited in this environment because many small companies are rapid growers, engaged in developing products that will be used to expand Internet and telecommunications services. As the year progressed, however, the mood of the market changed. Higher interest rates, prospects for a slowdown in the rate of economic growth, and concerns that stock valuations had reached unsustainable levels triggered a sell-off in the stock market, starting with tech-nology and expanding to other sectors. While stocks declined across the board, many small-cap stocks declined less than larger-cap issues.

Small-cap value stocks returned to favor

During the year, there were individual small-cap companies in every sector that performed well, but technology stocks were hard hit, especially during the fourth quarter. Stocks in the consumer-discretionary sector -- such as radio, telephone, advertising and restaurant companies -- also did poorly. On the other hand, certain healthcare and financial stocks were relatively strong.

                           NVEST STAR SMALL CAP FUND

--------------------------------------------------------------------------------


As for investment style, small-cap value stocks had the edge over small-cap growth stocks. While all investors would like to buy low and sell high, value-~oriented investors are bargain hunters, focusing on low-priced stocks for their appreciation potential rather than putting top priority on potential earnings growth. Value investing had been out of favor for several years, but prospects for slower economic growth prompted investors to focus on opportunities for price appreciation more than on earnings momentum.

The Fund's investment managers use different strategies

In seeking long-term growth from stocks of small-cap companies, Nvest Star Small Cap Fund's managers use a variety of investment styles and strategies, investing in different economic sectors and industries. RS Investment Management looks for companies with catalysts that may spur growth. Montgomery uses a three-step selection process to search for reasonably priced companies with rapid earnings growth. Loomis Sayles looks for dynamic young companies that dominate their industry niche. Harris/Oakmark uses bottom-up stock selection to seek undervalued companies.

The energy investments RS Investment Management selected produced relatively strong returns this year, but not strong enough to offset disappointments from the technology, utility and healthcare stocks in this portfolio segment.

The Montgomery portfolio segment benefited from the relatively good perfor-~mance of its technology, healthcare, financial services and energy investments. However, negative results from the segment's consumer discretionary holdings detracted from performance.

In the Loomis Sayles portfolio segment, strong performance from its financial services holdings offset poor results from its investments in technology, health-care, and producer durables (including industrial equipment, manufacturing and machinery).

The Harris/Oakmark segment benefited from successful stock picks in financial services, as well as from the return to favor of the value approach. Auto parts and some technology selections were disappointing.

Short-term challenges provide opportunities

As we move into 2001, interest rates are higher than they were at the beginning of last year, economic growth has slowed, and more and more companies are trimming their earnings projections. While this is a difficult investment environ-

                           NVEST STAR SMALL CAP FUND

--------------------------------------------------------------------------------


                   Top 10 Portfolio Holdings -- 12/31/00

                                                         % of
          Sector                                      Net Assets

           1.  UTI Energy Corp.                          2.0
           2.  Golden State Bancorp, Inc.                1.9
           3.  ITT Educational Services, Inc.            1.3
           4.  First Health Group Corp.                  1.2
           5.  Oxford Health Plans, Inc.                 1.1
           6.  National Data Corp.                       1.1
           7.  Macrovision Corp.                         0.9
           8.  Radian Group, Inc.                        0.9
           9.  Elan Corp., PLC (ADR)                     0.9
          10.  Department 56, Inc.                       0.9

          Portfolio holdings and asset allocations will vary.


ment for small-cap stocks, market downturns are a normal and necessary part of the investment cycle. They serve to wring out the speculative excesses in the market and re-establish more realistic stock valuations. Moreover, the Federal Reserve Board's decision to cut interest rates by 50 basis points (0.5%), which came in a surprise announcement just after the end of the year, indicates that the Fed is willing to take action to avoid a recession.

Many investors look upon market downturns as opportunities to purchase attractive companies at lower prices. Although small-cap stocks are typically more volatile than stocks of larger, more established companies, the potential for long-term growth may be superior for investors who understand the risks. We believe small-cap stocks continue to be an important part of a diversified equity portfolio for investors who maintain a long-term perspective.


This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Star Small Cap Fund invests in small-cap and emerging growth companies, which are more volatile than the overall market. It may also invest in foreign and emerging market securities, which have special risks; lower-rated bonds, which offer higher yields in return for more risk; real estate investment trusts (REITs), which change in price with underlying real estate values and have other mortgage-related risks; and derivative securities, whose value is based on other securities or indices, which may have significant risk, impact the Fund's performance and increase tax liability. Frequent portfolio turnover may increase your risk of tax liability and lower your total return from this Fund. These risks affect your investment's value. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000

Common Stock -- 61.6% of Total Net Assets

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Aerospace -- 1.3%
    45,400   Aeroflex, Inc. (c)..................................  $   1,308,797
    25,500   Alliant Techsystems, Inc. (c) ......................      1,702,125
                                                                   -------------
                                                                       3,010,922
                                                                   -------------
             Automotive -- 0.7%
    37,500   Dollar Thrifty Automotive Group, Inc. ..............        703,125
    20,000   Fleetwood Enterprises, Inc. ........................        210,000
    30,000   Monaco Coach Corp. (c) .............................        530,625
    22,500   Standard Motor Products, Inc. ......................        165,938
                                                                    ------------
                                                                       1,609,688
                                                                    ------------
             Banks & Thrifts -- 6.2%
    10,000   Astoria Financial Corp. ............................        543,125
    28,650   Bank United Corp. ..................................      1,953,572
    70,000   BankAtlantic Bancorp, Inc. (d) .....................        262,500
    13,200   Commerce Bancorp, Inc. .............................        902,550
    35,000   Dime Bancorp, Inc. .................................      1,034,687
   135,000   Golden State Bancorp, Inc. .........................      4,244,062
    25,100   Greater Bay Bancorp ................................      1,029,100
    30,000   People's Bank ......................................        776,250
    18,300   Silicon Valley Bancshares ..........................        632,494
    35,000   U.S. Bancorp .......................................      1,021,563
    11,500   Wilmington Trust Corp. .............................        713,719
    11,900   Zions Bancorp ......................................        743,006
                                                                    ------------
                                                                      13,856,628
                                                                    ------------
             Biotechnology -- 1.2%
     4,300   Affymetrix, Inc. (c) (d) ...........................        320,081
    13,150   Aurora Bioscience Corp. (c) ........................        413,403
    72,650   Harvard Bioscience, Inc. (c) .......................        717,419
    16,300   Myriad Genetics, Inc. (c) ..........................      1,348,825
                                                                    ------------
                                                                       2,799,728
                                                                    ------------
             Broadcasting -- 1.4%
    19,500   Adelphia Communications Corp. (c) ..................      1,006,687
    60,000   LodgeNet Entertainment Corp. (c) ...................      1,057,500
    52,000   Westwood One, Inc. (c) .............................      1,004,250
                                                                    ------------
                                                                       3,068,437
                                                                    ------------
             Building & Related -- 1.2%
    27,300   D.R.Horton .........................................        667,144
    68,000   Intergrated Electrical Services (c) ................        403,750
    36,200   Pulte Corp. ........................................      1,527,187
                                                                    ------------
                                                                       2,598,081
                                                                    ------------
             Business Services -- 3.7%
    32,600   Administaff, Inc. (c) ..............................        886,720
    10,600   Catalina Marketing Corp. (c) .......................        412,737
    15,600   Corinthian Colleges, Inc. (c) ......................        591,825

             Business Services -- continued
    13,700   Learning Tree International, Inc. (c) ..............     $  678,150
    28,600   Macrovision Corp. (c) ..............................      2,116,847
    46,525   Metris Co. .........................................      1,224,189
    20,000   NCO Group, Inc. (c) ................................        607,500
    43,100   On Assignment, Inc. (c) ............................      1,228,350
    20,000   Tetra Tech, Inc. (c) ...............................        637,500
                                                                      ----------
                                                                       8,383,818
                                                                      ----------
             Chemicals -- 1.0%
    33,700   Arqule, Inc.. (c) ..................................      1,078,400
    25,000   Georgia Gulf Corp. .................................        426,562
    20,650   Symyx Technologies, Inc. (c) .......................        743,400
                                                                    ------------
                                                                       2,248,362
                                                                    ------------
             Communication Equipment -- 0.2%
    25,000   Cable Design Technologies Corp. (c) ................        420,313
                                                                    ------------
             Communication Services -- 0.4%
     6,400   Illuminet Holdings, Inc. (c) .......................        146,800
    90,000   Mpower Communications Corp. (c) ....................        461,250
    25,000   Ventiv Health, Inc. (c) ............................        314,063
                                                                    ------------
                                                                         922,113
                                                                    ------------
             Computer Hardware -- 1.2%
    20,000   Adept Technology, Inc. (c) .........................        290,000
    14,400   Extreme Networks, Inc. (c) .........................        563,400
     6,500   Juniper Networks, Inc. (c) .........................        819,406
   250,000   Micron Electronics, Inc. (c) .......................        976,563
                                                                    ------------
                                                                       2,649,369
                                                                    ------------
             Computer - Networking -- 0.4%
   130,000   Auspex Systems, Inc. (c) ...........................        910,000
    12,700   Turnstone Systems, Inc. ............................         94,456
                                                                    ------------
                                                                       1,004,456
                                                                    ------------
             Computer Software & Services -- 8.7%
    24,400   Acxiom Corp. (c) ...................................        950,075
    25,200   Aspen Technology (c) ...............................        837,900
    23,600   Bisys Group, Inc. (c) ..............................      1,230,150
    26,800   Cadence Design Systems, Inc. (c) ...................        737,000
    17,950   ChoicePoint, Inc. (c) ..............................      1,176,847
   135,000   CIBER, Inc. (c) ....................................        658,125
    17,150   IntraNet Solutions, Inc. (c) .......................        874,650
    14,600   Macromedia, Inc. (c) ...............................        886,950
    21,650   Manhattan Assocs, Inc. .............................        922,831
    23,200   Manugistics Group, Inc. (c) (d) ....................      1,322,400
    70,000   Maxtor Corp. (c) ...................................        391,563
    14,100   Mercury Interactive Corp. (c) ......................      1,272,525
     6,200   Micromuse, Inc. (c) ................................        374,228



6               See accompanying notes to financial statements.

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Computer Software
             & Services -- continued
   100,000   MSC.Software Corp. .................................    $   785,000
    70,000   National Data Corp. ................................      2,563,750
    14,500   Natural Microsystems Corp. (c) .....................        143,188
    16,000   Packeteer, Inc. (c) ................................        198,000
    29,000   PeopleSoft, Inc. (c) ...............................      1,078,437
    87,700   Pilot Network Services, Inc. (c) ...................         71,256
    20,000   Retek, Inc. (c) ....................................        487,500
    15,600   SeaChange International, Inc. (c) ..................        316,875
   181,000   Stamps.com, Inc. (c) (d) ...........................        503,406
    40,000   Symantec Corp. (c) .................................      1,335,000
    19,500   Verity, Inc. (c) ...................................        469,219
                                                                      ----------
                                                                      19,586,875
                                                                    ------------
             Computers & Business Equipment -- 4.3%
    26,500   Advanced Digital
             Information Corp. (c) ..............................        609,500
     3,000   Ceragon Networks, Ltd. (c) .........................         36,187
    15,650   Computer Network
             Technology Corp. (c) ...............................        450,916
   181,400   Concurrent Computer Corp. (c) ......................        975,025
    30,000   DMC Stratex Networks, Inc. (c) .....................        450,000
    65,000   Intergraph Corp. (c) ...............................        390,000
    10,000   L-3 Communications
             Holding, Inc. (c) ..................................        770,000
    28,300   Mercury Computer Systems, Inc. (c) .................      1,314,181
    10,600   New Focus, Inc. (c) ................................        368,350
   182,100   Pinnacle Systems, Inc. (c) .........................      1,342,987
    75,000   Read-Rite Corp. (c) (d) ............................        302,344
    25,400   SonicWALL, Inc. (c) ................................        412,750
    12,500   Sonus Networks, Inc. (c) ...........................        315,625
    44,750   Ulticom, Inc. (c) ..................................      1,524,297
   190,000   United Shipping and
             Technology, Inc. (c) ...............................        332,500
    25,000   United Shipping and
             Technology, Inc., 144A .............................         43,750
                                                                    ------------
                                                                       9,638,412
                                                                    ------------
             Construction -- 0.4%
    21,700   Cal Dive International, Inc (c) ....................        577,763
    60,000   Parker Drilling Co. (c) ............................        303,750
                                                                    ------------
                                                                         881,513
                                                                    ------------
             Consumer Goods & Services -- 0.9%
   150,000   American Greetings Corp. ...........................      1,415,625
    50,000   R.G. Barry Corp. ...................................        118,750

             Consumer Goods & Services -- continued
    35,500   ValueVision International, Inc. (c) ................   $    448,188
                                                                    ------------
                                                                      1,982,563
                                                                    ------------
             Diversified Conglomerates -- 0.2%
    50,000   U.S. Industries, Inc. ..............................        400,000
                                                                    ------------
             Domestic Oil -- 0.3%
     7,500   Equitable Resources, Inc. ..........................        500,625
    37,500   Grey Wolf, Inc. (c) ................................        220,313
                                                                    ------------
                                                                         720,938
                                                                    ------------
             Drugs & Healthcare -- 10.0%
    19,200   Abgenix, Inc. (c) ..................................      1,134,000
     8,000   Accredo Health, Inc. (c) ...........................        401,500
    12,400   Advance Paradigm, Inc. .............................        564,200
    19,900   Albany Molecular Research, Inc. (c) ................      1,226,337
    13,700   Alkermes, Inc. (c) .................................        429,838
    12,500   Applera Corp.--Celera
             Genomics Group (c) .................................        449,219
    42,500   Aradigm Corp. (c) ..................................        621,563
    17,500   Atrix Labs, Inc. (c) (d) ...........................        298,594
    18,250   Barr Labs, Inc. (c) ................................      1,331,109
    93,500   Caremark Rx, Inc. (c) ..............................      1,268,094
    50,000   Covance, Inc. (c) ..................................        537,500
     4,400   CV Therapeutics, Inc. (c) ..........................        311,300
    40,000   Davita, Inc. (c) ...................................        685,000
    35,200   Duane Reade, Inc. (c) (d) ..........................      1,075,800
    25,000   Esperion Therapeutics (c) ..........................        271,875
     2,700   Gilead Sciences, Inc. (c) ..........................        223,931
    12,950   Impath, Inc. (c) ...................................        861,175
     4,300   Inhale Therapeutic Systems (c) .....................        217,150
   200,900   Insmed, Inc. (c) ...................................        696,872
    25,300   LifePoint Hospitals, Inc. (c) ......................      1,268,162
    46,500   Novavax, Inc. (c) ..................................        395,250
    26,100   Noven Pharmaceuticals, Inc. (c) ....................        975,487
    44,600   Priority Healthcare Corp. (c) ......................      1,820,237
    68,000   Quintiles Transnational Corp. (c) ..................      1,423,750
    51,030   Quorum Health Group (c) ............................        803,722
    10,000   Respironics, Inc. (c) ..............................        285,000
    15,000   Scott Technologies, Inc. ...........................        335,625
    25,000   Sicor, Inc. (c) ....................................        360,938
     8,000   Tanox, Inc. (c) ....................................        313,500
    16,600   Techne Corp. (c). ..................................        598,638
    49,400   Thoratec Labs Corp. (c) ............................        543,400
    26,100   Triad Hospitals, Inc. (c) ..........................        849,881
                                                                    ------------
                                                                      22,578,647
                                                                    ------------


                See accompanying notes to financial statements.                7

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Electric -- 0.1%
     9,062   Catalytica Energy Systems, Inc. (c) ................   $    156,320
                                                                    ------------
             Electrical Equipment -- 0.4%
    25,100   Alpha Industries ...................................        928,700
                                                                    ------------
             Electric Components -- 1.4%
    35,600   C-Cube Microsystems, Inc. (c) ......................        438,325
    28,200   Emcore Corp. (c) ...................................      1,325,400
    36,300   Plexus Corp. (c) ...................................      1,103,180
    13,800   Zygo Corp. (c) .....................................        390,281
                                                                    ------------
                                                                       3,257,186
                                                                    ------------
             Electronics -- 3.3%
    13,000   3D Systems Corp. (c) ...............................        157,625
    13,000   Anaren Microwave, Inc. (c) .........................        873,437
    19,300   Cymer, Inc. (c) ....................................        496,673
     7,300   DuPont Photomasks, Inc. (c) ........................        385,759
     6,300   Fuelcell Energy, Inc. (c) ..........................        431,944
    15,850   Molecular Devices Corp. (c) ........................      1,084,734
    15,650   Newport Corp. ......................................      1,230,237
    41,800   Photon Dynamics, Inc. (c) ..........................        940,500
    10,600   Tektronix, Inc. (c) ................................        357,088
    14,100   Teledyne Technologies, Inc. (c) ....................        333,113
    30,400   TranSwitch Corp. (c) ...............................      1,189,400
                                                                    ------------
                                                                       7,480,510
                                                                    ------------
             Entertainment -- 0.2%
    16,000   CEC Entertainment, Inc. (c) ........................        546,000
                                                                    ------------
             Exchange Traded Funds -- 0.3%
    10,000   Nasdaq 100 Trust (c) ...............................        583,750
                                                                    ------------

             Financial Services -- 1.2%
    13,500   Ambac Financial Group, Inc. ........................        787,219
    29,700   AmeriCredit Corp. (c) ..............................        809,325
    33,150   Raymond James Financial, Inc. ......................      1,156,106
                                                                    ------------
                                                                      2,752,650
                                                                    ------------
             Food & Beverages -- 1.3%
   165,000   Del Monte Foods Co. (c) ............................      1,196,250
    50,000   M&F Worldwide Corp. (c) ............................        193,750
   100,000   Ralcorp Holdings, Inc. (c) .........................      1,637,500
                                                                    ------------
                                                                       3,027,500
                                                                    ------------
             Gas & Pipeline Utilities -- 0.9%
    23,000   Atmos Energy Corp. .................................        560,625
    12,500   El Paso Energy Corp. ...............................        895,313
    17,600   Western Gas Resources, Inc. ........................        592,900
                                                                    ------------
                                                                       2,048,838
                                                                    ------------
             Health Care - Drugs -- 0.9%
    42,500   Elan Corp., PLC (ADR) (c) (d) ......................   $  1,989,531
                                                                    ------------

             Health Care - Medical Technology -- 2.1%
    18,700   Cerus Corp. (c) ....................................      1,407,175
    60,000   Conmed Corp. (c) ...................................      1,027,500
    62,500   Endocardial Solutions, Inc. (c) ....................        191,406
    20,650   Exelixis, Inc. (c) .................................        302,006
   200,000   Hanger Orthopedic Group, Inc. ......................        262,500
    20,800   MiniMed, Inc. (c) ..................................        874,250
    11,500   Trimeris, Inc. (c) .................................        631,063
                                                                    ------------
                                                                       4,695,900
                                                                    ------------
             Health Care - Services -- 3.1%
    13,500   Community Health Systems, Inc. (c) .................        472,500
    57,900   First Health Group Corp. ...........................      2,695,969
    35,600   Orthodontic Centers of America (c) .................      1,112,500
    65,300   Oxford Health Plans, Inc. (c) ......................      2,579,350
                                                                    ------------
                                                                       6,860,319
                                                                    ------------
             Household Appliances & Home
             Furnishings -- 0.2%
    16,800   Mohawk Industries, Inc. (c) ........................        459,900
                                                                    ------------
             Hotels & Restaurants -- 1.0%
    26,800   Cheesecake Factory, Inc. (c) .......................      1,028,450
    60,000   Prime Hospitality Corp. (c) ........................        697,500
    12,000   Speedway Motorsports, Inc. (c) .....................        288,000
    95,000   Steakhouse Partners, Inc. (c) ......................        326,562
                                                                    ------------
                                                                       2,340,512
                                                                    ------------
             Household Products -- 0.2%
    25,000   Oakley, Inc. (c) ...................................        337,500
                                                                    ------------
             Industrial Goods & Services -- 2.0%
    30,750   C&D Technologies, Inc. .............................      1,328,016
    60,000   Columbus McKinnon Corp. ............................        532,500
    25,000   HB Fuller Co. ......................................        986,328
    15,000   PerkinElmer, Inc. ..................................      1,575,000
                                                                    ------------
                                                                       4,421,844
                                                                    ------------
             Industrial Machinery -- 0.3%
    20,000   Flowserve Corp. (c) ................................        427,500
    10,000   Gardner Denver Machinery, Inc. (c) .................        213,000
                                                                    ------------
                                                                         640,500
                                                                    ------------
             Insurance -- 2.4%
    27,500   PMI Group, Inc. ....................................      1,861,406



8               See accompanying notes to financial statements.

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Insurance -- continued
    26,792   Radian Group, Inc. .................................   $  2,011,075
     3,600   RenaissanceRe Holdings, Ltd. .......................        281,925
    23,800   StanCorp Financial Group, Inc. .....................      1,136,450
                                                                    ------------
                                                                      5,290,856
                                                                    ------------
             Internet Content -- 2.2%
   330,700   billserv.com, Inc. (c) .............................        847,419
   105,900   C Bridge Internet Solutions, Inc. (c) ..............        413,672
    42,900   Earthlink, Inc. (c) ................................        215,840
    49,000   IndyMac Mortgage
             Holdings, Inc. (c) .................................      1,445,500
    67,000   PurchasePro.com, Inc. (c) (d) ......................      1,172,500
   160,000   Viewpoint Corp. (c) ................................        870,000
                                                                    ------------
                                                                       4,964,931
                                                                    ------------
             Investment Companies -- 0.5%
    31,650   Waddell & Reed Financial, Inc. .....................      1,190,831
                                                                    ------------
             Leisure -- 0.3%
    25,000   Royal Caribbean Cruises, Ltd. ......................        661,250
                                                                    ------------
             Machinery -- 1.0%
    31,600   APW, Ltd. (c) ......................................      1,066,500
    40,000   Imation Corp. (c) ..................................        620,000
    47,300   Sames Corp. (c) ....................................        514,388
                                                                    ------------
                                                                       2,200,888
                                                                    ------------
             Manufacturing -- 0.2%
    16,000   Diebold, Inc. ......................................        534,000
                                                                    ------------
             Medical Services -- 0.5%
     6,900   Laboratory Corp. (c) ...............................      1,214,400
                                                                    ------------
             Network Systems -- 0.2%
    74,800   Legato Systems, Inc. (c) ...........................        556,325
                                                                    ------------
             Oil & Gas -- 0.7%
    24,700   Stone Energy Corp. (c) .............................      1,594,385
                                                                    ------------
             Oil & Gas - Drilling Equipment -- 2.0%
    30,100   Hanover Compressor Co. (c) (d) .....................      1,341,331
    26,100   Marine Drilling Companies, Inc. (c) ................        698,175
    50,500   National-Oilwell, Inc. (c) .........................      1,953,719
    11,000   Precision Drilling Corp. (c) .......................        413,187
                                                                    ------------
                                                                       4,406,412
                                                                    ------------
             Oil & Gas - Exploration
             Production -- 1.5%
    24,700   Barrett Resources Corp. (c) ........................      1,403,269
    15,000   EOG Resources, Inc. ................................        820,313
    24,600   Newfield Exploration Co. (c) .......................      1,166,962
                                                                    ------------
                                                                       3,390,544
                                                                    ------------
             Petroleum Services -- 4.2%
    25,000   Cross Timbers Oil ..................................   $    693,750
    70,000   Key Energy Group (c) ...............................        730,625
    20,000   Newpark Resources, Inc. (c) ........................        191,250
     8,500   Noble Affiliates, Inc. .............................        391,000
    30,200   Pride International, Inc. (c) ......................        743,675
    32,700   R&B Falcon Corp. (c) ...............................        750,056
    10,300   Spinnaker Exploration Co. (c) ......................        437,750
    25,000   Teekay Shipping Corp. ..............................        950,000
   138,400   UTI Energy Corp. (c) ...............................      4,549,900
                                                                    ------------
                                                                       9,438,006
                                                                    ------------
             Real Estate Investment Trusts -- 1.0%
   100,000   Catellus Development Corp. (c) .....................      1,750,000
    35,000   Trammell Crow Co. (c) ..............................        472,500
                                                                    ------------
                                                                       2,222,500
                                                                    ------------
             Retail -- 4.6%
    12,500   1-800 Contacts, Inc. (c) ...........................        357,813
    32,800   Abercrombie & Fitch Co. (c) ........................        656,000
     8,500   AnnTaylor Stores Corp. (c) .........................        211,969
   170,000   Department 56, Inc. (c) ............................      1,955,000
     8,000   Footstar, Inc. (c) .................................        396,000
    23,000   Hot Topic, Inc. (c) ................................        378,063
    20,300   Linens'n Things, Inc. (c) ..........................        560,787
    24,300   O'Reilly Automotive, Inc. (c) ......................        650,025
   158,600   Shopko Stores, Inc. ................................        793,000
    34,700   Talbots, Inc. ......................................      1,583,187
    40,650   The Men's Wearhouse, Inc. (c) ......................      1,107,712
   150,000   Ugly Duckling Corp. (c) ............................        590,625
    20,300   Ultimate Electronics, Inc. (c) .....................        445,331
    37,000   Williams-Sonoma, Inc. (c) ..........................        740,000
                                                                    ------------
                                                                     10,425,512
                                                                    ------------
             Retail - Food & Drug -- 0.4%
    13,500   Whole Foods Market, Inc. (c) (d) ...................        825,188
                                                                    ------------
             Retail-Specialty -- 0.1%
   100,000   Cyberian Outpost, Inc. (c) (d) .....................        118,750
   137,400   SkyMall, Inc. (c) ..................................        154,575
                                                                    ------------
                                                                         273,325
                                                                    ------------
             Semiconductors -- 0.8%
    14,400   Exar Corp. (c) .....................................        446,175
    12,500   Marvell Technology Group, Ltd. (c) .................        274,219
   119,500   Oak Technology, Inc. (c) ...........................      1,038,156
                                                                    ------------
                                                                       1,758,550
                                                                    ------------
             Services -- 3.4%
    20,300   American Superconductor Corp. (c) ..................        579,819


                See accompanying notes to financial statements.                9

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Services -- continued
   100,000   Checkpoint Systems, Inc. (c) .......................   $    743,750
    32,600   Corporate Executive Board Co. (c) ..................      1,296,359
    38,250   DeVry, Inc (c) .....................................      1,443,938
    15,750   Forrester Research, Inc. (c) .......................        788,484
  1 30,000   ITT Educational Services, Inc. .....................      2,860,000
                                                                    ------------
                                                                       7,712,350
                                                                    ------------
             Shipbuilding -- 0.1%
    10,000   Frontline, Ltd. ....................................        142,500
                                                                    ------------
             Software -- 2.6%
    38,000   Actuate Corp. (c) ..................................        726,750
    27,050   Documentum, Inc. (c) ...............................      1,344,047
   173,500   Imanage, Inc. (c) ..................................        791,594
     7,800   Nuance Communications (c) ..........................        336,375
    70,000   Parametric Technology Corp. (c) ....................        940,625
    40,000   Red Hat, Inc. (c) ..................................        250,000
    14,800   Smartforce PLC (c) .................................        555,925
     6,100   Speechworks International, Inc. (c) ................        299,281
    20,000   THQ, Inc. (c) ......................................        487,500
                                                                    ------------
                                                                       5,732,097
                                                                    ------------
             Steel -- 0.2%
    10,000   Carpenter Technology ...............................        350,000
                                                                    ------------

             Telecommunications -- 2.2%
   189,800   Latitude Communications, Inc. (c) ..................        735,475
   375,000   Motient Corp. (c) ..................................      1,500,000
   100,000   Netro Corp. (c) ....................................        693,750
   552,900   Primus Telecomm Group, Inc. (c) (d) ................      1,278,581
   175,000   Startec Global
             Communications Corp. (c) ...........................        678,125
    46,100   Worldquest Networks, Inc. (c) ......................        123,894
                                                                    ------------
                                                                       5,009,825
                                                                    ------------
             Telecommunications - Equipment -- 1.1%
    16,100   Comverse Technology, Inc. (c) ......................      1,748,862
    16,000   Plantronics, Inc. (c) ..............................        752,000
                                                                    ------------
                                                                       2,500,862
                                                                    ------------
             Transportation -- 0.3%
     7,500   Landstar Systems, Inc. (c) .........................        415,781
    42,500   OMI Corp. (c) ......................................        273,594
                                                                    ------------
                                                                         689,375
                                                                    ------------
             Total Common Stock
             (Identified Cost $206,176,750) .....................    213,973,235
                                                                    ------------

$3,426,000   Repurchase Agreement with State Street
             Bank and Trust Co. dated 12/29/2000
             at 5.85% to be repurchased at
             $3,428,227 on 1/02/2001,
             collateralized by $2,175,000
             U.S. Treasury Bond,11.250%, due
             2/15/2015 valued at
             $3,499,062 .........................................   $  3,426,000
 9,181,000   Repurchase Agreement with State Street
             Bank and Trust Co.dated 12/29/2000
             at 5.25% to be repurchased at
             $9,186,356 on 1/02/2001,
             collateralized by $9,230,000
             U.S. Treasury Bond, 6.250%, due
             10/31/2001 valued at
             $9,368,727 .........................................      9,181,000
 3,661,000   Repurchase Agreement with State Street
             Bank and Trust Co. dated 12/29/2000
             at 5.25% to be repurchased at
             $3,663,136 on 1/02/2001,
             collateralized by $3,680,000
             U.S. Treasury Bond, 6.250%, due
             10/31/2001 valued at
             $3,735,310 .........................................      3,661,000
   732,000   Repurchase Agreement with State Street
             Bank and Trust Co. dated 12/29/2000
             at 5.25% to be repurchased at
             $732,427 on 1/02/2001,
             collateralized by $575,000
             U.S. Treasury Bond, 8.000%, due
             11/15/2021 valued at $752,552 ......................        732,000
                                                                    ------------
             Total Short Term Investments
             (Identified Cost $17,000,000) ......................     17,000,000
                                                                    ------------
             Total Investments -- 102.7%
             (Identified Cost $223,176,750) (b) .................    230,973,235
             Other assets less liabilities ......................    (6,086,873)
                                                                    ------------
             Total Net Assets -- 100% ...........................   $224,886,362
                                                                    ============



10              See accompanying notes to financial statements.

Investments as of December 31, 2000


(a)  See Note 1a of Notes to Financial Statements

(b)  Federal Tax Information: At December 31, 2000 the net
     unrealized appreciation on investments based on cost of
     $228,367,652 for federal income tax purposes was as
     follows: Aggregate gross unrealized appreciation for
     all investments in which there is an excess of value
     over tax cost                                                 $ 39,885,434
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost
     over value                                                     (37,279,851)
                                                                  --------------
     Net unrealized appreciation                                   $  2,605,583
                                                                  ==============
     During the year ended December 31, 2000, the Fund distributed $25,239,448 (unaudited) of long-term capital gains.

(c)  Non-income producing security.

(d) All or a portion of this security was on loan to brokers at December 31, 2000.

ADR An American Depositary Receipt (ADR) is a cetificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of those securities amounted to $43,750 or 0.02% of net assets.






              See accompanying notes to financial statements.                 11

                       STATEMENT OF ASSETS & LIABILITIES

December 31, 2000


ASSETS
ASSETS
   Investments at value (Identified cost $223,176,750).............                   $ 230,973,235
   Cash............................................................                          16,491
   Foreign cash at value (Identified cost $181,770)................                         188,900
   Investments held as collateral for loaned securities............                       8,811,509
   Receivable for:
      Fund shares sold.............................................                         398,322
      Securities sold..............................................                       4,296,653
      Dividends and interest.......................................                          26,589
      Securities lending income....................................                          37,500
   Unamortized organization expenses...............................                           8,176
                                                                                      -------------
                                                                                        244,757,375
LIABILITIES
   Payable for:
      Collateral on securities loaned, at value....................  $ 8,811,509
      Securities purchased.........................................    9,439,824
      Fund shares redeemed.........................................    1,198,897
   Accrued expenses:
      Management fees..............................................      196,547
      Deferred trustees' fees......................................       34,397
      Accounting and administrative................................        6,764
      Other........................................................      183,075
                                                                     -----------
                                                                                         19,871,013
                                                                                      -------------
NET ASSETS.........................................................                   $ 224,886,362
                                                                                      =============
   Net Assets consist of:
      Paid in capital..............................................                   $ 230,129,523
      Undistributed (overdistributed) net investment income (loss).                         (34,397)
      Accumulated net realized gain (loss).........................                     (13,012,379)
      Unrealized appreciation (depreciation)
        on investments and foreign currency transactions...........                       7,803,615
                                                                                      -------------
NET ASSETS.........................................................                   $ 224,886,362
                                                                                      =============
   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares
      ($89,713,566 / 5,434,650 shares of beneficial interest)......                   $       16.51
                                                                                      =============
   Offering price per share (100 / 94.25 of $16.51)................                           17.52*
                                                                                      =============
   Net asset value and offering price of Class B shares
      ($107,082,648 / 6,752,163 shares of beneficial interest).....                   $       15.86**
                                                                                      =============
   Net asset value of Class C shares
      ($28,090,148 / 1,771,382 shares of beneficial interest)......                   $       15.86**
                                                                                      =============
   Offering price per share (100 / 99.00 of $15.86)................                   $       16.02
                                                                                      =============

* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.



12              See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

Year Ended December 31, 2000


INVESTMENT INCOME
   Dividends..................................................                  $     545,414
   Interest...................................................                      1,060,043
   Securities lending income..................................                        135,298
                                                                                --------------
                                                                                    1,740,755

   Expenses
      Management fees.........................................  $ 2,642,369
      Service fees - Class A..................................      251,222
      Service and distribution fees - Class  B................    1,193,111
      Service and distribution fees - Class C.................      318,545
      Trustees' fees and expenses.............................       17,228
      Accounting and administrative...........................       90,439
      Custodian...............................................      308,489
      Transfer agent..........................................      842,438
      Audit and tax services..................................       48,059
      Legal...................................................       12,826
      Printing................................................       73,555
      Registration............................................       55,567
      Amortization of organization expense....................        8,931
      Miscellaneous...........................................       12,065
                                                                ------------
   Total expenses before reductions...........................    5,874,844
   Less reductions............................................       (9,837)       5,865,007
                                                                ------------    ------------
   Net investment income (loss)...............................                    (4,124,252)
                                                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS

   Realized gain (loss) on investments - net..................   22,602,507
   Unrealized appreciation (depreciation) on:
      Investments - net.......................................  (55,781,872)
      Foreign currency transactions - net.....................        7,110
                                                                ------------
      Total unrealized appreciation (depreciation) on
        investments and foreign currency transactions.........  (55,774,762)
                                                                ------------
   Net gain (loss) on investment transactions.................                    (33,172,255)
                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........                  $ (37,296,507)
                                                                                ==============



                See accompanying notes to financial statements.               13

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                   Year Ended December 31,
                                                               ------------------------------
                                                                    1999             2000
                                                               -------------    -------------
FROM OPERATIONS
   Net investment income (loss)............................... $  (2,815,368)   $  (4,124,252)
   Net realized gain (loss) on investments....................    40,096,152       22,602,507
   Unrealized appreciation (depreciation) on investments
      and foreign currency transactions.......................    45,299,689      (55,774,762)
                                                               -------------    --------------
   Increase (decrease) in net assets from operations..........    82,580,473      (37,296,507)
                                                               -------------    --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on investments
      Class A.................................................    (7,389,591)     (16,889,157)
      Class B.................................................    (8,795,407)     (20,755,405)
      Class C.................................................    (2,189,940)      (5,518,272)
   In excess of net realized gain on investments
      Class A.................................................             0       (2,952,150)
      Class B.................................................             0       (3,627,954)
      Class C.................................................             0         (964,570)
                                                               -------------    --------------
                                                                 (18,374,938)     (50,707,508)
                                                               -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS....................    15,593,441      100,109,343
                                                               -------------    --------------
Total increase (decrease) in net assets.......................    79,798,976       12,105,328

NET ASSETS
   Beginning of the year......................................   132,982,058      212,781,034
                                                               -------------    --------------
   End of the year............................................ $ 212,781,034    $ 224,886,362
                                                               =============    ==============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
   End of the year............................................ $     (25,759)   $     (34,397)
                                                               =============    ==============




14              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                            Class A
                                                   -----------------------------------------------------
                                                                     Year Ended December 31,
                                                   -----------------------------------------------------
                                                      1997          1998           1999           2000
                                                   ---------      --------       --------       --------
Net asset value, beginning of year (c)........     $   12.50      $  15.37       $  15.66       $  23.42
                                                   ---------      --------       --------       --------
Income (loss) from investment operations
Net investment income (loss) (a)..............         (0.20)        (0.23)         (0.27)         (0.28)
Net realized and unrealized gain (loss) on
   investments................................          3.55          0.54          10.22          (2.30)
                                                   ---------      --------       --------       --------
Total from investment operations..............          3.35          0.31           9.95          (2.58)
                                                   ---------      --------       --------       --------
Less distributions
Distributions from net realized capital gains.         (0.48)        (0.02)         (2.19)         (3.69)
Distributions in excess of net realized gains.          0.00          0.00           0.00          (0.64)
                                                   ---------      --------       --------       --------
Total distributions...........................         (0.48)        (0.02)         (2.19)         (4.33)
                                                   ---------      --------       --------       --------
Net asset value, end of year..................     $   15.37      $  15.66       $  23.42       $  16.51
                                                   =========      ========       ========       ========
Total return (%) (b)..........................          27.0           2.1           65.4          (12.2)
Ratio of operating expenses to average
   net assets (%).............................          2.20          2.07           2.06           1.88
Ratio of operating expenses to average
   net assets after expense reduction (%) ....          2.20          2.07           2.06           1.88(d)
Ratio of net investment income (loss)
   to average net assets (%)..................         (1.44)        (1.52)         (1.54)         (1.19)
Portfolio turnover rate (%)...................           140           182            263            216
Net assets, end of year (000).................     $  52,066     $  56,161       $ 84,725      $  89,714

(a) Per share net investment loss has been calculated using the average shares outstanding during the period.

(b)  A sales charge is not reflected in total return calculations.

(c)  Fund commenced operations on December 31, 1996.

(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.





                See accompanying notes to financial statements.               15

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                            Class B
                                                   -----------------------------------------------------
                                                                     Year Ended December 31,
                                                   -----------------------------------------------------
                                                      1997          1998           1999           2000
                                                   ---------      --------       --------       --------
Net asset value, beginning of year (c)........     $   12.50      $  15.26       $  15.43       $  22.85
                                                   ---------      --------       --------       --------
Income (loss) from investment operations
Net investment income (loss) (a)..............         (0.30)        (0.33)         (0.39)         (0.44)
Net realized and unrealized gain (loss) on
   investments................................          3.54          0.52          10.00          (2.22)
                                                   ---------      --------       --------       --------
Total from investment operations..............          3.24          0.19           9.61          (2.66)
                                                   ---------      --------       --------       --------
Less distributions
Distributions from net realized capital gains.         (0.48)        (0.02)         (2.19)         (3.69)
Distributions in excess of net realized gains.          0.00          0.00           0.00          (0.64)
                                                   ---------      --------       --------       --------
Total distributions...........................         (0.48)        (0.02)         (2.19)         (4.33)
                                                   ---------      --------       --------       --------
Net asset value, end of year..................     $   15.26      $  15.43       $  22.85       $  15.86
                                                   =========      ========       ========       ========
Total return (%) (b)..........................          26.1           1.3           64.1          (12.9)
Ratio of operating expenses to average
   net assets (%).............................          2.95          2.82           2.81           2.63
Ratio of operating expenses to average
   net assets after expense reduction (%) ....          2.95          2.82           2.81           2.63(d)
Ratio of net investment income (loss)
   to average net assets (%)..................         (2.19)        (2.27)         (2.29)         (1.94)
Portfolio turnover rate (%)...................           140           182            263            216
Net assets, end of year (000).................     $  52,616     $  61,409       $102,029      $ 107,083

(a) Per share net investment loss has been calculated using the average shares outstanding during the period.

(b)  A sales charge is not reflected in total return calculations.

(c)  Fund commenced operations on December 31, 1996.

(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. ~ The rebated commissions are used to reduce operating expenses of the Fund.





16              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                            Class C
                                                   -----------------------------------------------------
                                                                     Year Ended December 31,
                                                   -----------------------------------------------------
                                                      1997          1998           1999           2000
                                                   ---------      --------       --------       --------
Net asset value, beginning of year (c).            $   12.50      $  15.26       $  15.43       $  22.85
                                                   ---------      --------       --------       --------
Income (loss) from investment operations
Net investment income (loss) (a).......                (0.30)        (0.33)         (0.39)         (0.44)
Net realized and unrealized gain (loss) on
   investments.........................                 3.54          0.52          10.00          (2.22)
                                                   ---------      --------       --------       --------
Total from investment operations.......                 3.24          0.19           9.61          (2.66)
                                                   ---------      --------       --------       --------
Less distributions
Distributions from net realized capital gains          (0.48)        (0.02)         (2.19)         (3.69)
Distributions in excess of net realized gains           0.00          0.00           0.00          (0.64)
                                                   ---------      --------       --------       --------
Total distributions....................                (0.48)        (0.02)         (2.19)         (4.33)
                                                   ---------      --------       --------       --------
Net asset value, end of year...........            $   15.26      $  15.43       $  22.85       $  15.86
                                                   =========      ========       ========       ========
Total return (%) (b)...................                 26.1           1.3           64.1          (12.9)
Ratio of operating expenses to average
   net assets (%)......................                 2.95          2.82           2.81           2.63
Ratio of operating expenses to average
   net assets after expense reduction (%)               2.95          2.82           2.81           2.63(d)
Ratio of net investment income (loss)
   to average net assets (%)...........                (2.19)        (2.27)         (2.29)         (1.94)
Portfolio turnover rate (%)............                  140           182            263            216
Net assets, end of year (000)..........            $  13,970     $  15,412       $ 26,027      $  28,090

(a) Per share net investment loss has been calculated using the average shares outstanding during the period.

(b)  A sales charge is not reflected in total return calculations.

(c)  Fund commenced operations on December 31, 1996.

(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.



                See accompanying notes to financial statements.               17

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000


1. Significant Accounting Policies. The Nvest Star Small Cap Fund (the "Fund") is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks capital appreciation. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to an additional contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 are not subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the relevant subadvisers under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date or when the Fund first learns of the dividend, and interest income is recorded on an accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated

For the Year Ended December 31, 2000


into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

d. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for organization costs and net operating loss. Permanent book and tax basis differences will result in reclassification to capital accounts.

f. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counter party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g. Organization Expense. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $41,674 in the aggregate, were paid by the Fund and are being amortized over 60 months.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were $547,292,195 and $500,448,312 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 1.05% of the Fund's average daily net assets reduced by the amount of any subadviser fees paid by the Fund to its subadvisers as follows: Harris Associates, L.P., at the annual rate of 0.70% of the average daily net assets of its segment of the Fund, Loomis, Sayles & Company, L.P. and RS Investment Management, L.P. at the annual rate of 0.55% of the first

For the Year Ended December 31, 2000


$50 million of the average daily net assets of the segment of the Fund which that sub-adviser manages, and 0.50% of such assets in excess of $50 million, and Montgomery Asset Management, LLC at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, and 0.50% of such assets in excess of $50 million.

Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management, Harris Associates, L.P. and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees earned by Nvest Management and the subadvisers under the management and subadvisery agreements in effect during the year ended December 31, 2000, are as follows:

         Fees Earned
         -------------
         Nvest Management                          $   1,192,667
         Harris Associates, L.P.                         253,574
         Loomis, Sayles & Company, L.P.                  404,152
         Montgomery Asset Management, LLC                306,063
         RS Investment Management, L.P.                  485,913
                                                   -------------
                                                   $   2,642,369
                                                   =============

The effective management fee for the year ended December 31, 2000 was 1.05%

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $90,439 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services (BFDS) serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. For the year ended December 31, 2000, the Fund paid NSC $602,280 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $251,222 in fees under the Class A Plan.

For the Year Ended December 31, 2000


Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $298,278 and $79,636 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $894,833 and $238,909 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 2000 amounted to $672,084.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                                            Year Ended December 31,
                                                       -----------------------------------------------------------
                                                                   1999                            2000
                                                       ------------------------------   --------------------------
  Class A                                                  Shares          Amount          Shares         Amount
 --------                                               -----------   ---------------   -----------   -------------
   Shares sold........................................   12,987,079    $  223,593,397     3,632,351   $  87,884,595
   Shares issued in connection with the
      reinvestment of:
      Distributions from net realized gain............      338,833         7,092,084     1,034,597      19,061,808
                                                        -----------   ---------------   -----------   -------------
                                                         13,325,912       230,685,481     4,666,948     106,946,403
   Shares repurchased.................................  (13,293,729)     (229,357,906)   (2,849,940)    (67,561,240)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease)............................       32,183    $    1,327,575     1,817,008   $  39,385,163
                                                        -----------   ---------------   -----------   -------------

For the Year Ended December 31, 2000

                                                                            Year Ended December 31,
                                                       -----------------------------------------------------------
                                                                   1999                            2000
                                                       ------------------------------   --------------------------
  Class B                                                  Shares          Amount          Shares         Amount
 --------                                               -----------   ---------------   -----------   -------------
   Shares sold........................................      997,712    $   17,773,867     1,747,478   $  40,700,957
   Shares issued in connection with the
      reinvestment of:
      Distributions from net realized gain............      395,509         8,078,038     1,270,416      22,548,271
                                                        -----------   ---------------   -----------   -------------
                                                          1,393,221        25,851,905     3,017,894      63,249,228
   Shares repurchased.................................     (908,070)      (14,947,215)     (730,484)    (15,881,202)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease)............................      485,151    $   10,904,690     2,287,410   $  47,368,026
                                                        -----------   ---------------   -----------   -------------

                                                                            Year Ended December 31,
                                                       -----------------------------------------------------------
                                                                   1999                            2000
                                                       ------------------------------   --------------------------
  Class C                                                  Shares          Amount          Shares         Amount
 --------                                               -----------   ---------------   -----------   -------------
   Shares sold........................................      432,575    $    7,736,382       705,111   $  16,522,872
   Shares issued in connection with the
      reinvestment of:
      Distributions from net realized gain............       94,832         1,937,150       290,382       5,172,529
                                                        -----------   ---------------   -----------   -------------
                                                            527,407         9,673,532       995,493      21,695,401
   Shares repurchased.................................     (386,906)       (6,312,356)     (363,176)     (8,339,247)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease)............................      140,501    $    3,361,176       632,317   $  13,356,154
                                                        -----------   ---------------   -----------   -------------
   Increase (decrease) derived from
      capital shares transactions.....................      657,835    $   15,593,441     4,736,735   $ 100,109,343
                                                        ===========   ===============   ===========   =============

5. Line of Credit. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2000.

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 2000, the Fund had securities on loan with a market value of $8,638,437 collateralized by United States Treasury Bonds with a market value of $8,811,509.

7. Expense Reduction. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2000, the Fund's expenses were reduced by $9,837 under these agreements.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust I
and the Shareholders of the Nvest Star Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Star Small Cap Fund (the "Fund"), a series of Nvest Funds Trust I, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION


Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the Meeting) shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

        Voted For        Voted Against      Abstained Votes       Total Votes
      -------------      -------------      ---------------      -------------
      6,314,212.029       58,111.377          131,017.141        6,503,340.547

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and:

Harris Associates L.P.

        Voted For        Voted Against      Abstained Votes       Total Votes
      -------------      -------------      ---------------      -------------
      6,303,676.835        68,984.354         130,679.358        6,503,340.547

Loomis, Sayles & Company, L.P.

        Voted For        Voted Against      Abstained Votes       Total Votes
      -------------      -------------      ---------------      -------------
      6,304,777.222        69,253.540         129,309.785        6,503,340.547

Montgomery Asset Management, LLC

        Voted For        Voted Against      Abstained Votes       Total Votes
      -------------      -------------      ---------------      -------------
      6,309,814.916        64,435.329         129,090.302        6,503,340.547

RS Investment Management, L.P.

        Voted For        Voted Against      Abstained Votes       Total Votes
      -------------      -------------      ---------------      -------------
      6,306,879.796        64,854.449         131,606.302        6,503,340.547

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                          Affirmative           Withheld              Total
                        ---------------       -------------      ---------------
Graham T. Allison, Jr.  231,271,092.896       7,321,155.651      238,592,248.547
Daniel M. Cain          231,282,396.662       7,309,851.885      238,592,248.547
Kenneth J. Cowan        231,302,361.351       7,289,887.196      238,592,248.547
Richard Darman          231,295,499.277       7,296,749.270      238,592,248.547
Sandra O. Moose         231,298,397.966       7,293,850.581      238,592,248.547
John A. Shane           231,356,664.464       7,235,584.083      238,592,248.547
Peter S. Voss           231,288,476.713       7,303,771.834      238,592,248.547
Pendleton P. White      231,230,527.401       7,361,721.146      238,592,248.547
John T. Hailer          231,453,185.052       7,139,063.495      238,592,248.547

                                   NVEST FUNDS


                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust -- Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

     *Investments in money market funds are not insured or guaranteed by the
                         FDIC or any government agency.


--------------------------------------------------------------------------------

                               INVESTMENT MANAGERS

      AEW Management and Advisors                   Loomis, Sayles & Company
            Back Bay Advisors                      Montgomery Asset Management
        Capital Growth Management                   RS Investment Management
     Harris Associates/Oakmark Funds              Vaughan, Nelson, Scarborough
        Janus Capital Corporation                         & McCullough
             Jurika & Voyles                      Westpeak Investment Advisors
              Kobrick Funds

--------------------------------------------------------------------------------

  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by theFund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                                  --------------
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Where The Best Minds Meet(R)                                         STANDARD
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    P.O. Box 8551                                                 --------------

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---------------------

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Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks
- those that appear undervalued relative to their earnings and assets - revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.

                                                       /s/ John T. Hailer

*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                   MAY LOSE VALUE              NO BANK GUARANTEE

                        NVEST GOVERNMENT SECURITIES FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Government Securities Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

       12/31/90         10000          9550
       12/31/91         11486         10969
       12/31/92         12268         11716
       12/31/93         13373         12771
       12/31/94         12645         12076
       12/31/95         15178         14495
       12/31/96         15296         14608
       12/31/97         16874         16115
       12/31/98         18396         17568
       12/31/99         17215         16440
       12/31/00         19432         18558


This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                        NVEST GOVERNMENT SECURITIES FUND

                                        Average Annual Total Returns -- 12/31/00
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Class A (Inception 9/16/85)     1 Year              5 Years             10 Years
   Net Asset Value(1)             12.89%              5.07%               6.87%
   With Maximum Sales Charge(2)    7.85               4.11                6.38

-----------------------------------------------------------------------------------
   Class B (Inception 9/23/93)   1 Year             5 Years         Since Inception
   Net Asset Value(1)             12.07%              4.27%               4.37%
   With CDSC3                      7.07               3.95                4.37

-----------------------------------------------------------------------------------
   Class Y (Inception 3/31/94)   1 Year             5 Years         Since Inception
   Net Asset Value(1)             13.50%              5.38%               6.52%
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                               Fund's    Fund's
                                               Class B   Class Y              Since     Since
 Comparative Performance                       1 Year    5 Years  10 Years  Inception  Inception
   Lehman Brothers Government Bond Index(4)    13.24%    6.49%     7.92%     6.33%      6.67%
   Morningstar Long Government Average(5)      15.04     5.72      8.38      5.76       7.19
   Lipper General Government Average(6)        11.77     5.40      6.99      5.35       6.32
------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Lehman Brothers Government Bond Index is an unmanaged index of public debt of the U.S. Treasury, government agencies, and their obligations. You may not invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Long Government Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(6) Lipper General Government Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

                          NVEST GOVERNMENT SECURITIES FUND

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTOS]

Scott Nicholson,
James Welch
Members of the investment
management team,
Back Bay Advisors, L.P.


Q.   How did Nvest Government Securities Fund perform during 2000?

For the 12 months ended December 31, 2000, Nvest Government Securities Fund Class A shares had a total return of 12.89% based on net asset value, including $0.60 in reinvested dividends. The Fund's benchmark, the Lehman Brothers Government Bond Index, returned 13.24% for the same period.

U.S. Treasury securities out-performed the stock market in 2000 for the first time in years, and did significantly better than most other sectors of the fixed-income market.

Q.   What was the investment environment like during the year?

During the first half of the year, the Federal Reserve Board continued a program of raising interest rates in an effort to slow economic growth and avoid potential inflation. In spite of three rate hikes during this period, which caused prices of short-term bonds to decline, long-term Treasury bonds did well. Meanwhile, in January, the U.S. Treasury announced that it would use $30 billion of the federal budget surplus to buy back long-term debt to pay down the deficit. Demand for these issues rose sharply, sending yields down and prices up in this sector. The combination of rising short-term rates and falling long-term yields caused the yield curve to invert - short-term rates rose higher than those on the longer end of the yield curve.

After the Fed's last increase in short-term interest rates in May, the tide began to turn. It typically takes about six to nine months before the economy starts to feel the effect of the Fed's intervention, so the economic slowdown that became evident this summer reflected tightening activity begun in 1999. As concern about inflation and further Fed rate increases subsided, short-term interest rates began to ease. By the end of the year, as concern about a potential recession began to grow, the Fed began to hint that it might lower rates to avoid too abrupt a slowdown in the economy.

                          NVEST GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

Q.   What was your strategy with the Fund?

We were able to shift gears, successfully altering our strategy in order to perform well within the two different investment environments we experienced last year. During the first part of the year, Nvest Government Securities Fund put strong emphasis on longer term Treasury bonds, seeking high total return in this sector. By mid year, the average effective maturity of the portfolio was almost 16 years. Once the economy started to slow, we shifted the Fund's maturity concentration to intermediate- and short-term government securities, where potential returns seemed strongest. By the end of 2000, the Fund's average maturity was 13 years. With these shifts, we were able to position the Fund to take advantage of those areas of the market offering the best potential at different times.

As for sector weightings, we maintained a focus on the asset that continued to perform the best in 2000: U.S. Treasury securities. Nvest Government Securities Fund maintained a lower weighting in both agency and mortgage-backed securities than its benchmark last year. We believed this was in the Fund's best interest because credit risk in the bond market heightened during 2000 as increased default risks in a slowing economy caused banks to tighten their lending standards. The non-Treasury sectors tend to be somewhat higher risk than government securities. However, we did maintain some assets in mortgage-backed securities issued by Ginnie Mae (GNMA, the Government National Mortgage Association) and Fannie Mae (FNMA, the Federal National Mortgage Association). Like Treasuries, these securities are backed by the full faith and credit of the U.S. government. Over the course of the year, the Fund's mortgage-backed investments provided generous yields and performed well during an uncertain environment in the fixed-income markets.

                        NVEST GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

                                                       Portfolio Mix -- 12/31/00

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                U.S. Government Securities              63.9%
                Mortgage-Backed Securities              33.9%
                Short Term & Other Investments           2.2%

Portfolio holdings and asset allocation will vary.


Q. What is your current outlook?

We believe the investment environment for fixed-income securities should be positive going forward, especially in light of continued volatility in the stock market and the Federal Reserve's move early in January to cut rates by 0.5%. Slower economic growth means that inflation is more likely to be kept at bay, and with inflation less of a threat, it's likely that the Fed will continue to accommodate economic growth at stable levels that are neither inflationary nor recessionary.

With the 2000 election resolved, fixed-income investors are waiting to see how the new administration and the new Congress address the federal budget surplus, and whether or not that surplus will be used to pay down debt further. We will continue to focus on economic fundamentals. As 2001 progresses, we believe conditions generally favor the bond market, which should translate into another good year for Nvest Government Securities Fund.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Government Securities Fund invests primarily in U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not. It may also invest a portion of assets in mortgage-backed securities that are subject to prepayment risk. These risks affect the value of your investment. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000


Bonds and Notes -- 97.8% of Total Net Assets


                                                                            Ratings (c) (unaudited)
                                                                            -----------------------
   Principal                                                                             Standard
    Amount    Description                                                   Moody's      & Poor's          Value (a)
--------------------------------------------------------------------------------------------------------------------
              Mortgage Backed-- 33.9%
$ 1,732,896   Federal Home Loan Mortgage Corp., 7.500%, 4/1/2012 ............ Aaa          AAA          $  1,773,324
  4,975,897   Federal National Mortgage Association, 7.000%, 11/1/2030 ...... Aaa          AAA             4,983,659
 10,000,000   Federal National Mortgage Association,  7.250%, 1/15/2010 ..... Aaa          AAA            10,859,400
  2,500,000   Federal National Mortgage Association, 7.500%, 12/1/2030 ...... Aaa          AAA             2,536,700
  1,475,567   Government National Mortgage Association, 7.500%, 4/15/2027 ... Aaa          AAA             1,502,320
  6,551,938   Government National Mortgage Association, 8.000%, 9/15/2029 ... Aaa          AAA             6,723,926
    147,109   Government National Mortgage Association, 8.500%, 2/15/2006 ... Aaa          AAA               150,885
    288,394   Government National Mortgage Association, 9.000%,
              with various maturities to 2016 (d) ........................... Aaa          AAA               300,980
     87,404   Government National Mortgage Association, 9.500%,
              with various maturities to 2009 (d) ........................... Aaa          AAA                91,757
    115,264   Government National Mortgage Association, 10.000%,
              with various maturities to 2016 (d) ........................... Aaa          AAA               125,493
     18,827   Government National Mortgage Association, 12.500%,
              with various maturities to 2014 (d) ........................... Aaa          AAA                21,564
                                                                                                         -----------
                                                                                                          29,070,008
                                                                                                         -----------
              U.S. Government-- 63.9%
  6,500,000   United States Treasury Bonds, 6.250%, 5/15/2030 ............... Aaa          AAA             7,251,530
 17,000,000   United States Treasury Bonds, 8.125%, 8/15/2021 ............... Aaa          AAA            22,230,220
  5,000,000   United States Treasury Bonds, 8.750%, 8/15/2020 ............... Aaa          AAA             6,867,200
  7,500,000   United States Treasury Notes, 5.750%, 8/15/2010 ............... Aaa          AAA             7,859,775
 10,000,000   United States Treasury Notes, 6.750%, 5/15/2005 ............... Aaa          AAA            10,653,100
                                                                                                         -----------
                                                                                                          54,861,825
                                                                                                         -----------
              Total Bonds and Notes (Identified Cost $82,087,267) ...........                             83,931,833
                                                                                                         -----------

             Short Term Investment-- 0.6%
-------------------------------------------------------------------------------
   540,000   Repurchase Agreement with State Street Bank and
             Trust Co. dated 12/29/2000 at 5.25% to be repurchased
             at $540,315 on 1/02/2001, collateralized by
             $485,000 U.S. Treasury Bond 6.500% due 11/15/2026,
             valued at $550,896 .............................................                                540,000
                                                                                                         -----------
             Total Short Term Investment (Identified Cost $540,000) .........                                540,000
                                                                                                         -----------
             Total Investments--98.4% (Identified Cost $82,627,267)(b) ......                             84,471,833
             Other assets less liabilities...................................                              1,373,967
                                                                                                         -----------
             Total Net Assets 100%...........................................                            $85,845,800
                                                                                                         ===========


6               See accompanying notes to financial statements.

Investments as of December 31, 2000

     (a)  See Note 1a of Notes to Financial Statements.

     (b)  Federal Tax Information:

          At December 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $82,633,986 was as follows:

          Aggregate gross unrealized appreciation for all
          investments in which there is an excess of value
          over tax cost...........................................  $ 1,854,748
          Aggregate gross unrealized depreciation for all
          investments in which there is an excess of tax
          cost over value.........................................      (16,901)
                                                                    -----------
          Net unrealized appreciation.............................  $ 1,837,847
                                                                    ===========

          At December 31, 2000, the Fund had a net tax basis capital loss carryover of approximately $13,920,897 of which $4,040,060 expires on December 31, 2002, $3,530,050 expires on December 31, 2004, $5,687,678 expires on December 31, 2007 and $663,109 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     (c) The ratings shown are believed to be the most recent ratings available at December 31, 2000.

          Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

     (d) The Fund's investment in mortgage backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of these issuers which have the same coupon rate have been aggregated for the purpose of presentation in the portfolio composition.




                See accompanying notes to financial statements.                7

                       STATEMENT OF ASSETS & LIABILITIES


December 31, 2000


ASSETS

   Investments at value (Identified cost $82,627,267)               84,471,833
   Cash.............................................                       622
   Receivable for:
     Fund shares sold...............................                   336,234
     Accrued interest...............................                 1,438,227
                                                                    ----------
                                                                    86,246,916

LIABILITIES
   Payable for:

     Fund shares redeemed...........................   $ 184,599
     Dividends declared.............................      47,404
   Accrued expenses:
     Transfer agent.................................      18,040
     Management fees................................      46,902
     Deferred trustees' fees........................      51,664
     Accounting and administrative..................       2,607
     Other..........................................      49,900
                                                      ----------
                                                                       401,116

                                                                    ----------
NET ASSETS..........................................               $85,845,800
                                                                   ===========
   Net Assets consist of:
     Paid in capital................................               $97,892,414
     Undistributed net investment income............                    39,740
     Accumulated net realized gain (loss)...........               (13,930,920)
     Unrealized appreciation (depreciation) on
        investments - net ..........................                 1,844,566
                                                                   -----------
NET ASSETS..........................................               $85,845,800
                                                                   ===========

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
   ($70,909,301 / 6,341,377 shares of beneficial interest)             $ 11.18
                                                                       =======
Offering price per share (100 / 95.50 of $11.18)....                   $ 11.71*
                                                                       =======
Net asset value and offering price of Class B shares
   ($10,343,134 / 925,000 shares of beneficial interest)               $ 11.18**
                                                                       =======
Net asset value, offering and redemption price of Class Y shares
   ($4,593,365 / 411,283 shares of beneficial interest)                $ 11.17
                                                                       =======

* Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


8               See accompanying notes to financial statements.

                             PORTFOLIO COMPOSITION


Year Ended December 31, 2000

INVESTMENT INCOME
   Interest.........................................               $ 6,163,795
                                                                   -----------

   Expenses

     Management fees................................   $ 564,715
     Service fees - Class A.........................     187,097
     Service and distribution fees - Class  B.......      88,844
     Trustees' fees and expenses....................       8,739
     Accounting and administrative..................      29,718
     Custodian......................................      77,883
     Transfer agent - Class A, Class B..............     209,962
     Transfer agent - Class Y.......................       3,156
     Audit and tax services.........................      34,505
     Legal..........................................       1,220
     Printing.......................................      36,084
     Registration...................................      33,371
     Miscellaneous..................................       3,426
                                                       ---------
   Total expenses...................................                 1,278,720
                                                                   -----------
   Net investment income............................                 4,885,075
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on:
     Investments - net..............................     370,880
     Written options - net..........................    (335,684)
     Futures contracts - net........................    (308,233)
                                                       ---------
     Net realized gain (loss) on investments,
        written options and futures contracts                         (273,037)

   Unrealized appreciation (depreciation) on:
     Investments - net..............................   5,818,695
                                                       ---------
   Net gain (loss) on investment transactions.......                 5,545,658
                                                                   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              $10,430,733
                                                                   ===========


                 See accompanying notes to financial statements.               9

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended December 31,
                                                       -----------------------------
                                                            1999             2000
                                                       -------------    ------------
FROM OPERATIONS
   Net investment income ............................   $   6,345,756    $  4,885,075
   Net realized gain (loss) on investments,
     written options and futures contracts ..........      (5,908,703)       (273,037)
   Net unrealized appreciation (depreciation)
     on investments .................................      (7,738,435)      5,818,695
                                                        -------------    ------------
   Increase (decrease) in net assets from operations       (7,301,382)     10,430,733
                                                        -------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income

     Class A ........................................      (5,749,722)     (4,191,119)
     Class B ........................................        (537,791)       (430,843)
     Class Y ........................................        (182,001)       (188,421)
                                                        -------------    ------------
                                                           (6,469,514)     (4,810,383)
                                                        -------------    ------------

INCREASE (DECREASE) IN NET ASSETS
    DERIVED FROM CAPITAL SHARE TRANSACTIONS .........      (5,234,472)    (16,862,002)
                                                        -------------    ------------
Total increase (decrease) in net assets .............     (19,005,368)    (11,241,652)

NET ASSETS

   Beginning of the year ............................     116,092,820      97,087,452
                                                        -------------    ------------
   End of the year ..................................   $  97,087,452    $ 85,845,800
                                                        =============    ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the year ..................................   $     (35,145)   $     39,740
                                                        =============    ============


10               See accompanying notes to financial statements.

For a share outstanding throughout each period.


                                                                    Class A
                                    -----------------------------------------------------------------------
                                                            Year Ended December 31,
                                    -----------------------------------------------------------------------
                                        1996           1997           1998           1999           2000
                                    -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning
   of the Year ..................   $     11.73    $     11.08    $     11.56    $     11.90    $     10.47
                                    -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
Net Investment Income ...........          0.71           0.62           0.68           0.67           0.62
 Net Realized and Unrealized
   Gain (Loss) on Investments ...         (0.64)          0.48           0.33          (1.42)          0.69
                                    -----------    -----------    -----------    -----------    -----------
Total From Investment
  Operations ....................          0.07           1.10           1.01          (0.75)          1.31
                                    -----------    -----------    -----------    -----------    -----------
Less Distributions
Dividends From Net Investment
  Income ........................         (0.72)         (0.62)         (0.67)         (0.68)         (0.60)
                                    -----------    -----------    -----------    -----------    -----------
Total Distributions .............         (0.72)         (0.62)         (0.67)         (0.68)         (0.60)
                                    -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of the Year    $     11.08    $     11.56    $     11.90    $     10.47    $     11.18
                                    ===========    ===========    ===========    ===========    ===========
Total Return (%) (a) ............           0.8           10.3            9.0           (6.4)          12.9
Ratio of Operating Expenses
  to Average Net Assets (%) .....          1.32           1.36           1.38           1.36           1.41
Ratio of Net Investment Income to
   Average Net Assets (%) .......          6.45           5.63           5.80           6.00           5.69
Portfolio Turnover Rate (%) .....           462            391            106            313            622


                                                                    Class B
                                    -----------------------------------------------------------------------
                                                            Year Ended December 31,
                                    -----------------------------------------------------------------------
                                        1996           1997           1998           1999           2000
                                    -----------    -----------    -----------    -----------    -----------
Net Assets, End of the Year (000)   $   120,607    $   103,583    $   103,032    $    84,904    $    70,909
Net Asset Value, Beginning
  of the Year ...................   $     11.74    $     11.08    $     11.56    $     11.90    $     10.47
                                    -----------    -----------    -----------    -----------    -----------
Income From Investment Operations

Net Investment Income ...........          0.63           0.54           0.58           0.59           0.54

Net Realized and Unrealized Gain
(Loss) on Investments ...........         (0.65)          0.48           0.34          (1.42)          0.69
                                    -----------    -----------    -----------    -----------    -----------
Total From Investment Operations          (0.02)          1.02           0.92          (0.83)          1.23
                                    -----------    -----------    -----------    -----------    -----------
Less Distributions

Dividends From Net Investment
  Income ........................         (0.64)         (0.54)         (0.58)         (0.60)         (0.52)
                                    -----------    -----------    -----------    -----------    -----------
Total Distributions .............         (0.64)         (0.54)         (0.58)         (0.60)         (0.52)
                                    -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of the Year    $     11.08    $     11.56    $     11.90    $     10.47    $     11.18
                                    ===========    ===========    ===========    ===========    ===========
Total Return (%) (b) ............          (0.1)           9.5            8.2           (7.1)          12.1

Ratio of Operating Expenses to
   Average Net Assets (%) .......          2.07           2.11           2.13           2.11           2.16

Ratio of Net Investment Income to
   Average Net Assets (%) .......          5.70           4.88           5.05           5.25           4.94

Portfolio Turnover Rate (%) .....           462            391            106            313            622

Net Assets, End of the Year (000)   $     5,385    $     5,654    $     9,657    $     9,430    $    10,343


(a)  A sales charge is not reflected in total return calculations.

(b) A contingent deferred sales charge is not reflected in total return calculations.


                See accompanying notes to financial statements.               11

For a share outstanding throughout each period.


                                                                    Class Y
                                    -----------------------------------------------------------------------
                                                            Year Ended December 31,
                                    -----------------------------------------------------------------------
                                        1996           1997           1998           1999           2000
                                    -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning
  of the Year ...................   $     11.71    $     11.07    $     11.54    $     11.88    $     10.44
                                    -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
Net Investment Income ...........          0.74           0.65           0.72           0.70           0.65
Net Realized and Unrealized
  Gain (Loss) on Investments ....         (0.63)          0.47           0.32          (1.43)          0.71
                                    -----------    -----------    -----------    -----------    -----------
Total From Investment Operations           0.11           1.12           1.04          (0.73)          1.36
                                    -----------    -----------    -----------    -----------    -----------
Less Distributions
Distributions from Net Investment
  Income ........................         (0.75)         (0.65)         (0.70)         (0.71)         (0.63)
                                    -----------    -----------    -----------    -----------    -----------
Total Distributions .............         (0.75)         (0.65)         (0.70)         (0.71)         (0.63)
                                    -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of the Year    $     11.07    $     11.54    $     11.88    $     10.44    $     11.17
                                    ===========    ===========    ===========    ===========    ===========
Total Return (%) ................           1.1           10.5            9.3           (6.3)          13.5
Ratio of Operating Expenses to
  Average Net Assets (%) ........          1.07           1.11           1.13           1.11           1.01
Ratio of Net Investment Income
  to Average Net Assets (%) .....          6.70           5.88           6.05           6.25           6.09
Portfolio Turnover Rate (%) .....           462            391            106            313            622
Net Assets, End of the Year (000)   $     6,384    $     6,658    $     3,404    $     2,754    $     4,593

12              See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000

1. Significant Accounting Policies. The Nvest Government Securities Fund (the "Fund") is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest.

Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

                          NOTES TO FINANCIAL STATEMENT


For the Year Ended December 31, 2000

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

c. Options. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

d. Interest Rate Futures Contracts. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

For the Year Ended December 31, 2000

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for mortgage-backed securities for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

h. Delayed Delivery Transactions. The Fund may purchase securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. At December 31, 2000 the Fund held no delayed delivery securities.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were as follows:

                      Purchases                              Sales
           -------------------------------   -------------------------------
           U.S. Government       Other       U.S. Government        Other
           ---------------    ------------   ---------------    ------------
            $532,914,917       $5,428,843     $551,419,054       $5,409,300

Transactions in written options for the year ended December 31, 2000 are summarized as follows:

                                                             Written Options
                                                         ----------------------
                                                         Number of    Premiums
                                                         Contracts    Received
                                                         ---------    ---------
     Open at December 31, 1999......................            0      $      0
     Contracts opened...............................       (1,400)     (474,694)
     Contracts closed...............................        1,400       474,694
                                                         ---------    ---------
     Open at December 31, 2000......................            0      $      0
                                                         =========    =========

For the Year Ended December 31, 2000

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million, reduced by the payment to the Fund's investment subadviser, Back Bay Advisors, L.P., ("Back Bay") at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P., ("Nvest"), which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during the year ended December 31, 2000 are as follows:

                   Fees Earned
                   ------------
                   Nvest Management         $    282,357
                   Back Bay                      282,358
                                            ------------
                                            $    564,715
                                            ============

The effective management fee for the year ended December 31, 2000 was 0.65%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $29,718, and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A and Class B shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the year ended December 31, 2000, the Fund paid NSC $160,390 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement for Class A and Class B.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor, (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing

For the Year Ended December 31, 2000

personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $187,097 in service fees under the Class A Plan. Prior to September 24, 1993 to the extent that reimburseable expenses of Nvest Funds L.P. in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 2000 is $1,583,658.

Under the Class B Plan, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $22,211 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $66,633 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000 amounted to $183,690.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

For the Year Ended December 31, 2000

4. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class Y. Transactions in capital shares were as follows:

                                                    Year Ended December 31,
                                   ---------------------------------------------------------
                                              1999                           2000
                                   ---------------------------   ---------------------------
 Class A                              Shares         Amount         Shares         Amount
 -------                           ------------   ------------   ------------   ------------
   Shares sold..................      2,132,834    $23,656,205      1,404,259    $ 15,121,192
   Shares issued in connection with the reinvestment of:
   Dividends from net investment
     income ....................        461,816       5,100,959       347,841       3,727,503
                                   ------------   -------------  ------------    ------------
                                      2,594,650      28,757,164     1,752,100      18,848,695
   Shares repurchased ..........     (3,141,142)    (34,765,081)   (3,523,641)    (37,613,974)
                                   ------------   -------------  ------------    ------------
   Net increase (decrease) .....       (546,492)  $  (6,007,917)   (1,771,541)   $(18,765,279)
                                   ------------   -------------  ------------    ------------


                                                    Year Ended December 31,
                                   ---------------------------------------------------------
                                              1999                           2000
                                   ---------------------------   ---------------------------
 Class B                              Shares         Amount         Shares         Amount
 -------                           ------------   ------------   ------------   ------------
   Shares sold..................       378,984    $ 4,266,989        302,365     $ 3,270,971
   Shares issued in connection
      with the reinvestment of:
   Dividends from net investment
     income ....................        33,386        368,048         29,227         313,755
                                   -----------    -----------    -----------     -----------
                                       412,370      4,635,037        331,592       3,584,726
   Shares repurchased ..........      (322,881)    (3,584,575)      (307,592)
                                   -----------    -----------    -----------     -----------
   Net increase (decrease) .....        89,489    $ 1,050,462         24,000     $   300,978
                                   -----------    -----------    -----------     -----------



                                                    Year Ended December 31,
                                   ---------------------------------------------------------
                                              1999                           2000
                                   ---------------------------   ---------------------------
 Class Y                              Shares         Amount         Shares         Amount
 -------                           ------------   ------------   ------------   ------------
   Shares sold .................         71,052    $    788,905      182,156    $ 1,963,176
   Shares issued in connection
      with the reinvestment of:
   Dividends from net investment
     income ....................         16,199         178,666       17,534         188,421
                                   ------------    ------------   ----------    ------------
                                         87,251         967,571      199,690       2,151,597
   Shares repurchased ..........       (110,237)     (1,244,588)     (52,065)       (549,298)
                                   ------------    ------------   ----------    ------------
   Net increase (decrease) .....        (22,986)   $   (277,017)     147,625    $  1,602,299
                                   ------------    ------------   ----------    ------------
   Increase (decrease) derived
     from capital shares
     transactions ..............       (479,989)   $ (5,234,472)  (1,599,916)   $(16,862,002)
                                   ============    ============  ===========    ============


5. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. For the year ended December 31, 2000, the Fund did not enter into any securities lending transactions.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust I
and the Shareholders of the Nvest Government Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Government Securities Fund (the "Fund"), a series of Nvest Funds Trust I, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION

Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
        4,199,596.769     68,781.007        187,107.650     4,455,485.426

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Back Bay Advisors, L.P.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
        4,182,026.214     83,653.432        189,805.780     4,455,485.426

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                            Affirmative        Withheld            Total
                           --------------    ------------     ---------------
Graham T. Allison, Jr      231,271,092.89    7,321,155.65     238,592,248.547
Daniel M. Cain             231,282,396.66    7,309,851.88     238,592,248.547
Kenneth J. Cowan           231,302,361.35    7,289,887.19     238,592,248.547
Richard Darman             231,295,499.27    7,296,749.27     238,592,248.547
Sandra O. Moose            231,298,397.96    7,293,850.58     238,592,248.547
John A. Shane              231,356,664.46    7,235,584.08     238,592,248.547
Peter S. Voss              231,288,476.71    7,303,771.83     238,592,248.547
Pendleton P. White         231,230,527.40    7,361,721.14     238,592,248.547
John T. Hailer             231,453,185.05    7,139,063.49     238,592,248.547

For the Year Ended December 31, 2000

                                   NVEST FUNDS


                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust -- Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

     *Investments in money market funds are not insured or guaranteed by the
                         FDIC or any government agency.


                               INVESTMENT MANAGERS

      AEW Management and Advisors                   Loomis, Sayles & Company
            Back Bay Advisors                      Montgomery Asset Management
        Capital Growth Management                   RS Investment Management
     Harris Associates/Oakmark Funds              Vaughan, Nelson, Scarborough
        Janus Capital Corporation                         & McCullough
             Jurika & Voyles                      Westpeak Investment Advisors
              Kobrick Funds


   For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

   This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

         Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers,
Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                                  --------------
Nvest Fund(SM)                                                       PRESORT
Where The Best Minds Meet(R)                                         STANDARD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   BROCKTON, MA
---------------------                                             PERMIT NO. 770
    P.O. Box 8551                                                 --------------

Boston, Massachusetts

      02266-8551
---------------------

  www.nvestfunds.com

                              To the household of:

DROWNING IN PAPER?

Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
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Nvest Funds(SM)
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Nvest Municipal
Income Fund




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                                        Best
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                                        Meet(R)





Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks -- those that appear undervalued relative to their earnings and assets -- revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.

                                                  /s/ John T. Hailer

*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

                          NVEST MUNICIPAL INCOME FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Municipal Income Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

       12/31/90         10000          9550
       12/31/91         11166         10663
       12/31/92         12136         11590
       12/31/93         13613         13000
       12/31/94         12521         11957
       12/31/95         14678         14017
       12/31/96         15357         14666
       12/31/97         16674         15924
       12/31/98         17562         16772
       12/31/99         17080         16311
       12/31/00         18574         17738


This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                          NVEST MUNICIPAL INCOME FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Class A (Inception 5/9/77)                    1 Year            5 Years             10 Years

Net Asset Value(1)                             8.76%             4.82%                6.38%
With Maximum Sales Charge(2)                   3.83              3.86                 5.90


-----------------------------------------------------------------------------------------------
Class B (Inception 9/13/93)                   1 Year            5 Years         Since Inception

Net Asset Value(1)                             7.96%              4.04%               3.74%
With CDSC(3)                                   2.96               3.71                3.74


-----------------------------------------------------------------------------------------------
                                                                                      Since
                                                                                      Fund's
                                                                                     Class B
Comparative Performance                       1 Year       5 Years      10 Years     Incept.

Lehman Brothers Muncipal Bond Index(4)        11.68%        5.84%         7.32%        5.75%
Morningstar Muni National Long Average(5)     10.17         4.51          6.60         4.53
Lipper General Municipal Debt Average(6)      10.83         4.65          6.67         4.69


These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

                                                           Yields as of 12/31/00
--------------------------------------------------------------------------------
                                             Class A       Class B
SEC 30-Day Yield(7)                           4.96%         4.43%
Taxable Equivalent Yield(8)                   8.21          7.33
--------------------------------------------------------------------------------

Notes to Charts

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market. You may not invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Muni National Long Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(6) Lipper General Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

(7) SEC 30-Day Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(8) Taxable equivalent yield is based on the maximum federal income tax bracket of 39.6%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains distributions, if any, are subject to the capital gains tax.

                          NVEST MUNICIPAL INCOME FUND

                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]

James Welch
Back Bay Advisors, L.P.

Q. How did Nvest Municipal Income Fund perform during 2000?

For the 12 months ended December 31, 2000, Nvest Municipal Income Fund Class A shares had a total return of 8.76% at net asset value, including $0.39 in reinvested dividends. For the same period, the Fund's benchmark, Lehman Brothers Municipal Bond Index, returned 11.68%. An overall flight to quality in 2000 meant that top-rated bonds outperformed lower rated securities during the year. Since Nvest Municipal Income Fund had a greater emphasis on higher yielding bonds than its benchmark and peer groups during the balance of the year, the Fund's performance was not as strong as it might have been for this period.

The 30-day SEC yield for Nvest Municipal Income Fund Class A shares was 4.96%, which is equivalent to a taxable equivalent yield of 8.21%, based on the maximum federal income tax rate of 39.6%.

Q. What was the investment environment for municipal bonds in 2000?

The year split almost evenly into two contrasting investment environments. During the first half, the Federal Reserve Board continued a series of short-term interest rate hikes that began in 1999. The Fed's program was designed to prevent the economy from overheating. Although rising rates typically mean falling bond prices, the overall environment for fixed-income investments remained surprisingly favorable. Inflation - a key determinant of bond market performance - remained under control as a result of the Fed's actions.

During the second half of the year, however, it became clear that the economy was slowing, concern about potential inflation began to be replaced by fears of a possible recession, and the Federal Reserve began to hint that it might ease its restrictive monetary policy.

In spite of these market crosscurrents, the municipal bond market came through the year well. Municipal bonds continued to benefit from solid - yet slowing - economic growth. Tax revenue continued to climb, increasing the cash flow of many state and local governments and improving the fiscal health and creditworthiness of many municipalities.

Q. Did supply and demand impact the tax-exempt market?

Yes. In addition to interest rates, the supply and demand dynamic is one of the biggest influences on the municipal market. Throughout the period, the supply of high-quality, tax-exempt issues fell short of demand, which helped support bond prices. This imbalance occurred for several reasons.

Despite market and economic uncertainty, many state and local governments continued to enjoy record budget surpluses. Because so many municipalities were able to use cash to finance projects, there was less need for them to issue new debt, reducing the supply of new bonds available to investors. At the same time, the wealth-creation mentality that dominated the markets for the past several years shifted to a concern for wealth preservation. This shift in investor attitude kept demand for municipal bonds strong, as many investors turned to high-quality municipal securities seeking tax-free income, total-return potential and relative stability.

Q. What strategies did you use in managing the Fund?

Early in 2000, when the Federal Reserve was actively raising rates, we adopted a defensive strategy, gradually shortening the Fund's duration to about six years by mid year. (Duration is a measure of a bond's price sensitivity to changes in interest rates. A shorter duration makes a Fund less volatile, helping to preserve principal when prices are falling, but a longer duration is beneficial during periods of rising bond prices.)

Consequently, during the second half of the year, when we believed further interest rate hikes were unlikely, we extended the Fund's duration to just over seven years and extended its average maturity, concentrating new investments in bonds with longer maturity dates

Credit quality also continued to play a major role in our strategy in 2000. As we added new positions during the year, we emphasized higher quality bonds, raising the Fund's concentration in bonds rated A to AAA from 63% of assets at mid year to more than 69% as of the end of December. Especially in a slower growth environment, we believe higher quality bonds offer better relative value because of the superior creditworthiness of the issuers. As always, we are mindful of Nvest Municipal Income Fund's primary goal - to generate high current income free from federal income taxes.

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]





                          Average Credit Quality = AA
                    Average Portfolio Maturity = 15.7 Years
                          Quality is based on ratings
                         provided by Standard & Poor's.
               Portfolio holdings and asset allocation will vary.


As far as sectors are concerned, through mid-year we emphasized such cyclical industries as airlines, paper companies and utilities, which tend to perform well in a robust economic environment. However, as the investment climate changed in the summer and concerns about a rapidly slowing economy began to surface, we gradually shifted assets into less economically sensitive sectors as a defensive measure.

Q. What is your current outlook for municipal bonds?

We expect a relatively favorable climate for municipal bonds in the coming months, with measured economic growth and low inflation. However, we believe the performance of the equity markets will have a major influence on the future course of municipal bond prices. Because we expect continued stock market volatility over the next several quarters, we believe investors will continue to seek the relative safety and strong after-tax yields of municipal securities. This should keep demand steady and support bond prices, creating a favorable environment for Nvest Municipal Income Fund.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Municipal Income Fund may invest a portion of assets in lower rated bonds that offer higher yields in return for more risk. Some income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax (AMT). This portfolio may also include U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not. These risks affect your investment's value. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000


Tax Exempt Obligations -- 98.0% of Total Net Assets

                                                                                        Ratings (c)(unaudited)
                                                                                        ----------------------
   Principal                                                                                    Standard
    Amount    Description                                                               Moody's  & Poor's      Value (a)
-------------------------------------------------------------------------------------------------------------------------
              Alaska -- 0.3%
$   460,000   Alaska State Housing Finance Corp. Revenue Bond,
              6.500%, 6/01/2034, (MBIA insured).......................................     Aaa     AAA       $    470,815
                                                                                                             ------------
              Arizona -- 1.6%
  2,300,000   University of Arizona Revenue Bond, 6.350%, 6/01/2014...................     A1      AA           2,494,557

              California -- 14.4%
  2,000,000   California Pollution Control Finance Authority Revenue
              Bond, 7.150%, 2/01/2011.................................................     Ba1     BBB          2,048,400
  5,000,000   California State General Obligation Bond, 4.250%, 10/01/2026............     Aaa     AAA          4,311,300
  1,500,000   Foothill/Eastern Transportation Corridor Agency
              Revenue Bond, 5.800%, 1/15/2020, (d)....................................     Baa3    BBB-           906,345
  4,300,000   Foothill/Eastern Transportation Corridor Agency Pre-Refunded
              Revenue Bond, 6.500%, 1/01/2032.........................................     Aaa     AAA          4,853,066
  2,000,000   Los Angeles Convention & Exhibition Center Authority
              Pre-Refunded Certificate of Participation, 9.000%, 12/01/2020...........     Aaa     AAA          2,435,560
  2,750,000   Los Angeles Regional Airport Revenue Bond, 6.350%,.
              11/01/2025..............................................................     Baa3    BBB-         2,752,887
  2,000,000   Sacramento Co-generation Authority Pre-Refunded
              Revenue Bond, 6.500%, 7/01/2021.........................................      --     AAA          2,240,700
  3,000,000   Sacramento Power Authority Revenue Bond, 6.000%, 7/01/2022..............      --     BBB-         3,087,360
                                                                                                             ------------
                                                                                                               22,635,618
                                                                                                             ------------
              Colorado -- 4.8%
  1,500,000   Denver City & County Airport Pre-Refunded Revenue
              Bond, 7.500%, 11/15/2012................................................     A2      AAA          1,619,745
  1,655,000   Denver City & County Airport Revenue Bond, 7.500%, 11/15/2023...........     A2       A           1,822,883
  3,960,000   Denver City & County Airport Revenue Bond, 7.750%, 11/15/2021...........     A2       A           4,132,696
                                                                                                             ------------
                                                                                                                7,575,324
                                                                                                             ------------
              Florida -- 2.0%
  3,000,000   Escambia County Pollution Control Revenue Bond, 6.900%, 8/01/2022.......     Baa1    BBB+         3,090,420
                                                                                                             ------------
              Georgia -- 4.9%
  5,000,000   Alanta Water Revenue Bond, 5.000%, 11/01/2038...........................     Aaa     AAA          4,818,900
  3,000,000   Fulton County Water & Sewage Revenue Bond, 4.750%, 1/01/2028............     Aaa     AAA          2,809,440
                                                                                                             ------------
                                                                                                                7,628,340
                                                                                                             ------------
              Illinois -- 3.3%
  2,500,000   Illinois Development Finance Authority Pollution
              Control Revenue Bond, 7.375%, 7/01/2021.................................     Baa1    BBB+         2,723,150
  2,250,000   O'Hare International Airport Revenue Bond, 8.200%, 12/01/2024...........     Baa1    BBB-         2,498,963
                                                                                                             ------------
                                                                                                                5,222,113
                                                                                                             ------------


6               See accompanying notes to financial statements.

Investments as of December 31, 2000


Tax Exempt Obligations -- continued

                                                                                        Ratings (c)(unaudited)
                                                                                        ----------------------
   Principal                                                                                    Standard
    Amount    Description                                                               Moody's  & Poor's      Value (a)
-------------------------------------------------------------------------------------------------------------------------
              Indiana -- 4.7%
$ 3,500,000   Indiana Development Finance Authority Pollution
              Control Revenue Bond, 6.850%, 12/01/2012................................      B1     BB-       $  2,642,570
  4,500,000   Indianapolis Independent Airport Authority Revenue
              Bond, 7.100%, 1/15/2017.................................................     Baa2    BBB          4,708,440
                                                                                                             ------------
                                                                                                                7,351,010
                                                                                                             ------------
              Kansas -- 0.9%
  1,350,000   Kansas City Utility Systems Pre-Refunded Revenue Bond,
              6.375%, 9/01/2023.......................................................     Aaa     AAA          1,445,040
                                                                                                             ------------
              Massachusetts -- 9.9%
  2,415,000   Massachusetts State Health & Education Facility
              Authority Revenue Bond, 6.250%, 4/01/2020...............................     Aaa     AAA          2,814,682
  3,845,000   Massachusetts State Housing Finance Agency Revenue
              Bond, 6.600%, 12/1/2026.................................................     Aa      A+           3,992,879
  2,500,000   Massachusetts State Housing Finance Agency Revenue
              Bond, 6.300%, 10/01/2013................................................     A1      A+           2,603,425
  2,500,000   Massachusetts State Turnpike Authority Revenue
              Bond, 4.750%, 1/01/2034.................................................     Aaa     AAA          2,297,650
  4,000,000   Massachusetts State Turnpike Authority Revenue
              Bond, 5.000%, 1/01/2039.................................................     Aaa     AAA          3,823,440
                                                                                                             ------------
                                                                                                               15,532,076
                                                                                                             ------------
              Mississippi -- 1.4%
  2,000,000   Lowndes County Mississippi Solid Waste Disposal Revenue
              Bond, 6.700%, 4/01/2022.................................................     A3      A-           2,212,760
                                                                                                             ------------
              New Jersey -- 3.2%
  5,000,000   New Jersey Economic Development Authority Revenue
              Bond, 6.625%, 9/15/2012.................................................     Ba2     BB           5,041,850
                                                                                                             ------------
              New York -- 15.6%
  1,900,000   New York City General Obligation Bond, 7.500%, 2/01/2005................     A2      A            1,994,050
  2,040,000   New York State Dormitory Authority Revenue Bond,
              5.375%, 5/15/2016.......................................................     A3      AA-          2,066,336
  4,000,000   New York State Dormitory Authority Revenue Bond,
              5.500%, 5/15/2013.......................................................     A3      AA-          4,281,720
  2,740,000   New York State Dormitory Authority Revenue Bond,
              5.750%, 7/01/2013.......................................................     A3      AA-          2,993,203
  3,000,000   New York State Dormitory Authority Revenue Bond,
              5.750%, 7/01/2027.......................................................     Aaa     AAA          3,295,560
  1,880,000   New York State Dormitory Authority Revenue Bond,
              7.500%, 5/15/2013.......................................................     A3      AA-          2,361,130
  4,150,000   New York State Medical Care Facilities Finance Agency
              Revenue Bond, 5.250%, 8/15/2014.........................................     A3      AA-          4,212,914


                 See accompanying notes to financial statements.               7

Investments as of December 31, 2000


Tax Exempt Obligations -- continued

                                                                                        Ratings (c)(unaudited)
                                                                                        ----------------------
   Principal                                                                                    Standard
    Amount    Description                                                               Moody's  & Poor's      Value (a)
-------------------------------------------------------------------------------------------------------------------------
              New York-- continued
$ 1,000,000   Onondaga County Industrial Development Agency Revenue
              Bond, 9.000%, 10/01/2007................................................     A3      A-        $  1,223,840
  2,000,000   Port Authority of New York & New Jersey Special
              Obligation Revenue Bond, 7.000%, 10/01/2007.............................     --      --           2,122,960
                                                                                                             ------------
                                                                                                               24,551,713
                                                                                                             ------------

              Ohio -- 2.1%
  3,000,000   Cleveland Public Power Systems Pre-Refunded Revenue
              Bond, 7.000%, 11/15/2024................................................     Aaa     AAA          3,357,900
                                                                                                             ------------
              Oregon -- 2.7%
  4,000,000   Western Generation Agency Revenue Bond, 7.400%, 1/01/16.................     --      --           4,180,000
                                                                                                             ------------
              Pennsylvania -- 11.6%
  3,000,000   Delaware County Industrial Development Authority
              Revenue Bond, 7.375%, 4/01/2021.........................................     Baa1     A           3,077,490
  2,725,000   Pennsylvania Convention Center Revenue Bond,
              6.700%, 9/01/2014.......................................................     Baa2    BBB          2,830,948
  2,000,000   Pennsylvania Convention Center Revenue Bond,
              6.750%, 9/01/2019.......................................................     Baa2    BBB          2,082,520
  3,000,000   Pennsylvania Economic Development Financing Authority
              Revenue Bond, 6.600%, 1/01/2019.........................................      --     BBB-         2,920,050
  4,000,000   Pennsylvania Economic Development Financing Authority
              Revenue Bond, 7.150%, 12/01/2018........................................      --     BBB-         4,109,800
  3,000,000   Pennsylvania Economic Development Financing Authority
              Revenue Bond, 7.600%, 12/01/2024........................................     Baa2    BBB          3,236,370
                                                                                                             ------------
                                                                                                               18,257,178
                                                                                                             ------------
              Puerto Rico -- 7.5%
  3,000,000   Commonwealth Highway & Transportation Authority
              Revenue Bond, 5.000%, 7/01/2038.........................................     Baa1     A           2,906,250
  4,000,000   Puerto Rico Commonwealth Revenue Bond, 4.750%, 7/01/2023................     Aaa     AAA          3,865,840
  5,000,000   Puerto Rico Electric Power Authority Power Revenue Bond,
              5.250%, 7/01/2029.......................................................     Aaa     AAA          5,064,400
                                                                                                             ------------
                                                                                                               11,836,490
                                                                                                             ------------
              Tennessee -- 1.7%
  2,500,000   Maury County Industrial Development Board Revenue
              Bond, 6.500%, 9/01/2024.................................................      A2      A           2,600,225
                                                                                                             ------------
              Texas -- 1.3%
  2,000,000   Alliance Airport Authority Revenue Bond, 6.375%, 4/01/2021..............     Baa2    BBB          1,994,120
                                                                                                             ------------
              US Virgin Islands -- 2.1%
  3,000,000   US Virgin Islands Public Finance Authority
              Pre-Refunded Revenue Bond, Series A, 7.250%, 10/01/2018.................      --     AAA          3,220,830
                                                                                                             ------------


8                See accompanying notes to financial statements.

Investments as of December 31, 2000


Tax Exempt Obligations -- continued

                                                                                        Ratings (c)(unaudited)
                                                                                        ----------------------
   Principal                                                                                    Standard
    Amount    Description                                                               Moody's  & Poor's      Value (a)
-------------------------------------------------------------------------------------------------------------------------
              Wyoming -- 2.0%
$ 3,000,000   Wyoming Student Loan Corp. Revenue Bond, 6.200%, 6/01/2024..............      --     AA        $  3,165,780
                                                                                                             ------------

              Total Tax Exempt Obligations (Identified Cost $143,932,784).............                        153,864,159
                                                                                                             ------------

Short Term Investment -- 0.4%
-------------------------------------------------------------------------------
    640,000   Household Finance Corp., 6.500%, 1/02/2001                                                          639,884
                                                                                                             ------------
              Total Short Term Investment (Identified Cost $639,884)..................                            639,884
                                                                                                             ------------
              Total Investments -- 98.4% (Identified Cost $144,572,668)(b)............                        154,504,043
              Other assets less liabilities...........................................                          2,554,805
                                                                                                             ------------
              Total Net Assets -- 100%................................................                       $157,058,848
                                                                                                             ============

(a)  See Note 1a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2000, the net unrealized appreciation on investments based on cost of $144,662,448 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost.....................................                       $ 10,904,612
     Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value.....................................                        (1,063,017)
                                                                                                             ------------
     Net unrealized appreciation......................................................                      $  9,841,595
                                                                                                             ============

     At December 31, 2000, the Fund had a capital loss carryover of approximately $7,173,655 of which $4,332,920 expires on December 31, 2002 and $25,731 expires on December 31, 2005 and $2,815,004 expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
 (c) The ratings shown are believed to be the most recent ratings available at December 31, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

 (d) Multi Coupon: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.

MBIA Municipal Bond Investors Assurance Corp.


                  See accompanying notes to financial statements.              9

                      STATEMENT OF ASSETS AND LIABILITIES


December 31, 2000

ASSETS
   Investments at value (Identified cost $144,572,668) ...............                       $ 154,504,043
   Cash ..............................................................                               3,999
   Receivable for:
     Fund shares sold ................................................                             175,195
     Accrued interest ................................................                           2,764,538
                                                                                             -------------
                                                                                               157,447,775

LIABILITIES
   Payable for:
     Fund shares redeemed ............................................   $     143,558
     Dividends declared ..............................................          64,111
   Accrued expenses:
     Transfer agent ..................................................          11,200
     Management fees .................................................          60,132
     Deferred trustees' fees .........................................          55,003
     Accounting and administrative ...................................           4,774
     Other ...........................................................          50,149
                                                                         -------------
                                                                                                   388,927
                                                                                             -------------
NET ASSETS ...........................................................                       $ 157,058,848
                                                                                             =============
   Net Assets consist of:
     Paid in capital .................................................                       $ 155,482,455
     Undistributed net investment income .............................                              97,636
     Accumulated net realized gain (loss) ............................                          (8,452,618
     Unrealized appreciation (depreciation) on investments - net .....                           9,931,375
                                                                                             -------------

NET ASSETS ...........................................................                       $ 157,058,848
                                                                                             =============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
($142,539,134 / 19,292,672 shares of beneficial interest)                                    $        7.39
                                                                                             =============
Offering price per share (100 / 95.50 of $7.39) ......................                       $        7.74*
                                                                                             =============
Net asset value and offering price of Class B shares
   ($14,519,714 / 1,964,914 shares of beneficial interest) ...........                       $        7.39**
                                                                                             =============


 * Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


10               See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS


Year Ended December 31, 2000


INVESTMENT INCOME
   Interest ........................................................................                    $ 10,061,800
                                                                                                        ------------
   Expenses
     Management fees ...............................................................   $    720,304
     Service fees - Class A ........................................................        360,102
     Service and distribution fees - Class  B ......................................        147,075
     Trustees' fees and expenses ...................................................         12,983
     Accounting and administrative .................................................         55,603
     Custodian .....................................................................         88,628
     Transfer agent ................................................................        132,864
     Audit and tax services ........................................................         38,758
     Legal .........................................................................          2,020
     Printing ......................................................................         28,405
     Registration ..................................................................         31,688
     Miscellaneous .................................................................          4,561
                                                                                       ------------
   Total expenses ..................................................................                       1,622,991
                                                                                                        ------------
   Net investment income ...........................................................                       8,438,809
                                                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 WRITTEN OPTIONS AND FUTURES CONTRACTS
   Realized gain (loss) on:
     Investments - net .............................................................        935,650
     Written options - net .........................................................       (111,443)
     Futures contracts - net .......................................................         (4,344)
                                                                                       ------------
     Net realized gain (loss) on investments, written options and futures contracts         819,863
   Unrealized appreciation (depreciation) on investments ...........................      3,914,616
                                                                                       ------------
   Net gain (loss) on investment transactions, written options and futures contracts                       4,734,479
                                                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............................                    $ 13,173,288
                                                                                                        ============



                 See accompanying notes to financial statements.              11

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                  Year Ended December 31,
                                                               ------------------------------
                                                                     1999           2000
                                                               -------------    -------------
FROM OPERATIONS

   Net investment income ...................................   $   9,149,672    $   8,438,809
   Net realized gain (loss) on investments, written options
     and futures contracts .................................      (2,126,562)         819,863
   Net unrealized appreciation (depreciation) on investments     (12,111,760)       3,914,616
                                                               -------------    -------------
   Increase (decrease) in net assets from operations .......      (5,088,650)      13,173,288
                                                               -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ...............................................      (8,416,716)      (7,750,121)
     Class B ...............................................        (706,615)        (680,002)
                                                               -------------    -------------
                                                                                   (9,123,331)
                                                               -------------    -------------
Increase (decrease) in net assets
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .................      (5,835,275)     (16,157,951)
                                                               -------------    -------------
Total increase (decrease) in net assets ....................     (20,047,256)     (11,414,786)

NET ASSETS
   Beginning of the year ...................................     188,520,890      168,473,634
                                                               -------------    -------------
   End of the year .........................................   $ 168,473,634    $ 157,058,848
                                                               =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the year .........................................   $     (11,294)   $      97,636
                                                               =============    =============


12                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                                                      Class A
                                                     -----------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                     -----------------------------------------------------------------------
                                                         1996           1997           1998          1999            2000
                                                     -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of the Year ............  $      7.60    $      7.53    $      7.75    $      7.76    $      7.17
                                                     -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
Net Investment Income .............................         0.41           0.40           0.39           0.39           0.40
Net Realized and Unrealized Gain
  (Loss) on Investments ...........................        (0.07)          0.23           0.01          (0.59)          0.21
                                                     -----------    -----------    -----------    -----------    -----------
Total From Investment Operations ..................         0.34           0.63           0.40          (0.20)          0.61
                                                     -----------    -----------    -----------    -----------    -----------
Less Distributions
Dividends From Net Investment Income ..............        (0.41)         (0.41)         (0.39)         (0.39)         (0.39)
                                                     -----------    -----------    -----------    -----------    -----------
Total Distributions ...............................        (0.41)         (0.41)         (0.39)         (0.39)         (0.39)
                                                     -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of the Year ..................  $      7.53    $      7.75    $      7.76    $      7.17    $      7.39
                                                     ===========    ===========    ===========    ===========    ===========
Total Return (%) (a) ..............................          4.6            8.6            5.3           (2.8)           8.8
Ratio of Operating Expenses to
  Average Net Assets (%) ..........................         0.92           0.93           0.93           0.93           0.95
Ratio of Net Investment Income to
  Average Net Assets (%) ..........................         5.46           5.19           5.03           5.13           5.39
Portfolio Turnover Rate (%) .......................           24             14             26            137            156
Net Assets, End of the Year (000) .................  $   180,983    $   177,099    $   172,643    $   152,829    $   142,539

(a)  A sales charge is not reflected in total return calculations


                 See accompanying notes to financial statements.              13

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                                      Class B
                                                ------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                ------------------------------------------------------------------
                                                   1996          1997          1998          1999          2000
                                                ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of the Year ......   $     7.60    $     7.53    $     7.75    $     7.76    $     7.17
                                                ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
Net Investment Income .......................         0.35          0.34          0.33          0.33          0.35
Net Realized and Unrealized Gain
  (Loss) on Investments .....................        (0.07)         0.23          0.01         (0.59)         0.21
                                                ----------    ----------    ----------    ----------    ----------
Total From Investment Operations ............         0.28          0.57          0.34         (0.26)         0.56
                                                ----------    ----------    ----------    ----------    ----------
Less Distributions
Dividends From Net Investment Income ........        (0.35)        (0.35)        (0.33)        (0.33)        (0.34)
                                                ----------    ----------    ----------    ----------    ----------
Total Distributions .........................        (0.35)        (0.35)        (0.33)        (0.33)        (0.34)
                                                ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of the Year ............   $     7.53    $     7.75    $     7.76    $     7.17    $     7.39
                                                ==========    ==========    ==========    ==========    ==========
Total Return (%) (a) ........................          3.9           7.8           4.5          (3.5)          8.0
Ratio of Operating Expenses to
  Average Net Assets (%) ....................         1.67          1.68          1.68          1.68          1.70
Ratio of Net Investment Income to
  Average Net Assets (%) ....................         4.71          4.44          4.28          4.38          4.64
Portfolio Turnover Rate (%) .................           24            14            26           137           156
Net Assets, End of the Year (000) ...........   $   12,568    $   13,356    $   15,878    $   15,644    $   14,520

(a) A contingent deferred sales charge is not reflected in total return calculations.


14              See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000

1. Significant Accounting Policies. The Nvest Municipal Income Fund (the "Fund") is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997).

Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service determines valuations for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of original issue discount and decreased for amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize

For the Year Ended December 31, 2000

premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of adoption of this principle will not be material to the financial statements.

c. Options. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

d. Interest Rate Futures Contracts. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United State of America. These differences primarily relate to differing treatments of market discount. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were $244,706,506 and $263,228,030 respectively.

Transactions in written options for the year ended December 31, 2000 are summarized as follows:

                                                            Written Options
                                                        ----------------------
                                                        Number of    Premiums
                                                        Contracts    Received
                                                        ---------    ---------
     Open at December 31, 1999...................              0     $      0
     Contracts opened............................           (200)      (5,450)
     Contracts closed............................            200        5,450
                                                        ---------    ---------
     Open at December 31, 2000...................              0     $      0
                                                        =========    =========

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million, reduced by the payment to the Fund's investment subadviser, Back Bay Advisors, L.P., ("Back Bay") at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P., ("Nvest") which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees earned by Nvest Management and Back Bay Advisors under the management and subadvisory agreements in effect during the year ended December 31, 2000 are as follows:

                           Fees Earned
                           ---------
                           Nvest Management $ 360,152
                           Back Bay           360,152
                                            ---------
                                            $ 720,304
                                            =========

The effective management fee for the year ended December 31, 2000 was 0.45%.

For the Year Ended December 31, 2000

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $55,603 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. For the year ended December 31, 2000, the Fund paid NSC $101,060 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement for Class A and Class B.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor, (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $360,102 in service fees under the Class A Plan. Prior to September 13, 1993, to the extent that reimburseable expenses of Nvest Funds L.P. in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 2000 is $1,700,600.

Under the Class B Plan, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $36,769 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $110,306 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors of shares of the Fund during the year ended December 31, 2000 amounted to $161,431.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Concentration of Credit. At December 31, 2000, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's total net assets: Industrial/Pollution 19.0%, State Housing Authorities 14.0%, Airports 12.4 and Medical Products & Supplies 11.5%. The Fund also had more than 10% of its total net assets invested in: New York 15.6%, California 14.4% and Pennsylvania 11.6% at December 31, 2000. Certain risks arise from concentrating investments in any state. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

5. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class
B. Transactions in capital shares were as follows:

                                                                             Year Ended December 31,
                                                           ----------------------------------------------------------
                                                                       1999                          2000
                                                           ---------------------------    ---------------------------
 Class A                                                      Shares         Amount          Shares         Amount
 -------                                                   -----------    ------------    -----------    ------------
   Shares sold .........................................     1,990,350    $ 15,053,406        914,212    $  6,619,134
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income ..............       757,810       5,703,292        730,138       5,295,697
                                                           -----------    ------------    -----------    ------------
                                                             2,748,160      20,756,698      1,644,350      11,914,831
   Shares repurchased ..................................    (3,669,760)    (27,649,417)    (3,677,160)    (26,511,156)
                                                           -----------    ------------    -----------    ------------
Net increase (decrease) ................................      (921,600)   $ (6,892,719)    (2,032,810)   $(14,596,325)
                                                           -----------    ------------    -----------    ------------

                                                                             Year Ended December 31,
                                                              --------------------------------------------------------
                                                                       1999                          2000
                                                              --------------------------    --------------------------
 Class B                                                         Shares         Amount          Shares         Amount
 -------                                                      -----------    -----------    -----------    -----------

Shares sold ................................................      655,245    $ 4,900,420       287,955    $  2,090,539
Shares issued in connection with the reinvestment of:
  Dividends from net investment income .....................       50,159        377,387        50,401         365,704
                                                               ----------    -----------    ----------    ------------
                                                                  705,404      5,277,807       338,356       2,456,243
Shares repurchased .........................................     (568,649)    (4,220,363)     (556,033)
                                                               ----------    -----------    ----------    ------------
Net increase (decrease) ....................................      136,755    $ 1,057,444      (217,677)   $ (1,561,626)
                                                               ----------    -----------    ----------    ------------
Increase (decrease) derived from capital shares transactions     (784,845)   $(5,835,275)   (2,250,487)              $
                                                                                                           (16,157,951)
                                                               ==========    ===========    ==========    ============


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust I and the Shareholders of the Nvest Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Municipal Income Fund (the "Fund"), a series of Nvest Funds Trust I, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION

Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

          Voted For      Voted Against    Abstained Votes    Total Votes
       --------------    -------------    ---------------  --------------
       12,150,746.202     302,981.517       613,892.216    13,067,619.935

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Back Bay Advisors, L.P.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
       12,162,345.828     331,416.770       573,857.337    13,067,619.935

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                           Affirmative          Withheld             Total
                         ---------------      -------------      ---------------
Graham T. Allison, Jr    231,271,092.896      7,321,155.651      238,592,248.547
Daniel M. Cain           231,282,396.662      7,309,851.885      238,592,248.547
Kenneth J. Cowan         231,302,361.351      7,289,887.196      238,592,248.547
Richard Darman           231,295,499.277      7,296,749.270      238,592,248.547
Sandra O. Moose          231,298,397.966      7,293,850.581      238,592,248.547
John A. Shane            231,356,664.464      7,235,584.083      238,592,248.547
Peter S. Voss            231,288,476.713      7,303,771.834      238,592,248.547
Pendleton P. White       231,230,527.401      7,361,721.146      238,592,248.547
John T. Hailer           231,453,185.052      7,139,063.495      238,592,248.547

                             REGULAR INVESTING PAYS

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]





Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                             SAVING FOR RETIREMENT

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow. The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]





Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Yield - The rate at which a fund pays income. Yield calculations for 30-day ~periods are standardized among mutual funds, based on a formula developed ~by the Securities and Exchange Commission.

Maturity - Refers to the period of time before principal repayment on a bond ~is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

Duration - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

Treasuries - Negotiable debt obligations of the U.S. government, secured by its ~full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

Municipal Bond - A debt security issued by a state or municipality to finance ~public expenditures. Interest payments are exempt from federal taxes and, in ~most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                  NVEST FUNDS

                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund


*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.


  AEW Management and Advisors                    Loomis, Sayles & Company
       Back Bay Advisors                       Montgomery Asset Management
   Capital Growth Management                     RS Investment Management
Harris Associates/Oakmark Funds                Vaughan, Nelson, Scarborough
   Janus Capital Corporation                          & McCullough
        Jurika & Voyles                        Westpeak Investment Advisors
         Kobrick Funds

  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by theFund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                               --------------
Nvest Funds(SM)                                                   PRESORT
Where The Best Minds Meet(R)                                      STANDARD
                                                                U.S. POSTAGE
                                                                    PAID
---------------------                                           BROCKTON, MA
   P.O. Box 8551                                               PERMIT NO. 770
                                                               --------------
Boston, Massachusetts

     02266-8551
---------------------

 www.nvestfunds.com

                              To the household of:

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Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
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          Fund report online.

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Nvest Funds(SM)
Where The Best Minds Meet(R)

Nvest International
Equity Fund





                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)





Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks
- those that appear undervalued relative to their earnings and assets - revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDCname to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                  /s/ John T. Hailer


*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

                        NVEST INTERNATIONAL EQUITY FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest International Equity Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.


                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

        5/21/92         10000          9425
       12/31/92          9503          8956
       12/31/93         12295         11588
       12/31/94         13286         12522
       12/31/95         14054         13246
       12/31/96         14513         13679
       12/31/97         13415         12644
       12/31/98         14313         13490
       12/31/99         26849         25305
       12/31/00         19194         18090

This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                        NVEST INTERNATIONAL EQUITY FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Class A (Inception 11/28/95)                1 Year(7)           5 Years(7)       Since Inception(7)

   Net Asset Value(1),(7)                        -28.56%             6.42%                7.86%
   With Maximum Sales Charge(2)                  -32.67              5.17                 7.12

--------------------------------------------------------------------------------
   Class B (Inception 9/13/93)                 1 Year              5 Years          Since Inception

   Net Asset Value(1),(7)                      -29.15%               5.66%                5.61%
   With CDSC3                                  -32.38                5.34                 5.61

--------------------------------------------------------------------------------
   Class C (Inception 12/30/94)                1 Year              5 Years          Since Inception

   Net Asset Value(1),(7)                      -29.11%               5.69%                5.61%
   With Maximum Sales Charge and CDSC(3)       -30.45                5.48                 5.42

--------------------------------------------------------------------------------
   Class Y (Inception 9/9/93)                  1 Year              5 Years          Since Inception

   Net Asset Value(1),(7)                      -28.16%               7.10%                7.07%

--------------------------------------------------------------------------------

                                                                                Since        Since        Since         Since
                                                                                Fund's       Fund's       Fund's        Fund's
                                                                                Class A      Class B      Class C       Class Y
Comparative Performance                             1 Year         5 Years      Incept.      Incept.      Incept.       Incept.

MSCI EAFE4                                          -14.17%         7.13%        8.94%        7.65%        7.80%         7.65%
Morningstar Foreign Stock Average(5)                -15.66          9.43         9.87         9.82        10.13          9.82
Lipper International Average(6)                     -15.60          9.09         9.32         8.80         9.01          8.80
--------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to a 1.00% sales charge. C share accounts established prior to December 1, 2000, are not subject to the additional sales charge.

(4) The Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an unmanaged index of common stocks traded outside the U.S. You may not invest directly in an index.

(5) Morningstar Foreign Stock Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A since-inception return is calculated from 5/31/92. Class B and Y since-inception returns are calculated from 9/30/93. Class C since-inception returns are calculated from 12/31/94.

(6) Lipper International Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class A since-inception return is calculated from 5/28/92. Class B and Y since-inception returns are calculated from 9/30/93. Class C since-inception returns are calculated from 12/31/94.

(7) Fund performance may have been increased by voluntary expense waivers, without which performance would have been lower.

                        NNEST INTERNATIONAL EQUITY FUND

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTOS]

Alexander Muromcew,
John Tribolet
and Eswar Menon
Loomis, Sayles &
Company, L.P.

Q. How did Nvest International Equity Fund perform during the year?

For the 12 months ended December 31, 2000, the total return on Nvest International Equity Fund's Class A shares was -28.56% based on net asset value, including $1.65 in reinvested distributions. The Fund did not do as well as its benchmark, MSCI EAFE, which had a total return of -14.17% for the year. Lipper International Funds Average, which tracks performance of comparable international stock funds, had a return of -15.60% for the same period. The Fund's emphasis on technology and its weighting in Japan - both of which contributed to its strong results last year - were negatives in 2000.

Q. What was the investment environment like during the year?

Worldwide enthusiasm for technology stocks, which domin-ated the markets in 1999, carried over into the first quarter of 2000. However, in March some of the world's most widely held stocks began to retreat, following the tech-heavy Nasdaq. Both the technology sector and the Fund regained some ground in the third quarter. However, in the fourth quarter, stock markets around the world began to react to prospects of a slower growth rate in the United States.

Events in this country have a strong influence on international markets for several reasons. The U.S. dollar has long been considered the currency for international business. The U.S. is also a major market for companies throughout the world and a major center for investors worldwide. However, international markets can also move independently, as they did in the fourth quarter, when slowing growth in the U.S. helped restore strength to the euro, Europe's common currency.

Q. How did the Fund respond to these developments?

Nvest International Equity Fund entered March with a strong emphasis on some of the world's leading technology companies, and with a major portion of assets

                        NVEST INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                    Top 10 Countries -- 12/31/00

                                        % of
         Country                      Net Assets

         1. United Kingdom               14.8
         2. Japan                        13.4
         3. Canada                       11.1
         4. France                        8.1
         5. Switzerland                   5.4
         6. Netherlands                   4.3
         7. Australia                     4.3
         8. Germany                       4.0
         9. Denmark                       3.9
        10. Singapore                     3.5

Portfolio holdings and asset allocations will vary.

in Japan. Both these positions were positives in the first quarter, but negatives for 2000 as a whole. In the course of the year, we shifted assets into finance, energy and healthcare, trimming technology down to a relatively few companies from which we expect powerful results. We also moved assets out of Japan in the course of 2000, creating a more broadly diversified portfolio.

Although we use what we call a "macro-environment overlay" to view individual companies in a context of broad economic and political trends, we are first and foremost stock pickers. The types of companies we look at are as diversified as the countries and industries. One of the fund's largest holdings is Nokia, the world's leader in mobile communications. Headquartered in Finland, Nokia is one of the most widely held companies in Europe. With over 5,000 employees in China, the company is well positioned for growth in this vast new market.

A less well-known northern European company we like is Vestas Wind Systems. From the relative obscurity of a small village in Denmark, Vestas has become the world's largest producer of wind turbines, focusing on quality products that produce low-cost energy. The huge megawatt turbines it designs and builds put Vestas among the world leaders in the development of offshore "wind farms."

                         NVEST INTERNATION EQUITY FUND

--------------------------------------------------------------------------------

         10 Largest Holdings-- 12/31/00

                                         % of
  Company                             Net Assets

  1. Nokia Oyj                           3.0
  2. Vodafone Group PLC                  2.5
  3. Vestas Wind Systems AS              2.3
  4. Royal Bank of Scotland Group PLC    1.9
  5. Swiss Re                            1.9
  6. Nestle SA                           1.9
  7. Allied Irish Banks PLC              1.7
  8. Muenchener Rueckversicherungs-
     Gesellschaft AG                     1.6
  9. Novartis AG                         1.6
 10. Nordic Baltic Holding               1.5

Portfolio holdings and asset allocations will vary.

Allied Irish Banks, PLC (AIB) is an interesting example of the diversified financial-service companies we like. It is Ireland's leading banking firm, with operations in Great Britain, the United States, Poland and Asia, and is active in e-business as well as brokerage services. We believe Ireland itself is a fertile environment for business today, primarily as a result of its economic policies and an environment that is encouraging many U.S. businesses to locate facilities within its borders. AIB is one of several rapidly growing Irish businesses that are reaching around the world.

Q. How have developments in other emerging markets affected the Fund?

Risks considered, we continue to favor emerging markets because, on average, they trade at about 13 times last year's earnings, and at more than 11 times forecast 2001 earnings - well below the average trading levels of U.S. stocks. However, the political environment in Israel and Mexico hurt the Fund in 2000. The Fund's investments in Israel had done well until fighting between Israelis and Palestinians began to intensify during the year. Political turmoil that had unsettled Mexico during the year seems to be on the mend after the opposition party won the presidency for the first time in 100 years. Mexico's new president, Vicente Fox, is determined to reform the government, and the country is shifting the focus of its economy from resources toward increased productivity.

                         NVEST INTERNATION EQUITY FUND

--------------------------------------------------------------------------------


Q. What is your current outlook for the international markets in 2001?

Falling stock prices in 2000 wiped out much of the excess valuation in the markets and investors finally seemed to recognize that the U.S. is entering a period of slower growth. Even though we believe the Federal Reserve Board is likely to ease monetary policy in an effort to avert a recession, the economic cycle in the U.S. is in a mature phase. In 2001, we expect growth rates to be higher in other countries that are at a less advanced stage in the cycle, and this should benefit investors with internationally diversified portfolios.

It is also likely to be a stock-picker's market because there are no major trends to follow. Investors will need to research their choices carefully and diversify as judiciously as possible. Although there is little likelihood of a repeat of 1999's stellar marketplace, we're bullish for 2001 and we're expecting a good year for Nvest International Equity Fund.


This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest International Equity Fund invests in foreign and emerging market securities -- strategies that have special risks, including political, economic, regulatory and currency risks. Emerging markets may be more subject to these risks than developed markets. The Fund emphasizes growth stocks, which are generally more sensitive to market movements because their stock prices are based on future expectations. It also invests in stocks of small-cap and emerging-growth companies, which are also more volatile than the overall market. These risks effect the value of your investment. See the Fund's prospectus for details. This actively managed Fund tends to have a high portfolio turnover, which may increase your risk of greater tax liability and lower your return.

                              PROTFOLIO COMPOSITION

Investments as of December 31, 2000


Common Stock -- 94.4% of Total Net Assets

    Shares    Description                                              Value (a)
-------------------------------------------------------------------------------
              Australia-- 4.3%
    398,100   AXA Asia Pacific Holdings, Ltd. ......................  $  663,784
     55,010   Commonwealth Bank of Australia (d) ...................     945,811
    495,600   Foster's Brewing Group, Ltd. .........................   1,301,432
     41,440   National Australia Bank, Ltd. ........................     664,219
    141,900   QBE Insurance Group, Ltd. (d) ........................     780,776
                                                                      ----------
                                                                       4,356,022
                                                                      ----------
              Belgium-- 2.7%
      8,460   Dexia (d) ............................................   1,537,152
     35,100   Interbrew ............................................   1,223,434
                                                                      ----------
                                                                       2,760,586
                                                                      ----------
              Brazil-- 2.3%
      3,200   Petroleo Brasileiro SA - Petrobras (sponsored ADR) ...      80,800
     38,400   Tele Norte Leste Participacoes SA (Telemar) 144A
              (sponsored ADR) (d) ..................................     876,000
      5,700   Telecomunicacoes Brasileiras (sponsored ADR) (d) .....     415,387
     34,000   Unibanco - Uniao de Bancos Brasileiros SA (GDR) ......   1,000,875
                                                                      ----------
                                                                       2,373,062
                                                                      ----------
              Canada-- 11.1%
     64,800   Anderson Exploration, Ltd. ...........................   1,470,666
     68,000   Bombardier, Inc., Class B ............................   1,049,257
     11,172   Celestica, Inc. ......................................     603,167
     36,200   Manulife Financial Corp. .............................   1,132,833
     40,200   Molson, Inc. .........................................   1,152,170
      5,300   Nortel Networks Corp. (d) ............................     169,931
     24,500   Nortel Networks Corp. ................................     787,926
     52,700   Petro-Canada .........................................   1,340,069
     36,200   Precision Drilling Corp. .............................   1,357,229
     29,800   Royal Bank of Canada .................................   1,010,018
     30,100   Thomson Corp. ........................................   1,151,596
                                                                      ----------
                                                                      11,224,862
                                                                      ----------
              Denmark-- 3.9%
     24,500   GN Store Nord AS (GN Great Nordic) ...................     428,756
      6,700   Novo Nordisk AS ......................................   1,202,039
     42,700   Vestas Wind Systems AS ...............................   2,311,668
                                                                      ----------
                                                                       3,942,463
                                                                      ----------
              Finland-- 3.0%
     67,900   Nokia OYJ ............................................   3,028,509
                                                                      ----------
              France-- 8.1%
     17,100   Aventis SA ...........................................   1,501,320
      1,300   Axa ..................................................     187,988
      8,400   Coflexip SA (d) ......................................   1,067,981
      7,500   Groupe Danone ........................................   1,131,025
     18,400   Sanofi-Synthelabo SA .................................   1,226,709
     20,700   STMicroelectronics NV (d) ............................     886,219
      7,040   TotalFinaElf SA ......................................   1,047,112

                See accompanying notes to financial statements.                7

Investments as of December 31, 2000

Common Stock -- continued

    Shares    Description                                              Value (a)
-------------------------------------------------------------------------------
              France-- continued
     18,500   Vivendi Universal SA .................................  $1,217,742
                                                                      ----------
                                                                       8,266,096
                                                                      ----------
              Germany-- 4.0%
      8,335   D. Logistics AG ......................................     367,849
     56,000   Deutsche Post AG .....................................   1,204,699
      7,660   MLP AG ...............................................     848,743
      4,600   Muenchener Rueckversicherungs-Gesellschaft AG ........   1,645,950
                                                                      ----------
                                                                       4,067,241
                                                                      ----------
              Greece-- 0.5%
     14,600   Alpha Bank AE ........................................     504,898
                                                                      ----------
              Hong Kong-- 3.0%
  1,197,500   Amoy Properties, Ltd. (d) ............................   1,320,371
     87,600   China Mobile, Ltd. ...................................     478,449
      4,500   China Mobile, Ltd. (sponsored ADR) (d) ...............     122,063
    111,000   Sun Hung Kai Properties, Ltd., 144A ..................   1,106,485
                                                                      ----------
                                                                       3,027,368
                                                                      ----------
              Ireland-- 1.2%
     25,000   Elan Corp., PLC (ADR) (c)(d) .........................   1,170,312
                                                                      ----------
              Israel-- 1.7%
      4,100   Check Point Software Technolgies, Ltd. (d) ...........     547,606
     11,200   Comverse Technology, Inc. (c)(d) .....................   1,216,600
                                                                      ----------
                                                                       1,764,206
                                                                      ----------
              Italy-- 2.4%
    158,200   Banca Intesa SpA .....................................     760,575
     38,900   Riunione Adriatica di Sicurta SpA (d) ................     606,715
    200,100   UniCredito Italiano SpA (c) ..........................   1,046,569
                                                                      ----------
                                                                       2,413,859
                                                                      ----------
              Japan-- 13.4%
     40,100   Anritsu Corp. (d) ....................................     947,078
     33,400   Credit Saison Co., Ltd. (d) ..........................     714,337
     55,000   Daiwa Securities Group, Inc. (d) .....................     573,959
     77,100   Fujikura, Ltd. (d) ...................................     577,306
    302,000   Ishikawajima Harima-Heavy Industries Co., Ltd. .......     644,576
    205,000   Japan Air Lines Co., Ltd. ............................     937,850
    107,000   JGC Corp. (d) ........................................     729,120
      6,400   Matsushita Communication Industries ..................     803,359
     26,000   Meitec Corp. (d) .....................................     832,400
     75,000   Mitsubishi Estate Company, Ltd. (d) ..................     800,385
    175,000   Mitsubishi Heavy Industries, Ltd. ....................     762,334
     77,000   Mitsui Fudosan Co., Ltd. .............................     764,477
     21,800   Nitto Denko Corp. (d) ................................     591,148
         42   NTT DoCoMo, Inc. .....................................     723,758
      3,500   Rohm Co., Ltd. .......................................     664,363
    104,400   Sanyo Electric Co., Ltd. .............................     867,565

8               See accompanying notes to financial statements.

Investments as of December 31, 2000

Common Stock -- continued

    Shares    Description                                              Value (a)
-------------------------------------------------------------------------------
              Japan-- continued
     15,000   Takeda Chemical Industries, Ltd. .....................  $  886,984
     16,000   Toyo Information Systems Co., Ltd. (d) ...............     794,961
                                                                      ----------
                                                                      13,615,960
                                                                      ----------
              Mexico-- 0.9%
      8,000   Grupo Televisa SA de CV (sponsored ADR) ..............     359,500
     11,800   Telefonos de Mexico SA de CV (Telemar)
              (sponsored ADR) 144A .................................     532,475
                                                                      ----------
                                                                         891,975
                                                                      ----------
              Netherlands-- 4.3%
     20,300   Heineken NV ..........................................   1,228,526
     31,500   Koninklijke Ahold NV .................................   1,016,317
     16,660   Royal Dutch Petroleum Co. ............................   1,020,910
      7,300   Unilever NV ..........................................     462,007
     10,500   Unilever NV (USD) ....................................     660,844
                                                                      ----------
                                                                       4,388,604
                                                                      ----------
              Singapore-- 3.5%
    243,000   City Developments, Ltd. ..............................   1,129,417
    159,980   Datacraft Asia, Ltd. .................................     755,106
    740,000   Singapore Technologies Engineering, Ltd. .............   1,192,032
    288,100   Singapore Telecommunications, Ltd. ...................     447,453
                                                                      ----------
                                                                       3,524,008
                                                                      ----------
              South Africa-- 0.5%
    127,400   Standard Bank Investment Corp., Ltd. .................     513,506
                                                                      ----------
              South Korea-- 0.5%
     21,410   Housing and Comm Bank ................................     485,745
                                                                      ----------
              Spain-- 0.9%
     58,000   Telefonica SA (ADR) ..................................     958,531
                                                                      ----------
              Sweden-- 2.0%
    203,200   Nordic Baltic Holding ................................   1,539,231
     42,900   Telefonaktiebolaget LM Ericsson AB Series B ..........     488,584
                                                                      ----------
                                                                       2,027,815
                                                                      ----------
              Switzerland-- 5.4%
        810   Nestle SA, 144A ......................................   1,888,951
        930   Novartis AG ..........................................   1,643,809
        800   Swiss Re .............................................   1,917,453
                                                                      ----------
                                                                       5,450,213
                                                                      ----------
              United Kingdom-- 14.8%
    232,100   Allied Domecq PLC ....................................   1,534,002
    149,200   Allied Irish Banks PLC ...............................   1,737,225
     51,200   COLT Telecom Group PLC ...............................   1,102,455
    105,100   Diageo PLC ...........................................   1,178,670
     70,100   HSBC Holdings PLC (d) ................................   1,042,553
    127,800   Regus PLC ............................................     693,882
     56,100   Reuters Group PLC ....................................     950,432

                See accompanying notes to financial statements.                9

Investments as of December 31, 2000

Common Stock -- continued

    Shares    Description                                              Value (a)
-------------------------------------------------------------------------------
              United Kingdom-- continued
     81,100   Royal Bank of Scotland Group PLC .....................  $1,918,473
     63,500   Shire Pharmaceuticals Group PLC ......................   1,001,739
    145,604   Spirent PLC ..........................................   1,328,102
    681,700   Vodafone Group PLC ...................................   2,502,495
                                                                      ----------
                                                                      14,990,028
                                                                      ----------
              Total Common Stock (Identified Cost $93,761,660) .....  95,745,869
                                                                      ----------

Short Term Investment 4.4%
   Principal
    Amount
-------------------------------------------------------------------------------
$ 4,475,000   Repurchase Agreement with State Street Bank and Trust
              Co. dated 12/29/2000 at 5.25% to be repurchased at
              $4,477,610 on 1/02/2001, collateralized by $4,500,000
              U.S. Treasury Bond, 6.250%, due 10/31/2001 valued at
              $4,567,635 ...........................................   4,475,000
                                                                      ----------

              Total Short Term Investment (Identified Cost
              $4,475,000) ..........................................   4,475,000
                                                                      ----------
              Total Investments-- 98.8% (Identified Cost
              $98,236,660) (b) ..................................... 100,220,869
              Other assets less liabilities ........................   1,214,394
                                                                      ----------
              Total Net Assets-- 100% ..............................$101,435,263
                                                                      ==========

     (a)  See Note 1a of Notes to Financial Statements.

     (b)  Federal Tax Information:

          At December 31, 2000 the net unrealized appreciation on investments based on cost of $99,001,544 for federal income tax purposes was as follows:

          Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.........$ 6,924,438

          Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value ........ (5,705,113)
                                                                     -----------
          Net unrealized appreciation ..............................  $1,219,325
                                                                     ===========

          During the year ended December 31, 2000, the fund distributed $3,058,548 (unaudited) from long-term capital gains.

     (c)  Non-income producing security.

     (d) All or a portion of this security was on loan to brokers at December 31, 2000.

 ADR/GDR  An American Depositary Receipt (ADR) or Global Depositary Receipt
          (GDR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

     USD  United States dollars

    144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,403,911 or 4.3% of net assets.

          Industry Holdings at December 31, 2000 (unaudited).

 Banks                              11.8%  Health Care-Drugs           5.4%
 Food & Beverages                   10.3   Telecommunications-Cellular 3.7
 Computers Software & Services       8.8   Electric                    3.4
 Telecommunications                  7.5   Electronics                 3.1
 Insurance                           6.1   Banks & Thrifts             2.7
 Oil & Gas-Exploration & Production  5.9   Financial Services          2.2
 Real Estate Management              5.7   Other, less than 2.0% each  23.4

10              See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES

December 31, 2000

ASSETS
   Investments at value (Identified cost $98,236,660) ..............                       $ 100,220,869
   Cash ............................................................                                 868
   Foreign currency at value (Identified cost $2,307,997) ..........                           2,348,655
   Investments held as collateral for loaned securities ............                          15,935,522
   Receivable for:
     Fund shares sold ..............................................                             363,039
     Securities sold ...............................................                           1,545,508
     Dividends and interest ........................................                              80,251
     Tax reclaims ..................................................                              38,866
                                                                                           -------------
                                                                                             120,533,578
LIABILITIES
   Payable for:
     Collateral on securities loaned, at value ..................... $  15,935,522
     Fund shares purchased .........................................     2,088,459
     Securities redeemed ...........................................       840,158
     Withholding taxes .............................................        11,397
   Accrued expenses:
     Management fees ...............................................        77,051
     Transfer agent ................................................        40,970
     Deferred trustees' fees .......................................        29,010
     Accounting and administrative .................................         3,094
     Other .........................................................        72,654
                                                                     -------------
                                                                        19,098,315
                                                                     -------------
NET ASSETS                                                           $ 101,435,263
                                                                     =============

   Net Assets consist of:
     Paid in capital ...............................................                       $ 102,504,628
     Undistributed net investment income (loss) ....................                             (29,010)
     Accumulated net realized gain (loss) ..........................                          (3,061,109)
     Unrealized appreciation (depreciation)
       on investments and foreign currency transactions - net ......                           2,020,754
                                                                                           -------------
NET ASSETS                                                                                 $ 101,435,263
                                                                                           =============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
    ($54,825,807 / 3,298,640 shares of beneficial interest) ........                       $       16.62
                                                                                           =============
Offering price per share (100 / 94.25 of $16.62) ...................                       $       17.63*
                                                                                           =============
Net asset value and offering price of Class B shares
   ($29,012,933 / 1,814,717 shares of beneficial interest) .........                       $       15.99**
                                                                                           =============
Net asset value of Class C shares
   ($5,656,039 / 352,403 shares of beneficial interest) ............                       $       16.05**
                                                                                           =============
Offering price per share (100 / 99.00 of $16.05) ...................                       $       16.21*
                                                                                           =============
Net asset value, offering and redemption price of Class Y shares
   ($11,940,484 / 701,496 shares of beneficial interest) ...........                       $       17.02
                                                                                           =============


* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges. Year Ended December 31, 2000

                See accompanying notes to financial statements.               11

                            STATEMENT OF OPERATIONS

Year Ended December 31, 2000

INVESTMENT INCOME
   Dividends (net of foreign taxes of $115,936).....................                       $     728,416
   Interest.........................................................                             304,157
   Securities lending income........................................                             109,118
                                                                                           -------------
                                                                                               1,141,691

   Expenses
     Management fees................................................ $   1,076,376
     Service fees - Class A.........................................       170,959
     Service and distribution fees - Class  B.......................       330,652
     Service and distribution fees - Class C........................        37,710
     Trustees' fees and expenses....................................        11,165
     Accounting and administrative..................................        42,639
     Custodian......................................................       241,655
     Transfer agent - Class A, Class B, Class C.....................       437,521
     Transfer agent - Class Y.......................................        14,378
     Audit and tax services.........................................        57,305
     Legal..........................................................         4,519
     Printing.......................................................        53,731
     Registration...................................................        56,505
     Miscellaneous..................................................         3,385
                                                                     -------------
   Total expenses...................................................                           2,538,500
                                                                                           -------------
   Net investment income (loss).....................................                          (1,396,809)
                                                                                           -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on:
     Investments - net..............................................     3,590,520
     Foreign currency transactions - net............................      (183,655)
                                                                     -------------
     Net realized gain (loss) on investments
        and foreign currency transactions ..........................     3,406,865
                                                                     -------------

   Unrealized appreciation (depreciation) on:
     Investments - net..............................................   (42,540,077)
     Foreign currency transactions - net............................        44,448
                                                                     -------------
     Net unrealized appreciation (depreciation) on investments and
     foreign currency transactions..................................   (42,495,629)
                                                                     -------------
   Net gain (loss) on investment transactions.......................                         (39,088,764)
                                                                                           -------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............                       $ (40,485,573)
                                                                                           =============

12              See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended December 31,
                                                                 --------------------------------------
                                                                      1999                    2000
                                                                 -------------           -------------
FROM OPERATIONS
   Net investment income (loss) ...........................      $    (229,671)          $  (1,396,809)
   Net realized gain (loss) on investments
        and foreign currency transactions .................         11,756,432               3,406,865
   Net unrealized appreciation (depreciation)
        on investments And foreign
        currency transactions .............................         41,051,584             (42,495,629)
                                                                 -------------           -------------
   Increase (decrease) in net assets from operations ......         52,578,345             (40,485,573)
                                                                 -------------           -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ..............................................            (49,375)               (558,378)
     Class B ..............................................                  0                (292,183)
     Class C ..............................................                  0                 (40,426)
     Class Y ..............................................            (30,949)               (115,432)
   Net realized gain on investments
     Class A ..............................................         (2,895,169)             (4,370,530)
     Class B ..............................................         (1,259,652)             (2,325,819)
     Class C ..............................................            (58,452)               (341,473)
     Class Y ..............................................           (573,138)               (903,746)
   In excess of net realized gain on investments
     Class A ..............................................                  0                (406,191)
     Class B ..............................................                  0                (216,159)
     Class C ..............................................                  0                 (31,736)
     Class Y ..............................................                  0                 (83,993)
                                                                 -------------           -------------
                                                                    (4,866,735)             (9,686,066)
                                                                 -------------           -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS .................         (9,414,479)             39,656,764
                                                                 -------------           -------------
Total increase (decrease) in net assets ...................         38,297,131             (10,514,875)

NET ASSETS
   Beginning of the year ..................................         73,653,007             111,950,138
                                                                 -------------           -------------
   End of the year ........................................      $ 111,950,138           $ 101,435,263
                                                                 =============           =============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
   End of the year.........................................      $      26,821           $     (29,010)
                                                                 =============           =============


                See accompanying notes to financial statements.               13

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                                                  Class A
                                                ------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                ------------------------------------------------------------------------
                                                     1996           1997           1998           1999           2000
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of the Year .........  $    16.13     $    16.31     $    14.06     $    14.26     $    25.39
                                                  ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net Investment Income (Loss) (b) ...............        0.02           0.09           0.15          (0.03)         (0.22)
Net Realized and Unrealized Gain
   (Loss) on Investments..... ..................        0.51          (1.25)          0.77          12.31          (6.90)
                                                  ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ...............        0.53          (1.16)          0.92          12.28          (7.12)
                                                  ----------     ----------     ----------     ----------     ----------
Less Distributions
Dividends From Net Investment Income ...........       (0.02)          0.00          (0.23)         (0.02)         (0.17)
Dividends in Excess of Net Investment Income ...        0.00           0.00          (0.21)          0.00           0.00
Distributions From Net Realized Capital Gains ..       (0.33)         (1.05)         (0.19)         (1.13)         (1.35)
Distributions in Excess of Net Realized Gains ..        0.00          (0.04)         (0.09)          0.00          (0.13)
                                                  ----------     ----------     ----------     ----------     ----------
Total Distributions.............................       (0.35)         (1.09)         (0.72)         (1.15)         (1.65)
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of the Year ...............  $    16.31     $    14.06     $    14.26     $    25.39     $    16.62
                                                  ==========     ==========     ==========     ==========     ==========
Total Return (%) (a)......... ..................         3.3           (7.6)           6.7           87.6          (28.6)
Ratio of Operating Expenses to
   Average Net Assets (%) (c) ..................        1.75           1.75           1.91           2.00           1.96
Ratio of Net Investment Income to
   Average Net Assets (%).... ..................        0.14           0.62           1.04          (0.15)         (1.01)
Portfolio Turnover Rate (%).. ..................          59            154            105            229            212
Net Assets, End of the Year (000) ..............  $  109,773     $   57,845     $   47,444     $   67,197     $   54,826


The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis, Sayles & Company,L.P. became the subadviser to the Fund.

(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

14              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period

                                                                                  Class B
                                                ------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                ------------------------------------------------------------------------
                                                     1996           1997           1998           1999           2000
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of the Year            $    15.93     $    16.00     $    13.71     $    13.98     $    24.71
                                                  ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net Investment Income (Loss) (b) ...............       (0.10)         (0.03)          0.04          (0.15)         (0.37)
Net Realized and Unrealized Gain
   (Loss) on Investments .......................        0.50          (1.17)          0.75          12.01          (6.70)
                                                  ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ...............        0.40          (1.20)          0.79          11.86          (7.07)
                                                  ----------     ----------     ----------     ----------     ----------
Less Distributions
Dividends From Net Investment Income ...........        0.00           0.00          (0.12)          0.00          (0.17)
Dividends in Excess of Net Investment Income ...        0.00           0.00          (0.12)          0.00           0.00
Distributions From Net Realized Capital Gains ..       (0.33)         (1.05)         (0.19)         (1.13)         (1.35)
Distributions in Excess of Net Realized Gains ..        0.00          (0.04)         (0.09)          0.00          (0.13)
                                                  ----------     ----------     ----------     ----------     ----------
Total Distributions ............................       (0.33)         (1.09)         (0.52)         (1.13)         (1.65)
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of the Year ...............  $    16.00     $    13.71     $    13.98     $    24.71     $    15.99
                                                  ----------     ----------     ----------     ----------     ----------
Total Return (%) (a) ...........................         2.5           (8.0)           5.8           86.3          (29.2)
Ratio of Operating Expenses to
   Average Net Assets (%) (c) ..................        2.50           2.50           2.66           2.75           2.71
Ratio of Net Investment Income (Loss)
   to Average Net Assets (%) ...................       (0.61)         (0.13)          0.29          (0.90)         (1.76)
Portfolio Turnover Rate (%) ....................          59            154            105            229            212
Net Assets, End of the Year (000) ..............     $45,974     $   25,216     $   19,797     $   29,045     $   29,013


The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.


                See accompanying notes to financial statements.               15

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period

                                                                                  Class C
                                                ------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                ------------------------------------------------------------------------
                                                     1996           1997           1998           1999           2000
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of the Year .........  $    15.96     $    16.03     $    13.74     $    14.02     $    24.78
                                                  ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net Investment Income (Loss) (b) ...............       (0.10)         (0.03)          0.05          (0.15)         (0.34)
Net Realized and Unrealized Gain (Loss)
        on Investments .........................        0.50          (1.17)          0.75          12.04          (6.74)
                                                  ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ...............        0.40          (1.20)          0.80          11.89          (7.08)
                                                  ----------     ----------     ----------     ----------     ----------
Less Distributions
Dividends From Net Investment Income ...........        0.00           0.00          (0.12)          0.00          (0.17)
Dividends in Excess of Net Investment Income ...        0.00           0.00          (0.12)          0.00           0.00
Distributions From Net Realized Capital Gains ..       (0.33)         (1.05)         (0.19)         (1.13)         (1.35)
Distributions in Excess of Net Realized Gains ..        0.00          (0.04)         (0.09)          0.00          (0.13)
                                                  ----------     ----------     ----------     ----------     ----------
Total Distributions ............................       (0.33)         (1.09)         (0.52)         (1.13)         (1.65)
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of the Year ...............  $    16.03     $    13.74     $    14.02     $    24.78     $    16.05
                                                  ==========     ==========     ==========     ==========     ==========
Total Return (%) (a) ...........................         2.5           (8.0)           5.9           86.2          (29.1)
Ratio of Operating Expenses
        to Average Net Assets(%)(c) ............        2.50           2.50           2.66           2.75           2.71
Ratio of Net Investment Income (Loss)
        to Average Net Assets (%) ..............       (0.61)         (0.13)          0.29          (0.90)         (1.76)
Portfolio Turnover Rate (%) ....................          59            154            105            229            212
Net Assets, End of the Year (000) ..............  $      850    $       843     $      860     $    1,267     $    5,656


The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a) A sales charge and a contingent deferred sales charge are not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.



16              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period

                                                                                  Class C
                                                ------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                ------------------------------------------------------------------------
                                                     1996           1997           1998           1999           2000
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of the Year .........  $    16.25     $    16.48     $    14.35     $    14.45     $    25.81
                                                  ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net Investment Income (Loss) (a) ...............        0.11           0.19           0.25           0.02          (0.10)
Net Realized and Unrealized Gain
  (Loss) on Investments ........................        0.54          (1.23)          0.77          12.54          (7.04)
                                                  ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ...............        0.65          (1.04)          1.02          12.56          (7.14)
                                                  ----------     ----------     ----------     ----------     ----------
Less Distributions
Dividends From Net Investment Income ...........       (0.09)          0.00          (0.33)         (0.07)         (0.17)
Dividends in Excess of Net Investment Income ...        0.00           0.00          (0.31)          0.00           0.00
Distributions From Net Realized Capital Gains ..       (0.33)         (1.05)         (0.19)         (1.13)         (1.35)
Distributions in Excess of Net Realized Gains ..        0.00          (0.04)         (0.09)          0.00          (0.13)
                                                  ----------     ----------     ----------     ----------     ----------
Total Distributions ............................       (0.42)         (1.09)         (0.92)         (1.20)         (1.65)
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of the Year ...............  $    16.48     $    14.35     $    14.45     $    25.81     $    17.02
                                                  ==========     ==========     ==========     ==========     ==========
Total Return (%) ...............................         4.0           (6.7)           7.3           88.6          (28.2)
Ratio of Operating Expenses to
  Average Net Assets (%) (b) ...................        1.00           1.15           1.31           1.55           1.39
Ratio of Net Investment Income to
  Average Net Assets (%) .......................        0.89           1.22           1.64           0.10          (0.44)
Portfolio Turnover Rate (%) ....................          59            154            105            229            212
Net Assets, End of the Year (000) ..............  $   52,161     $    4,752     $    5,552     $   14,441     $   11,940


The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners, Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a) Per share net investment income has been calculated using the average shares outstanding during the period.

(b) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.



                See accompanying notes to financial statements.               17

                         NOTES TO FINANCIAL STATEMENTS


For the Year Ended December 31, 2000


1. Significant Accounting Policies. The Nvest International Equity Fund (the "Fund") is a Series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks total return from long-term growth of capital and dividend income, primarily through investments in international equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years (or five years if purchased prior to May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to an additional contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 will not be subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date or when the Fund first learns of the dividend, and interest income is recorded on an accrual basis. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gains or losses included in realized net gain or loss on foreign currency transactions arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, resulting from changes in exchange rates.

d. Forward Foreign Currency Contracts. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the schedule of investments under the caption "Forward Foreign Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating loss, foreign currency transactions and passive foreign investment companies for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were $263,911,373 and $231,781,684, respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.90% of the first $200 million of the Fund's average daily net assets, 0.85% of the next $300 million and 0.80% of such assets in excess of $500 million, reduced by the payment to Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.40% of the first $200 million of the Fund's average daily net assets and 0.35% of such assets in excess of $200 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A.

Fees earned by Nvest Management and Loomis Sayles under the management and subadvisery agreements in effect during the year ended December 31, 2000 are as follows:

         Fees Earned
         ------------
         Nvest Management      $ 597,986
         Loomis Sayles           478,390
                               ---------
                               $1,076,376
                               =========


The effective management fee for the year ended December 31, 2000 was 0.90%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest

Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $42,639 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the year ended December 31, 2000, the Fund paid NSC $335,057 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement for Class A, Class B and Class C.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor, (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $170,959 in fees under the Class A Plan. Prior to September 13, 1993, to the extent that reimburseable expenses of Nvest Funds L.P. in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 2000, is $514,256.

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $82,663 and $9,428 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $247,989 and $28,282 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors of shares of the Fund during the year ended December 31, 2000 amounted to $375,028.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Concentration of Risk. The Fund had the following geographic concentrations in excess of 10% of its total net assets at December 31, 2000: United Kingdom 14.8%, Japan 13.4% and Canada 11.1%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

5. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                 Year Ended December 31,
                                                --------------------------------------------------------
                                                           1999                          2000
                                                --------------------------    --------------------------
Class A                                            Shares         Amount         Shares         Amount
-------                                         -----------    -----------    -----------    -----------
   Shares sold..........................           8,948,596   $133,717,101      6,041,069   $130,410,637
   Shares issued in connection with the
        reinvestment of:
     Dividends from net investment income              2,866         48,761              0              0
     Distributions from net realized gain            184,256      2,759,892        273,220      5,057,795
                                                 -----------    -----------    -----------    -----------
                                                   9,135,718    136,525,754      6,314,289    135,468,432
Shares repurchased......................          (9,816,773)  (146,515,786)    (5,661,976)  (120,604,737)
                                                 -----------    -----------    -----------    -----------
Net increase (decrease).................            (681,055)  $ (9,990,032)       652,313   $ 14,863,695
                                                 -----------    -----------    -----------    -----------

                                                                 Year Ended December 31,
                                                --------------------------------------------------------
                                                           1999                          2000
                                                --------------------------    --------------------------
Class B                                            Shares         Amount         Shares         Amount
-------                                         -----------    -----------    -----------    -----------
   Shares sold..........................             174,034   $  2,997,379        885,381   $ 20,233,007
   Shares issued in connection with the
        reinvestment of:
     Distributions from net realized gain             56,778      1,196,312        148,131      2,640,281
                                                 -----------    -----------    -----------    -----------
                                                     230,812      4,193,691      1,033,512     22,873,288
   Shares repurchased...................            (471,443)    (7,021,664)      (394,426)    (8,217,240)
                                                 -----------    -----------    -----------    -----------
   Net increase (decrease)..............            (240,631)  $ (2,827,973)       639,086   $ 14,656,048
                                                 -----------    -----------    -----------    -----------

                                                                 Year Ended December 31,
                                                --------------------------------------------------------
                                                           1999                          2000
                                                --------------------------    --------------------------
Class C                                            Shares         Amount         Shares         Amount
-------                                         -----------    -----------    -----------    -----------
   Shares sold..........................              69,578   $  1,151,320        717,222   $ 13,840,232
   Shares issued in connection with the
        reinvestment of:
     Distributions from net realized gain              2,643         55,847         14,535        258,483
                                                 -----------    -----------    -----------    -----------
                                                      72,221      1,207,167        731,757     14,098,715
   Shares repurchased...................             (82,442)    (1,285,310)      (430,484)    (7,767,471)
                                                 -----------    -----------    -----------    -----------
   Net increase (decrease)..............             (10,221)  $    (78,143)       301,273   $  6,331,244
                                                 -----------    -----------    -----------    -----------

                                                                 Year Ended December 31,
                                                --------------------------------------------------------
                                                           1999                          2000
                                                --------------------------    --------------------------
Class Y                                            Shares         Amount         Shares         Amount
-------                                         -----------    -----------    -----------    -----------
   Shares sold..........................             220,939   $  3,992,137        287,339   $  7,194,382
   Shares issued in connection with the
        reinvestment of:
     Dividends from net investment income              1,792         30,949              0              0
     Distributions from net realized gain             26,052        573,138         57,967      1,096,473
                                                 -----------    -----------    -----------    -----------
                                                     248,783      4,596,224        345,306      8,290,855
   Shares repurchased...................             (73,477)    (1,114,555)      (203,374)    (4,485,078)
                                                 -----------    -----------    -----------    -----------
   Net increase (decrease)..............             175,306     $3,481,669        141,932     $3,805,777
                                                 -----------    -----------    -----------    -----------
   Increase (decrease) derived from
     capital shares transactions........            (756,601)  $ (9,414,479)     1,734,604    $39,656,764
                                                 ===========    ===========    ===========    ===========

6. Line of Credit. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2000.

7. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 2000, the Fund had on loan securities having a market value of $15,189,758 and collateralized by cash in the amount of $15,935,522 which was invested in a short-term investment.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Nvest Funds Trust I
and the Shareholders of the Nvest International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest International Equity Fund (the "Fund"), a series of Nvest Funds Trust I, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
        3,314,170.773     30,499.092        70,591.055      3,415,260.920

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Loomis, Sayles & Company, L.P.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
        3,311,194.191     31,975.830        72,090.899      3,415,260.920

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                            Affirmative           Withheld            Total
                         ---------------       -------------     ---------------
Graham T. Allison, Jr    231,271,092.896       7,321,155.651     238,592,248.547
Daniel M. Cain           231,282,396.662       7,309,851.885     238,592,248.547
Kenneth J. Cowan         231,302,361.351       7,289,887.196     238,592,248.547
Richard Darman           231,295,499.277       7,296,749.270     238,592,248.547
Sandra O. Moose          231,298,397.966       7,293,850.581     238,592,248.547
John A. Shane            231,356,664.464       7,235,584.083     238,592,248.547
Peter S. Voss            231,288,476.713       7,303,771.834     238,592,248.547
Pendleton P. White       231,230,527.401       7,361,721.146     238,592,248.547
John T. Hailer           231,453,185.052       7,139,063.495     238,592,248.547

                             REGULAR INVESTING PAYS


                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]




Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                             SAVING FOR RETIREMENT


                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------


With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]



Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions. Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------


Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares x current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                                   NVEST FUNDS


                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust -- Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

     *Investments in money market funds are not insured or guaranteed by the
                         FDIC or any government agency.


--------------------------------------------------------------------------------

                               INVESTMENT MANAGERS

      AEW Management and Advisors                   Loomis, Sayles & Company
            Back Bay Advisors                      Montgomery Asset Management
        Capital Growth Management                   RS Investment Management
     Harris Associates/Oakmark Funds              Vaughan, Nelson, Scarborough
        Janus Capital Corporation                         & McCullough
             Jurika & Voyles                      Westpeak Investment Advisors
              Kobrick Funds

--------------------------------------------------------------------------------

  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by theFund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                                  --------------
Nvest Fund(SM)                                                       PRESORT
Where The Best Minds Meet(R)                                         STANDARD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   BROCKTON, MA
---------------------                                             PERMIT NO. 770
    P.O. Box 8551                                                 --------------

Boston, Massachusetts

      02266-8551
---------------------

  www.nvestfunds.com

                              To the household of:

Drowning in paper?

Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
          Get your next Nvest
          Fund report online.

*not available for Corporate Retirement Plans and Simple IRAs

                IE56-1200

[RECYCLING LOGO] Printed On Recycled Paper

Nvest Fund(SM)
Where The Best Minds Meet(R)

Nvest
Growth Fund



                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)



Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional ~adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks
- those that appear undervalued relative to their earnings and assets - revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC~name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                /s/ John T. Hailer


*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

                                NVEST GROWTH FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Growth Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                  Growth of a $10,000 Investment in Class A Shares over 20 Years

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                  Growth of a $10,000 Investment in Class A Shares over 10 Years

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]



These illustrations represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                                NVEST GROWTH FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
    Class A (Inception 11/27/68)          1 Year         5 Years         10 Years       15 Years        20 Years

    Net Asset Value1                       -4.55%         16.98%          16.43%         15.21%         16.67%
    With Maximum Sales Charge2            -10.03          15.61           15.74          14.75          16.32

-----------------------------------------------------------------------------------------------------------------
    Class B (Inception 2/28/97)           1 Year                    Since Inception

    Net Asset Value1                       -5.23%                         13.79%
    With CDSC3                             -9.45                          13.39

-----------------------------------------------------------------------------------------------------------------
    Class C (Inception  9/1/98)           1 Year                    Since Inception

    Net Asset Value1                       -5.23%                         12.81%
    With Maximum Sales Charge and CDSC3    -7.03                          12.34

-----------------------------------------------------------------------------------------------------------------
    Class Y (Inception  6/30/99)          1 Year                   Since Inception

    Net Asset Value1                       -4.23%                          3.32%

------------------------------------------------------------------------------------------------------------------
                                                                                   Since       Since       Since
                                                                                   Fund's      Fund's      Fund's
                                       1        5       10       15       20      Class B     Class C     Class Y
    Comparative Performance           Year    Years    Years    Years    Years   Inception   Inception   Inception

    S&P 5004                         -9.10%   18.33%   17.46%   16.02%   15.68%   15.92%      16.20%     -1.41%
    Morningstar Large Cap
      Blend Average5                  5.47    13.91    14.95    13.07      --     11.80       14.66       1.24
    Lipper Large-Cap Core Average6    1.32    15.56    15.65    14.07    14.15    12.95       15.51       0.87
------------------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those noted. Class Y shares are available to certain institutional investors only.

1 These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

2 These results include reinvestment of any dividends and capital gains and the maximum sales charge of 5.75%.

3 These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales ~charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to the 1.00% sales charge. Class C share accounts established prior to December 1, 2000 are not subject to the additional sales charge.

4 S&P 500 Stock Index is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.

5 Morningstar Large Cap Blend Average is an average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class C since-inception return is calculated from 8/31/98. The Morningstar Large Blend Average does not track a 20-year performance average.

6 Lipper Large-Cap Core Average is the average performance without sales charges of mutual funds with a similar current investment style or objective as calculated by Lipper Inc. Class C since-inception return is calculated from 8/31/98.

                                NVEST GROWTH FUND

                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------


[PHOTOS]

G. Kenneth Heebner
Capital Growth
Management


Q. How did Nvest Growth Fund perform during 2000?

For the 12 months ended December 31, 2000, Nvest Growth Fund Class A shares had a total return of -4.55% based on net asset value, including $1.13 in reinvested distributions. The Fund's benchmark, the Standard & Poor's 500 Index, returned -9.10% for the same period.

Q. What was the investment environment like during the year?

The U.S. economy continued to grow with minimal inflation during 2000. In the latter half of 1999, the Federal Reserve Board initiated a series of interest-rate increases designed to slow the growth of the economy to avoid the possibility of increases in inflation. The Fed completed this process by mid-year 2000, and by the final quarter of the year, concern had shifted from averting future inflation to avoiding recession. In December the Fed began publicly hinting that it would shift to a more accommodative monetary policy in an effort to prevent the economy from slowing too abruptly.

Q. What was your strategy with the Fund?

Our strategy during 2000 was to select companies and industries that we believed would produce strong profit growth despite the tendency of the economy to slow in response to the rate increases initiated by the Fed. Early in the year, more than 40% of the portfolio was invested in telecommunications and technology -- two sectors that demonstrated a remarkable ability to grow much faster than the economy. Approximately 20% of the Fund was invested in metals companies with a global orientation, with the expectation that solid global growth would enable strong pricing in steel, nickel and aluminum, and contribute to a positive profit outlook for these companies.

As the year progressed, it became apparent that excess capacity growth in telecommunications and technology was clouding the outlook for these industries, despite the strong demand growth they enjoyed. Therefore, by the end of 2000 we had eliminated our positions in these industries. In addition, the price increases in metals we had forecast failed to occur, so we also scaled back on these stocks during the year.

                                NET GROWTH FUND

--------------------------------------------------------------------------------


We maintained a significant position in food, beverage and tobacco stocks in 2000, and we initiated a modest position in real estate investment trusts (REITs) early in the year. We continued to add to this position so that, by year-end, REITs were one of the Fund's largest areas of concentration. We used proceeds from the sales of the Fund's metals, telecommunications and technology stocks (sold earlier in the year) to invest in healthcare, insurance and energy stocks, which we believe will perform well in a slower economic environment.

Q. Which were the Fund's best- and worst-performing ~stocks in 2000?

Investment results from Nvest Growth Fund's technology holdings were mixed. We elected to sell a number of technology stocks at a loss. We also realized losses when we eliminated the Fund's position in metals.

During the year, the Fund benefited from its holdings in consumer non-durables, healthcare stocks and REITs. Top-performing individual stocks in the portfolio during 2000 included Philip Morris and United HealthCare Group. Philip Morris recovered from depressed valuations as investors became more optimistic about the company's ability to deal with a hostile litigation environment. Earnings growth in excess of 30% during the year -- as well as increased recognition of the improving profit outlook for the health maintenance industry as a whole -- helped propel United HealthCare's stock price upward in 2000.

Q. What is your current outlook?

The Federal Reserve's dramatic interest-rate cut, which occurred just two business days after the end of the year, surprised most observers by its size (0.5%, or 50 basis points) and timing (almost four weeks before the next scheduled meeting). Such inter-meeting announcements are rare. These facts give us reason to expect that the Fed will continue to pursue more accommodative policies in 2001. However, in general we expect a slower growth rate in the U.S. in the future than we have experienced in the past five or so years.

                                NET GROWTH FUND

--------------------------------------------------------------------------------


                    Top 10 Portfolio Holdings -- 12/31/00

                                                          % of
                Company                                Net Assets

            1.  UnitedHealth Group, Inc.                  8.1
            2.  Hershey Foods Corp.                       6.3
            3.  Philip Morris Companies, Inc.             6.3
            4.  XL Capital Ltd., Class A                  6.0
            5.  Inco Ltd.                                 5.8
            6.  Apartment Investment &
                Management Co., Class A                   5.5
            7.  CVS Corp.                                 5.3
            8.  General Dynamics Corp.                    5.2
            9.  Schlumberger Ltd.                         5.1
           10.  Equity Office Properties Trust            5.1

           Portfolio holdings and asset allocations will vary.


Outside the United States, younger, developing economies in Asia, Europe and Latin America grew steadily last year, and we anticipate continued growth in these economies in 2001. Accordingly, we structured the Fund's portfolio to emphasize companies whose earnings progress seems least likely to be negatively impacted by an economic slowdown in the U.S. In general, we believe the best opportunities will come from companies -- whether based in the U.S. or ~overseas -- that are able to participate in growth around the world. At year-end, Nvest Growth Fund's largest sectors included REITS, health care, energy, insurance, food, beverages and tobacco.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject ~to change. A shift in opinion may result in strategic and other portfolio changes.
Nvest Growth Fund invests primarily in growth stocks, which tend to be more sensitive to market movements because their stock prices are based on future expectations. It also invests in foreign securities, which involves special risks. REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages. Frequent portfolio turnover may increase your risk of greater tax liability, which can lower your return from this Fund. These risks may increase share price volatility. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000

Common Stock -- 100.2% of Total Net Assets

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Aerospace -- 5.2%
 1,030,000   General Dynamics Corp. .............................  $  80,340,000
                                                                   -------------

             Beverages & Tobacco -- 11.1%
 1,650,000   Anheuser-Busch Companies, Inc.......................     75,075,000
 2,190,000   Philip Morris Companies, Inc........................     96,360,000
                                                                   -------------
                                                                     171,435,000
                                                                   -------------
             Domestic Oil -- 1.8%
   390,000   Anadarko Petroleum Corp.............................     27,721,200
                                                                   -------------
             Financial Services -- 9.4%
   831,000   Fannie Mae .........................................     72,089,250
 1,360,000   Washington Mutual, Inc..............................     72,165,000
                                                                   -------------
                                                                     144,254,250
                                                                   -------------
             Food & Beverages -- 6.3%
 1,515,000   Hershey Foods Corp..................................     97,528,125
                                                                   -------------
             Gas & Pipeline Utilities -- 4.5%
   965,000   El Paso Energy Corp.................................     69,118,125
                                                                   -------------
             Health Care - Drugs -- 16.3%
 1,350,000   HCA-The Healthcare Co...............................     59,413,500
 2,030,000   UnitedHealth Group, Inc. ...........................    124,591,250
   580,000   Wellpoint Health Networks, Inc. (c) ................     66,845,000
                                                                   -------------
                                                                     250,849,750
                                                                   -------------
             Insurance -- 10.1%
   475,000   CIGNA Corp. ........................................     62,842,500
 1,060,000   XL Capital Ltd., Class A ...........................     92,617,500
                                                                   -------------
                                                                     155,460,000
                                                                   -------------
             Metals & Mining -- 5.8%
 5,280,000   Inco Ltd. (c) ......................................     88,492,800
                                                                   -------------
             Oil-Major Integrated -- 3.2%
   980,000   Petroleo Brasileiro SA - Petrobras (ADR) ...........     22,785,000
   185,000   Petroleo Brasileiro SA - Petrobras (ADR) (c) .......      4,671,250
   307,200   TotalFinaElf SA (sponsored ADR) ....................     22,329,600
                                                                   -------------
                                                                      49,785,850
                                                                   -------------
             Oil Services -- 5.1%
   990,000   Schlumberger Ltd. ..................................     79,138,125
                                                                   -------------
             Real Estate Investment Trusts -- 16.1%
 1,682,500   Apartment Investment & Management Co., Class A .....     84,019,844
 1,500,000   Boston Properties, Inc. ............................     65,250,000
 2,400,000   Equity Office Properties Trust .....................     78,300,000
   360,000   Equity Residential Properties Trust ................     19,912,500
                                                                   -------------
                                                                     247,482,344
                                                                   -------------

6               See accompanying notes to financial statements.

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------

             Retail -- 5.3%
 1,360,000   CVS Corp. ......................................... $   81,515,000
                                                                 --------------
             Total Common Stock (Identified Cost $1,340,469,803)  1,543,120,569
                                                                 --------------

Short Term Investment -- 0.1%

 Principal
  Amount
--------------------------------------------------------------------------------
$1,280,000   American Express Credit Corp., 6.480%, 1/02/2001 ..      1,280,000
                                                                  -------------
             Total Short Term Investment (Identified
               Cost $1,280,000) ................................      1,280,000
                                                                  -------------
             Total Investments - 100.3% (Identified
               Cost $1,341,749,803) (b) ........................  1,544,400,569
             Other assets less liabilities .....................     (4,671,372)
                                                                  -------------
             Total Net Assets - 100% ........................... $1,539,729,197
                                                                  -------------

     (a)  See Note 1a of Notes to Financial Statements.

     (b)  Federal Tax Information: At December 31, 2000 the
          net unrealized appreciation on investments ~based
          on cost of $1,341,698,073 for federal income tax
          purposes was as follows: Aggregate gross
          unrealized appreciation for all investments in
          which there is an excess of value over tax cost ...... $  228,619,316

          Aggregate gross unrealized depreciation for all
          investments in which there is an excess of tax
          cost over value ......................................    (25,916,820)
                                                                  -------------
          Net unrealized appreciation ..........................  $ 202,702,496
                                                                  =============

          During the year ended December 31, 2000, the Fund distributed $95,739,167 (unaudited) from long-term capital gains.

     (c)  Non-income producing security.

     ADR An American Depositary Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Percentage of net assets by country at December 31, 2000 (unaudited):
         United States      91.0%         Canada           5.7%
         Brazil              1.8          France           1.5


      See accompanying notes to financial statements.                          7

                       STATEMENT OF ASSETS & LIABILITIES

December 31, 2000


ASSETS
   Investments at value (Identified cost $1,341,749,803)............                  $ 1,544,400,569
   Cash.............................................................                          391,350
   Receivable for:
      Fund shares sold..............................................                        1,123,153
      Securities sold...............................................                       76,891,039
      Dividends and interest........................................                        3,527,536
      Tax reclaims..................................................                          193,514
                                                                                      ----------------
                                                                                        1,626,527,161
LIABILITIES
   Payable for:
      Securities purchased.......................................... $  72,647,985
      Fund shares redeemed..........................................    12,581,640
      Withholding taxes.............................................        57,501
   Accrued expenses:
      Management fees...............................................       864,037
      Deferred trustees' fees.......................................       215,783
      Transfer agent................................................       258,400
      Accounting and administrative.................................        46,386
      Other.........................................................       126,232
                                                                     --------------
                                                                                           86,797,964
                                                                                      ----------------
NET ASSETS..........................................................                  $ 1,539,729,197
                                                                                      ================
   Net Assets consist of:
      Paid in capital...............................................                  $ 1,405,713,786
      Undistributed net investment income...........................                        5,486,267
      Accumulated net realized gains (losses).......................                      (74,121,622)
      Unrealized appreciation (depreciation)
        on investments..............................................                      202,650,766
                                                                                      ----------------
NET ASSETS..........................................................                  $ 1,539,729,197
                                                                                      ================
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
   ($1,413,684,974 / 150,982,531 shares of beneficial interest).....                         $    9.36
                                                                                             =========
Offering price per share (100 / 94.25 of $9.36).....................                         $    9.93*
                                                                                             =========
Net asset value and offering price of Class B shares
   ($107,954,428 / 11,968,579 shares of beneficial interest)........                         $    9.02**
                                                                                             =========
Net asset value of Class C shares
   ($5,829,725 / 646,123 shares of beneficial interest).............                         $    9.02**
                                                                                             =========
Offering price per share (100 / 99.00 of $9.02).....................                         $    9.11
                                                                                             =========
Net asset value, offering and redemption price of Class Y shares
   ($12,260,070 / 1,308,102 shares of beneficial interest)..........                         $    9.37
                                                                                             =========

*    Based upon single purchases of less than $50,000.

     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


8               See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

Year Ended December 31, 2000


INVESTMENT INCOME
   Dividends (net of foreign taxes of $530,252)................                 $    34,184,979
   Interest....................................................                         536,758
                                                                                ----------------
                                                                                     34,721,737

   Expenses
      Management fees.......................................... $  11,676,626
      Service fees - Class A...................................     4,014,852
      Service and distribution fees - Class  B.................     1,172,243
      Service and distribution fees - Class C..................        60,689
      Trustees' fees and expenses..............................        73,465
      Accounting and administrative............................       636,976
      Custodian................................................       262,723
      Transfer agent - Class A, Class B, Class C...............     3,138,989
      Transfer agent - Class Y.................................        13,472
      Audit and tax services...................................        40,417
      Legal....................................................        25,401
      Printing.................................................       182,780
      Registration.............................................       113,663
      Miscellaneous............................................        22,991
                                                                --------------
   Total expenses before reductions............................    21,435,287
   Less reductions.............................................      (288,987)       21,146,300
                                                                --------------  ----------------
   Net investment income.......................................                      13,575,437
                                                                                ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Realized gain (loss) on investments - net...................                      12,770,111
   Unrealized appreciation (depreciation) on investments - net.                    (118,691,383)
                                                                                ----------------
   Net gain (loss) on investment transactions..................                    (105,921,272)
                                                                                ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........                 $   (92,345,835)
                                                                                ================


                See accompanying notes to financial statements.                9

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                    Year Ended December 31,
                                                               ---------------------------------
                                                                    1999              2000
                                                               -------------     ---------------
FROM OPERATIONS
   Net investment income (loss)............................... $     3,468,742   $    13,575,437
   Net realized gain (loss) on investments....................     394,461,456        12,770,111
   Net unrealized appreciation (depreciation) on investments..    (123,562,713)     (118,691,383)
                                                               ---------------   ----------------
   Increase (decrease) in net assets from operations..........     274,367,485       (92,345,835)
                                                               ---------------   ----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
      Class A.................................................               0        (8,340,768)
      Class B.................................................               0          (147,789)
      Class C.................................................               0            (7,510)
      Class Y.................................................               0          (114,156)
   Net realized gain on investments
      Class A.................................................    (284,686,939)      (91,898,737)
      Class B.................................................     (20,990,502)       (7,089,946)
      Class C.................................................      (1,367,985)         (353,917)
      Class Y.................................................      (2,322,809)         (770,634)
   In excess of net realized gain on investments
      Class A.................................................               0       (65,697,938)
      Class B.................................................               0        (5,068,566)
      Class C.................................................               0          (253,013)
      Class Y.................................................               0          (550,922)
                                                               ---------------   ----------------
                                                                  (309,368,235)     (180,293,896)
                                                               ---------------   ----------------

INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS....................     163,514,961      (218,727,513)
                                                               ---------------   ----------------
Total increase (decrease) in net assets.......................     128,514,211      (491,367,244)

NET ASSETS
   Beginning of the year......................................   1,902,582,230     2,031,096,441
                                                               ---------------   ----------------
   End of the year............................................ $ 2,031,096,441   $ 1,539,729,197
                                                               ===============   ================

UNDISTRIBUTED NET INVESTMENT INCOME
   End of the year............................................ $     2,622,961   $     5,486,267
                                                               ===============   ================


10              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                               Class A
                                                -----------------------------------------------------------------------
                                                                       Year Ended December 31,
                                                -----------------------------------------------------------------------
                                                   1996           1997           1998           1999           2000
                                                -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Year............  $    10.55     $    11.63     $    10.41     $    11.36     $    11.00
                                                ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net Investment Income (Loss)..................        0.04           0.01           0.08(a)        0.02           0.09(a)
Net Realized and Unrealized
  Gain (Loss) on Investments .................        2.07           2.79           3.00           1.57          (0.60)
                                                ----------     ----------     ----------     ----------     ----------
Total From Investment Operations..............        2.11           2.80           3.08           1.59          (0.51)
                                                ----------     ----------     ----------     ----------     ----------
Less Distributions
Distributions From Net Investment Income .....       (0.04)          0.00          (0.10)          0.00          (0.06)
Distributions From Net Realized
  Gain on Investments ........................       (0.99)         (4.02)         (1.32)         (1.95)         (0.62)
Distributions in Excess of Realized Gain on
  Investments.................................        0.00           0.00          (0.35)          0.00          (0.45)
Distributions From Return of Capital..........        0.00           0.00          (0.36)          0.00           0.00
                                                ----------     ----------     ----------     ----------     ----------
Total Distributions...........................       (1.03)         (4.02)         (2.13)         (1.95)         (1.13)
                                                ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Year..................  $    11.63     $    10.41     $    11.36     $    11.00     $     9.36
                                                ==========     ==========     ==========     ==========     ==========
Total Return (%) (b)..........................        20.9           23.5           33.4           15.2           (4.6)
Ratio of Operating Expenses
  to Average Net Assets(%) ...................        1.18           1.12           1.12           1.12           1.18
Ratio of Operating Expenses to
 Average Net Assets after Expense Reductions (%)      1.18           1.12           1.12           1.12           1.16(c)
Ratio of Net Investment Income
  to Average Net Assets(%) ...................        0.33           0.08           0.74           0.23           0.83
Portfolio Turnover Rate (%)...................         199            214            202            206            266
Net Assets, End of Year (000,000)............. $     1,297    $     1,460     $    1,825     $     1,871    $    1,414


(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the year. (b) A sales charge is not reflected in total return calculations. (c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions.
      The rebated commissions are used to reduce operating expenses of the Fund.



                See accompanying notes to financial statements.               11

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                               Class B
                                                --------------------------------------------------------
                                                February 28,
                                                  1997(a)
                                                  through
                                                December 31,           Year Ended December 31,
                                                ------------   -----------------------------------------
                                                   1996           1997           1998           1999
                                                -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period..........  $     12.47    $     10.32    $     11.15    $     10.67
                                                -----------    -----------    -----------    -----------
Income From Investment Operations
Net Investment Income (Loss)..................       (0.07)          (0.00)(b)      (0.05)          0.01(b)
Net Realized and Unrealized
  Gain (Loss) on Investments .................        1.94            2.95           1.52          (0.58)
                                                -----------    -----------    -----------    -----------
Total From Investment Operations..............        1.87            2.95           1.47          (0.57)
                                                -----------    -----------    -----------    -----------
Less Distributions
Distributions From Net Investment Income .....        0.00           (0.06)          0.00          (0.01)
Distributions From Net Realized
  Gain on Investments ........................       (4.02)          (1.32)         (1.95)         (0.62)
Distributions in Excess of Realized
  Gain on Investments ........................        0.00           (0.35)          0.00          (0.45)
Distributions From Return of Capital..........        0.00           (0.39)          0.00           0.00
                                                -----------    -----------    -----------    -----------
Total Distributions...........................       (4.02)          (2.12)         (1.95)         (1.08)
                                                -----------    -----------    -----------    -----------
Net Asset Value, End of Period................  $    10.32     $     11.15    $     10.67    $      9.02
                                                ===========    ===========    ===========    ===========
Total Return (%) (c)..........................        14.4            32.4           14.4           (5.2)
Ratio of Operating Expenses  to
  Average Net Assets (%) .....................        1.87(d)         1.87           1.87           1.93
Ratio of Net Operating Expenses to Average
  Net Assets After Expense Reductions (%) ....        1.87(d)         1.87           1.87           1.91(e)
Ratio of Net Investment Income to
  Average Net Assets (%) .....................       (0.67)(d)       (0.01)         (0.52)          0.08
Portfolio Turnover Rate (%)...................         214             202            206            266
Net Assets, End of Period (000,000)...........  $       18     $        75    $       136    $       108



(a)  Commencement of operations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

(d)  Computed on an annualized basis.

(e) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions.

     The rebated commissions are used to reduce operating expenses of the Fund.



12              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                             Class C                              Class Y
                                           -----------------------------------------    --------------------------
                                            September 1
                                              1998(a)                                 June 30, 1999(a)     Year
                                              through             Years Ended              through         Ended
                                           December 31,          December 31,           December 31,   December 31,
                                           -----------    --------------------------    -----------    -----------
                                               1998           1999           2000           1999           2000
                                           -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period       $     11.18    $     11.15    $     10.67    $     11.94    $     11.01
                                           -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
Net Investment Income (Loss).......              (0.00)(b)      (0.05)          0.01(b)        0.03           0.12(b)
Net Realized and Unrealized
  Gain (Loss) on Investments                      2.09           1.52          (0.58)          0.99          (0.60)
                                           -----------    -----------    -----------    -----------    -----------
Total From Investment Operations...               2.09           1.47          (0.57)          1.02          (0.48)
                                           -----------    -----------    -----------    -----------    -----------
Less Distributions
Distributions From Net
  Investment Income                              (0.06)          0.00          (0.01)          0.00          (0.09)
Distributions From Net Realized
  Gain on Investments                            (1.32)         (1.95)         (0.62)         (1.95)         (0.62)
Distributions in Excess of Realized
  Gain on Investments                            (0.35)          0.00          (0.45)          0.00          (0.45)
Distributions From Return of Capital             (0.39)          0.00           0.00           0.00           0.00
                                           -----------    -----------    -----------    -----------    -----------
Total Distributions................              (2.12)         (1.95)         (1.08)         (1.95)         (1.16)
                                           -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period.....        $     11.15    $     10.67    $      9.02    $     11.01    $      9.37
                                           ===========    ===========    ===========    ===========    ===========
Total Return (%) (c)...............               22.2           14.4           (5.2)           9.7           (4.2)
Ratio of Operating Expenses
  to Average Net Assets (%)                       1.87(d)        1.87           1.93           0.87(d)        0.85
Ratio of Operating Expenses to Average
  Net Assets After Expense
  Reductions(%)                                   1.87(d)        1.87           1.91(e)        0.87(d)        0.83(e)
Ratio of Net Investment Income
  to Average Net Assets (%)                      (0.01)(d)      (0.52)          0.08           0.48(d)        1.16
Portfolio Turnover Rate (%)........                202            206            266            206            266
Net Assets, End of Period (000,000)            $     2        $     9        $     6        $    15         $   12

(a)  Commencement of operations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) A sales charge and a contingent deferred sales charge are not reflected in total return calculations of Class C shares. Periods less than one year are not annualized.

(d)  Computed on an annualized basis.

(e) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions.
     The rebated commissions are used to reduce operating expenses of the Fund.



                See accompanying notes to financial statements.               13

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000


1. Significant Accounting Policies. The Nvest Growth Fund (the "Fund") is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00% do not convert to any class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to an additional contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 will not be subject the 1.00% front end sales charge for exchange or additional purchases of Class C shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis.

For the Year Ended December 31, 2000


Interest income for the Fund is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for distributions from real estate investment trusts. Permanent book and tax basis differences will result in reclassification to the capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 2000 purchases and sales of securities (excluding short-term investments) were $4,601,454,605 and $4,979,148,645 respectively.

3a. Management Fees and Other Transactions with Affiliates. During the year ended December 31, 2000, the Fund incurred management fees payable to its investment adviser, Capital Growth Management, L.P. ("Capital Growth Management"). Capital Growth Management is an affiliate of Nvest Companies, L.P. ("Nvest"), which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. The management agreement in effect during the year ended December 31, 2000 provided for fees as set forth below:

   Fees Earned     Annual Percentage Rate     Annual Net Asset Value Levels
   -----------     ----------------------     -----------------------------
   $11,676,626            0.750%                the first $200 million
                          0.700%                the next $300 million
                          0.650%                the next $1,500 million
                          0.600%                the excess over $2 billion

The effective management fee for the year ended December 31, 2000 was 0.67%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of Nvest Funds' average daily net assets, and 0.03%

For the Year Ended December 31, 2000


of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $636,976 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as a sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y shares bear a transfer agent fee 0.10% of average daily net assets. For the year ended December 31, 2000, the Fund paid NSC $2,162,807 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement for Class A, Class B and Class C.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $4,014,852 in fees under the Class A Plan. Prior to June 1, 1993, to the extent that reimburseable expenses of Nvest Funds L.P. in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses as of December 31, 2000 is $2,030,882.

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $293,061 and $15,172 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $879,182 and $45,517 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000, amounted to $1,707,818.

For the Year Ended December 31, 2000


e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Funds Management, L.P., Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                            Year Ended December 31,
                                                          ------------------------------------------------------------
                                                                      1999                            2000
                                                          ----------------------------    ----------------------------
Class A                                                      Shares          Amount          Shares          Amount
-------                                                   ------------    ------------    ------------    ------------
  Shares sold..........................................    18,434,322    $ 213,507,329      6,442,912   $   67,793,846
  Shares issued in connection with the reinvestment of:
     Dividends from net investment income..............             0                0        862,365        8,037,715
     Distributions from net realized gain..............    26,795,700      275,995,710     15,943,237      152,763,355
                                                          -----------    -------------   ------------   --------------
                                                           45,230,022       489,503,039    23,248,514       228,594,916
  Shares repurchased...................................   (35,860,181)     (413,701,486)  (42,339,597)    (435,596,467)
                                                          -----------    -------------   ------------   --------------
  Net increase (decrease)..............................     9,369,841    $  75,801,553    (19,091,083)  $ (207,001,551)
                                                          -----------    -------------   ------------   --------------


                                                                            Year Ended December 31,
                                                          ------------------------------------------------------------
                                                                      1999                            2000
                                                          ----------------------------    ----------------------------
Class B                                                      Shares          Amount          Shares          Amount
-------                                                   ------------    ------------    ------------    ------------
  Shares sold..........................................     6,618,990    $  75,011,147      1,867,464   $   18,801,530
  Shares issued in connection with the reinvestment of:
     Dividends from net investment income..............             0                0         13,645          132,353
     Distributions from net realized gain..............     1,918,125       19,181,257      1,212,653       11,187,136
                                                          -----------    -------------   ------------   --------------
                                                            8,537,115       94,192,404      3,093,762       30,121,019
  Shares repurchased...................................    (2,578,844)     (29,179,794)    (3,849,341)     (38,906,352)
                                                          -----------    -------------   ------------   --------------
  Net increase (decrease)..............................     5,958,271    $  65,012,610       (755,579)  $   (8,785,333)
                                                          -----------    -------------   ------------   --------------

For the Year Ended December 31, 2000


                                                                            Year Ended December 31,
                                                          ------------------------------------------------------------
                                                                      1999                            2000
                                                          ----------------------------    ----------------------------
Class C                                                      Shares          Amount          Shares          Amount
-------                                                   ------------    ------------    ------------    ------------
  Shares sold..........................................       734,168     $  8,322,147        220,068   $    2,116,323
  Shares issued in connection with the reinvestment of:
     Dividends from net investment income..............             0                0            519            5,036
     Distributions from net realized gain..............        79,732          797,323         47,518          437,813
                                                          -----------    -------------   ------------   --------------
                                                              813,900        9,119,470        268,105        2,559,172
  Shares repurchased...................................      (175,788)      (1,978,356)      (442,204)      (4,430,762)
                                                          -----------    -------------   ------------   --------------
  Net increase (decrease)..............................       638,112    $   7,141,114       (174,099)  $   (1,871,590)
                                                          -----------    -------------   ------------   --------------


                                                                            Year Ended December 31,
                                                          ------------------------------------------------------------
                                                                      1999                            2000
                                                          ----------------------------    ----------------------------
Class Y                                                      Shares          Amount          Shares          Amount
-------                                                   ------------    ------------    ------------    ------------
  Shares sold..........................................     1,258,953     $ 14,177,783        139,551   $    1,464,823
  Shares issued in connection with the reinvestment of:
     Dividends from net investment income..............             0                0         12,302          114,156
     Distributions from net realized gain..............       225,296        2,322,801        137,485        1,321,552
                                                          -----------    -------------   ------------   --------------
                                                            1,484,249       16,500,584        289,338        2,900,531
  Shares repurchased...................................       (83,631)        (940,900)      (381,854)      (3,969,570)
                                                          -----------    -------------   ------------   --------------
  Net increase (decrease)..............................     1,400,618    $  15,559,684        (92,516)  $   (1,069,039)
                                                          -----------    -------------   ------------   --------------
  Increase (decrease) derived from capital
    shares transactions................................    17,366,842    $ 163,514,961    (20,113,277)  $ (218,727,513)
                                                          ===========    =============   ============   ==============

5. Line of Credit. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings under the line of credit during the year ended December 31, 2000.

6. Expense Reductions. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2000, the Fund's expenses were reduced by $288,987 under these agreements.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust I
and the Shareholders of the Nvest Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Growth Fund (the "Fund"), a series of Nvest Funds Trust I, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION


Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposal:

1. Approval of a new advisory agreement between the Fund and Capital Growth Management Limited Partnership.

     Voted For         Voted Against        Abstained Votes         Total Votes
  --------------       -------------        ---------------       --------------
  87,875,465.370       3,130,343.399         4,094,757.925        95,100,566.694

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

2. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                            Affirmative         Withheld           Total
                          ---------------    -------------    ---------------
Graham T. Allison, Jr.    231,271,092.896    7,321,155.651    238,592,248.547
Daniel M. Cain            231,282,396.662    7,309,851.885    238,592,248.547
Kenneth J. Cowan          231,302,361.351    7,289,887.196    238,592,248.547
Richard Darman            231,295,499.277    7,296,749.270    238,592,248.547
Sandra O. Moose           231,298,397.966    7,293,850.581    238,592,248.547
John A. Shane             231,356,664.464    7,235,584.083    238,592,248.547
Peter S. Voss             231,288,476.713    7,303,771.834    238,592,248.547
Pendleton P. White        231,230,527.401    7,361,721.146    238,592,248.547
John T. Hailer            231,453,185.052    7,139,063.495    238,592,248.547

                                   NVEST FUNDS


                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust -- Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

     *Investments in money market funds are not insured or guaranteed by the
                         FDIC or any government agency.


--------------------------------------------------------------------------------

                               INVESTMENT MANAGERS

      AEW Management and Advisors                   Loomis, Sayles & Company
            Back Bay Advisors                      Montgomery Asset Management
        Capital Growth Management                   RS Investment Management
     Harris Associates/Oakmark Funds              Vaughan, Nelson, Scarborough
        Janus Capital Corporation                         & McCullough
             Jurika & Voyles                      Westpeak Investment Advisors
              Kobrick Funds

--------------------------------------------------------------------------------

   This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                                  --------------
Nvest Fund(SM)                                                       PRESORT
Where The Best Minds Meet(R)                                         STANDARD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   BROCKTON, MA
---------------------                                             PERMIT NO. 770
    P.O. Box 8551                                                 --------------

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      02266-8551
---------------------

  www.nvestfunds.com

                              To the household of:

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Go to:    www.nvestfunds.com
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Nvest Funds(SM)
Where The Best Minds Meet(R)

Nvest Capital
Growth Fund





                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)





Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks -- those that appear undervalued relative to their earnings and assets -- revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                  /s/ John T. Hailer


*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

                            NVEST CAPITAL GROWTH FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Capital Growth Value Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

         8/3/92         10000          9425
       12/31/92         11490         10830
       12/31/93         12398         11685
       12/31/94         12195         11494
       12/31/95         15945         15028
       12/31/96         18664         17590
       12/31/97         21879         20621
       12/31/98         28241         26617
       12/31/99         32282         30426
       12/31/00         28368         26737


This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.



                            NVEST CAPITAL GROWTH FUND

                                        Average Annual Total Returns -- 12/31/00

   Class A (Inception 8/3/92)             1 Year         5 Years          Since Inception

   Net Asset Value1                      -19.52%         12.20%              13.19%
   With Maximum Sales Charge2            -24.14          10.88               12.40

   Class B (Inception 9/13/93)           1 Year         5 Years         Since Inception

   Net Asset Value1                      -20.11%         11.26%              11.67%
   With CDSC3                            -23.31          11.06               11.67

   Class C (Inception 12/30/94)          1 Year         5 Years         Since Inception

   Net Asset Value1                      -20.10%         11.28%              14.14%
   With Maximum Sales Charge and         -21.52          11.06               13.95
   CDSC3
                                                                      Since              Since         Since
                                                                     Fund's             Fund's         Fund's
                                                                     Class A            Class B        Class C
   Comparative Performance               1 Year         5 Years     Inception          Inception       Inception

   Russell 1000 Growth Index4           -22.42%         18.15%         16.31%            18.23%        21.13%
   Morningstar Large Growth Average5    -14.09          18.10          16.87             17.06         21.04
   Lipper Multi-Cap Growth Average6     -11.10          18.98          17.08             16.79         21.16

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

1 These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
2 These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
3 These results include reinvestment of any dividends and capital gains.
  Performance for Class B shares assumes a maximum 5.00% contingent deferred sales _charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to the 1.00% sales charge. Class C share accounts established prior to December 1, 2000, are not subject to the additional 1.00% sales charge.
4 Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. companies within the Russell 3000 selected for their growth orientation. You may not invest directly in an index. Class A since-inception return is calculated from 7/31/92. Class B since-inception return is calculated from 9/30/93.
5 Morningstar Large Growth Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A since-inception return is calculated from 7/31/92. Class B since-inception return is calculated from 9/30/93.

                            NVEST CAPITAL GROWTH FUND

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTO]

Gerald Scriver
Westpeak Investment
Advisors, L.P.

Q. How did Nvest Capital Growth Fund perform during 2000?

For the 12 months ended December 31, 2000, Nvest Capital Growth Fund Class A shares had a total return of -19.52% based on net asset value, including $3.50 in reinvested capital gains. The Fund's benchmark, the Russell 1000 Growth Index, returned -22.42% for the same, volatile period. Technology has become a large component of the benchmark, and this sector was hard hit during the fourth quarter. The Fund held up better because we reduced the portfolio's exposure to technology.

Q. What was the investment environment like during the year?

The climate changed radically in March. At the beginning of 2000, the market continued the trends exhibited in 1999, led by stocks of high-growth technology companies selling at extremely high valuations. In spite of their volatility and the fact that they had little or no current earnings, these "new economy" stocks were immensely popular. Those shares with strong price momentum soared to very high price/earnings ratios. (A stock's price/earnings ratio, or P/E ratio, is a measure of a stock's price relative to its projected earnings.)

In March, this speculative bubble burst. "Old economy" stocks selling at much lower P/E ratios came back into favor, as investors reverted to the time-tested approach of analyzing a company's stock valuation relative to its fundamentals. When data emerged showing a slowdown in the U.S. economy, stocks offering solid prospects for steady earnings growth took the lead in the market through the end of the year.

Q. How did you position Nvest Capital Growth Fund within this backdrop?

From the very beginning of the year, we believed that the market's appetite for high-growth technology stocks would wane. As a result, we shifted our search for capital growth, focusing on attractively priced stocks of companies with good earnings momentum. Although we will always have some technology exposure in the portfolio for risk/return purposes, currently the Fund has a very small position relative to its benchmark. The average stock in Nvest Capital Growth Fund's portfolio was selling at approximately 35 times last year's earnings, versus more than 65 times earnings for the stocks in the Russell 1000 Growth Index, but with a comparable projected growth rate.

                           NVEST CAPITAL GROWTH FUND

               Top 10 Portfolio Holdings - 12/31/00

                                               % of
               Company                      Net Assets

               1. General Electric Co.          9.9
               2. Cisco Systems, Inc.           5.4
               3. Pfizer, Inc.                  5.4
               4. Microsoft Corp.               3.2
               5. Intel Corp.                   3.1
               6. Sun Microsystems, Inc.        2.9
               7. Alberto-Culver Co.            2.5
               8. Varian Medical Systems, Inc.  2.5
               9. EMC Corp.                     2.3
              10. Oracle Corp.                  2.3

In the course of the year, we trimmed the Fund's holdings in computer hardware and wireless communications, focusing on the high-quality, large-capitalization names that we felt would be less vulnerable or faster to recover when the tech bubble burst. The technology companies that remain in Nvest Capital Growth Fund's portfolio include Cisco Systems, Sun Microsystems and Microsoft. We also balanced the portfolio with attractively priced stocks of "old economy" businesses offering opportunities for steady earnings growth - companies like General Electric, PepsiCo and Alberto-Culver.

Q. What were the Fund's best and worst performers this year?

The Fund's healthcare stocks performed well because demand for their products and services tends to be relatively constant. Pharmaceutical companies, in particular, did well for the Fund, including Schering-Plough, Bristol-Myers Squibb and Cardinal Health. Adobe Systems, a software company that avoided the tech downdraft, was another strong performer.

                           NVEST CAPITAL GROWTH FUND

On the down side, any exposure the Fund had to technology was negative to some degree. Examples include Applied Materials, a semiconductor equipment firm; Texas Instruments, a semiconductor manufacturer; and electronics provider, Vishay Intertechnology. Although these stocks tend to be volatile, we believe they have strong upside potential going forward.

Q. What is your current outlook for 2001?

The momentum in the market appears to have changed. Investors seem to be putting a higher priority on value rather than focusing on growth at any price, and we believe this trend will endure. We don't expect the technology sector to snap back to the same levels it reached early in the year. Having said that, once the technology sell-off ends and valuations are at levels we find attractive, we may increase Nvest Capital Growth Fund's weighting in technology, bringing it closer to that of its benchmark.

We also expect interest rates to trend down, within an environment of slower economic growth. Two business days into the new year, the Federal Reserve cut interest rates, which surprised most observers by its size (0.5%, or 50 basis points) and timing (almost four weeks before the next scheduled meeting). Indications are that the Fed may ease rates further to avert a recession, but we don't expect a return to the high growth rate of the past several years. As a result, we plan to focus on sectors that we believe will benefit from these trends, including interest-rate sensitive businesses and consumer staples. Overall, however, we don't expect to make any major changes to the portfolio as we continue our focus on finding companies offering attractive growth rates selling at appealing valuations.

This portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Capital Growth Fund invests primarily in growth stocks, which are generally more sensitive to market movements because their stock prices are based on future expectations. From time to time it may also invest a portion of assets in small-cap companies, which are more volatile than the overall market. These risks affect the value of your investment. See the Fund's prospectus for details. Frequent portfolio turnover may increase your risk of greater tax liability, which could lower your return from this Fund.

Investments as of December 31, 2000

                             PORTFOLIO COMPOSITION

 Common Stock -- 98.9% of Total Net Assets

    Shares    Description                                              Value (a)
--------------------------------------------------------------------------------
              Airlines-- 0.5%
     30,600   Northwest Airlines Corp. (c)..........................  $  921,825
                                                                      ----------
              Banks-- 1.1%
     26,000   Citigroup, Inc........................................   1,327,625
     25,400   Silicon Valley Bancshares ............................     877,888
                                                                      ----------
                                                                       2,205,513
                                                                      ----------
              Computer Hardware-- 11.1%
      4,966   Avaya, Inc. (c).......................................      51,212
    286,500   Cisco Systems, Inc. (c)                                 10,958,625
     70,300   EMC Corp. (c).........................................   4,674,950
     25,100   Hewlett-Packard Co....................................     792,219
      8,000   SanDisk Corp. (c).....................................     222,000
    210,200   Sun Microsystems, Inc. (c)............................   5,859,325
                                                                      ----------
                                                                      22,558,331
                                                                      ----------
              Computer Software-- 3.9%
     48,400   International Business Machines Corp..................   4,114,000
     40,700   Jack Henry & Associates, Inc..........................   2,528,487
     32,800   Mentor Graphics Corp. (c).............................     899,950
      4,850   VERITAS Software Corp. (c)............................     424,375
                                                                      ----------
                                                                       7,966,812
                                                                      ----------
              Consumer Durables-- 1.1%
     78,000   Herman Miller, Inc....................................   2,242,500
                                                                      ----------
              Drugs-- 14.8%
     36,600   Albany Molecular Research, Inc. (c)...................   2,255,475
     38,200   Amgen, Inc. (c).......................................   2,442,413
     35,400   Bristol-Myers Squibb Co...............................   2,617,387
      5,700   Cardinal Health, Inc..................................     567,863
      8,000   Eli Lilly and Co......................................     744,500
     15,187   King Pharmaceuticals, Inc. (c)........................     784,978
     39,900   Medicis Pharmaceutical Corp. (c)......................   2,359,088
     43,900   Merck & Co............................................   4,110,137
    238,050   Pfizer, Inc...........................................  10,950,300
     54,600   Schering-Plough Corp..................................   3,098,550
                                                                      ----------
                                                                      29,930,691
                                                                      ----------
              Drugs & Health Care-- 4.5%
     53,000   Amerisource Health Corp. (c)..........................   2,676,500
     29,900   Andrx Corp. (c).......................................   1,730,462
     16,300   Barr Labs, Inc. (c)...................................   1,188,881
     72,400   IVAX Corp.............................................   2,772,920
     22,300   Techne Corp. (c)......................................     804,194
                                                                      ----------
                                                                       9,172,957
                                                                      ----------
              Electric Utilities-- 1.0%
     36,400   Dynegy, Inc...........................................   2,040,675
                                                                      ----------

 6
                 See accompanying notes to financial statements

    Shares    Description                                              Value (a)
--------------------------------------------------------------------------------

              Electrical Equipment-- 0.3%
     12,600   Corning, Inc..........................................  $  665,438
                                                                      ----------
              Electronics-- 6.3%
     18,200   ADC Telecommunications, Inc. (c)......................     329,875
     34,000   Amphenol Corp. (c)....................................   1,332,375
    229,600   AVX Corp..............................................   3,759,700
    104,500   KEMET Corp. (c).......................................   1,580,563
     96,800   Molex, Inc............................................   3,436,400
     19,000   Solectron Corp. (c)...................................     644,100
    119,100   Vishay Intertechnology, Inc. (c)......................   1,801,387
                                                                      ----------
                                                                      12,884,400
                                                                      ----------
              Financial Services-- 11.3%
     56,700   AmeriCredit Corp. (c).................................   1,545,075
     69,500   CompuCredit Corp. (c)(d)..............................   1,259,688
    419,900   General Electric Co...................................  20,128,956
                                                                      ----------
                                                                      22,933,719
                                                                      ----------
              Food & Beverages-- 3.0%
    109,200   Pepsi Bottling Group, Inc.............................   4,361,175
     36,100   PepsiCo, Inc..........................................   1,789,206
                                                                      ----------
                                                                       6,150,381
                                                                      ----------
              Health Care-Products-- 2.5%
     75,300   Varian Medical Systems, Inc...........................   5,115,694
                                                                      ----------
              Hotels & Restaurants-- 1.6%
     48,600   Marriott International, Inc...........................   2,053,350
     43,900   MGM Grand, Inc. (d)...................................   1,237,431
                                                                      ----------
                                                                       3,290,781
                                                                      ----------
              Household Products-- 2.9%
    120,100   Alberto-Culver Co.....................................   5,141,781
     12,000   Colgate-Palmolive Co..................................     774,600
                                                                      ----------
                                                                       5,916,381
                                                                      ----------
              Information Services-- 3.8%
     32,900   Automatic Data Processing, Inc........................   2,082,981
     26,900   DST Systems, Inc. (c).................................   1,802,300
     55,000   SunGard Data Systems, Inc. (c)........................   2,591,875
     63,800   TeleTech Holdings, Inc. (c)...........................   1,172,325
                                                                      ----------
                                                                       7,649,481
                                                                      ----------
              Internet-- 2.8%
     67,200   America Online, Inc. (c)..............................   2,338,560
     22,700   Commerce One, Inc. (c)................................     574,594
     43,700   InfoSpace.com, Inc. (c)...............................     386,472
      9,000   Juniper Networks, Inc. (c)............................   1,134,562
     14,100   Macromedia, Inc. (c)..................................     856,575
     10,400   Yahoo!, Inc. (c)......................................     312,650
                                                                      ----------
                                                                       5,603,413
                                                                      ----------

                See accompanying notes to financial statements.
                                                                               7

   Shares    Description                                              Value (a)
--------------------------------------------------------------------------------

              Medical Products & Supplies-- 1.7%
     84,700   Biomet, Inc...........................................  $3,361,531
                                                                      ----------
              Oil & Gas-Drilling Equipment-- 0.7%
     31,600   Noble Drilling (c)....................................   1,372,625
                                                                      ----------
              Oil & Gas-Exploration & Production-- 0.4%
     12,000   Murphy Oil Corp.......................................     725,250
                                                                      ----------
              Property & Casualty Insurance-- 1.5%
     40,300   Radian Group, Inc.....................................   3,025,019
                                                                      ----------
              Real Estate Investment Trusts-- 0.5%
     35,800   Health Care Property Investors, Inc...................   1,069,525
                                                                      ----------
              Restaurants-- 0.4%
     19,400   Brinker International, Inc. (c).......................     819,650
                                                                      ----------
              Retail-Department Store-- 2.7%
     28,400   Kohl's Corp. (c)......................................   1,732,400
     69,500   Wal-Mart Stores, Inc..................................   3,692,187
                                                                      ----------
                                                                       5,424,587
                                                                      ----------
              Retail-Grocery-- 0.2%
     16,200   The Kroger Co. (c)....................................     438,413
                                                                      ----------
              Retail-Specialty-- 2.8%
     56,800   Caremark Rx, Inc. (c).................................     770,350
     86,650   Home Depot, Inc.......................................   3,958,822
     32,100   Tiffany & Co..........................................   1,015,162
                                                                      ----------
                                                                       5,744,334
                                                                      ----------
              Securities & Asset Management-- 1.2%
     35,200   Lehman Brothers Holdings, Inc.........................   2,380,400
                                                                      ----------

              Semiconductors-- 8.0%
     26,700   Analog Devices, Inc. (c)..............................   1,366,706
     31,100   Applied Materials, Inc. (c)...........................   1,187,631
      8,800   Applied Micro Circuits Corp. (c)......................     660,413
      5,500   Broadcom Corp. (c)....................................     462,000
    104,000   Dallas Semiconductor Corp.............................   2,665,000
    206,000   Intel Corp............................................   6,192,875
     17,300   Linear Technology Corp................................     800,125
      9,700   Maxim Integrated Products, Inc. (c)...................     463,781
     24,810   Texas Instruments, Inc................................   1,175,374
     26,700   Xilinx, Inc. (c)......................................   1,231,537
                                                                      ----------
                                                                      16,205,442
                                                                      ----------
              Software-- 6.0%
     18,800   Adobe Systems, Inc....................................   1,093,925
    149,900   Microsoft Corp. (c)...................................   6,501,912
    160,600   Oracle Corp. (c)......................................   4,667,438
                                                                      ----------
                                                                      12,263,275
                                                                      ----------

                See accompanying notes to financial statements.

   Shares    Description                                              Value (a)
--------------------------------------------------------------------------------

              Telecommunications-- 0.3%
     25,500   BroadWing, Inc. (c)...................................  $  581,719
                                                                     -----------
              Total Common Stock (Identified Cost $203,693,582)..... 200,660,762
                                                                     -----------

Short Term Investment-- 1.4%

   Principal
    Amount
--------------------------------------------------------------------------------
$ 2,742,000   Repurchase Agreement with State Street Bank
              and Trust Co.dated 12/29/2000 at 5.25% to
              be repurchased at $2,743,600 on 1/02/2001,
              collateralized by $2,760,000 U.S. Treasury Bond,
              6.250%, due 10/31/2001 valued at $2,801,483...........   2,742,000
                                                                     -----------
              Total Short Term Investment (Identified
              Cost $2,742,000)......................................   2,742,000
                                                                     -----------
              Total Investments-- 100.3% (Identified
              Cost $206,435,582) (b)................................ 203,402,762
              Other assets less liabilities                            (607,058)
                                                                     -----------
              Total Net Assets-- 100%                               $202,795,704
                                                                     ===========

  (a)  See Note 1a. of Notes to Financial Statements.
  (b)  Federal Tax Information:
       At December 31, 2000 the net unrealized
       depreciation on investments based
       on cost of $206,634,617 for federal
       income tax purposes was as follows:

       Aggregate gross unrealized appreciation for
       all investments in which there is an excess of
       tax cost over value..........................................  28,563,085
       Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value.......................................(31,794,940)
                                                                     -----------
              Net unrealized depreciation                           $(3,231,855)
                                                                     ===========

       During the year ended December 31, 2000, the Fund distributed $25,674,156 (unaudited) from long-term capital gains.

 (c)   Non-income producing security.

 (d) All or a portion of this security was on loan to brokers at December 31, 2000.

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

ASSETS
   Investments at value (Identified cost $206,435,582)              203,402,762
   Cash............................................                      40,085
   Investments held as collateral for loaned securities               2,583,916
   Receivable for:
     Fund shares sold..............................                     152,583
     Dividends and interest........................                     106,876
     Securities lending income.....................                       5,583
                                                                   ------------
                                                                    206,291,805
LIABILITIES
   Payable for:
     Collateral on securities loaned, at value.....     $2,583,916
     Fund shares redeemed..........................        602,092
   Accrued expenses:
     Management fees...............................        133,612
     Transfer agent                                         66,535
     Deferred trustees' fees.......................         39,595
     Accounting and administrative                           6,463
Other..............................................         63,888
                                                      ------------
                                                                      3,496,101
                                                                   ------------
NET ASSETS..........................................               $202,795,704
                                                                   ============

   Net Assets consist of:
     Paid in capital................................               $208,567,322
     Undistributed (overdistributed) net
     investment income (loss).......................                    (31,167)
     Accumulated net realized gain (loss)...........                 (2,707,631)
     Unrealized appreciation (depreciation)
     on investments.................................                 (3,032,820)
                                                                   ------------
NET ASSETS..........................................               $202,795,704
                                                                   ------------

Computation of net asset value and offering price:
Net asset value and redemption price of Class
   A shares($143,424,802 O 9,534,994 shares of
   beneficial interest).............................                    $ 15.04
                                                                        =======
Offering price per share (100 O 94.25 of $15.04)....                    $ 15.96*
                                                                        =======
Net asset value and offering price of Class B shares
   ($56,883,947 O 4,221,720 shares of
   beneficial interest).............................                   $ 13.47**
                                                                         =======
Net asset value of Class C shares
   ($2,486,955 O 184,689 shares of
   beneficial interest).............................                   $ 13.47**
                                                                         =======
Offering price per share (100 O 99.00 of $13.47)....                    $ 13.61
                                                                         =======


* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.
10


                        STATEMENT OF ASSETS & OPERATIONS


Year Ended December 31, 2000

INVESTMENT INCOME
   Dividends.......................................                 $  1,248,741
   Interest........................................                      215,920
   Securities lending income.......................                       33,506
                                                                    ------------
                                                                       1,498,167


   Expenses
     Management fees...............................  $ 1,933,858
     Service fees - Class A........................      466,661
     Service and distribution fees - Class  B......      722,386
     Service and distribution fees - Class C.......       30,728
     Trustees' fees and expenses...................       17,457
     Accounting and administrative.................       93,578
     Custodian.....................................      115,632
     Transfer agent................................      697,983
     Audit and tax services........................       31,462
     Legal.........................................        5,925
     Printing......................................       54,012
     Registration..................................       44,582
     Miscellaneous.................................        8,300
                                                     ------------
   Total expenses before reductions................     4,222,564
   Less reductions.................................      (63,280)      4,159,284
                                                     ------------   ------------
   Net investment income (loss)....................                   (2,661,117)
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on investments - net........  36,617,435
   Unrealized appreciation (depreciation)
   on investments - net............................. (84,752,540)

                                                     ------------
   Net gain (loss) on investment transactions.......                 (48,135,105)
                                                                    ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              $ (50,796,222)
                                                                     ===========

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended December 31,
                                                       --------------------------
                                                           1999          2000
                                                       -----------   ------------
FROM OPERATIONS
   Net investment income (loss).....................   $(2,012,296)  $(2,661,117)
   Net realized gain (loss) on investments..........    35,883,311    36,617,435
   Unrealized appreciation (depreciation)
   on investments...................................    22,175,104   (84,752,540)
                                                       -----------   ------------
   Increase (decrease) in net assets
   from operations..................................    56,046,119   (50,796,222)
                                                       -----------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on investments
     Class A........................................   (21,565,434)  (28,038,980)
     Class B........................................    (8,617,664)  (12,056,741)
     Class C........................................      (360,787)     (515,976)
     Class Y........................................       (16,088)            0
   In excess of net realized gain on investments
     Class A........................................             0       (37,905)
     Class B........................................             0       (16,299)
     Class C........................................             0          (698)
                                                       -----------   ------------
                                                       (30,559,973)  (40,666,599)
                                                       -----------   ------------

INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS               18,457,562    15,399,125
                                                       -----------   ------------
Total increase (decrease) in net assets.............    43,943,708   (76,063,696)

NET ASSETS
   Beginning of the year............................   234,915,692   278,859,400
                                                       -----------   ------------
   End of the year..................................   $278,859,400  $202,795,704
                                                       ===========   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
   End of the year..................................   $   (27,258)  $   (31,167)
                                                       ===========   ============

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                Class A
                               -----------------------------------------

                                        Year Ended December 31,
                               -----------------------------------------
                                1996     1997    1998     1999     2000
                               -----   ------   ------   ------   ------
Net Asset Value,
Beginning of the Year........ $18.41  $ 19.27  $ 19.95   $20.67   $22.86
                               -----   ------   ------   ------   ------
Income From Investment
  Operations
Net Investment Income
 (Loss) (b)..................  (0.14)   (0.18)   (0.13)   (0.13)   (0.18)
Net Realized and Unrealized
 Gain (Loss) on Investments..   3.22     3.43     5.18     5.05    (4.14)
                               -----   ------   ------   ------   ------
Total From Investment
 Operations..................   3.08     3.25     5.05     4.92    (4.32)
                               -----   ------   ------   ------   ------
Less Distributions
Distributions From Net
 Realized Capital Gains......  (2.22)   (2.57)   (4.33)   (2.73)   (3.50)
Distributions In Excess
 of Realized
 Gain on Investments            0.00     0.00     0.00     0.00     0.00(d)
                               -----   ------   ------   ------   ------
Total Distributions..........  (2.22)   (2.57)   (4.33)   (2.73)   (3.50)
                               -----   ------   ------   ------   ------
Net Asset Value,
 End of the Year.............$ 19.27  $ 19.95  $ 20.67  $ 22.86  $ 15.04
                               =====   ======   ======   ======   ======
Total Return (%) (a).........  17.1     17.2     29.0     24.7    (19.5)
Ratio of Operating Expenses
 to Average
   Net Assets (%)............   1.50     1.45     1.46     1.39     1.40
Ratio of Operating Expenses
   to Average
   Net Assets After Expense
   Reductions (%)............   1.50     1.45     1.46     1.39     1.37(c)
Ratio of Net Investment
   Income (loss)
   to Average Net Assets (%).  (0.71)   (0.87)   (0.62)   (0.61)   (0.80)
Portfolio Turnover Rate (%)..     74       48      136      124     118
Net Assets, End of
   the Year (000)............ $141,326 $149,734 $175,511 $200,821 $ 143,425

The subadviser to the Fund prior to February 14, 1998 was Loomis, Sayles & Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund. (d) Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                Class B
                               -----------------------------------------

                                        Year Ended December 31,
                               -----------------------------------------
                                1996     1997    1998     1999     2000
                               -----   ------   ------   ------   ------
Net Asset Value,
  Beginning of the Year......$ 18.09  $ 18.74  $ 19.10   $19.37   $21.06
                               -----   ------   ------   ------   ------
Income From Investment
  Operations
Net Investment Income
  (Loss) (b).................  (0.28)   (0.32)   (0.27)   (0.27)   (0.32)
Net Realized and Unrealized
  Gain (Loss)
  on Investments.............   3.15     3.25     4.87     4.69    (3.77)
                               -----   ------   ------   ------   ------
Total From Investment
  Operations.................   2.87     2.93     4.60     4.42    (4.09)
                               -----   ------   ------   ------   ------
Less Distributions
Distributions From Net
  Realized Capital Gains.....  (2.22)   (2.57)   (4.33)   (2.73)   (3.50)
Distributions In Excess
  of Realized
  Gain on Investments           0.00     0.00     0.00     0.00     0.00(d)
                               -----   ------   ------   ------   ------
Total Distributions..........  (2.22)   (2.57)   (4.33)   (2.73)   (3.50)
                               -----   ------   ------   ------   ------
Net Asset Value,
  End of the Year ...........$ 18.74  $ 19.10  $ 19.37  $ 21.06   $13.47
                               =====   ======   ======   ======   ======
Total Return (%) (a).........  16.2     15.9     28.2     23.8    (20.1)
Ratio of Operating Expenses
   to Average
   Net Assets (%)............   2.25     2.20     2.21     2.14     2.15
Ratio of Operating Expenses
   to Average
   Net Assets After
  Expense Reductions (%).....   2.25     2.20     2.21     2.14     2.12(c)
Ratio of Net Investment
  Income (loss)
   to Average Net
   Assets (%)................  (1.46)   (1.62)   (1.37)   (1.36)   (1.55)
Portfolio Turnover Rate (%)..     74       48      136      124     118
Net Assets, End of
   the Year (000)............ $37,439  $45,546 $57,796  $74,774   $56,884

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles &
    Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.
(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions_ are used to reduce operating expenses of the Fund.
(d) Amount rounds to less than $0.01 per share.


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                Class C
                               -----------------------------------------

                                        Year Ended December 31,
                               -----------------------------------------
                                1996     1997    1998     1999     2000
                               -----   ------   ------   ------   ------
Net Asset Value, Beginning
  of the Year................$ 18.08  $ 18.74  $ 19.11  $19.37   $ 21.06
                               -----   ------   ------   ------   ------
Income From Investment
  Operations
Net Investment Income
  (Loss) (b).................  (0.28)   (0.34)   (0.27)  (0.27)    (0.32)
Net Realized and Unrealized
  Gain (Loss) on
  Investments ...............   3.16     3.28     4.86    4.69     (3.77)
                               -----   ------   ------   ------   ------
Total From Investment
  Operations.................   2.88     2.94     4.59    4.42     (4.09)
                               -----   ------   ------   ------   ------
Less Distributions
Distributions from Net
  Realized Capital Gains.....  (2.22)   (2.57)   (4.33)  (2.73)    (3.50)
Distributions In Excess
  of Realized
  Gain on Investments........   0.00     0.00     0.00    0.00      0.00(d)
                               -----   ------   ------   ------   ------
Total Distributions..........  (2.22)   (2.57)   (4.33)  (2.73)    (3.50)
                               -----   ------   ------   ------   ------
Net Asset Value,
  End of the Year............$ 18.74  $ 19.11  $ 19.37  $21.06    $13.47
                               =====   ======   ======   ======   ======
Total Return (%) (a).........  16.2     15.9     28.1    23.8     (20.1)
Ratio of Operating Expenses
  to Average
  Net Assets (%).............   2.25     2.20     2.21    2.14      2.15
Ratio of Operating Expenses
  to Average
  Net Assets After
  Expense Reductions (%).....   2.25     2.20     2.21    2.14      2.12(c)
Ratio of Net Investment
  Income (Loss)
  to Average Net Assets(%)...  (1.46)   (1.62)   (1.37)  (1.36)    (1.55)
Portfolio Turnover Rate (%)..     74       48      136     124       118
Net Assets, End of
  the Year (000).............$   504    $ 979   $1,609  $3,110    $2,487

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles & Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a) A sales charge and contingent deferred sales charge are not reflected in total return calculations.
(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated _ commissions are used to reduce operating expenses of the Fund.
(d) Amount rounds to less than $0.01
    per share.

                 See accompanying notes to financial statements.
                                                                              15

                         NOTES TO FINANCIAL STATEMENTS


For the Year Ended December 31, 2000.

1. Significant Accounting Policies. The Nvest Capital Growth Fund (the "Fund") is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 are not subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

For the Year Ended December 31, 2000

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to differing treatment of net operating loss and real estate investment trusts. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were $301,907,793 and $330,678,633 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million reduced by the payment to Westpeak Investment Advisers, L.P. ("Westpeak") the Fund's investment subadviser at the rate of 0.40% of the first $200 million of the Fund's average daily net assets, 0.35% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Westpeak are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees earned by Nvest Management and Westpeak under the management and subadvisery agreements in effect during the year ended December 31, 2000 are as follows:

                      Fees Earned
                      -----------
                      Nvest Management  $   916,955
                      Westpeak            1,016,903
                                          ---------
                                        $ 1,933,858
                                          =========

The effective management fee for the year ended December 31, 2000 was 0.74%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata

For the Year Ended December 31, 2000

portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $93,578 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. For the year ended December 31, 2000, the Fund paid NSC $510,739 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $466,661 in fees under the Class A Plan. Prior to September 13, 1993, to the extent that reimburseable expenses of Nvest Funds L.P. in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 2000 is $563,284.

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $180,597 and $7,682 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $541,789 and $23,046 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000 amounted to $370,222.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. All shares of Class Y were redeemed during the period. Transactions in capital shares were as follows:


                                                     Year Ended December 31,
                                         -------------------------------------------
                                                1999                    2000
                                         ---------------------   -------------------
 Class A                                  Shares      Amount      Shares     Amount
 ------                                  --------  -----------   --------  ---------
   Shares sold..........................5,621,317  $120,686,618  2,070,086  $47,256,732
   Shares issued in connection
     with the reinvestment of:
     Distributions from net
     realized gain......................  976,412    20,905,335  1,719,068   27,349,712
                                         --------   -----------  ----------  ----------
                                         6,597,729  141,591,953  3,789,154  74,606,444
   Shares repurchased...................(6,304,823)(135,708,449)(3,040,068)(68,575,974)
                                         --------   ------------  ---=------  ----------
   Net increase (decrease)..............  292,906   $5,883,504    749,086   $6,030,470
                                         --------   ------------  ---------- -----------

                                                     Year Ended December 31,
                                         -------------------------------------------
                                                1999                    2000
                                         ---------------------   -------------------
 Class B                                  Shares      Amount      Shares     Amount
 ------                                  --------  -----------   --------  ---------
   Shares sold..........................  727,026   $14,638,814   741,402  $15,265,298
   Shares issued in connection
     with the reinvestment of:
     Distributions from net
     realized gain......................  425,766     8,406,124   826,447   11,800,258
                                         --------  -----------   --------  ---------
                                        1,152,792   23,044,938  1,567,849  27,065,556
   Shares repurchased................... (586,477) (11,878,592)  (896,553)(18,087,383)
                                         --------  -----------   --------  ---------
     Net increase (decrease)............  566,315  $11,166,346    671,296  $8,978,173
                                         --------  -----------   --------  ---------


                                                     Year Ended December 31,
                                         -------------------------------------------
                                                1999                    2000
                                         ---------------------   -------------------
 Class C                                  Shares      Amount      Shares     Amount
 ------                                  --------  -----------   --------  ---------
   Shares sold..........................   93,837   $1,890,390     97,875  $ 2,003,918
   Shares issued in connection with
     the reinvestment of:
     Distributions from net
     realized gain......................   17,947      354,357     34,957      498,562
                                         --------  -----------   --------   ---------
                                          111,784    2,244,747    132,832    2,502,480
   Shares repurchased...................  (47,180)    (981,675)   (95,844)  (1,967,375)
                                         --------  -----------   --------  ---------
   Net increase (decrease)..............   64,604   $1,263,072     36,988  $   535,105
                                         --------  -----------   --------  ---------

                                          March 16, 1999(a)        January 1, 2000
                                               through                   to
                                          December 31, 1999          May 9, 2000
                                         ---------------------   ---------------------
 Class Y                                  Shares      Amount      Shares     Amount
 ------                                  --------  -----------   --------  -----------
     Shares sold........................    6,148   $  132,698      7,479  $   175,584
     Shares issued in connection
       with the reinvestment of:
     Distributions from net
     realized gain......................      751       16,089          0            0
                                         --------  -----------   --------  ---------
                                            6,899      148,787      7,479      175,584
     Shares repurchased.................     (180)      (4,147)   (14,198)    (320,207)
                                         --------  -----------   --------  ----------
     Net increase (decrease)............    6,719   $  144,640     (6,719) $  (144,623)
                                         --------  -----------   --------  -----------
     Increase (decrease) derived
     from capital shares transactions...  930,544   $18,457,562 1,450,651  $15,399,125
                                         ========  ===========   ========   ==========

5. Line of Credit. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2000.

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 2000, the Fund had securities on loan with a market value of $2,450,970 collateralized by United States Treasury Bonds with a market value of $2,583,916.

7. Expense Reductions. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2000, the Fund's expenses were reduced by $63,280 under these agreements.

                       REPORT ON INDEPENDENT ACCOUNTANTS

For the Year Ended December 31, 2000

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Capital Growth Fund (the "Fund"), a series of Nvest Funds Trust I, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION


Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
        5,847,477.530     96,956.162        263,183.781     6,207,617.473

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Westpeak Investment Advisors, L.P.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
        5,855,349.323     106,069.489       246,198.661     6,207,617.473

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for thefollowing proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.



                          Affirmative          Withheld             Total
                        -------------        ------------       -------------
Graham T. Allison, Jr.  231,271,092.896      7,321,155.651      238,592,248.547
Daniel M. Cain          231,282,396.662      7,309,851.885      238,592,248.547
Kenneth J. Cowan        231,302,361.351      7,289,887.196      238,592,248.547
Richard Darman          231,295,499.277      7,296,749.270      238,592,248.547
Sandra O. Moose         231,298,397.966      7,293,850.581      238,592,248.547
John A. Shane           231,356,664.464      7,235,584.083      238,592,248.547
Peter S. Voss           231,288,476.713      7,303,771.834      238,592,248.547
Pendleton P. White      231,230,527.401      7,361,721.146      238,592,248.547
John T. Hailer          231,453,185.052      7,139,063.495      238,592,248.547

                             REGULAR INVESTING PAYS


                                        Five Good Reasons to Invest Regularly

1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


                                                ThePower of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                                             Glossary for Mutual Fund Investors

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market.

Number of outstanding shares X current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                                  NVEST FUNDS

                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund


  * Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                               INVESTMENT MANAGERS


AEW Management and Advisors                    Loomis, Sayles & Company
       Back Bay Advisors                       Montgomery Asset Management
   Capital Growth Management                     RS Investment Management
Harris Associates/Oakmark Funds                Vaughan, Nelson, Scarborough
   Janus Capital Corporation                          & McCullough
        Jurika & Voyles                        Westpeak Investment Advisors
         Kobrick Funds


  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by theFund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.

  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                               --------------
Nvest Funds                                                       PRESORT
Where The Best Minds Meet(R)                                      STANDARD
                                                                U.S. POSTAGE
                                                                    PAID
---------------------                                           BROCKTON, MA
   P.O. Box 8551                                               PERMIT NO. 770
                                                               --------------
Boston, Massachusetts

     02266-8551
---------------------

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                              To the household of:

DROWNING IN PAPER?

Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
          Get your next Nvest
          Fund report online.

*not available for Corporate Retirement Plans and Simple IRAs

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Nvest Funds(SM)
Where The Best Minds Meet(R)

Nvest Bond
Income Fund





                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)





Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks -- those that appear undervalued relative to their earnings and assets -- revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                  /s/ John T. Hailer


*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

                             NVEST BOND INCOME FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Bond Income Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged, and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

       12/31/90         10000          9550
       12/31/91         11815         11283
       12/31/92         12717         12145
       12/31/93         14226         13586
       12/31/94         13632         13019
       12/31/95         16463         15722
       12/31/96         17223         16448
       12/31/97         19125         18265
       12/31/98         20656         19726
       12/31/99         20585         19659
       12/31/00         22107         21112


This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                             NVEST BOND INCOME FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
   Class A (Inception 11/7/73)                              1 Year                   5 Years                   10 Years

   Net Asset Value(1)                                        7.39%                    6.07%                      8.25%
   With Maximum Sales Charge(2)                              2.58                     5.10                       7.76

--------------------------------------------------------------------------------------------------------------------------

   Class B (Inception 9/13/93)                              1 Year                   5 Years               Since Inception

   Net Asset Value(1)                                        6.51%                    5.26%                      5.34%
   With CDSC(3)                                              1.51                     4.96                       5.34

--------------------------------------------------------------------------------------------------------------------------


   Class C (Inception 12/30/94)                             1 Year                   5 Years               Since Inception

   Net Asset Value(1)                                        6.50%                    5.28%                      7.32%
   With Maximum Sales Charge and CDSC(3)                     4.42                     5.08                       7.15

--------------------------------------------------------------------------------------------------------------------------

   Class Y (Inception 12/30/94)                             1 Year                   5 Years               Since Inception

   Net Asset Value(1)                                        7.60%                    6.30%                      8.57%

--------------------------------------------------------------------------------------------------------------------------

                                                                                          Since      Since       Since
                                                                                          Fund's     Fund's      Fund's
                                                                                         Class B    Class C     Class Y
   Comparative Performance                            1 Year    5 Years      10 Years     Incept.    Incept.     Incept.

   Lehman Bros. Aggregate Bond Index(4)               11.63%     6.46%         7.96%       6.45%      8.37%      8.37%
   Lehman Bros. Corporate Bond Index(5)                9.08      5.74          8.41        6.23       8.33       8.33
   Morningstar Int. Bond Average(6)                    9.45      5.43          7.62        5.51       7.38       7.38
   Lipper Int. Investment Grade Debt Avg.(7)           9.78      5.47          7.58        5.53       7.35       7.35
--------------------------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to a 1.00% sales charge. Class C share accounts established prior to December 1, 2000, are not subject to the additional 1.00% sales charge.

(4) Lehman Brothers Aggregate Bond Index is an unmanaged index of nearly all debt issued by the U.S. Treasury, U.S. government agencies and U.S. corporations rated investment-grade, and U.S. agency debt backed by mortgage pools. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(5) The Lehman Brothers Corporate Bond Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(6) Morningstar Intermediate Bond Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(7) Lipper Intermediate Investment Grade Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

                             NVEST BOND INCOME FUND

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTO]

Peter Palfrey
Richard Raczkowski
Back Bay Advisors, L.P.


For the 12 months ended December 31, 2000, the total return on Nvest Bond Income Fund's Class A shares was 7.39% based on net asset value, including $0.80 per share in dividends reinvested during the year. For the same period, the Lehman Brothers Aggregate Bond Index had a total return of 11.63%, while the Lehman Corporate Bond Index returned 9.08%. Lehman's Aggregate Bond Index includes a relatively high concentration in U.S. government and Treasury securities, which outperformed corporate bonds during 2000. The Fund invests in a combination of quality corporate and U.S. government bonds, in search of high current income consistent with reasonable risk.

Economic uncertainty and a volatile stock market triggered an overall flight to quality on the part of both bond and stock investors in 2000. The Fund's Treasuries and government agency bonds, which have the highest possible rating, provided the best performance results. Corporate bond holdings with ratings below the very top tier hurt the Fund's performance during the year, as did its Yankee securities. Holdings denominated in currencies outside the U.S. were disappointing early in the year, but they proved positive for the Fund as the year drew to a close and investors began to seek opportunities in overseas markets.

Q.   What factors influenced the bond market most in 2000?

The Federal Reserve Board's restrictive monetary policy, designed to rein in economic growth, was one of the most significant factors. The Fed's program of raising interest rates, which began in 1999, continued throughout the first half of 2000, for a total increase of 1.75% over 18 months. As one of the longest economic expansions in U.S. history matured, the effects of higher credit costs finally became evident. According to Commerce Department figures released in December, the economy grew at just 2.2% in the third quarter of 2000 -- the slowest pace in four years and down from 5.6% in the second quarter. Liquidity in both the equity and fixed-income markets plunged, prompting the Fed to hint that it might shift from a tightening to an easing bias in order to avoid a recession.

                             NVEST BOND INCOME FUND


[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                          Credit Quality Composition -- 12/31/00

                      AAA                     39.0%
                      AA                       2.3%
                      A                       22.9%
                      BBB                     20.0%
                      BB                      12.8%
                      B and Unrated            3.0%

Portfolio holdings and asset allocation will vary.


Another major factor last year was the Treasury's program of buying back $30 billion in long-term debt. Because the debt repurchases were concentraed in longer maturities, long-term Treasuries rose in value during the year, sending rates down. This led to an inverted yield curve at mid year, as short-term interest rates rose above long-term rates for a time, before reverting to a more normal pattern in the latter part of the year.

Q. How did you adjust Nvest Bond Income Fund's portfolio in light of these events?

As the year progressed, we positioned the Fund more defensively, in anticipation of ongoing tight monetary policy and slower growth in the U.S. Strategy changes included a greater emphasis on longer term Treasuries and, an increased allocation to agencies and mortgage-backed securities (pools of mortgages, issued or guaranteed by financial institutions). By year end, AAA-rated securities composed nearly 40% of the portfolio. We also shifted more assets into higher rated, less cyclical corporate and Yankee securities, bringing the average quality of the portfolio to a high A. We also trimmed our position in non-investment grade securities and Canadian-dollar denominated bonds.

We maintained the Fund's holdings denominated in euros and Australian dollars in anticipation of a weakening dollar. After disappointing performance earlier in the year, this position benefited the Fund in the closing quarter. Nvest Bond Income Fund's current industry emphasis is on cable and media companies, electric utilities, and select telecommunications companies. As the year ended, we were trimming the Fund's energy position because we expect demand to moderate as the global economy slows and the winter heating crunch lessens demand.

With the yield curve now back to a more normal pattern and the Fed shifting to a more neutral bias, we have started to increase Nvest Bond Income Fund's holdings in longer-term corporate bonds. We've also increased the Fund's exposure to 20- and 30-year Treasuries in recent weeks, since the federal budget for 2001 includes a program to buy back another $48 billion in Treasuries.

Q.   What is your current outlook for the bond market?

We expect quality and liquidity to remain important drivers in 2001, as they were last year. The spread (difference in yield) between Treasury and non-Treasury issues is currently at or near recession levels, leaving ample room for a rebound. Although the U.S. is now clearly in a period of slower growth, the Fed's rate cut, announced January 3, 2001, surprised observers by its size (0.5%) and timing (between scheduled meetings). The rate cut is likely to accelerate the significant rebound that we were already starting to see in bond prices.

Going forward, we expect the Fed to maintain a neutral policy, possibly easing rates further, until it becomes clear that its "pre-emptive strike against recession" has succeeded. This creates a supportive backdrop for bond investors generally, and for the management style of Nvest Bond Income Fund in particular.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Bond Income Fund invests primarily in quality corporate and U.S. government bonds. Treasuries and U.S. government securities are guaranteed; mutual funds that invest in these securities are not. The Fund may invest in lower rated corporate bonds, which offer higher yields in return for more risk, and in mortgage-backed securities that are subject to prepayment risk. The Fund is also permitted to invest a portion of assets in foreign and emerging market securities, which have special risks. These risks effect the value of your investment. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000


Bonds and Notes -- 97.0% of Total Net Assets

                                                                                  Ratings (c) (unaudited)
                                                                                  -----------------------
   Principal                                                                                 Standard
    Amount    Description                                                         Moody's    & Poor's    Value (a)
-------------------------------------------------------------------------------------------------------------------
              Aerospace -- 1.0%
$ 1,715,000   Lockheed Martin Corp., 8.200%, 12/01/2009.....................        Baa3       BBB-     $ 1,888,219
  1,045,000   Lockheed Martin Corp., 8.500%, 12/01/2029.....................        Baa3       BBB-       1,189,328
                                                                                                        -----------
                                                                                                          3,077,547
                                                                                                        -----------
              Asset Backed -- 0.8%
  2,460,000   Americredit Automobile 7.150%, 8/12/2004......................        Aaa        AAA        2,493,825
                                                                                                        -----------
              Auto & Related -- 1.7%
  3,630,000   Ford Motor Co., 7.450%, 7/16/2031.............................        A2          A         3,423,449
  1,500,000   Motor Corporation Ltd, 7.500%, 11/08/2010 (e).................        A3          A         1,574,538
                                                                                                        -----------
                                                                                                          4,997,987
                                                                                                        -----------
              Business Services -- 1.0%
  3,500,000   Equifax, Inc., 6.900%, 7/01/2028..............................       Baa1        A-         3,130,932
                                                                                                        -----------
              Cable & Media -- 5.9%
  1,990,000   British Sky Broadcasting Group, 8.200%, 7/15/2009.............       Ba1         BB+        1,885,652
  3,200,000   Continental Cablevision, Inc., 9.500%, 8/01/2013..............        A2          A         3,503,910
  2,000,000   CSC Holdings, Inc., 7.625%, 7/15/2018.........................       Ba1         BB+        1,827,102
  3,500,000   CSC Holdings, Inc., 7.875%, 2/15/2018.........................       Ba1         BB+        3,277,862
  1,050,000   Multicanal SA, 9.250%, 2/01/2002 (yankee).....................        B1         BB           910,875
  1,250,000   Multicanal SA, 10.500%, 4/15/2018 (yankee)....................        B1         BB           753,125
    955,000   Multicanal SA, 13.125%, 4/15/2009 (yankee)....................        B1         BB           756,838
  3,000,000   News America Holdings, Inc., 7.750%, 2/01/2024................       Baa3       BBB-        2,780,286
  2,245,000   News America Holdings, Inc., 8.250%, 8/10/2018................       Baa3       BBB-        2,205,091
                                                                                                        -----------
                                                                                                         17,900,741
                                                                                                        -----------
              Consumer Goods & Services -- 1.8%
  3,180,000   Owens Illinois, Inc., 7.800%, 5/15/2018.......................        B1         BB         1,478,700
  3,880,000   Unilever Capital Corp., 6.875%, 11/01/2005 (e)................        A1         A+         4,008,998
                                                                                                        -----------
                                                                                                          5,487,698
                                                                                                        -----------
              Electric Utilities -- 10.1%
  9,905,000   Arizona Public Service Corp., 8.000%, 12/30/2015..............       Baa3        BBB       10,200,030
  2,517,445   BVPS II Funding Corp., 8.890%, 6/01/2017......................       Baa2        BB-        2,778,038
  2,900,000   Empresa Nacional de Electric, 8.500%, 4/01/2009...............       Baa1        A-         2,925,604
  1,150,000   Endesa-Chile Overseas, 7.200%, 4/01/2006......................       Baa1        A-         1,116,938
    930,000   Florida Power and Light Co., 6.875%, 12/01/2005...............       Aa3         AA-          953,169
  3,050,000   Hydro Quebec, 8.050%, 7/07/2024...............................        A2         A+         3,473,413
    500,000   Keyspan Corp., 7.625%, 11/15/2010.............................        A3         A            532,194
  3,604,000   New Mexico Public Service Corp., 10.250%, 10/01/2012..........       Ba1        BBB-        3,901,042
  2,000,000   Ohio Edison Corp., 8.680%, 6/01/2017..........................       Baa2       BB-         2,178,592
  1,300,000   Sempra Energy,  6.950%, 12/01/2005............................        A2         A          1,273,043
  1,390,000   Southern California Edison Co., 7.200%, 11/03/2003............       Baa3       BBB-        1,193,079
                                                                                                         -----------
                                                                                                         30,525,142
                                                                                                         -----------
              Energy -- 3.5%
  1,745,000   AES Corp., 9.375%, 9/15/2010..................................       Ba1         BB         1,792,987



6               See accompanying notes to financial statements.

Investments as of December 31, 2000


Bonds and Notes -- continued

                                                                                  Ratings (c) (unaudited)
                                                                                  -----------------------
   Principal                                                                                 Standard
    Amount    Description                                                         Moody's    & Poor's    Value (a)
-------------------------------------------------------------------------------------------------------------------
              Energy -- continued
$ 2,390,000   El Paso Energy Corp., 6.950%, 12/15/2007......................       Baa2       BBB       $ 2,399,125
  2,500,000   Nisource Finance Corp., 7.875%, 11/15/2010....................       Baa2       BBB         2,630,835
    645,000   Pioneer Natural Resources Co., 9.625%, 4/01/2010..............       Ba2        BB+           689,639
  2,990,000   Southern Energy, 8.625%, 6/30/2012............................        --         --         2,995,442
                                                                                                        -----------
                                                                                                         10,508,028
                                                                                                        -----------
              Federal Agencies -- 27.1%
  6,630,000   Federal Home Loan Mortgage Corp. 5.000%, 1/15/2004............       Aaa        AAA         6,509,798
     11,798   Federal Home Loan Mortgage Corp. 9.000%, 5/01/2001............       Aaa        AAA            11,886
  6,500,000   Federal National Mortgage Association 5.250%, 1/15/2009.......       Aaa        AAA         6,206,460
 10,512,804   Federal National Mortgage Association 6.500%, with
              various maturities to 2014 (d)(e).............................       Aaa        AAA        10,606,310
 17,947,176   Federal National Mortgage Association 7.000%, with
              various maturities to 2030 (d)................................       Aaa        AAA        17,975,174
 17,429,862   Federal National Mortgage Association 7.500%, with
              various maturities to 2030 (d)................................       Aaa        AAA        17,725,373
  2,815,000   Government National Mortgage Association 6.000%,
              1/15/2029.....................................................       Aaa        AAA         2,731,423
  6,458,171   Government National Mortgage Association 6.500%, with
              various maturities to 2029 (d)................................       Aaa        AAA         6,385,516
  6,757,005   Government National Mortgage Association 7.000%, with
              various maturities to 2029 (d)................................       Aaa        AAA         6,789,948
  1,603,192   Government National Mortgage Association 7.500%,
              10/15/2025....................................................       Aaa        AAA         1,633,252
  3,246,666   Government National Mortgage Association 8.000%,
              11/15/2029....................................................       Aaa        AAA         3,331,891
  1,492,892   Government National Mortgage Association 8.500%, with
              various maturities to 2023 (d)................................       Aaa        AAA         1,552,138
    104,816   Government National Mortgage Association 9.000%, with
              various maturities to 2016 (d)................................       Aaa        AAA           110,580
    151,934   Government National Mortgage Association 11.500%, with
              various maturities to 2018 (d)................................       Aaa        AAA           170,308
                                                                                                        -----------
                                                                                                         81,740,057
                                                                                                        -----------
              Finance & Banking -- 5.1%
  4,075,000   American General Finance Corp., 8.450%, 10/15/2009............        A2        A+          4,490,463
  1,990,000   General Electric Capital Corp. Medium Term Note,
              6.800%, 11/01/2005............................................       Aaa        AAA          2,054,446
  4,500,000   Merita Bank, Ltd., 144A, 7.150%, 12/29/2049 (g)...............        A1        A-          4,496,733
  2,200,000   State Street Institutional Capital A,
              7.940%, 12/30/2026............................................       Aa3        A           2,108,636
  2,100,000   UBS Preferred Funding, 8.622%, 10/29/2049.....................       Aa2        AA-          2,208,396
                                                                                                        -----------
                                                                                                         15,358,674
                                                                                                        -----------
              Food & Beverages -- 1.5%
  4,600,000   Aramark Services, Inc., 7.000%, 7/15/2006.....................     Baa3        BBB-         4,442,639
                                                                                                        -----------


                 See accompanying notes to financial statements.               7

Investments as of December 31, 2000


Bonds and Notes -- continued

                                                                                  Ratings (c) (unaudited)
                                                                                  -----------------------
   Principal                                                                                 Standard
    Amount    Description                                                         Moody's    & Poor's    Value (a)
-------------------------------------------------------------------------------------------------------------------
              Food-Retailers/Wholesalers -- 1.6%
$ 4,205,000   Great Atlantic and Pacific Tea, Inc.,
              7.750%, 4/15/2007.............................................     Ba3         BB         $ 2,471,615
  2,320,000   Kroger Co., 7.800%, 8/15/2007.................................     Baa3        BBB-         2,441,004
                                                                                                        -----------
                                                                                                          4,912,619
                                                                                                        -----------
              Foreign Governments and Agencies -- 4.5%
  1,600,000   Panama Republic, 8.875%, 9/30/2027............................     Ba1         BB+          1,364,000
  2,970,000   Philippines Republic, 9.875%, 1/15/2019.......................     Ba1         BB+          2,390,850
  5,000,000   Province of British Columbia, 7.750%, 6/16/2003 (CAD).........     Aa2         AA-          3,505,832
  1,000,000   Republic of Colombia, 8.375%, 2/15/2027.......................     Ba2         BB             657,500
  1,900,000   Republic of Colombia, 9.750%, 4/23/2009.......................     Ba2        BBB+          1,733,750
  3,000,000   United Mexican States, 8.500%, 2/01/2006......................     Baa3        BB+          3,037,500
    660,000   United Mexican States, 9.875%, 2/01/2010 (e)..................     Baa3        BB+            709,830
                                                                                                        -----------
                                                                                                         13,399,262
                                                                                                        -----------
              Freight Services -- 1.3%
  4,300,000   Freeport Term Malta PLC, 144A, 7.250%, 5/15/2028..............      A3         A            4,014,308
                                                                                                        -----------
              Insurance -- 0.4%
  1,810,000   Conseco, Inc., 9.000%, 10/15/2006.............................      B1        BB-           1,267,000
                                                                                                        -----------
              Oil-Foreign -- 3.4%
    407,000   PDVSA Finance Ltd., 8.750%, 2/15/2004 (yankee)................     Baa1       --              411,196
  3,535,000   Pemex Finance, Ltd., 8.020%, 5/15/2007 (yankee)...............     Baa1      BBB+           3,611,586
  3,000,000   Pemex Finance, Ltd., 9.150%, 11/15/2018 (yankee)..............     Baa1      BBB+           3,165,795
  3,200,000   YPF SA, 7.750%, 8/27/2007.....................................      B1       BBB-           3,098,355
                                                                                                        -----------
                                                                                                         10,286,932
                                                                                                        -----------
              Paper & Forest Products -- 2.2%
  5,000,000   Abitibi-Consolidated, Inc., 6.950%, 4/01/2008.................    Baa3       BBB-           4,565,280
    900,000   Kappa Beheer BV, 10.625%, 7/15/2009...........................     B2         B               922,500
  1,100,000   Kappa Beheer BV, 10.625%, 7/15/2009 (EUR).....................     B2         B             1,055,624
                                                                                                        -----------
                                                                                                          6,543,404
                                                                                                        -----------
              Retail-Department Store -- 0.4%
  1,785,000   Penney J C, Inc., 9.750%, 6/15/2021...........................    Baa3       BBB-           1,102,089
                                                                                                        -----------
              Retail-Food & Drug -- 0.2%
  1,370,000   Rite Aid Corp., 7.125%, 1/15/2007.............................    Caa3        B-              380,175
    750,000   Rite Aid Corp., 7.700%, 2/15/2027.............................    Caa3        B-              199,687
                                                                                                        -----------
                                                                                                            579,862
                                                                                                        -----------
              Supranational -- 0.9%
  5,000,000   World Bank, 5.500%, 5/14/2003 (AUD) ..........................    Aaa        AAA            2,774,795
                                                                                                        -----------
              Telecommunications -- 15.5%
  2,750,000   British Telecommunications PLC, 8.125%, 12/15/2010............     A2         A             2,791,913
  1,885,000   Corning, Inc., 5.625%, 2/18/2005 (EUR)........................     A2        AAA            1,768,245
  2,540,000   Global Crossings Holdings, Ltd., 9.625%, 5/15/2008 (e)........    Ba2        BB             2,400,300
  1,650,000   GTE Corp., 7.900%, 2/01/2027..................................     A2        A+             1,633,333
    660,000   KPN NV, 8.000%, 10/01/2010....................................     A3        A-               618,397



8                See accompanying notes to financial statements.

Investments as of December 31, 2000


Bonds and Notes -- continued

                                                                                  Ratings (c) (unaudited)
                                                                                  -----------------------
   Principal                                                                                 Standard
    Amount    Description                                                         Moody's    & Poor's    Value (a)
-------------------------------------------------------------------------------------------------------------------
              Telecommunications -- continued
$ 3,055,000   KPNqwest BV, 7.125%, 6/01/2009 (EUR)..........................    Ba1        BB           $ 2,515,801
  3,175,000   KPNqwest BV, 8.125%, 6/01/2009................................    Ba1        BB             2,809,875
  3,200,000   LCI International, Inc., 7.250%, 6/15/2007....................    Baa1      BBB+            3,239,712
  2,000,000   McLeodUSA, Inc., 8.375%, 3/15/2008............................     B1        B+             1,790,000
    500,000   McLeodUSA, Inc., 9.500%, 11/01/2008...........................     B1        B+               457,500
    795,000   Metromedia Fiber Network, Inc., 10.000%, 12/15/2009 (e).......     B2        B+               663,825
    890,000   Motorola, Inc., 7.625%, 11/15/2010............................     A1        A+               916,633
  2,700,000   SK Telecom Company, Ltd., 7.750%, 4/29/2004...................    Ba1       BBB             2,695,035
  1,010,000   Sprint Capital Corp., 6.900%, 5/01/2019.......................    Baa1      BBB+              838,139
  9,342,000   Tele-Communications, Inc., 9.250%, 1/15/2023..................     A3        A              9,915,262
  3,110,000   Telefonica Europe BV, 7.750%, 9/15/2010.......................     A2        A+             3,153,643
  2,410,000   Verizon Global Funding Corp., 7.750%, 12/01/2030..............     A1        A+             2,459,427
  6,061,000   WorldCom, Inc., 8.875%, 1/15/2006.............................     A3        A-             6,179,571
                                                                                                        -----------
                                                                                                         46,846,611
                                                                                                        -----------
              U.S. Government -- 7.1%
  2,445,000   United States Treasury Bonds 7.625%, 2/15/2025 (e)(f).........    Aaa       AAA             3,099,429
  2,290,000   United States Treasury Bonds 8.125%, 8/15/2021 (e)............    Aaa       AAA             2,994,541
  6,340,000   United States Treasury Notes 5.750%, 8/15/2010 (e)(f).........    Aaa       AAA             6,646,602
  3,680,000   United States Treasury Notes 6.000%, 8/15/2009 (e)............    Aaa       AAA             3,882,989
  3,000,000   United States Treasury Notes 6.500%, 2/15/2010 (e)............    Aaa       AAA             3,284,295
  1,525,000   United States Treasury Notes 6.750%, 5/15/2005 (e)............    Aaa       AAA             1,623,694
                                                                                                        -----------
                                                                                                         21,531,550
                                                                                                        -----------
              Total Bonds and Notes (Identified Cost $297,947,810)                                      292,921,702
                                                                                                        -----------

Short Term Investment -- 1.0%
-------------------------------------------------------------------------------------------------------------------

  2,995,000   Household Finance Corp. 6.500%, 1/02/2001.....................                              2,994,459
                                                                                                       ------------
              Total Short Term Investment (Identified Cost $2,994,459)......                              2,994,459
                                                                                                       ------------
              Total Investments -- 98.0% (Identified Cost $300,942,269)(b)..                            295,916,161
              Other assets less liabilities.................................                              5,960,681
                                                                                                       ------------
              Total Net Assets -- 100%......................................                           $301,876,842
                                                                                                       ============

          (a) See Note 1a of Notes to Financial Statements.

          (b) Federal Tax Information:

              At December 31, 2000 the net unrealized depreciation on
              investments based on cost of $300,987,341 for federal
              income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments
              in which there is an excess of value over tax cost............                           $  6,096,275
              Aggregate gross unrealized depreciation for all investments
              in which there is an excess of tax cost over value............                            (11,167,455)
                                                                                                       ------------
              Net unrealized depreciation...................................                           $ (5,071,180)
                                                                                                       ============


                   See accompanying notes to financial statements.             9

              At December 31, 2000 the Fund had a capital loss carryover of approximately $10,681,396 of which $2,808,699 expires on December 31, 2007 and $7,872,697 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
          (c) The ratings shown are believed to be the most recent ratings available at December 31, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
          (d) The Fund's investments in Government National Mortgage Association and Federal National Mortgage Association securities, which have the same coupon rate, have been aggregated for the purpose of presentation in the portfolio composition.
          (e) All or a portion of this security was on loan to brokers at December 31, 2000.
          (f) A portion of these securities has been segregated as collateral for a FNMA TBA open at December 31, 2000.
          (g) Multi Coupon: coupon rate is as stated for an initial period and then increases to a higher coupon rate at a specified date.
          AUD Australian Dollars
          CAD Canadian Dollars.
          EUR Euro Currency 144A
              Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of these securities amounted to $8,511,041 or 2.8% of net assets.


                   Portfolio Allocation by Country (unaudited)
                   -------------------------------------------

           United States         80.7%    Malta                       1.3%
           Canada                 3.8     Luxembourg                  0.9
           Cayman Islands         2.3     South Korea                 0.9
           Netherlands            2.1     Philippines                 0.8
           Argentina              1.6     United Kingdom              0.6
           Finland                1.5     Mexico                      0.2
           Chile                  1.3


10              See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES

ASSETS
   Investments at value (Identified cost $300,942,269).............                       $ 295,916,161
   Cash............................................................                               5,585
   Investments held as collateral for loaned securities............                          30,735,573
   Receivable for:
     Fund shares sold..............................................                           1,935,233
     Securities sold...............................................                           3,211,406
     Accrued interest..............................................                           5,775,142
                                                                                          -------------
                                                                                            337,579,100
LIABILITIES
   Payable for:
     Collateral on securities loaned, at value.....................   $  30,735,573
     Securities purchased..........................................       2,726,510
     Fund shares redeemed. ........................................       1,733,774
     Dividends declared............................................         164,372
   Accrued expenses:
     Transfer agent................................................          57,537
     Management fees...............................................         105,465
     Deferred trustees' fees.......................................          94,753
     Accounting and administrative.................................           9,143
     Other.........................................................          75,131
                                                                      -------------
                                                                                             35,702,258
                                                                                          -------------
NET ASSETS.........................................................                       $ 301,876,842
                                                                                          =============
   Net Assets consist of:
     Paid in capital...............................................                       $ 318,215,848
     Undistributed (overdistributed) net investment income ........                            (358,985)
     Accumulated net realized gains (losses).......................                         (10,960,888)
     Unrealized appreciation (depreciation)
      on investments and foreign currency transactions, net........                          (5,019,133)
                                                                                          -------------
NET ASSETS ........................................................                       $ 301,876,842
                                                                                          =============
   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares
     ($174,969,248 / 15,194,301 shares of beneficial interest).....                       $       11.52
                                                                                          =============
   Offering price per share (100 / 95.50 of $11.52)................                       $       12.06*
                                                                                          =============
   Net asset value and offering price of Class B shares
     ($100,353,101 / 8,717,893 shares of beneficial interest)......                       $       11.51**
                                                                                          =============
   Net asset value of Class C shares
     ($12,541,492 / 1,088,382 shares of beneficial interest).......                       $       11.52**
                                                                                          =============
   Offering price per share (100 / 99.00 of $11.52)................                       $       11.64
                                                                                          =============
   Net asset value, offering and redemption price of Class Y shares
     ($14,013,001 / 1,213,843 shares of beneficial interest) ......                       $       11.54
                                                                                          =============


 * Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.              11

                            STATEMENT OF OPERATIONS

Year Ended December 31, 2000

INVESTMENT INCOME
   Interest ..................................................                         $23,931,404
   Securities lending income .................................                              57,839
                                                                                       -----------
                                                                                        23,989,243

   Expenses
     Management fees .........................................       $ 1,240,185
     Service fees - Class A ..................................           453,608
     Service and distribution fees - Class  B ................           916,336
     Service and distribution fees - Class C .................           135,121
     Trustees' fees and expenses .............................            19,206
     Accounting and administrative ...........................           107,368
     Custodian ...............................................           145,355
     Transfer agent - Class A, Class B, Class C ..............           622,057
     Transfer agent - Class Y ................................            10,794
     Audit and tax services ..................................            37,301
     Legal ...................................................             4,077
     Printing ................................................            71,277
     Registration ............................................            65,521
     Miscellaneous ...........................................             3,976
                                                                     -----------
   Total expenses ............................................                           3,832,182
                                                                                       -----------
   Net investment income .....................................                          20,157,061
                                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS Realized gain (loss) on:
     Investments - net .......................................        (8,129,543)
     Foreign currency transactions - net .....................             2,339
                                                                    ------------
     Total realized gain (loss) on investments and foreign
       currency transactions..................................        (8,127,204)
                                                                    ------------
   Unrealized appreciation (depreciation) on:
     Investments - net .......................................         8,037,101
     Foreign currency transactions - net .....................             5,600
                                                                    ------------
     Total unrealized appreciation (depreciation) on
      investments and foreign currency transactions ..........         8,042,701
                                                                    ------------
   Net gain (loss) on investment transactions ................           (84,503)
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........                         $ 20,072,558
                                                                                       ============



12               See accompanying notes to financial statements.


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year Ended December 31,
                                                                                ------------------------------
                                                                                    1999               2000
                                                                               --------------   --------------

FROM OPERATIONS
   Net investment income ...................................................   $  21,851,209    $  20,157,061
   Net realized gain (loss) on investments and foreign currency transactions      (2,780,855)      (8,127,204)
   Net unrealized appreciation (depreciation) on investments
     and foreign currency transactions .....................................     (20,965,075)       8,042,701
                                                                               -------------    -------------
   Increase (decrease) in net assets from operations .......................      (1,894,721)      20,072,558
                                                                               -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ...............................................................     (14,939,750)     (12,765,917)
     Class B ...............................................................      (4,785,260)      (5,797,554)
     Class C ...............................................................        (741,180)        (851,085)
     Class Y ...............................................................        (747,853)        (797,445)
   Net realized gain on investments
     Class A ...............................................................        (187,042)               0
     Class B ...............................................................         (72,950)               0
     Class C ...............................................................         (11,768)               0
     Class Y ...............................................................          (8,834)               0
   In excess of net realized gain
     Class A ...............................................................         (42,382)               0
     Class B ...............................................................         (16,530)               0
     Class C ...............................................................          (2,666)               0
     Class Y ...............................................................          (2,002)               0
                                                                               -------------    -------------
                                                                                 (21,558,217)     (20,212,001)
                                                                               -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .................................      47,329,080      (26,157,588)
                                                                               -------------    -------------
Total increase (decrease) in net assets ....................................      23,876,142      (26,297,031)

NET ASSETS
   Beginning of the year ...................................................     304,297,731      328,173,873
                                                                               -------------    -------------
   End of the year .........................................................   $ 328,173,873    $ 301,876,842
                                                                               =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the year .........................................................   $     103,946    $    (358,985)
                                                                               =============    =============



               See accompanying notes to financial statements.                13

For a share outstanding throughout each period.


                                                                                     Class A
                                                 ------------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     1996            1997            1998            1999               2000
                                                 -----------     -----------     -----------     -----------        -----------

Net Asset Value, Beginning of the Year ......    $     12.36     $     12.05     $     12.39     $      12.3        $     11.51
                                                 -----------     -----------     -----------     -----------        -----------
Income From Investment Operations
Net Investment Income .......................           0.84            0.83            0.81            0.81               0.78
Net Realized and Unrealized Gain
   (Loss) on Investments ....................          (0.31)           0.45            0.15           (0.86)              0.03
                                                 -----------     -----------     -----------     -----------        -----------
Total From Investment Operations ............           0.53            1.28            0.96           (0.05)              0.81
                                                 -----------     -----------     -----------     -----------        -----------
Less Distributions
Dividends From Net Investment Income ........          (0.84)          (0.81)          (0.78)          (0.79)             (0.80)
Distributions in Excess of Net
   Investment Income ........................           0.00           (0.01)          (0.03)           0.00               0.00
Distributions From Net Realized
   Capital Gains ............................           0.00           (0.12)          (0.17)          (0.01)              0.00
Distributions in Excess of Net Realized Gains           0.00            0.00           (0.01)           0.00(b)            0.00
                                                 -----------     -----------     -----------     -----------        -----------
Total Distributions .........................          (0.84)          (0.94)          (0.99)          (0.80)             (0.80)
                                                 -----------     -----------     -----------     -----------        -----------
Net Asset Value, End of the Year ............    $     12.05     $     12.39     $     12.36     $     11.51        $     11.52
                                                 ===========     ===========     ===========     ===========        ===========
Total Return (%) (a) ........................            4.6            11.0             8.0            (0.3)               7.4
Ratio of Operating Expenses to
   Average Net Assets (%) ...................           1.05            1.05            1.01            0.97               1.04
Ratio of Net Investment Income to
   Average Net Assets (%) ...................           7.00            6.73            6.44            6.87               7.03
Portfolio Turnover Rate (%) .................            104              54              65              63                 83
Net Assets, End of the Year (000) ...........    $   189,685     $   193,513     $   221,799     $   213,769        $   174,969

(a)  A sales charge is not reflected in total return calculations.
(b)  Amount is less that $0.01.


14             See accompanying notes to financial statements.


For a share outstanding throughout each period.


                                                                                     Class B
                                                  --------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                                  --------------------------------------------------------------------------
                                                     1996            1997           1998           1999              2000
                                                  -----------    -----------    -----------    -----------       -----------

Net Asset Value, Beginning of the Year .......    $     12.36    $     12.04    $     12.39    $     12.36       $     11.51
                                                  -----------    -----------    -----------    -----------       -----------
Income From Investment Operations
Net Investment Income ........................           0.75           0.74           0.71           0.72              0.70
Net Realized and Unrealized Gain
   (Loss) on Investments .....................          (0.32)          0.46           0.15          (0.86)             0.02
                                                  -----------    -----------    -----------    -----------       -----------
Total From Investment Operations .............           0.43           1.20           0.86          (0.14)             0.72
                                                  -----------    -----------    -----------    -----------       -----------
Less Distributions
Dividends From Net Investment Income .........          (0.75)         (0.72)         (0.69)         (0.70)            (0.72)
Distributions in Excess of Net
   Investment Income .........................           0.00          (0.01)         (0.02)          0.00              0.00
Distributions From Net Realized Capital Gains            0.00          (0.12)         (0.17)         (0.01)             0.00
Distributions in Excess of Net Realized Gains            0.00           0.00          (0.01)          0.00(b)           0.00
                                                  -----------    -----------    -----------    -----------       -----------
Total Distributions ..........................          (0.75)         (0.85)         (0.89)         (0.71)            (0.72)
                                                  -----------    -----------    -----------    -----------       -----------
Net Asset Value, End of the Year .............    $     12.04    $     12.39    $     12.36    $     11.51       $     11.51
                                                  ===========    ===========    ===========    ===========       ===========
Total Return (%) (a) .........................            3.7           10.3            7.2           (1.1)              6.5
Ratio of Operating Expenses to
   Average Net Assets (%) ....................           1.80           1.80           1.76           1.72              1.79
Ratio of Net Investment Income to
   Average Net Assets (%) ....................           6.25           5.98           5.69           6.12              6.28
Portfolio Turnover Rate (%) ..................            104             54             65             63                83
Net Assets, End of the Year (000) ............    $    31,191    $    37,559    $    64,240    $    89,213       $   100,353

(a) A contingent deferred sales charge is not reflected in total return calculations.
(b)  Amount is less than $0.01.


              See accompanying notes to financial statements.                 15


For a share outstanding throughout each period.


                                                                                     Class C
                                                 -------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                                 -------------------------------------------------------------------------
                                                       1996           1997         1998          1999              2000
                                                    ----------    ----------    ----------    ----------        ----------
Net Asset Value, Beginning of the Year .........    $    12.36    $    12.06    $    12.40    $    12.37        $    11.52
                                                    ----------    ----------    ----------    ----------        ----------
Income From Investment Operations
Net Investment Income ..........................          0.75          0.74          0.71          0.72              0.70
Net Realized and Unrealized Gain (Loss) on
   Investments .................................         (0.30)         0.45          0.15         (0.86)             0.02
                                                    ----------    ----------    ----------    ----------        ----------
Total From Investment Operations ...............          0.45          1.19          0.86         (0.14)             0.72
                                                    ----------    ----------    ----------    ----------        ----------
Less Distributions
Dividends From Net Investment Income ...........         (0.75)        (0.72)        (0.69)        (0.70)            (0.72)
Distributions in Excess of Net Investment Income          0.00         (0.01)        (0.02)         0.00              0.00
Distributions from Net Realized Capital Gains ..          0.00         (0.12)        (0.17)        (0.01)             0.00
Distributions in Excess of Net Realized Gains ..          0.00          0.00         (0.01)         0.00(b)           0.00
                                                    ----------    ----------    ----------    ----------        ----------
Total Distributions ............................         (0.75)        (0.85)        (0.89)        (0.71)            (0.72)
                                                    ----------    ----------    ----------    ----------        ----------
Net Asset Value, End of the Year ...............    $    12.06    $    12.40    $    12.37    $    11.52        $    11.52
                                                    ==========    ==========    ==========    ==========        ==========
Total Return (%) (a) ...........................           3.9          10.2           7.2          (1.1)              6.5
Ratio of Operating Expenses
   to Average Net Assets (%) ...................          1.80          1.80          1.76          1.72              1.79
Ratio of Net Investment Income
   to Average Net Assets (%) ...................          6.25          5.98          5.69          6.12              6.28
Portfolio Turnover Rate (%) ....................           104            54            65            63                83
Net Assets, End of the Year (000) ..............    $    2,391    $    5,276    $    8,969    $   14,872        $   12,541

(a) A sales charge and a contingent deferred sales charge are not reflected in total return calculations.
(b)  Amount is less than $0.01.


16             See accompanying notes to financial statements.


For a share outstanding throughout each period.


                                                                                      Class Y
                                                    ----------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                    ----------------------------------------------------------------------
                                                     1996            1997          1998          1999               2000
                                                    ----------    ----------    ----------    ----------        ----------

Net Asset Value, Beginning of the Year .........    $    12.40    $    12.06    $    12.41    $    12.38        $    11.54
                                                    ----------    ----------    ----------    ----------        ----------
Income From Investment Operations
Net Investment Income ..........................          0.87          0.86          0.84          0.85              0.83
Net Realized and Unrealized Gain (Loss) on
   Investments .................................         (0.34)         0.46          0.15         (0.86)             0.01
                                                    ----------    ----------    ----------    ----------        ----------
Total From Investment Operations ...............          0.53          1.32          0.99         (0.01)             0.84
                                                    ----------    ----------    ----------    ----------        ----------
Less Distributions
Dividends From Net Investment Income ...........         (0.87)        (0.84)        (0.81)        (0.82)            (0.84)
Distributions in Excess of Net Investment Income          0.00         (0.01)        (0.03)         0.00              0.00
Distributions from Net Realized Capital Gain ...          0.00         (0.12)        (0.17)        (0.01)             0.00
Distributions in Excess of Net Realized Gains ..          0.00          0.00         (0.01)         0.00(a)           0.00
                                                    ----------    ----------    ----------    ----------        ----------
Total Distributions ............................         (0.87)        (0.97)        (1.02)        (0.83)            (0.84)
                                                    ----------    ----------    ----------    ----------        ----------
Net Asset Value, End of the Year ...............    $    12.06    $    12.41    $    12.38    $    11.54        $    11.54
                                                    ==========    ==========    ==========    ==========        ==========
Total Return (%) ...............................           4.6          11.4           8.2          (0.0)(b)           7.6
Ratio of Operating Expenses
   to Average Net Assets (%) ...................          0.80          0.80          0.76          0.72              0.67
Ratio of Net Investment Income
   to Average Net Assets (%) ...................          7.25          6.98          6.69          7.12              7.40
Portfolio Turnover Rate (%) ....................           104            54            65            63                83
Net Assets, End of the Year (000) ..............    $    1,844    $    4,153    $    9,289    $   10,320        $   14,013

(a)  Amount is less than $0.01.
(b)  Amount is less than one tenth of one percent.



                 See accompanying notes to financial statements.              17

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000

1. Significant Accounting Policies. The Nvest Bond Income Fund (the "Fund") is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. The Fund invests primarily in corporate and U.S. Government bonds. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and are subject to a contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 are not subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent expenses applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser under the supervision of the Fund's Trustees.

For the Year Ended December 31, 2000

b. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, resulting from changes in the exchange rate.

c. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

d. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

e. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for mortgage backed securities and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

For the Year Ended December 31, 2000

f. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were as follows:

              Purchases                                 Sales
    ------------------------------         ------------------------------
    U.S. Government        Other           U.S. Government        Other
    --------------   -------------         ---------------  -------------
    $ 139,431,659    $ 105,006,386         $ 90,585,484     $ 184,177,537

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management L.P. ("Nvest Management") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million reduced by the payment to the Fund's investment subadviser Back Bay Advisors, L.P. ("Back Bay"), at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during the year ended December 31, 2000 are as follows:

                               Fees Earned
                               -----------
                               Nvest Management   $   620,092
                               Back Bay               620,093
                                                  -----------
                                                  $ 1,240,185
                                                  ===========

The effective management fee for the year ended December 31, 2000 was 0.42%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $107,368 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administration expense for the year ended December 31, 2000 was 0.035%.

For the Year Ended December 31, 2000

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the year ended December 31, 2000, the Fund paid NSC $457,948 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement for Class A, Class B and Class C.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $453,608 in service fees under the Class A Plan. Prior to September 13, 1993, to the extent that Nvest Funds L.P. reimbursable expenses in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursment in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 2000 is $1,919,349.

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $229,084 and $33,780 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $687,252 and $101,341 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000 amounted to $763,414.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other

For the Year Ended December 31, 2000

Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                                Year Ended December 31,
                                                           ----------------------------------------------------------------
                                                                        1999                              2000
                                                           ------------------------------    ------------------------------
Class A                                                       Shares          Amount            Shares           Amount
------                                                     -------------    -------------    -------------    -------------
   Shares sold .........................................       7,081,566    $  84,892,202            5,539    $  62,399,490
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income ..............       1,008,210       11,946,031          926,682       10,556,925
     Distributions from net realized gain ..............          16,733          193,774                0                0
                                                           -------------    -------------    -------------    -------------
                                                               8,106,509       97,032,007        6,466,045       72,956,415
   Shares repurchased ..................................      (7,480,202)     (88,965,876)      (9,837,004)    (112,051,525)
                                                           -------------    -------------    -------------    -------------
   Net increase (decrease) .............................         626,307    $   8,066,131       (3,370,959)   $ (39,095,110)
                                                           -------------    -------------    -------------    -------------


                                                                                Year Ended December 31,
                                                            ---------------------------------------------------------------
                                                                        1999                              2000
                                                            -----------------------------     -----------------------------
Class B                                                       Shares            Amount           Shares           Amount
-------                                                     ------------     ------------     ------------     ------------
   Shares sold .........................................       3,874,628     $ 46,282,836        2,643,742     $ 30,750,636
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income ..............         304,344        3,596,122          385,949        4,394,805
     Distributions from net realized gain ..............           6,223           72,058                0                0
                                                            ------------     ------------     ------------     ------------
                                                               4,185,195       49,951,016        3,029,691       35,145,441
   Shares repurchased ..................................      (1,631,207)     (19,265,518)      (2,062,798)     (23,510,872)
                                                            ------------     ------------     ------------     ------------
   Net increase (decrease) .............................       2,553,988     $ 30,685,498          966,893     $ 11,634,569
                                                            ------------     ------------     ------------     ------------


22


                                                                                 Year Ended December 31,
                                                            ---------------------------------------------------------------
                                                                        1999                              2000
                                                            -----------------------------     -----------------------------
Class C                                                       Shares          Amount            Shares           Amount
-------                                                     ------------     ------------     ------------     ------------
   Shares sold .........................................         863,321     $ 10,317,158          290,185     $  3,311,389
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income ..............          44,159          522,256           49,574          564,991
     Distributions from net realized gain ..............             912           10,568                0                0
                                                            ------------     ------------     ------------     ------------
                                                                 908,392       10,849,982          339,759        3,876,380
   Shares repurchased ..................................        (342,543)      (4,058,281)        (542,083)      (6,187,351)
                                                            ------------     ------------     ------------     ------------
   Net increase (decrease) .............................         565,849     $  6,791,701         (202,324)    $ (2,310,971)
                                                            ------------     ------------     ------------     ------------


                                                                                 Year Ended December 31,
                                                            ---------------------------------------------------------------
                                                                        1999                              2000
                                                            -----------------------------     -----------------------------
Class Y                                                       Shares          Amount            Shares           Amount
-------                                                     ------------     ------------     ------------     ------------
   Shares sold .........................................         411,333     $  5,002,343          556,735     $  6,338,929
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income ..............          52,565          624,421           51,551          588,651
     Distributions from net realized gain ..............             882           10,266                0                0
                                                            ------------     ------------     ------------     ------------
                                                                 464,780        5,637,030          608,286        6,927,580
   Shares repurchased ..................................        (320,208)      (3,851,280)        (289,046)
                                                            ------------     ------------     ------------     ------------
   Net increase (decrease) .............................         144,572     $  1,785,750          319,240     $  3,613,924
                                                            ------------     ------------     ------------     ------------
   Increase (decrease) derived from
     capital shares transactions .......................       3,890,716     $ 47,329,080       (2,287,150)    $(26,157,588)
                                                            ============     ============     ============     ============


5. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 2000, the Fund had loaned securities having a market value of $30,092,502 and collateralized by cash in the amount of $30,735,573 which was invested in a short-term investment.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Nvest Funds Trust I
and the Shareholders of the Nvest Bond Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Bond Income Fund (the "Fund"), a series of Nvest Funds Trust I, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION

Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

          Voted For      Voted Against    Abstained Votes     Total Votes
       --------------    -------------    ---------------   --------------
       15,506,655.710     242,759.269      397,300.293      16,146,715.272

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Back Bay Advisors, L.P.

          Voted For      Voted Against    Abstained Votes     Total Votes
       --------------    -------------    ---------------   --------------
       15,510,913.576     265,243.530       370,558.166     16,146,715.272

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                           Affirmative          Withheld             Total
                         ---------------      -------------      ---------------
Graham T. Allison, Jr    231,271,092.896      7,321,155.651      238,592,248.547
Daniel M. Cain           231,282,396.662      7,309,851.885      238,592,248.547
Kenneth J. Cowan         231,302,361.351      7,289,887.196      238,592,248.547
Richard Darman           231,295,499.277      7,296,749.270      238,592,248.547
Sandra O. Moose          231,298,397.966      7,293,850.581      238,592,248.547
John A. Shane            231,356,664.464      7,235,584.083      238,592,248.547
Peter S. Voss            231,288,476.713      7,303,771.834      238,592,248.547
Pendleton P. White       231,230,527.401      7,361,721.146      238,592,248.547
John T. Hailer           231,453,185.052      7,139,063.495      238,592,248.547

                             REGULAR INVESTING PAYS

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]





Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                             SAVING FOR RETIREMENT

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow. The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]





Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market: Number of outstanding shares x current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                                   NVEST FUNDS

                                   Nvest AEW
                                Real Estate Fund

                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.


  AEW Management and Advisors                    Loomis, Sayles & Company
       Back Bay Advisors                       Montgomery Asset Management
   Capital Growth Management                     RS Investment Management
Harris Associates/Oakmark Funds                Vaughan, Nelson, Scarborough
   Janus Capital Corporation                          & McCullough
        Jurika & Voyles                        Westpeak Investment Advisors
         Kobrick Funds

  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by theFund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                               --------------
Nvest Funds(SM)                                                   PRESORT
Where The Best Minds Meet(R)                                      STANDARD
                                                                U.S. POSTAGE
                                                                    PAID
---------------------                                           BROCKTON, MA
   P.O. Box 8551                                               PERMIT NO. 770
                                                               --------------
Boston, Massachusetts

     02266-8551
---------------------

 www.nvestfunds.com

                              To the household of:

DROWNING IN PAPER?

Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
          Get your next Nvest
          Fund report online.

*not available for Corporate Retirement Plans and Simple IRAs

                B156-1200

[RECYCLING LOGO] Printed On Recycled Paper

Nvest Fund(SM)
Where The Best Minds Meet(R)

Nvest
Balanced Fund



                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)



Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks -- those that appear undervalued relative to their earnings and assets -- revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                /s/ John T. Hailer


*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

                              NVEST BALANCED FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Balanced Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Nvest Balanced Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Nvest Balanced Fund's benchmark is a blend consisting of 65% S&P 500 Index/35% Lehman Govt./Corp. Index.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]



This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                              NVEST BALANCED FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
   Class A (Inception 11/27/68)           1 Year            5 Years            10 Years

   Net Asset Value(1)                      -6.41%              6.05%              10.73%
   With Maximum Sales Charge(2)           -11.77               4.80               10.08

-----------------------------------------------------------------------------------------------------------------
   Class B (Inception 9/13/93)            1 Year            5 Years          Since Inception

   Net Asset Value(1)                      -7.17%              5.24%               6.79%
   With CDSC(3)                           -11.78               4.97                6.79

-----------------------------------------------------------------------------------------------------------------
   Class C (Inception 12/30/94)           1 Year            5 Years          Since Inception

   Net Asset Value(1)                      -7.20%              5.22%               8.31%
   With Maximum Sales Charge and CDSC(3)   -9.07               5.01                8.14

-----------------------------------------------------------------------------------------------------------------
   Class Y (Inception 3/8/94)             1 Year            5 Years          Since Inception

   Net Asset Value(1)                      -5.97%              6.52%               8.01%
-----------------------------------------------------------------------------------------------------------------

                                                                                   Since      Since       Since
                                                                                  Fund's     Fund's      Fund's
                                                                                 Class B    Class C     Class Y
   Comparative Performance                      1 Year     5 Years   10 Years    Incept.    Incept.     Incept.

   S&P 500/Lehman Bros. Gov't./Corp. Blend(4)    -1.77%      14.10%     14.15%     13.85%     16.78%      15.33%
   Morningstar Domestic Hybrid Average(5)         2.06       10.90      11.82      10.45      12.95       11.52
   Lipper Balanced Average(6)                     1.51       11.39      12.21      11.22      13.80       12.39
-----------------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to the 1.00% sales charge. Class C share accounts established prior to December 1, 2000, are not subject to the additional 1.00% sales charge.

(4) S&P 500/Lehman Brothers Gov't./Corp. Blend is an unmanaged index made up of 65% S&P 500 and 35% of the Lehman Brothers Government/Corporate Bond Index. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93. Class Y since-inception return is calculated from 3/31/94.

(5) Morningstar Domestic Hybrid Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93. Class Y since-inception return is calculated from 3/31/94.

(6) Lipper Balanced Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93. Class Y since-inception return is calculated from 3/31/94.

                              NVEST BALANCED FUND

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------


[PHOTOS]

John Hyll,
Kurt Wagner,
Jeff Wardlow
Mark Baribeau,
Pamela Czekanski,
Richard Skaggs
Loomis, Sayles &
Company, L.P.


Q. How did Nvest Balanced Fund perform during 2000?

For the 12 months ended December 31, 2000, Nvest Balanced Fund's Class A shares provided a total return of -6.41% at net asset value, including $0.24 in reinvested distributions. Since the Fund invests in both stocks and bonds, we use a combination of the Standard & Poor's 500 Composite Stock Index and the Lehman Brothers Government/Corporate Bond Index as a benchmark. The combined index, composed of 65% of the stock index and 35% of the bond index, had a total return of -1.77% for the 12-month period.

In March the Fund's equity portfolio, which previously focused on value stocks, was divided between large-capitalization growth and value stocks.

Q. What factors influenced large-cap growth stocks during the year?

After a long run of stellar performance, large-cap growth stocks slumped in the second quarter. Prices recovered in the third quarter, delivering several months of strong performance, and then declined again on heavy selling during the last quarter of 2000. Higher interest rates and fears of slowing profit growth were key factors in the sell-off. In addition, well-established technology firms that had led the market on the upside suffered when many of their dot-com customers ran out of capital.

Although technology stocks as a whole were down significantly in the fourth quarter, Nvest Balanced Fund's portfolio included two strong performers for the year: Juniper Networks, which provides Internet infrastructure devices, and EMC

                              NVEST BALANCED FUND

--------------------------------------------------------------------------------


Corporation, a leader in data storage. Technology stocks in general were hard hit during the year, and we shifted assets out of this sector into such leading healthcare and consumer-staples companies as Merck, CVS and PepsiCo. We believe these sectors should hold up well in a slower economy.

Q. What about the Fund's value stocks?

Value stocks as a whole returned to the limelight in 2000 after years of neglect. The Fund's holdings in utilities and financial services benefited the Fund relative to its benchmark, but healthcare was under-represented, which was a negative this year.

The Fund benefited from an improving regulatory climate enhanced earnings for some utilities companies. Exelon -- a company created by the merger of PECO Energy and Unicom -- has been buying nuclear generation facilities at low prices and is now profiting from rising electric rates. Another positive performer was U.S. West, which merged with Qwest, creating a new leader in broadband Internet communications.

Among financial companies, life and property insurers have been in a cyclical upturn. Ace Ltd. bought CIGNA's property-casualty insurance business -- an acquisition that has benefited Ace and helped boost the price of its stock.

                                                       Asset Classes -- 12/31/00

      [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE MATERIAL]

        Type of Security                     % of Asset

        Common Stocks ....................      61.6%
        Bonds ............................      37.2%
        Other ............................       1.2%



4              Portfolio holdings and asset allocation will vary.

                              NVEST BALANCED FUND

--------------------------------------------------------------------------------


Financial-service providers like Citigroup, another portfolio selection, stand to benefit strongly from the decline in interest rates we expect in 2001.

Increased federal reimbursements and better pricing helped hospitals and HMOs improve their bottom lines. Now that CIGNA is more focused on healthcare coverage, it has gained meaningful premium increases and reduced its medical losses. Meanwhile, strong earnings and new product introductions pushed drug company stocks higher.

Rising energy prices and price appreciation resulting from the merger of El Paso Energy and The Coastal Corporation benefited the Fund. Although the telecommunications sector as a whole did poorly in 2000, regional service companies like SBC, BellSouth and Verizon provided better results than long-distance providers AT&T, Sprint and WorldCom, which detracted from the Fund's results.

Q. What about the fixed-income markets?

As higher interest rates put the brakes on the economy, apprehensive investors moved away from corporate bonds into government obligations. This shift drove prices down and yields up in all corporate sectors, leaving spreads at levels that have not been seen since the recession of 1990-91. (Yield spreads refer to the difference between yields available from corporate versus Treasury securities.)

To raise the portfolio's overall credit quality while maintaining satisfactory yields, we cut back on corporate bonds and added mortgage-backed bonds and bonds of federal agencies -- a move that benefited the Fund. Of the remaining corporate bonds, Nvest Balanced Fund's largest commitment is in telecommunications, where we believe bonds have been oversold. Our primary focus now is on bonds in the 5- to 10-year maturity range because they were hardest hit in 2000.

Q. What is your current outlook?

According to Commerce Department figures announced in December, the annual growth rate of the U.S. economy dropped from 5.6% in the second quarter to 2.2% in the third quarter, which is a steep slide. However, the Federal Reserve's sights now seem to be trained on averting a recession. We expect them to continue the accommodative policy that began with the rate cut of 50 basis points

                              NVEST BALANCED FUND

--------------------------------------------------------------------------------


(0.5%), announced on January 3, 2001. In time, we believe this change of policy should lead to a broad price rally for bonds.

As for the equity markets, in the absence of a single theme like technology, investors will have to focus on individual stock selection in the months to come. We expect value stocks to continue to attract investors. We believe there may also be new opportunities in carefully selected technology stocks now that the sharp price declines of last year have wrung out some of the excesses in this area of the market.

In general, we see attractive opportunities for all three segments of Nvest Balanced Fund's portfolio. If investor horizons widen in 2001, as we believe they will, the Fund should benefit from well-researched selections among growth and value stocks, and from fixed-income securities.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Balanced Fund generally invests approximately 65% of assets in stocks and 35% in fixed-income securities. The fund's equity securities may include both growth and value stocks. Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. Value stocks can fall out of favor with investors and may underperform growth stocks during certain market conditions. The Fund may also invest in foreign securities, which have special risks, and in mortgage securities that are subject to prepayment risk. Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. These risks effect the value of your investment. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000

Common Stock -- 61.6% of Total Net Assets

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Aerospace -- 1.2%
    16,000   General Dynamics Corp. .............................   $  1,248,000
    10,000   United Technologies Corp. ..........................        786,250
                                                                    ------------
                                                                       2,034,250
                                                                    ------------
             Apparel & Textiles -- 0.3%
    12,500   Liz Claiborne, Inc. ................................        520,313
                                                                    ------------
             Automotive -- 0.3%
    15,000   Harley-Davidson, Inc. ..............................        596,250
                                                                    ------------
             Banks -- 6.1%
    14,000   Bank of New York Co., Inc. .........................        772,625
    36,300   Chase Manhattan Corp. ..............................      1,649,381
    60,700   Citigroup, Inc. ....................................      3,099,494
    29,900   Firstar Corp. ......................................        695,175
    35,500   FleetBoston Financial Corp. ........................      1,333,469
     7,300   Northern Trust Corp. ...............................        595,406
    18,000   PNC Bancorp, Inc. ..................................      1,315,125
    17,400   Wells Fargo & Co. ..................................        968,962
                                                                    ------------
                                                                      10,429,637
                                                                    ------------
             Banks & Thrifts -- 0.3%
    10,200   Washington Mutual, Inc. ............................        541,238
                                                                    ------------
             Beverages -- 1.3%
    16,300   Anheuser-Busch Co., Inc. ...........................        741,650
    28,500   PepsiCo, Inc. ......................................      1,412,531
                                                                    ------------
                                                                       2,154,181
                                                                    ------------
             Business Services -- 1.6%
    32,800   Concord EFS, Inc. (c) ..............................      1,441,150
    24,000   First Data Corp. ...................................      1,264,500
                                                                    ------------
                                                                       2,705,650
                                                                    ------------
             Chemicals -- Major -- 1.1%
    24,800   Dow Chemical Co. ...................................        908,300
    20,700   Praxair, Inc. ......................................        918,562
                                                                    ------------
                                                                       1,826,862
                                                                    ------------
             Communication Equipment -- 1.0%
    15,200   ADC Telecommunications, Inc. (c) ...................        275,500
    15,900   JDS Uniphase Corp. (c) .............................        662,831
    35,500   Motorola, Inc. .....................................        718,875
                                                                    ------------
                                                                       1,657,206
                                                                    ------------
             Computer Equipment -- 0.3%
     3,900   Juniper Networks, Inc. (c) .........................        491,644
                                                                    ------------
             Computer Hardware -- 2.6%
    27,200   Apple Computer, Inc. (c) ...........................        404,600
    30,100   Cisco Systems, Inc. (c) ............................      1,151,325
    25,500   Compaq Computer Corp. ..............................        383,775


                See accompanying notes to financial statements.                7

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Computer Hardware -- continued
    22,600   EMC Corp. (c) ......................................   $  1,502,900
    12,200   Hewlett-Packard Co. ................................        385,062
     8,200   International Business Machines Corp. ..............        697,000
                                                                    ------------
                                                                       4,524,662
                                                                    ------------
             Computer Software & Services -- 1.5%
    37,600   Oracle Corp. (c) ...................................      1,092,750
    16,500   Siebel Systems, Inc. (c) ...........................      1,115,812
     4,300   VERITAS Software Corp. (c) .........................        376,250
                                                                    ------------
                                                                       2,584,812
                                                                    ------------
             Computers & Business Equipment -- 0.9%
    13,500   CIENA Corp. (c) ....................................      1,096,875
     4,500   Qualcomm, Inc. (c) .................................        369,844
                                                                    ------------
                                                                       1,466,719
                                                                    ------------
             Electric Companies -- 0.5%
    19,800   Constellation Energy Group .........................        892,238
                                                                    ------------
             Electric Utilities -- 1.5%
    23,625   Exelon Corp. .......................................      1,658,711
    12,100   FPL Group, Inc. ....................................        868,175
                                                                    ------------
                                                                       2,526,886
                                                                    ------------
             Electrical Equipment -- 0.7%
    12,000   Emerson Electric Co. ...............................        945,750
     7,600   Solectron Corp. (c) ................................        257,640
                                                                    ------------
                                                                       1,203,390
                                                                    ------------
             Electronics -- 0.8%
     6,300   Applied Micro Circuits Corp. (c) ...................        472,795
    25,220   Koninklijke (Royal) Philips Electronics NV (ADR) ...        914,225
                                                                    ------------
                                                                       1,387,020
                                                                    ------------
             Energy -- 0.7%
    14,900   Enron Corp. ........................................      1,238,562
                                                                    ------------
             Entertainment -- 1.3%
    36,500   The Walt Disney Co. ................................      1,056,219
    24,004   Viacom, Inc. (c) ...................................      1,122,187
                                                                    ------------
                                                                       2,178,406
                                                                    ------------
             Financial -- Consumer/Diversified -- 2.4%
     9,500   American General Corp. .............................        774,250
    11,200   Capital One Financial Corp. ........................        737,100
    19,600   Fannie Mae .........................................      1,700,300
    17,000   Household International, Inc. ......................        935,000
                                                                    ------------
                                                                       4,146,650
                                                                    ------------
             Hardware -- 0.4%
    16,700   Black & Decker Corp. ...............................        655,475
                                                                    ------------


8               See accompanying notes to financial statements.

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)

             Health Care-Drugs -- 5.1%
    16,700   Bristol-Myers Squibb Co. ...........................   $  1,234,756
    17,000   Genetech, Inc. .....................................      1,385,500
    28,700   Merck & Co. ........................................      2,687,038
    27,600   Pfizer, Inc. .......................................      1,269,600
    27,400   Pharmacia Corp. ....................................      1,671,400
     8,000   UnitedHealth Group, Inc. ...........................        491,000
                                                                    ------------
                                                                       8,739,294
                                                                    ------------
             Health Care-Products -- 0.9%
     9,500   Baxter International, Inc. .........................        838,969
    10,400   Medtronic, Inc. ....................................        627,900
                                                                    ------------
                                                                       1,466,869
                                                                    ------------
             Health Care-Services -- 1.6%
    10,400   CIGNA Corp. ........................................      1,375,920
    30,200   Tenet Healthcare Corp. (c) .........................      1,342,012
                                                                    ------------
                                                                       2,717,932
                                                                    ------------
             Household Products -- 1.0%
    14,000   Kimberly-Clark Corp. ...............................        989,660
    32,800   Newell Rubbermaid, Inc. ............................        746,200
                                                                    ------------
                                                                       1,735,860
                                                                    ------------
             Insurance -- 4.2%
    29,000   ACE, Ltd. ..........................................      1,230,687
    10,200   AFLAC, Inc. ........................................        736,313
    22,300   American International Group, Inc. .................      2,197,944
     9,500   Hartford Financial Services Group, Inc. ............        670,938
    26,000   John Hancock Financial Services, Inc. ..............        978,250
     6,000   Marsh & McLennan Co., Inc. .........................        702,000
     8,700   XL Capital Ltd. ....................................        760,162
                                                                    ------------
                                                                       7,276,294
                                                                    ------------
             Investment Banking/Broker/Management -- 3.0%
    18,400   Charles Schwab Corp. ...............................        522,100
    31,900   Merrill Lynch & Co., Inc. ..........................      2,175,181
    13,900   Morgan Stanley Dean Witter & Co. ...................      1,101,575
    10,200   Stilwell Financial, Inc. ...........................        402,263
     9,500   The Goldman Sachs Group, Inc. ......................      1,015,906
                                                                    ------------
                                                                       5,217,025
                                                                    ------------
             Leisure -- 0.4%
    25,000   Harrahs Entertainment, Inc. (c) ....................        659,375
                                                                    ------------
             Manufacturing -- Diversified -- 1.8%
    29,700   General Electric Co. ...............................      1,423,744
    13,200   Minnesota Mining & Manufacturing Co. ...............      1,590,600
                                                                    ------------
                                                                       3,014,344
                                                                    ------------


                 See accompanying notes to financial statements.               9

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)
             Natural Gas -- 0.6%
    12,000   Coastal Corp. ......................................   $  1,059,750
                                                                    ------------
             Oil & Gas-Major Integrated -- 3.0%
    23,700   BP Amoco PLC (sponsored ADR) .......................      1,134,638
    29,000   Exxon Mobil Corp. ..................................      2,521,187
    19,300   Santa Fe International Corp. .......................        618,806
    15,000   Texaco, Inc. .......................................        931,875
                                                                    ------------
                                                                       5,206,506
                                                                    ------------
             Paper & Forest Products -- 0.6%
    25,500   International Paper Co. ............................      1,040,719
                                                                    ------------
             Publishing -- 1.1%
    13,300   Gannett Co. ........................................        838,731
    17,900   McGraw-Hill Co., Inc. ..............................      1,049,388
                                                                    ------------
                                                                       1,888,119
                                                                    ------------
             Restaurants -- 0.4%
    18,500   McDonald's Corp. ...................................        629,000
                                                                    ------------
             Retail -- 2.1%
    12,700   CVS Corp. ..........................................        761,206
    37,400   Federated Department Stores, Inc. (c) ..............      1,309,000
     7,000   Kohl's Corp. (c) ...................................        427,000
    20,300   May Department Stores Co. ..........................        664,825
     9,500   Walgreen Co. .......................................       397,219
                                                                    ------------
                                                                      3,559,250
                                                                    ------------
             Retail-General Merchandise -- 1.4%
    58,300   Target Corp. .......................................      1,880,175
    10,800   Wal-Mart Stores, Inc. ..............................        573,750
                                                                    ------------
                                                                       2,453,925
                                                                    ------------
             Retail-Grocery -- 1.2%
    41,000   Kroger Co. .........................................      1,109,562
    29,600   Sysco Corp. ........................................        888,000
                                                                    ------------
                                                                       1,997,562
                                                                    ------------
             Retail-Specialty -- 0.2%
     9,000   Home Depot, Inc. ...................................        411,188
                                                                    ------------
             Services-Commercial & Consumer -- 0.4%
     9,300   Omnicom Group, Inc. ................................        770,738
                                                                    ------------
             Software -- 0.8%
    15,000   BEA Systems, Inc. (c) ..............................      1,009,688
     3,300   Check Point Software Technolgies, Ltd. (c) .........        440,756
                                                                    ------------
                                                                       1,450,444
                                                                    ------------
             Telephone -- 2.4%
    27,000   BellSouth Corp. ....................................      1,105,312
                                                                    ------------


10              See accompanying notes to financial statements.

Investments as of December 31, 2000

Common Stock -- continued

    Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
             Telephone -- continued
    41,700   CenturyTel, Inc. ...................................   $  1,490,775
    30,000   SBC Communications, Inc. ...........................      1,432,500
                                                                    ------------
                                                                       4,028,587
                                                                    ------------
             Telecommunications -- 0.4%
    17,121   Qwest Communications International, Inc. (c) .......        701,961
                                                                    ------------
             Telecommunications-Long Distance -- 0.7%
    39,100   Sprint Corp. .......................................        794,219
    25,000   WorldCom, Inc. (c) .................................        350,000
                                                                    ------------
                                                                       1,144,219
                                                                    ------------
             Tobacco -- 0.7%
    27,800   Philip Morris Companies, Inc. ......................      1,223,200
                                                                    ------------
             Waste Management -- 0.8%
    48,000   Waste Management, Inc. .............................      1,332,000
                                                                    ------------
             Total Common Stock (Identified Cost $98,844,402) ...    105,486,212
                                                                    ------------

Bonds and Notes -- 37.2%
                                               Ratings (d) (unaudited)
                                               -----------------------
 Principal                                                 Standard
  Amount                                         Moody's   & Poor's
--------------------------------------------------------------------------------
             Aerospace/Defense -- 1.0%
$1,780,000   Raytheon Co., 6.300%, 3/15/2005 ....  Baa2      BBB-      1,758,676
                                                                    ------------
             Automotive -- 0.9%
 1,700,000   Ford Motor Co., 7.450%, 7/16/2031 ..    A2         A      1,573,435
                                                                    ------------
             Cable & Media -- 0.5%
   800,000   Tele Communications, Inc.,
               7.250%, 8/01/2005 ................    A2         A        806,160
                                                                    ------------
             Consumer -- 4.0%
 2,505,000   AMERCO, 7.850%, 5/15/2003 ..........   Ba1       BBB      2,364,595
 4,790,000   Coca Cola Enterprises, Inc.,
               6.750%, 1/15/2038 ................    A2         A      4,442,198
                                                                    ------------
                                                                       6,806,793
                                                                    ------------
             Electric Utilities -- 2.4%
 1,000,000   Calpine Corp., 7.625%, 4/15/2006 ...   Ba1       BB+        955,280
 1,425,000   Consolidated Edison Co. New York,
               Inc., 7.500%, 9/01/2010 ..........    A1        A+      1,480,547
 1,575,000   Consolidated Edison Co. New York,
               Inc., 8.125%, 5/01/2010 ..........    A1       A+       1,703,992
                                                                    ------------
                                                                       4,139,819
                                                                    ------------
             Electronics -- 1.0%
 1,790,000   Philips Electronics NV,
               7.250%, 8/15/2013 ................    A3        A-      1,737,839
                                                                    ------------
             Equipment Trust -- 2.0%
   600,000   Delta Air Lines, Inc.,
               9.200%, 9/23/2014 ................  Baa3       BBB        617,538
 2,795,664   Federal Express Equipment Trust,
               7.020%, 1/15/2016 ................  Baa1      BBB+      2,722,753
                                                                    ------------
                                                                       3,340,291
                                                                    ------------


                See accompanying notes to financial statements.               11

Investments as of December 31, 2000

Bonds and Notes -- 37.2%

                                               Ratings (d) (unaudited)
                                               -----------------------
 Principal                                                 Standard
  Amount     Description                         Moody's   & Poor's   Value (a)
--------------------------------------------------------------------------------
             Finance -- 0.9%
$1,775,000   National Health Investors, Inc.,
               7.300%, 7/16/2007 ................    B2        B+   $  1,600,464
                                                                    ------------
             Gas Utilities -- 0.7%
 1,200,000   Williams Holdings Co.,
               6.250%, 2/01/2006 ................  Baa2      BBB-      1,179,276
                                                                    ------------
             Government -- 5.5%
 7,500,000   United States Treasury Bond,
               Zero Coupon, 11/15/2009 ..........    --       AAA      4,661,775
   800,000   United States Treasury Bonds,
               6.125%, 11/15/2027 ...............   Aaa       AAA        860,128
 1,000,000   United States Treasury Bonds,
               5.500%, 8/15/2028 ................   Aaa       AAA        991,560
 2,850,000   United States Treasury Notes,
               5.625%, 5/15/2008 ................   Aaa       AAA      2,924,812
                                                                    ------------
                                                                       9,438,275
                                                                    ------------
             Mortgage -- 8.2%
 3,049,415   Federal National Mortgage
               Association, 7.000%, 2/01/2030 ...   Aaa       AAA      3,054,172
 2,983,203   Federal National Mortgage
               Association, 7.000%, 8/01/2030 ...   Aaa       AAA      2,987,856
 1,745,805   Federal National Mortgage
               Association, 7.500%, 3/01/2030 ...   Aaa       AAA      1,771,434
 6,057,906   Federal Home Loan Mortgage Corp.,
               7.500%, 5/01/2030 ................   Aaa       AAA      6,150,652
                                                                    ------------
                                                                      13,964,114
                                                                    ------------
             Oil & Gas-Exploration & Production -- 2.4%
 4,190,000   Kerr-Mcgee Corp.,
               6.625%, 10/15/2007 ...............  Baa1       BBB      4,129,622
                                                                    ------------
             Services -- 1.3%
 3,000,000   La Quinta Inns, Inc.,
               7.400%, 9/15/2005 ................    B1       BB-      2,295,000
                                                                    ------------
             Telecommunications -- 3.6%
 1,750,000   Sprint Capital Corp.,
               6.125%, 11/15/2008 ...............  Baa1      BBB+      1,573,985
 1,600,000   Sprint Spectrum, LP,
               0/12.500%, 8/15/2006 (e) .........  Baa2      BBB+      1,620,976
 1,500,000   Williams Communications Group, Inc.,
               10.875%, 10/01/2009 ..............    B2        B+      1,117,500
 1,750,000   WorldCom, Inc., 8.000%, 5/15/2006 ..    A3        A-      1,792,945
                                                                    ------------
                                                                       6,105,406
                                                                    ------------
             Telecommunications-Cellular -- 0.8%
 1,300,000   Motorola, Inc., 7.625%, 11/15/2010 .    A1        A+      1,338,903
                                                                    ------------
             Telecommunications-Long Distance -- 0.3%
   625,000   AT&T Corp., 5.625%, 3/15/2004 ......    A2         A        595,788
                                                                    ------------
             Transportation -- 1.7%
 3,000,000   Northwest Airlines Corp.,
               8.375%, 3/15/2004 ................   Ba2        BB      2,944,350
                                                                    ------------
             Total Bonds and Notes (Identified Cost $64,556,538)      63,754,211
                                                                    ------------


12              See accompanying notes to financial statements.

Investments as of December 31, 2000

Short Term Investment -- 1.4%

 Principal
   Amount    Description                                             Value (a)
-------------------------------------------------------------------------------
$2,381,461   Associates Corp. of North America,
               6.500%, 1/02/2001 ...............................   $  2,381,461
                                                                   ------------
             Total Short Term Investment
               (Identified Cost $2,381,461) ....................      2,381,461
                                                                   ------------
             Total Investments -- 100.2%
               (Identified Cost $165,782,401) (b) ..............    171,621,884

             Other assets less liabilities .....................       (318,828)
                                                                   ------------
             Total Net Assets -- 100% ..........................   $171,303,056
                                                                   ============

     (a)  See Note 1a of Notes to Financial Statements.

     (b)  Federal Tax Information:

          At December 31, 2000, the net unrealized appreciation on investments based on cost of $166,413,792 for federal income tax purposes was as follows:

          Aggregate gross unrealized appreciation for all
            investments in which there is an excess of value
            over tax cost. .....................................   $ 14,052,893

          Aggregate gross unrealized depreciation for all
            investments in which there is an excess of tax cost
            over value .........................................     (8,844,801)
                                                                   ------------
          Net unrealized appreciation. .........................   $  5,208,092
                                                                   ============

          At December 31, 2000, the Fund had a capital loss carryover of approximately $15,926,671 which expires on December 31, 2008.

          During the year ended December 31, 2000, the Fund distributed $25,649 (unaudited) from long-term capital gains.

     (c)  Non-income producing security.

     (d) The ratings shown are believed to be the most recent ratings available at December 31, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

     (e) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.

     ADR An American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.


                 See accompanying notes to financial statements.              13

                       STATEMENT OF ASSETS & LIABILITIES

December 31, 2000


ASSETS
  Investments at value (Identified cost $165,782,401) ............                    $ 171,621,884
  Cash ...........................................................                            3,318
  Receivable for:
    Fund shares sold .............................................                          129,584
    Dividends and interest .......................................                        1,142,916
                                                                                      -------------
                                                                                        172,897,702

LIABILITIES
  Payable for:

    Securities purchased .........................................   $    899,643
    Fund shares redeemed .........................................        389,368
  Accrued expenses:
    Management fees ..............................................        108,838
    Deferred trustees' fees ......................................         77,055
    Accounting and administrative ................................          5,243
    Transfer agent ...............................................         58,670
    Other ........................................................         55,829
                                                                     ------------
                                                                                          1,594,646
                                                                                      -------------
NET ASSETS .......................................................                    $ 171,303,056
                                                                                      =============
  Net Assets consist of:
    Paid in capital ..............................................                    $ 185,511,695
    Undistributed net investment income ..........................                            7,469

    Accumulated net realized gain (loss) .........................                      (20,055,591)
    Unrealized appreciation (depreciation) on investments - net ..                        5,839,483
                                                                                      -------------
NET ASSETS .......................................................                    $ 171,303,056
                                                                                      =============
  Computation of net asset value and offering price:
  Net asset value and redemption price of Class A shares
    ($100,993,171 / 9,442,334 shares of beneficial interest) .....                    $       10.70
                                                                                      =============
  Offering price per share (100 / 94.25 of $10.70) ...............                    $       11.35*
                                                                                      =============
  Net asset value and offering price of Class B shares
    ($39,548,074 / 3,702,392 shares of beneficial interest) ......                    $       10.68**
                                                                                      =============
  Net asset value of Class C shares
    ($2,021,846 / 190,168 shares of beneficial interest) .........                    $       10.63**
                                                                                      =============
  Offering price per share (100 / 99.00 of $10.63) ...............                    $       10.74
                                                                                      =============
  Net asset value, offering and redemption price of Class Y shares
    ($28,739,965 / 2,706,312 shares of beneficial interest) ......                    $       10.62
                                                                                      =============

*    Based upon single purchases of less than $50,000.

     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


14              See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

Year Ended December 31, 2000


INVESTMENT INCOME
  Dividends (net of foreign taxes of $3,608) ................                   $  1,604,884
  Interest ..................................................                      5,968,907
                                                                                ------------
                                                                                   7,573,791
  Expenses
    Management fees .........................................   $  1,569,212
    Service fees - Class A ..................................        310,459
    Service and distribution fees - Class  B ................        477,052
    Service and distribution fees - Class C .................         26,362
    Trustees' fees and expenses .............................         11,092
    Accounting and administrative ...........................         72,761
    Custodian ...............................................        111,423
    Transfer agent - Class A, Class B, Class C ..............        690,946
    Transfer agent - Class Y ................................         35,362
    Audit and tax services ..................................         37,105
    Legal ...................................................          3,838
    Printing ................................................         66,905
    Registration ............................................         49,050
    Miscellaneous ...........................................          7,947
                                                                ------------
  Total expenses before reductions ..........................      3,469,514
  Less reductions ...........................................        (95,854)      3,373,660
                                                                ------------    ------------
  Net investment income .....................................                      4,200,131
                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Realized gain (loss) on investments - net .................    (20,039,633)
  Unrealized appreciation (depreciation) on investments - net     (1,389,661)
                                                                ------------
  Net gain (loss) on investment transactions ................                    (21,429,294)
                                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .......                   $(17,229,163)
                                                                                ============


                 See accompanying notes to financial statements.              15

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                   Year Ended December 31,
                                                               ------------------------------
                                                                    1999             2000
                                                               -------------    -------------
FROM OPERATIONS
   Net investment income ...................................   $   7,553,382    $   4,200,131
   Net realized gain (loss) on investments .................      21,528,018      (20,039,633)
   Net unrealized appreciation (depreciation) on investments     (41,558,788)      (1,389,661)
   Increase (decrease) in net assets from operations .......     (12,477,388)     (17,229,163)
                                                               -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ...............................................      (4,639,384)      (2,671,815)
     Class B ...............................................      (1,264,308)        (324,462)
     Class C ...............................................         (85,562)         (18,562)
     Class Y ...............................................      (1,639,492)      (1,218,118)
   Net realized gain on investments
     Class A ...............................................     (13,844,100)         (15,553)
     Class B ...............................................      (5,598,800)          (6,046)
     Class C ...............................................        (372,784)            (308)
     Class Y ...............................................      (3,811,458)          (4,792)
                                                               -------------    -------------
                                                                 (31,255,888)      (4,259,656)
                                                               -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .................     (56,609,069)     (92,677,754)
                                                               -------------    -------------
Total increase (decrease) in net assets ....................    (100,342,345)    (114,166,573)

NET ASSETS
   Beginning of the year ...................................     385,811,974      285,469,629
                                                               -------------    -------------
   End of the year .........................................   $ 285,469,629    $ 171,303,056
                                                               =============    =============
UNDISTRIBUTED NET INVESTMENT INCOME
   End of the year .........................................   $      31,634    $       7,469
                                                               =============    =============


16              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                               Class A
                                                -----------------------------------------------------------------------
                                                                       Year Ended December 31,
                                                -----------------------------------------------------------------------
                                                   1996           1997           1998           1999           2000
                                                -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of the Year ......   $     13.14    $     13.94    $     14.25    $     13.52    $     11.69
                                                -----------    -----------    -----------    -----------    -----------
Income From Investment Operations

Net Investment Income .......................          0.38           0.33           0.33           0.32           0.23
Net Realized and Unrealized Gain (Loss)
  on Investments ............................          1.76           2.05           0.74          (0.82)         (0.98)
                                                -----------    -----------    -----------    -----------    -----------
Total From Investment Operations ............          2.14           2.38           1.07          (0.50)         (0.75)
                                                -----------    -----------    -----------    -----------    -----------
Less Distributions

Dividends From Net Investment Income ........         (0.39)         (0.33)         (0.32)         (0.32)         (0.24)
Distributions From Net Realized Capital Gains         (0.95)         (1.74)         (1.48)         (1.01)          0.00(c)
                                                -----------    -----------    -----------    -----------    -----------
Total Distributions .........................         (1.34)         (2.07)         (1.80)         (1.33)         (0.24)
                                                -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of the Year ............   $     13.94    $     14.25    $     13.52                   $ 11.69 $ 10.70
                                                ===========    ===========    ===========    ===========    ===========
Total Return (%) (a) ........................          17.1           17.5            8.2           (3.8)          (6.4)
Ratio of Operating Expenses to Average
  Net Assets (%) ............................          1.33           1.29           1.30           1.33           1.56
Ratio of Operating Expenses to Average
  Net Assets After Expense Reductions (%) ...          1.33           1.29           1.30           1.33           1.52(b)
Ratio of Net Investment Income to
  Average Net Assets (%) ....................          2.79           2.25           2.25           2.30           2.08
Portfolio Turnover Rate (%) .................            70             69             81             61            133

Net Assets, End of the Year (000) ...........   $   219,626    $   233,421    $   222,866    $   167,943    $   100,993

(a)  A sales charge is not reflected in total return calculations.

(b) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Amount rounds to less than $0.01 per share.


                See accompanying notes to financial statements.               17

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                             Class B
                                                ------------------------------------------------------------------
                                                                      Year Ended December 31,
                                                ------------------------------------------------------------------
                                                   1996          1997          1998          1999          2000
                                                ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of the Year ......   $    13.08    $    13.86    $    14.15    $    13.40    $    11.58
                                                ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
Net Investment Income .......................         0.29          0.23          0.21          0.21          0.16
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................         1.74          2.03          0.74         (0.80)        (0.99)
                                                ----------    ----------    ----------    ----------    ----------
Total From Investment Operations ............         2.03          2.26          0.95         (0.59)        (0.83)
                                                ----------    ----------    ----------    ----------    ----------
Less Distributions
Dividends From Net Investment Income ........        (0.30)        (0.23)        (0.22)        (0.22)        (0.07)
Distributions From Net Realized Capital Gains        (0.95)        (1.74)        (1.48)        (1.01)         0.00(c)
                                                ----------    ----------    ----------    ----------    ----------
Total Distributions .........................        (1.25)        (1.97)        (1.70)        (1.23)        (0.07)
                                                ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of the Year $13.86 .....   $    14.15    $    13.40    $    11.58                     $_10.68
                                                ==========    ==========    ==========    ==========    ==========
Total Return (%) (a) ........................         16.3          16.7           7.3          (4.4)         (7.2)
Ratio of Operating Expenses to Average Net
   Assets (%) ...............................         2.08          2.04          2.05          2.08          2.31
Ratio of Operating Expenses to Average Net
   Assets After Expense Reductions (%) ......         2.08          2.04          2.05          2.08          2.27(b)
Ratio of Net Investment Income to Average
   Net Assets (%) ...........................         2.04          1.50          1.50          1.55          1.33
Portfolio Turnover Rate (%) .................           70            69            81            61           133
Net Assets, End of the Year (000) ...........   $   58,367    $   76,558    $   84,255    $   65,492    $   39,548

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Amount rounds to less than $0.01 per share.


18              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                          Class C
                                                -------------------------------------------------------------
                                                                   Year Ended December 31,
                                                -------------------------------------------------------------
                                                   1996         1997         1998         1999         2000
                                                ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of the Year ......   $   13.05    $   13.82    $   14.10    $   13.35    $   11.53
                                                ---------    ---------    ---------    ---------    ---------
Income From Investment Operations

Net Investment Income .......................        0.29         0.23         0.21         0.21         0.16
Net Realized and Unrealized
   Gain (Loss) on Investments ...............        1.73         2.02         0.74        (0.80)       (0.99)
                                                ---------    ---------    ---------    ---------    ---------
Total From Investment Operations ............        2.02         2.25         0.95        (0.59)       (0.83)
                                                ---------    ---------    ---------    ---------    ---------
Less Distributions

Dividends From Net Investment Income ........       (0.30)       (0.23)       (0.22)       (0.22)       (0.07)
Distributions From Net Realized Capital Gains       (0.95)       (1.74)       (1.48)       (1.01)        0.00(c)
                                                ---------    ---------    ---------    ---------    ---------
Total Distributions .........................       (1.25)       (1.97)       (1.70)       (1.23)       (0.07)
                                                ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Year ............   $   13.82    $   14.10    $   13.35      $ 11.53      $ 10.63
                                                =========    =========    =========    =========    =========
Total Return (%) (a) ........................        16.2         16.6          7.3         (4.5)        (7.2)
Ratio of Operating Expenses to
   Average Net Assets (%) ...................        2.08         2.04         2.05         2.08         2.31
Ratio of Operating Expenses to Average
   Net Assets After Expense Reductions (%) ..        2.08         2.04         2.05         2.08         2.27(b)
Ratio of Net Investment Income
   to Average Net Assets (%)  ...............        2.04         1.50         1.50         1.55         1.33
Portfolio Turnover Rate (%) .................          70           69           81           61          133

Net Assets, End of the Year (000) ...........   $   2,538    $   4,596    $   5,480    $   4,454    $   2,022

(a) A sales charge and a contingent deferred sales charge are not reflected in total return calculations.

(b) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Amount rounds to less than $0.01 per share.


                See accompanying notes to financial statements.               19

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                                  Class Y
                                                     ------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                     ------------------------------------------------------------------
                                                        1996          1997          1998          1999          2000
                                                     ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of the Year ...........   $    13.15    $    13.95    $    14.27    $    13.54    $    11.71
                                                     ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
Net Investment Income ............................         0.44          0.40          0.39          0.36          0.28
Net Realized and Unrealized Gain (Loss)
on Investments ...................................         1.76          2.06          0.74         (0.81)        (0.98)
                                                     ----------    ----------    ----------    ----------    ----------
Total From Investment Operations .................         2.20          2.46          1.13         (0.45)        (0.70)
                                                     ----------    ----------    ----------    ----------    ----------
Less Distributions
Dividends From Net Investment Income .............        (0.45)        (0.40)        (0.38)        (0.37)        (0.39)
Distributions From Net Realized Capital Gains ....        (0.95)        (1.74)        (1.48)        (1.01)         0.00(b)
                                                     ----------    ----------    ----------    ----------    ----------
Total Distributions ..............................        (1.40)        (2.14)        (1.86)        (1.38)        (0.39)
                                                     ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of the Year .................   $    13.95    $    14.27    $    13.54    $    11.71    $    10.62
                                                     ==========    ==========    ==========    ==========    ==========
Total Return (%) .................................         17.6          18.1           8.6          (3.3)         (6.0)
Ratio of Operating Expenses to
   Average Net Assets (%) ........................         0.88          0.88          0.90          0.93          1.02
Ratio of Operating Expenses to
   Average Net Assets After Expense Reductions (%)         0.88          0.88          0.90          0.93          0.97(a)
Ratio of Net Investment Income to
Average Net Assets (%) ...........................         3.24          2.66          2.65          2.68          2.63
Portfolio Turnover Rate (%) ......................           70            69            81            61           133
Net Assets, End of the Year (000) ................   $   77,665    $   85,620    $   73,212    $   47,130    $   28,740

(a) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(b)  Amount rounds to less than $0.01 per share.


20               See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000


1. Significant Accounting Policies. The Nvest Balanced Fund (the "Fund") is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

On February 25, 2000, the Board of Trustees approved changes to the investment strategies of the Fund to add a growth-style component to the equity portfolio of the Fund. The Fund liquidated a portion of its existing value-based equity portfolio in order to purchase securities that are considered by the Fund's subadviser to have growth characteristics.

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 are not subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent expenses applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service as

For the Year Ended December 31, 2000


authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums and discounts on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact, if any, resulting from the adoption of this principle will not be material to the financial statements.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for mortgage backed securities. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

For the Year Ended December 31, 2000


2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were as follows:

                Purchases                                Sales
    --------------------------------         -------------------------------
    U.S. Government        Other             U.S. Government       Other
    ---------------     ------------         ---------------    ------------
      $35,203,659       $242,825,796           $38,925,099      $332,963,133

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P., ("Nvest Management") at the annual rate of 0.750% of the first $200 million of the Fund's average daily net assets, 0.700% of the next $300 million and 0.650% of such assets in excess of $500 million reduced by the payment to the Fund's investment subadviser, Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees earned by Nvest Management and Loomis Sayles under the management and subadvisory agreements in effect during the year ended December 31, 2000 are as follows:

                       Fees Earned
                       -----------
                       Nvest Management     $  474,070
                       Loomis Sayles         1,095,142
                                            ----------
                                            $1,569,212
                                            ==========

The effective management fee for the year ended December 31, 2000 was 0.75%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $72,761 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the year ended December 31, 2000, the Fund paid NSC $556,340 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement.

For the Year Ended December 31, 2000


d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $310,459 in service fees under the Class A Plan. Prior to September 13, 1993, to the extent that reimburseable expenses of Nvest Funds L.P. in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 2000, is $2,041,399.

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $119,263 and $6,591 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $357,789 and $19,771 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000, amounted to $271,309.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

For the Year Ended December 31, 2000


4. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                            Year Ended December 31,
                                                          ------------------------------------------------------------
                                                                      1999                            2000
                                                          ----------------------------    ----------------------------
Class A                                                      Shares          Amount          Shares          Amount
-------                                                   ------------    ------------    ------------    ------------
  Shares sold .........................................      1,265,090    $ 16,907,083         506,126    $  5,568,331
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ..............        341,407       4,400,684         229,172       2,510,444
    Distributions from net realized gain ..............      1,139,027      13,348,732           1,303          14,819
                                                          ------------    ------------    ------------    ------------
                                                             2,745,524      34,656,499         736,601       8,093,594
  Shares repurchased ..................................     (4,870,716)    (63,915,765)     (5,656,229)    (62,263,739)
                                                          ------------    ------------    ------------    ------------
  Net increase (decrease) .............................     (2,125,192)   $(29,259,266)     (4,919,628)   $(54,170,145)
                                                          ------------    ------------    ------------    ------------


                                                                            Year Ended December 31,
                                                          ------------------------------------------------------------
                                                                      1999                            2000
                                                          ----------------------------    ----------------------------
Class B                                                      Shares          Amount          Shares          Amount
-------                                                   ------------    ------------    ------------    ------------
  Shares sold .........................................        860,330    $ 11,357,242         342,695    $  3,724,246
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ..............         94,655       1,206,918          28,811         313,046
    Distributions from net realized gain ..............        467,733       5,429,353             518           5,835
                                                          ------------    ------------    ------------    ------------
                                                             1,422,718      17,993,513         372,024       4,043,127
  Shares repurchased...................................     (2,015,881)    (26,014,153)     (2,362,349)    (25,785,001)
                                                          ------------    ------------    ------------    ------------
        Net increase (decrease)........................       (593,163)   $ (8,020,640)     (1,990,325)   $(21,741,874)
                                                          ------------    ------------    ------------    ------------


                                                                            Year Ended December 31,
                                                          ------------------------------------------------------------
                                                                      1999                            2000
                                                          ----------------------------    ----------------------------
Class C                                                      Shares          Amount          Shares          Amount
-------                                                   ------------    ------------    ------------    ------------
  Shares sold .........................................         89,239    $  1,163,532          24,535    $    268,681
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ..............          6,531          83,083           1,600          17,303
    Distributions from net realized gain ..............         31,247         361,197              26             288
                                                          ------------    ------------    ------------    ------------
                                                               127,017       1,607,812          26,161         286,272
  Shares repurchased ..................................       (151,265)     (1,959,487)       (222,250)     (2,417,313)
                                                          ------------    ------------    ------------    ------------
  Net increase (decrease) .............................        (24,248)   $   (351,675)       (196,089)   $ (2,131,041)
                                                          ------------    ------------    ------------    ------------

For the Year Ended December 31, 2000


                                                                            Year Ended December 31,
                                                          ------------------------------------------------------------
                                                                      1999                            2000
                                                          ----------------------------    ----------------------------
Class Y                                                      Shares          Amount          Shares          Amount
-------                                                   ------------    ------------    ------------    ------------
  Shares sold .........................................        405,924    $  5,372,675         196,077    $  2,129,973
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ..............        126,531       1,639,492         111,724       1,218,118
    Distributions from net realized gain ..............        324,920       3,811,458             421           4,792
                                                          ------------    ------------    ------------    ------------
                                                               857,375      10,823,625         308,222       3,352,883
  Shares repurchased ..................................     (2,239,982)    (29,801,113)     (1,627,899)    (17,987,577)
                                                          ------------    ------------    ------------    ------------
  Net increase (decrease) .............................     (1,382,607)   $(18,977,488)     (1,319,677)   $(14,634,694)
                                                          ------------    ------------    ------------    ------------
  Increase (decrease) derived from
    capital shares transactions .......................     (4,125,210)   $(56,609,069)     (8,425,719)   $(92,677,754)
                                                          ============    ============    ============    ============

5. Line of Credit. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2000.

6. Expense Reductions. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2000, the Fund's expenses were reduced by $95,854 under these agreements.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust I
and the Shareholders of the Nvest Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Balanced Fund (the "Fund"), a series of Nvest Funds Trust I, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION


Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

          Voted For      Voted Against    Abstained Votes     Total Votes
        -------------    -------------    ---------------   --------------
        9,487,852.876     207,279.751       426,645.570     10,121,778.197

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Loomis, Sayles & Company, L.P.

          Voted For      Voted Against    Abstained Votes    Total Votes
        -------------    -------------    ---------------   --------------
        9,495,740.700     218,002.541       408,034.956     10,121,778.197

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                            Affirmative          Withheld           Total
                          ---------------     -------------     ---------------
Graham T. Allison, Jr.    231,271,092.896     7,321,155.651     238,592,248.547
Daniel M. Cain            231,282,396.662     7,309,851.885     238,592,248.547
Kenneth J. Cowan          231,302,361.351     7,289,887.196     238,592,248.547
Richard Darman            231,295,499.277     7,296,749.270     238,592,248.547
Sandra O. Moose           231,298,397.966     7,293,850.581     238,592,248.547
John A. Shane             231,356,664.464     7,235,584.083     238,592,248.547
Peter S. Voss             231,288,476.713     7,303,771.834     238,592,248.547
Pendleton P. White        231,230,527.401     7,361,721.146     238,592,248.547
John T. Hailer            231,453,185.052     7,139,063.495     238,592,248.547

                                   NVEST FUNDS


                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust -- Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

     *Investments in money market funds are not insured or guaranteed by the
                         FDIC or any government agency.


--------------------------------------------------------------------------------

                               INVESTMENT MANAGERS

      AEW Management and Advisors                   Loomis, Sayles & Company
            Back Bay Advisors                      Montgomery Asset Management
        Capital Growth Management                   RS Investment Management
     Harris Associates/Oakmark Funds              Vaughan, Nelson, Scarborough
        Janus Capital Corporation                         & McCullough
             Jurika & Voyles                      Westpeak Investment Advisors
              Kobrick Funds

--------------------------------------------------------------------------------

   For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

   This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing. Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                                  --------------
Nvest Fund(SM)                                                       PRESORT
Where The Best Minds Meet(R)                                         STANDARD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   BROCKTON, MA
---------------------                                             PERMIT NO. 770
    P.O. Box 8551                                                 --------------

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---------------------

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Go to:    www.nvestfunds.com
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Nvest Funds(SM)
Where The Best Minds Meet(R)

Nvest Strategic
Income Fund



                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)



Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks
- those that appear undervalued relative to their earnings and assets - revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                /s/ John T. Hailer


*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

                          NVEST STRATEGIC INCOME FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Strategic Income Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. Two bond indices measure the performance of theoretical portfolios. Unlike a fund, the indices are unmanaged and do not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                                  Growth of a $10,000 Investment

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

         5/1/95         10000          9550
       12/31/95         11038         10542
       12/31/96         12639         12070
       12/31/97         13819         13197
       12/31/98         13580         12969
       12/31/99         15226         14541
       12/31/00         15327         14637

This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                          NVEST STRATEGIC INCOME FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class A (Inception 5/1/95)             1 Year     5 Years(8) Since Inception(8)

 Net Asset Value(1)                      0.68%        6.79%        7.83%
 With Maximum Sales Charge(2)           -3.86         5.82         6.96

--------------------------------------------------------------------------------
 Class B (Inception 5/1/95)             1 Year     5 Years(8) Since Inception(8)

 Net Asset Value(1)                     -0.15%        5.98%        6.99%
 With CDSC(3)                           -4.79         5.72         6.88
--------------------------------------------------------------------------------
 Class C (Inception 5/1/95)             1 Year     5 Years(8) Since Inception(8)


 Net Asset Value(1)                     -0.15%        5.97%        6.95%
 With Maximum Sales Charge and CDSC(3)  -2.09         5.76         6.75
--------------------------------------------------------------------------------
 Class Y (Inception 12/1/99)            1 Year   Since Inception

 Net Asset Value(1)                      1.04%        3.44%
--------------------------------------------------------------------------------

                                                                    Since Fund's  Since Fund's
                                                                    Class A,B, C    Class Y
 Comparative Performance                    1 Year       5 Years     Inception     Inception

 Lehman Brothers Aggregate Bond Index(4)    11.63%        6.46%         7.68%        11.09%
 Lehman Brothers Universal Index(5)         10.82         6.43          7.69          9.75
 Morningstar Multi-Sector Bond Average(6)    1.27         4.91          6.41          2.17
 Lipper Multi-Sector Income Average(7)       0.01         4.84          6.01          1.14
-----------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to the 1.00% sales charge. Class C share accounts established prior to December 1, 2000, are not subject to the additional 1.00% sales charge.

(4) Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic debt issued by the U.S. government and its agencies. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 11/30/99. You may not invest directly in an index.

(5) Lehman Brothers Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market indices. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 11/30/99. You may not invest directly in an index.

(6) Morningstar Multi-Sector Bond Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 11/30/99.

(7) Lipper Multi-Sector Income Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 12/1/99.

(8) Fund performance may have been increased by voluntary expense waivers, without which performance would have been lower.

                          NVEST STRATEGIC INCOME FUND

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTOS]

Dan Fuss,
Kathleen Gaffney
Loomis, Sayles &
Company, L.P.

Q. How did Nvest Strategic Income Fund perform during 2000?

For the 12 months ended December 31, 2000, Nvest Strategic Income Fund's Class A shares had a total return of 0.68% at net asset value, including $0.93 in reinvested dividends. The Fund's primary benchmark, the Lehman Brothers Aggregate Bond Index, returned 11.63% for the same period.

The Lehman Aggregate Bond Index is an unmanaged list of domestic debt issued by the U.S. government and its agencies. This Fund, by contrast, takes a total-return approach to fixed-income investing, using a broad set of parameters and balancing income and price appreciation opportunities. Nvest Strategic Income Fund may invest in international fixed-income securities, bonds selling at a discount and convertible bonds that give bondholders the right to convert the bonds to common stock - none of which are in the benchmark. In part because of these differences, the Fund did not do as well as the Lehman Brothers Aggregate in 2000, although its results are comparable to similarly structured funds tracked by Lipper and Morningstar. (Please see the table on the facing page.)

Q. What was the investment environment like?

The stock market and the Federal Reserve Board set the tone for fixed-income investments in 2000. Investor preoccupation with growth and worries over the impact of high short-term interest rates left the fixed-income market neglected, pushing yields up and prices down for most corporate bonds.

Corporate bonds of all kinds, especially higher yielding issues, fell in price. And spreads - additional yield available from high-yield bonds compared to U.S. Treasury securities - widened to levels normally seen only during recessions.

                          NVEST STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

An increase in the number of high-yield issues slipping into default also weighed on the market. Most bonds that have defaulted recently were first offered three to five years ago. At that time, capital was abundant and investors were less discriminating, making it possible for many underfinanced companies to issue high-yield bonds.

Q. Given that environment, what strategies did you pursue?

Our research-intensive approach to security selection focuses on seasoned bonds that can be bought at discount levels. Our strategy has been to seek bonds selling at discounts to par value, emphasizing bonds rated BBB - the low end of the investment-grade category. Bonds that qualify as investment grade generally offer less risk than speculative issues with lower ratings, and investors have a stronger likelihood of receiving interest and principal on a timely basis. At today's depressed valuations, some of these BBB-rated issues carry yields more usually associated with lower-rated bonds. Thus, we can target very high yields without compromising portfolio quality.

As of December 31, 2000, investment-grade securities accounted for over one third of Nvest Strategic Income Fund's net assets, with about two thirds in high-yielding, lower rated domestic securities (rated below BBB). Foreign bonds accounted for more than half of the Fund's net assets.

Q. What factors have affected performance the most, positively or negatively?

High-yield bonds emerged as the worst performing fixed-income sector in 2000, accounting in large part for the Fund's underperformance versus its benchmark. Investor indifference was the primary factor. In an effort to minimize the impact on the portfolio, we shifted some assets from the U.S. to dollar-denominated bonds in emerging markets, including Argentina. This move helped performance, as the global high-yield sector outperformed its U.S. counterpart. We also made substantial commitments in high-quality (AAA- and AA-rated) bonds issued by the Canadian government and its provinces, and backed by budget surpluses.

                          NVEST STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

                                               Portfolio Composition -- 12/31/00

                                                      % of
                                                   Net Assets
            ----------------------------------------------------
               Non-Convertible Bonds                  74.9
            ----------------------------------------------------
               Convertible Bonds                      13.6
            ----------------------------------------------------
               Common Stock                            4.4
            ----------------------------------------------------
               Short-Term Investments                  3.9
            ----------------------------------------------------
               Preferred Stocks & Other                3.2

Average Portfolio Maturity - 16.8 years
Portfolio holdings and asset allocations will vary.

Holdings in such emerging markets as Brazil, Argentina and Mexico were a positive factor early in the year but pulled back sharply at the end of the year. As a result of these price declines, by year end we were once again actively seeking attractively valued bonds in these countries for Nvest Strategic Income Fund.

In telecommunications, we concentrated on mature companies with positive cash flows and no near-term need for capital. Although we reduced the Fund's technology holdings as prices rose in the spring, we were not able to entirely avoid the tech sell-off in the fourth quarter of 2000.

The Fund's real estate investment trusts (REITs) performed well, and we believe market conditions remain favorable for well-funded REITs. Supply and demand are in balance, the securities provide good cash flows, vacancy rates are low, and rents are rising.

In the retail sector, we found value in J.C. Penney, whose profitable online sales division aided company results. Lennar Corporation should gain market share as the fragmented homebuilding industry continues to consolidate. Better federal reimbursement levels and more rational pricing are benefiting healthcare companies.

                           NVEST STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

Energy companies boosted performance. The high-yield bonds of contract oil driller R&B Falcon moved up when the company agreed to be acquired by TransOcean, whose bonds are investment grade. Natural gas producer Chesapeake Energy rode the strength of rising gas prices and Diamond Offshore's convertible bonds rose along with the company's common stock.

Q. What is your current outlook?

In our view, the weakness in the high-yield market during 2000 stemmed more from investor disinterest than from widespread credit concerns. For a recovery in the corporate market to begin, interest rates will have to come down, easing concerns about earnings and perhaps encouraging investors to take a second look at the values present in the high-yield marketplace. As early as December of 2000, the Federal Reserve Board began to hint that it would shift to a more accommodative monetary policy. The Fed's announcement of a 0.5% cut in interest rates early in January 2001 surprised many observers by its size and timing (between Board meetings).

If the Fed is successful in engineering a "soft landing" for the U.S. economy - allowing it to slow gradually and avoid a recession - the domestic markets will not be the only beneficiaries. For many economies around the world, the United States is a key customer. Many overseas central banks are also lowering interest rates, and debt reduction is accelerating. Those trends imply less worldwide competition for capital, reducing pressures on the capital markets. This scenario should favor Nvest Strategic Income Fund's non-U.S. holdings, while domestic issuers may benefit from the Fed's more accommodative policies.


This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Strategic Income Fund may invest in foreign and emerging market securities, which have special risks. It may also invest in lower-rated bonds, which offer higher yields in return for more risk, and in mortgage securities that are subject to prepayment risk. These risks affect the value of your investment. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000

Bonds and Notes -- 88.5% of Total Net Assets

                                                                         Ratings (c) (unaudited)
                                                                         -----------------------
  Principal                                                                           Standard
   Amount      Description                                                   Moody's   & Poor's    Value (a)
---------------------------------------------------------------------------------------------------------------
               Convertible Bonds -- 13.6%
               Canada -- 0.1%
 $   500,000   Rogers Communications, Inc. (yankee)
               2.000%, 11/26/2005 (h) ...................................      Ba2      BB-       $    372,500
                                                                                                  ------------
               Hong Kong -- 0.7%
   4,075,000   Bangkok Bank PLC, 4.589%, 3/03/2004 ......................      Ba3      --           1,864,312
                                                                                                  ------------
               Mauritius -- 0.3%
   1,350,000   App Finance VII Mauritius Ltd., 144A,
               3.500%, 4/30/2003 (h) ....................................      B3       CCC+           364,500
   1,600,000   App Finance VII Mauritius Ltd., 3.500%, 4/30/2003 ........      B3       CCC+           432,000
                                                                                                  ------------
                                                                                                       796,500
                                                                                                  ------------
               Mexico -- 0.7%
   3,325,000   Empresas ICA Sociedad (yankee), 5.000%, 3/15/2004 ........      B3       CCC+         1,862,000
                                                                                                  ------------
               Netherlands -- 0.6%
   1,000,000   Burns Philp Treasury Co., Ltd., 144A, 5.500%, 4/30/2004 ..      --       B-             600,000
     500,000   KPNqwest BV, 7.125%, 6/01/2009 ...........................      Ba1      BBB+           411,119
     950,000   Versatel Telecom BV, 4.000%, 12/17/2004 ..................      B3       B-             524,292
                                                                                                  ------------
                                                                                                     1,535,411
                                                                                                  ------------
               South Korea -- 0.4%
     250,000   Samsung SDI Co., Ltd., 0.250%, 3/12/2006 .................      --       --             303,750
   1,000,000   Ssangyong Oil Refining Corp., Ltd., 3.000%, 12/31/2004 ...      --       --             733,750
                                                                                                  ------------
                                                                                                     1,037,500
                                                                                                  ------------
               Thailand -- 0.5%
   2,250,000   Loxley PLC, 2.500%, 4/04/2001 ............................      --       --             787,500
   1,130,000   Siam Commercial Bank Co., 3.250%, 1/24/2004 ..............      Ba3      B-             520,535
                                                                                                  ------------
                                                                                                     1,308,035
                                                                                                  ------------
               United Kingdom -- 1.2%
   2,500,000   Colt Telecom Group PLC, 2.000%, 12/16/2006 ...............      B1       B+           1,820,670
   1,075,000   Jazztel PLC, 13.250%, 12/15/2009 .........................      Caa1     CCC+           666,717
   1,500,000   Jazztel PLC, 14.000%, 7/15/2010 ..........................      --       --             958,494
                                                                                                  ------------
                                                                                                     3,445,881
                                                                                                  ------------
               United States -- 9.1%
     500,000   Baker Hughes, Inc., Zero Coupon, 5/05/2008 ...............      A2       A              438,900
   3,910,000   Broadband Technologies, Inc., 5.000%, 5/15/2001 ..........      --       --             723,350
   1,000,000   Builders Transport, Inc., 8.000%, 8/15/2005, (e)(g) ......      --       --               1,250
     200,000   Builders Transport, Inc., 6.500%, 5/01/2011, (e)(g) ......      --       --                 250
   1,000,000   Cablevision SA, (yankee), 13.750%, 4/30/2007 .............      B1       BB             745,000
     275,000   CML Group, Inc., 5.500%, 1/15/2003, (e)(g) ...............      --       --                 173
     500,000   Columbia/HCA Healthcare Corp., Medium Term Note,
               7.580%, 9/15/2025 ........................................      Ba2      BB+            426,250
     827,000   Cray Research, Inc., 6.125%, 2/01/2011 ...................      Caa2     CCC-           297,720
   1,825,000   Delta Air Lines, Inc., 8.300%, 12/15/2029 ................      Baa3     BBB-         1,584,850
   1,000,000   Dillards, Inc., 6.430%, 8/01/2004 ........................      Baa3     BBB-           779,500
     269,000   Dixie Group, Inc., 7.000%, 5/15/2012 .....................      B3       B+              87,425
   1,050,000   Edo Corp., 7.000%, 12/15/2011 ............................      --       --             811,125
     500,000   Efficient Networks, Inc., 5.000%, 3/15/2005 ..............      --       CCC+           251,875


                See accompanying notes to financial statements.                7

Investments as of December 31, 2000

Bonds and Notes -- continued

                                                                         Ratings (c) (unaudited)
                                                                         -----------------------
  Principal                                                                           Standard
   Amount      Description                                                   Moody's   & Poor's    Value (a)
---------------------------------------------------------------------------------------------------------------
               United States -- continued
$  1,000,000   Einstein/Noah Bagel Corp., 7.250%, 6/01/2004 (e)(g)(h) ...      --       --        $    450,000
   1,400,000   Exide Corp., 144A, 2.900%, 12/15/2005 ....................      B3       B-             602,000
     250,000   Federal Realty Investment Trust,
               5.250%, 10/28/2003, (REIT) ...............................      Baa3     BBB-           208,125
     575,000   Glycomed, Inc., 7.500%, 1/01/2003 ........................      --       --             460,000
   2,500,000   Intermedia Communications, Inc., Series B,
               8.600%, 6/01/2008 ........................................      B2       B            1,750,000
     525,000   Intevac, Inc., 6.500%, 3/01/2004 .........................      --       --             228,375
   1,375,000   Kent Electronics Corp., 4.500%, 9/01/2004 ................      --       B            1,152,415
   1,000,000   Lennar Corp., Zero Coupon, 7/29/2018 .....................      Ba1      BB+            555,000
     775,000   Level 3 Communications, Inc., 6.000%, 3/15/2010 ..........      Caa1     CCC+           399,125
     550,000   Level 3 Communications, Inc.,
               0/12.875%, 3/15/2010 (d) .................................      B3       B              255,750
   4,250,000   Loews Corp., 3.125%, 9/15/2007 ...........................      A2       A+           3,749,053
     250,000   LSI Logic Corp., 4.000%, 2/15/2005 .......................      B1       B              179,700
     250,000   MascoTech, Inc., 4.500%, 12/15/2003 ......................      B2       B              157,500
   1,464,000   Maxtor Corp., 5.750%, 3/01/2012 ..........................      B3       --           1,024,800
   1,098,000   Nabi, Inc., 6.500%, 2/01/2003 ............................      Caa2     CCC-           760,365
     125,000   NorAm Energy Corp., 6.000%, 3/15/2012 ....................      Baa2     BBB-           112,500
   2,250,000   NTL Communications Corp., Series B,
               0/9.750%, 4/15/2009 (d) ..................................      B2       BBB+         1,461,763
     750,000   Park Electrochemical Corp., 5.500%, 3/01/2006 ............      B2       B-             855,000
     500,000   Preston Corp., 7.000%, 5/01/2011 .........................      B2       --             380,000
     355,000   Richardson Electronics Ltd., 7.250%, 12/15/2006 ..........      B3       --             294,650
     450,000   S3, Inc., 5.750%, 10/01/2003 .............................      --       --             312,188
     500,000   Schuler Homes, Inc., 6.500%, 1/15/2003 ...................      B2       B-             440,000
     500,000   Sizeler Property Investments, Inc.,
               8.000%, 7/15/2003, (REIT) ................................      --       --             446,250
     600,000   Telxon Corp., 5.750%, 1/01/2003 ..........................      --   CCC+               564,000
     150,000   Thermedics Corp., Zero Coupon, 6/01/2003 .................      Baa3     BBB+           116,625
     350,000   Thermo Electron Corp., 144A, 4.250%, 1/01/2003 ...........      Baa3     BBB            349,125
   3,000,000   Western Digital Corp., 144A, Zero Coupon, 2/18/2018 ......      Caa1     B-             645,000
     381,000   Worldway Corp., 6.250%, 4/15/2011 ........................      Ba1      BB+            285,750
     250,000   Xerox Capital Europe PLC, 5.875%, 5/15/2004 (j) ..........      Ba1      BBB-           141,250
   2,750,000   Xerox Corp., 0.570%, 4/21/2018 ...........................      Ba3      BB+            550,000
                                                                                                  ------------
                                                                                                    25,033,977
                                                                                                  ------------
               Total Convertible Bonds (Identified Cost $51,830,037) ....                           37,256,116
                                                                                                  ------------
               Non-Convertible Bonds -- 74.9%
               Argentina -- 2.4%
   1,800,000   Argentina Republic, Medium Term Note,
               11.750%, 2/12/2007, (ARS) ................................      B1       BBB+         1,541,466
   3,500,000   Argentina Republic (yankee), 8.875%, 3/01/2029, (ARS) ....      B1       BB           2,287,600
   2,600,000   Buenos Aires City, Argentina, 144A,
               10.500%, 5/28/2004, (ARS) ................................      Ba3      --           2,132,000
   1,000,000   Compania de Alimentos Fargo SA, (yankee),
               13.250%, 8/01/2008, (ARS) ................................      Caa2     B+             650,000
                                                                                                  ------------
                                                                                                     6,611,066
                                                                                                  ------------


8               See accompanying notes to financial statements.

Investments as of December 31, 2000

Bonds and Notes -- continued

                                                                         Ratings (c) (unaudited)
                                                                         -----------------------
  Principal                                                                           Standard
   Amount      Description                                                   Moody's   & Poor's    Value (a)
---------------------------------------------------------------------------------------------------------------
               Brazil -- 6.0%
$  6,588,040   Federal Republic of Brazil, 8.000%, 4/15/2014, (f)(j) ....      B1       BB-       $  5,089,261
  14,008,000   Federal Republic of Brazil, 10.125%, 5/15/2027 (j) .......      B1       BB-         11,241,420
                                                                                                  ------------
                                                                                                    16,330,681
                                                                                                  ------------
               Canada -- 21.8%
   2,679,000   Alberta Province, 5.930%, 9/16/2016, (CAD) ...............      Aa1      AA+          1,825,103
  18,505,000   British Columbia Province, Zero Coupon, 9/05/2020, (CAD) .      Aa2      AA-          3,516,314
  17,900,000   British Columbia Province, Zero Coupon, 6/09/2022, (CAD) .      Aa2      AA-          3,072,220
   9,775,000   British Columbia Province, Zero Coupon, 8/19/2022, (CAD) .      Aa2      AA-          1,660,372
  35,000,000   British Columbia Province, Zero Coupon, 8/23/2024, (CAD) .      Aa2      AA-          5,296,610
  11,250,000   British Columbia Province, Zero Coupon, 11/19/2027, (CAD)       Aa2      AA-          1,449,723
  84,475,000   Canada Government, Zero Coupon, 6/01/2025, (CAD) .........      Aa1      AAA         14,355,597
   2,260,000   Clearnet Communications, Inc.,
               0/11.750%, 8/13/2007, (CAD) (d) ..........................      Ba1      BBB+         1,348,512
   3,399,000   Manitoba Province, 7.750%, 12/22/2025, (CAD) .............      Aa3      AA-          2,700,981
  17,135,000   Manitoba Province, Zero Coupon, 3/05/2031, (CAD) .........      Aa3      AA-          1,868,234
   7,950,000   Manitoba Province, Medium Term Note,
               6.500%, 9/22/2017, (CAD) .................................      Aa3      AA-          5,533,702
   2,345,000   Microcell Telecommunications,
               0/11.125%, 10/15/2007, (CAD) (d) .........................      B3       B-           1,102,187
     500,000   New Brunswick FM Project, Inc.,
               0/6.470%, 11/30/2027, (CAD) (d) ..........................      --       A              282,256
  29,550,000   Ontario Hydro Bank, Zero Coupon, 10/15/2021, (CAD) .......      Aa3      AA-          5,288,444
     750,000   Ontario Province, Zero Coupon, 7/13/2022, (CAD) ..........      Aa3      AA-            130,734
  12,600,000   Ontario Province, Zero Coupon, 6/02/2027, (CAD) ..........      Aa3      AA-          1,714,161
   8,800,000   Ontario Province, Zero Coupon, 3/08/2029, (CAD) ..........      Aa3      AA-          1,085,487
   8,500,000   Saskatchewan Province, Zero Coupon, 4/10/2014, (CAD) .....      A1       A+           2,480,553
   8,250,000   Saskatchewan Province, Zero Coupon, 2/04/2022, (CAD) .....      A1       A+           1,448,033
   9,605,000   Saskatchewan Province, Zero Coupon, 5/30/2025, (CAD) .....      A1       A+           1,397,894
   3,750,000   Saskatchewan Province, 5.750%, 3/05/2029, (CAD) ..........      A1       A+           2,355,379
                                                                                                  ------------
                                                                                                    59,912,496
                                                                                                  ------------
               Cayman Islands -- 0.4%
   1,365,000   Enersis SA (yankee), 7.400%, 12/01/2016 ..................      Baa1     A-           1,217,685
                                                                                                  ------------
               Colombia -- 0.3%
     966,735   Transgas de Occidente SA, 9.790%, 11/01/2010 .............      Ba2      BBB+           725,051
                                                                                                  ------------
               Ecuador -- 0.3%
     631,000   Republic of Ecuador, 12.000%, 11/15/2012 .................      Caa2     B-             397,530
     713,000   Republic of Ecuador, 0/4.000%, 8/15/2030 (d) .............      Caa2     B-             278,070
                                                                                                  ------------
                                                                                                       675,600
                                                                                                  ------------
               Hong Kong -- 2.3%
   8,475,000   Bangkok Bank PLC, 9.025%, 3/15/2029 ......................      Ba3      B+           6,398,625
                                                                                                  ------------
               India -- 1.4%
     585,000   Reliance Industries Ltd., 144A, 10.375%, 6/24/2016 .......      Ba2      BB             558,347
   4,000,000   Tata Electric Cos., 144A, 8.500%, 8/19/2017 ..............      Ba2      BB           3,375,480
                                                                                                  ------------
                                                                                                     3,933,827
                                                                                                  ------------


                See accompanying notes to financial statements.                9

Investments as of December 31, 2000


Bonds and Notes -- continued

                                                                         Ratings (c) (unaudited)
                                                                         -----------------------
  Principal                                                                           Standard
   Amount      Description                                                   Moody's   & Poor's    Value (a)
---------------------------------------------------------------------------------------------------------------
               Israel -- 0.6%
 $ 3,000,000   Barak I T C International, Series B (yankee),
               0/12.500%, 11/15/2007, (d) ...............................      B3       CCC+      $  1,560,000
                                                                                                  ------------
               Ivory Coast -- 0.1%
   1,021,250   Ivory Coast PDI, 2.000%, 3/31/2018 .......................      --       --             127,656
                                                                                                  ------------
               Malaysia -- 1.9%
   1,750,000   Telekom Malaysia Berhad, 144A, 7.875%, 8/01/2025 .........      Baa2     BBB          1,566,250
   4,300,000   Tenaga Nasional Berhad, 144A, 7.500%, 11/01/2025 .........      Baa3     BBB          3,622,488
                                                                                                  ------------
                                                                                                     5,188,738
                                                                                                  ------------
               Mauritius -- 2.4%
     500,000   Indah Kiat Finance Mauritius Ltd.,
               10.000%, 7/01/2007 .......................................      B3       CCC+           187,500
   2,700,000   Pindo Deli Finance Mauritius Ltd., (yankee),
               10.750%, 10/01/2007 ......................................      B3       CCC+           945,000
   2,650,000   Pindo Deli Finance Mauritius Ltd., (yankee),
               11.750%, 10/01/2017 ......................................      --       CCC+           901,000
   5,000,000   Pindo Deli Finance Mauritius Ltd., (yankee),
               10.875%, 10/01/2027 ......................................      --       CCC+         1,650,000
   6,625,000   Tjiwi Kimia Mauritius Ltd., (yankee),
               10.000%, 8/01/2004 .......................................      B3       CCC+         2,981,250
                                                                                                  ------------
                                                                                                     6,664,750
                                                                                                  ------------
               Mexico -- 6.4%
   1,000,000   Alestra SA de RL de CV, (yankee),
               12.125%, 5/15/2006 .......................................      B2       BB-            800,000
   2,500,000   Espirito Santo Escelsa, 10.000%, 7/15/2007 ...............      B1       BB-          2,000,000
   1,585,000   Perez Companc SA, 144A, 8.125%, 7/15/2007 ................      B1       BBB-         1,299,700
   3,000,000   Petroleos Mexicanos, 144A (yankee),
               8.625%, 12/01/2023 .......................................      Baa3     BB+          2,700,000
   1,000,000   Petroleos Mexicanos, (yankee), 9.250%, 3/30/2018 .........      Baa3     BB+            980,000
   4,350,000   Petroleos Mexicanos, (yankee), 9.500%, 9/15/2027 .........      Baa3     BB+          4,306,500
   6,960,000   TFM SA de CV, (yankee), 0/11.750%, 6/15/2009, (d) ........      B1       BB-          5,150,400
     500,000   Transportacion Maritima Mexica, SA de CV (yankee),
               10.000%, 11/15/2006 ......................................      Ba3      B+             392,500
                                                                                                  ------------
                                                                                                    17,629,100
                                                                                                  ------------
               Peru -- 0.2%
     750,000   Republic of Peru, 3.750%, 3/07/2017 (i) ..................      Ba3      BB-            438,750
                                                                                                  ------------
               Philippines -- 2.3%

   5,150,000   Bangko Sentral Ng Philipinas (yankee), 8.600%, 6/15/2027 .      Ba1      BB+          3,399,000
   1,750,000   Philippine Long Distance Telephone Co., 8.350%, 3/06/2017       Ba2      BB+          1,102,322
   2,750,000   Quezon Power Philippines Ltd. (yankee), 8.860%, 6/15/2017       Ba1      BB+          1,925,000
                                                                                                  ------------
                                                                                                     6,426,322
                                                                                                  ------------
               South Africa -- 2.8%
  23,100,000   Republic of South Africa, 12.500%, 12/21/2006, (ZAR) .....      --       A-           3,062,327
  17,650,000   Republic of South Africa, 13.000%, 8/31/2010, (ZAR) ......      --       --           2,363,682
  17,000,000   Republic of South Africa, 13.500%, 9/15/2015, (ZAR) ......      Baa1     A-           2,365,783
                                                                                                  ------------
                                                                                                     7,791,792
                                                                                                  ------------


10              See accompanying notes to financial statements.

Investments as of December 31, 2000

Bonds and Notes -- continued

                                                                         Ratings (c) (unaudited)
                                                                         -----------------------
  Principal                                                                           Standard
   Amount      Description                                                   Moody's   & Poor's    Value (a)
---------------------------------------------------------------------------------------------------------------
               South Korea -- 1.9%
$  3,439,684   Korea Electric Power Corp. (yankee), 7.400%, 4/01/2016 ...      Baa3     BBB       $  3,303,747
   2,500,000   Samsung Electronics Ltd., 144A, 7.700%, 10/01/2027 .......      Baa3     BBB-         1,931,250
                                                                                                  ------------
                                                                                                     5,234,997
                                                                                                  ------------
               Thailand -- 2.9%
   2,850,000   Siam Commercial Bank PLC, 144A, 7.500%, 3/15/2006 ........      Ba3      B-           2,394,000
   2,175,000   Thai Farmers Bank PLC, 144A, 8.250%, 8/21/2016 ...........      Ba3      B+           1,587,750
   4,525,000   Total Access Communications PLC, 144A,
               8.375%, 11/04/2006 .......................................      B2       BBB+         3,914,125
                                                                                                  ------------
                                                                                                     7,895,875
                                                                                                  ------------
               United Kingdom -- 0.1%
   2,875,000   Dolphin Telecom PLC, 0/11.500%,
               6/01/2008, (EUR) (d) .....................................      Caa2     --             378,229
                                                                                                  ------------
               United States -- 16.1%
     350,000   Affymetrix, Inc., 4.750%, 2/15/2007 ......................      --       CCC+           258,563
     500,000   At Home Corp., 4.750%, 12/15/2006 ........................      B3       B-             252,500
     500,000   Bausch & Lomb, Inc., 7.125%, 8/01/2028 ...................      Baa3     BBB-           280,710
   2,000,000   Borden, Inc., 7.875%, 2/15/2023 ..........................      Ba1      BB+          1,362,760
     142,000   Boston Celtics LP, 6.000%, 6/30/2038 (j) .................      --       --              73,485
     250,000   CBS, Inc., 7.125%, 11/01/2023 ............................      A3       BBB+           242,330
   1,000,000   Century Communications Corp., 8.375%, 11/15/2017 .........      B2       B+             730,000
   2,175,000   Chesapeake Energy Corp., Series B, 7.875%, 3/15/2004 .....      B2       B            2,109,750
     500,000   Columbia/HCA Healthcare Corp., 7.500%, 12/15/2023 ........      Ba2      BB+            423,750
     820,000   Columbia/HCA Healthcare Corp., 7.050%, 12/01/2027 ........      Ba2      BB+            658,050
     500,000   Conseco Inc., 8.500%, 10/15/2002 .........................      B1       BB-            432,500
     250,000   Covad Communications Group, Inc., Series B
               0/13.500%, 3/15/2008 (d) .................................      Caa1     B-              45,000
     908,392   Dillon Read Structured Finance Corp., 6.660%, 8/15/2010 ..      --       BB+            701,733
     250,000   Dillion Read Structured Finance Corp., 8.550%, 8/15/2019 .      --       BB+            168,875
  34,000,000   Fannie Mae, Zero Coupon, 10/29/2007, (NZD) ...............      Aaa      --           9,549,257
   1,000,000   Finova Capital Corp., 7.250%, 11/08/2004 (j) .............      Caa1     B              600,530
   1,000,000   First Industrial LP, 7.600%, 7/15/2028 ...................      Baa2     BBB            857,110
  22,300,000   International Bank of Reconstruction &
               Development, Zero Coupon, 8/20/2007, (NZD) ...............      Aaa      AAA          6,396,343
   4,050,000   Kmart Corp., 7.950%, 2/01/2023 ...........................      Baa3     BB+          2,727,634
     250,000   Kmart Corp., 9.440%, 7/01/2018 ...........................      Baa3     BB+            187,500
      66,000   Missouri Pacific Railroad Co., 4.250%, 1/01/2005 .........      Baa1     BBB+            60,665
   5,375,000   Nextel Communications, Inc.,
               0/9.750, 10/31/2007, (d)(h) ..............................      B1       B            3,923,750
   1,000,000   Nextel International, Inc., 0/12.125%, 4/15/2008 (d) .....      Caa1     B-             590,000
     500,000   Nextlink Communications, Inc.,
               0/12.125%, 12/01/2009 (d) ................................      B2       B              222,500
   1,405,000   PDVSA Finance Ltd., (yankee), 7.400%, 8/15/2016 ..........      Baa1     --           1,118,699
     275,000   Penney JC Company, Inc., 7.125%, 11/15/2023 ..............      Baa3     BBB-           132,014

     250,000   Phillips Van Heusen Corp., 7.750%, 11/15/2023 ............      Ba2      BB             181,250
     775,000   Pioneer Standard Electronics, Inc., 8.500%, 8/01/2006 ....      Baa3     BB             750,780
   2,500,000   RCN Corp., 0/11.125%, 10/15/2007, (d) ....................      B3       B-             900,000
   3,500,000   RCN Corp., 0/9.800%, 2/15/2008, (d) ......................      B3       B-           1,120,000


                 See accompanying notes to financial statements.              11

Investments as of December 31, 2000

Bonds and Notes -- continued

                                                                         Ratings (c) (unaudited)
                                                                         -----------------------
  Principal                                                                           Standard
   Amount      Description                                                   Moody's   & Poor's    Value (a)
---------------------------------------------------------------------------------------------------------------
               United States -- continued
$  1,000,000   Security Capital Industrial Trust, 7.625%, 7/01/2017, (REIT)    Baa1     BBB+      $    917,830
   3,500,000   Teligent, Inc., Series B, 0/11.500%, 3/01/2008 (d) .......      Caa1     CCC            280,000
   1,000,000   TRW, Inc., 7.750%, 6/01/2029 .............................      Baa1     BBB            819,591
   2,250,000   Westinghouse Electric Corp., 7.875%, 9/01/2023 ...........      A3       BBB+         2,276,550
     750,000   Williams Communications Group, Inc., 10.700%, 10/01/2007 .      B2       B+             577,500
   1,000,000   Woolworth Corp., 8.500%, 1/15/2022 .......................      B1       BB             720,000
   1,000,000   Woolworth Corp., Medium Term Note, 7.000%, 10/15/2002 B1 .      BB                      931,992
     500,000   Xerox Corp., 5.500%, 11/15/2003 ..........................      Ba1      BBB-           280,000
     750,000   XO Communications, Inc., 0/12.250%, 6/01/2009 (d) ........      B2       B              367,500
     699,000   Zenith Corp., 8.190%, 11/01/2009 .........................      --       --             104,850
                                                                                                  ------------
                                                                                                    44,333,851
                                                                                                  ------------
               Venezuela -- 2.3%
     500,000   Cerro Negro Finance Ltd., 144A, 7.900%, 12/01/2020 .......      Baa2     BBB+           425,570
   9,000,000   Republic of Venezuela, 9.250%, 9/15/2027 .................      B2       B            5,805,000
                                                                                                  ------------
                                                                                                     6,230,570
                                                                                                  ------------
               Total Non-Convertible Bonds (Identified Cost $229,952,109)                          205,705,661
                                                                                                  ------------

Common Stock -- 4.4%

   Shares
---------------------------------------------------------------------------------------------------------------
               British Virgin Islands -- 1.5%
     589,300   Sappi Ltd., (sponsored ADR) (j) ..........................                            4,198,762
                                                                                                  ------------
               Indonesia -- 0.2%
   6,786,500   PT Indah Kiat Pulp & Paper Corp. (IDR) ...................                              578,694
                                                                                                  ------------
               Thailand -- 0.3%
     122,000   Siam Commercial Bank PLC, 144A, (THB) (e) ................                               60,438
     122,000   Siam Commercial Bank PLC, Warrants (THB) (e) .............                                7,590
     260,000   Total Access Communications PLC (THB) ....................                              699,400
                                                                                                  ------------
                                                                                                       767,428
                                                                                                  ------------
               United States -- 2.4%
     162,900   Associated Estates Realty Corp. (REIT) ...................                            1,313,381
     177,100   Developers Diversified Realty Corp., (REIT) ..............                            2,357,644
      26,133   Hvide Marine, Inc. (e) ...................................                              238,464
     111,700   Simon Property Group, Inc. (REIT) ........................                            2,680,800
                                                                                                  ------------
                                                                                                     6,590,289
                                                                                                  ------------
               United Kingdom -- 0.0%
       1,500   Jazztel PLC, Warrants (e) ................................                               42,286
                                                                                                  ------------
               Total Common Stock (Identified Cost $13,830,877) .........                           12,177,459
                                                                                                  ------------

Preferred Stock -- 1.9%
---------------------------------------------------------------------------------------------------------------
               Philippines -- 0.5%

      42,800   Philippine Long Distance Telephone Co.,
               Series III, $3.500, 12/31/2049 (GDR) .....................                            1,508,700
                                                                                                  ------------


12              See accompanying notes to financial statements.

Investments as of December 31, 2000

Preferred Stock -- continued

   Shares      Description                                                                         Value (a)
---------------------------------------------------------------------------------------------------------------
               United States -- 1.4%
       2,720   Adelphia Business Solutions, Inc.,
               12.875%, 10/15/2007(f) ...................................                         $    680,000
       3,600   Archstone Communities Trust, Series B, 9.000% (REIT) .....                               89,100
      33,500   Arkansas Best Corp., Series A, $2.875, 12/31/2049 ........                            1,666,625
      35,000   Bethlehem Steel Corp., $3.500, 12/31/2049 ................                              280,000
       6,500   Camden Property Trust, Series A, $2.250, 12/31/2049 (REIT)                              169,000
      22,500   Owens Corning Capital LLC, $6.500, 5/10/2025 (e)(g) ......                               11,250
      12,500   Pacific Gas & Electric Co., 6.570%, 7/31/2007 ............                              200,000
      37,500   Rhythms Netconnections, Inc., Series F, $6.750, 3/03/2012                               110,625
      12,500   Western Gas Resources, Inc., $2.625, 12/31/2049 ..........                              567,187
                                                                                                  ------------
                                                                                                     3,773,787
                                                                                                  ------------
               Total Preferred Stock (Identified Cost $9,278,166) .......                            5,282,487
                                                                                                  ------------

Short Term Investment -- 3.9%

 Principal
  Amount
---------------------------------------------------------------------------------------------------------------
$ 10,633,000   Repurchase Agreement with State Street Bank and Trust Co.
               dated 12/29/2000 at 5.250% to be repurchased at
               $10,639,203 on 1/02/2001, collateralized by
               $10,690,000 U.S. Treasury Note at 6.250% due
               10/31/2001 with a value of $10,850,671 ...................                           10,633,000
                                                                                                  ------------
               Total Short Term Investment (Identified Cost $10,633,000)                            10,633,000
                                                                                                  ------------
               Total Investments -- 98.7% (Identified Cost $315,524,189)(b)                        271,054,723
               Other assets less liabilities ............................                            3,674,462
                                                                                                  ------------
               Total Net Assets -- 100% .................................                         $274,729,185
                                                                                                  ============

          (a)  See Note 1a of Notes to the Financial Statements.

          (b)  Federal Tax Information:

               At December 31, 2000, the net unrealized depreciation on investments based on cost for federal income tax purposes of $314,758,841 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                   there is an excess value over tax cost .................................       $ 14,449,426
                 Aggregate gross unrealized depreciation for all investments in which
                   there is an excess of tax cost over value ..............................        (58,153,544)
                                                                                                  ------------
                 Net unrealized depreciation ..............................................       $(43,704,118)
                                                                                                  ============
               At December 31, 2000 the Fund had a capital loss carryover of approximately $19,857,873 of which $13,337,197 expires on December
               31, 2007 and $6,520,676 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.


                  See accompanying notes to financial statements.             13

Investments as of December 31, 2000

--------------------------------------------------------------------------------

          (c) The ratings shown are believed to be the most recent ratings available at December 31, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

          (d) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.

          (e)  Non-income producing security.

          (f)  Pay in kind securities.

          (g) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

          (h) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

          (i) Variable rate demand note or floating rate security. The rate disclosed as of December 31, 2000.

          (j) All or a portion of this security was on loan to brokers at December 31, 2000.

      ADR/GDR  An American Depositary Receipt (ADR) or Global Depository Receipt
               (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

         REIT  Real Estate Investment Trust

         144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $28,128,023 or 10.2% of net assets.

Principal amount is stated in United States Dollars, unless otherwise noted as the currency below:

          ARS  Argentine Peso

          CAD  Canadian Dollars

          EUR  Euro Currency

          IDR  Indonesian Rupiah

          NZD  New Zealand Dollars

          THB  Thai Baht

          ZAR  South African Rand

Industry Concentrations of Investments at December 31, 2000 (unaudited)

  Government                 37.9%      Telecommunications-Cellular         3.3%
  Finance & Banking           8.6%      Real Estate Investment Trusts       3.0%
  Industrials                 6.2%      Oil & Gas-Exploration & Production  2.9%
  Electric                    5.7%      Supranational                       2.3%
  Telecommunication-Services  4.3%      Telecommunications                  2.1%


14               See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

December 31, 2000


ASSETS
   Investments at value (Identified cost $315,524,189) ........................                   $ 271,054,723
   Cash .......................................................................                             808
   Investments held as collateral for loaned securities .......................                       9,166,625
   Receivable for:
     Fund shares sold .........................................................                         564,026
     Dividends and interest ...................................................                       4,836,145
                                                                                                  -------------
                                                                                                    285,622,327

LIABILITIES
   Payable for:
     Collateral on securities loaned, at value ................................   $   9,166,625
     Securities purchased .....................................................         383,833
     Fund shares redeemed .....................................................         827,542
     Withholding taxes ........................................................           6,609
     Dividends declared .......................................................         204,027
   Accrued expenses:
     Transfer agent ...........................................................          40,380
     Management fees ..........................................................         146,883
     Deferred trustees' fees ..................................................          31,617
     Accounting and administrative ............................................           8,336
     Other ....................................................................          77,290
                                                                                  -------------
                                                                                                     10,893,142
                                                                                                  -------------
NET ASSETS ....................................................................                   $ 274,729,185
                                                                                                  =============
   Net Assets consist of:
     Paid in capital ..........................................................                   $ 336,290,723
     Undistributed (overdistributed) net investment income ....................                       2,653,453
     Accumulated net realized gain (loss) .....................................                     (19,752,624)
     Unrealized appreciation (depreciation) on investments and foreign currency                     (44,462,367)
                                                                                                  -------------
NET ASSETS ....................................................................                   $ 274,729,185
                                                                                                  =============

   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares
     ($116,986,467 / 10,835,817 shares of beneficial interest) ................                      $    10.80
                                                                                                     ==========
   Offering price per share (100 / 95.5 of $10.80) ............................                      $    11.31*
                                                                                                     ==========
   Net asset value and offering price of Class B shares
     ($120,199,658 / 11,134,981 shares of beneficial interest) ................                      $    10.79**
                                                                                                     ==========
   Net asset value of Class C shares
     ($37,208,428 / 3,450,401 shares of beneficial interest) ..................                      $    10.78**
                                                                                                     ----------

         Offering price per share (100 / 99.00 of $10.78) .....................                      $    10.89
                                                                                                     ==========
   Net asset value, offering and redemption price of Class Y shares
     ($334,632 / 30,968 shares of beneficial interest) ........................                      $    10.81
                                                                                                     ==========

* Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.               15

                             STATEMENT OF OPERATIONS

Year Ended December 31, 2000


INVESTMENT INCOME
     Dividends (net of foreign taxes of $22,189) .............................                   $  1,582,330
     Interest ................................................................                     26,978,119
     Securities lending income ...............................................                         37,318
                                                                                                 ------------
                                                                                                   28,597,767
   Expenses
     Management fees .........................................................   $  1,821,471
     Service fees - Class A ..................................................        307,109
     Service and distribution fees - Class  B ................................      1,246,660
     Service and distribution fees - Class C .................................        392,600
     Trustees' fees and expenses .............................................         16,362
     Accounting and administrative ...........................................        104,135
     Custodian ...............................................................        167,395
     Transfer agent - Class A, Class B, Class C ..............................        538,494
     Transfer agent - Class Y ................................................            142
     Audit and tax services ..................................................         47,466
     Legal ...................................................................          4,925
     Printing ................................................................         75,083
     Registration ............................................................         46,705
     Amortization of organization expense ....................................          4,503
     Miscellaneous ...........................................................         10,884
                                                                                 ------------
     Total expenses ..........................................................                      4,783,934
                                                                                                 ------------
     Net investment income ...................................................                     23,813,833
                                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS

   Realized gain (loss) on:
     Investments - net .......................................................     (5,526,377)
     Foreign currency transactions - net .....................................        (16,049)
                                                                                 ------------
     Net realized gain (loss) on investments and foreign currency transactions     (5,542,426)
                                                                                 ------------
   Unrealized appreciation (depreciation) on:
     Investments - net .......................................................    (17,600,976)
     Foreign currency transactions - net .....................................          4,807
                                                                                 ------------
     Net unrealized appreciation (depreciation) on investments
       and foreign currency transactions .....................................    (17,596,169)
                                                                                 ------------
   Net gain (loss) on investment transactions ................................                    (23,138,595)
                                                                                                 ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........................                   $    675,238
                                                                                                 ============


16               See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                  Year Ended December 31,
                                                                               ------------------------------
                                                                                    1999             2000
                                                                               -------------    -------------
FROM OPERATIONS
   Net investment income ...................................................   $  26,084,279    $  23,813,833
   Net realized gain (loss) on investments and foreign currency transactions     (12,179,304)      (5,542,426)
   Net unrealized appreciation (depreciation) on investments and
     foreign currency transactions .........................................      19,325,785      (17,596,169)
                                                                               -------------    -------------
   Increase (decrease) in net assets from operations .......................      33,230,760          675,238
                                                                               -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ...............................................................     (11,121,336)     (10,114,949)
     Class B ...............................................................     (10,486,796)      (9,337,429)
     Class C ...............................................................      (3,403,086)      (2,943,092)
     Class Y ...............................................................              (2)         (12,570)
   Net realized gain on investments
     Class A ...............................................................        (389,803)               0
     Class B ...............................................................        (401,214)               0
     Class C ...............................................................        (129,518)               0
   In excess of net realized gain on investments
     Class A ...............................................................         (23,287)               0
     Class B ...............................................................         (23,969)               0
     Class C ...............................................................          (7,737)               0
                                                                               -------------    -------------
                                                                                 (25,986,748)     (22,408,040)
                                                                               -------------    -------------
INCREASE (DECREASE) IN NET ASSETS DERIVED
  FROM CAPITAL SHARE TRANSACTIONS ..........................................     (21,198,379)       3,604,585
                                                                               -------------    -------------
Total increase (decrease) in net assets ....................................     (13,954,367)     (18,128,217)
                                                                               -------------    -------------
NET ASSETS
   Beginning of the year ...................................................     306,811,769      292,857,402
                                                                               -------------    -------------
   End of the year .........................................................   $ 292,857,402    $ 274,729,185
                                                                               =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the year .........................................................   $    (221,256)   $   2,653,453
                                                                               =============    =============


                 See accompanying notes to financial statements.              17

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                                 Class A
                                                ----------------------------------------------------------------------------
                                                                         Year Ended December 31,
                                                ----------------------------------------------------------------------------
                                                   1996             1997           1998           1999              2000
                                                -----------      -----------    -----------    -----------       -----------
Net Asset Value, Beginning of the Year ......   $     12.99      $     13.36    $     13.42    $     11.37       $     11.65
                                                -----------      -----------    -----------    -----------       -----------
Income From Investment Operations
Net Investment Income .......................          1.05             1.01           1.05           1.03              0.99(d)
Net Realized and Unrealized Gain (Loss)
  on Investments ............................          0.73             0.21          (1.30)          0.31             (0.91)
                                                -----------      -----------    -----------    -----------       -----------
Total From Investment Operations ............          1.78             1.22          (0.25)          1.34              0.08
                                                -----------      -----------    -----------    -----------       -----------
Less Distributions
Dividends From Net Investment Income ........         (1.05)           (1.01)         (1.05)         (1.02)            (0.93)
Distributions in Excess of Net
  Investment Income .........................          0.00             0.00           0.00           0.00              0.00
Distributions From Net Realized Capital Gains         (0.36)           (0.15)         (0.70)         (0.04)             0.00
Distributions in Excess of Net Realized
  Capital Gains .............................          0.00             0.00          (0.05)          0.00(b)           0.00
                                                -----------      -----------    -----------    -----------       -----------
Total Distributions .........................         (1.41)           (1.16)         (1.80)         (1.06)            (0.93)
                                                -----------      -----------    -----------    -----------       -----------
Net Asset Value, End of the Year ............   $     13.36      $     13.42    $     11.37    $     11.65       $     10.80
                                                ===========      ===========    ===========    ===========       ===========
Total Return (%)(a) .........................          14.5              9.3           (1.7)          12.2               0.7
Ratio of Operating Expenses to Average
  Net Assets (%) ............................          0.96(c)          1.18           1.19           1.21              1.24
Ratio of Net Investment Income to Average
  Net Assets (%) ............................          8.23             7.36           8.33           9.09              8.73
Portfolio Turnover Rate (%) .................            52               37             33             19                13
Net Assets, End of the Year (000) ...........   $    90,729      $   144,706    $   127,306    $   124,869       $   116,986

(a)  A sales charge is not reflected in total return calculations.

(b)  Amount is less than $0.01.

(c) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, the expense ratio would have been higher.

(d) Per share net investment income has been calculated using the average shares outstanding during the year.


18              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                                  Class B
                                                 ----------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                 ----------------------------------------------------------------------------
                                                     1996             1997           1998           1999              2000
                                                 -----------      -----------    -----------    -----------       -----------
Net Asset Value, Beginning of the Year .......   $     12.99      $     13.36    $     13.42    $     11.37       $     11.65
                                                 -----------      -----------    -----------    -----------       -----------
Income From Investment Operations
Net Investment Income ........................          0.95             0.91           0.95           0.94              0.90(d)
Net Realized and Unrealized Gain (Loss)
  on Investments .............................          0.73             0.21          (1.30)          0.31             (0.91)
                                                 -----------      -----------    -----------    -----------       -----------
Total From Investment Operations .............          1.68             1.12          (0.35)          1.25             (0.01)
                                                 -----------      -----------    -----------    -----------       -----------
Less Distributions
Dividends From Net Investment Income .........         (0.95)           (0.91)         (0.95)         (0.93)            (0.85)
Distributions in Excess of Net
  Investment Income ..........................          0.00             0.00           0.00           0.00              0.00
 Distributions From Net Realized Capital Gains         (0.36)           (0.15)         (0.70)         (0.04)             0.00
Distributions in Excess of Net Realized

  Capital Gains ..............................          0.00             0.00          (0.05)          0.00(a)           0.00
                                                 -----------      -----------    -----------    -----------       -----------
Total Distributions ..........................         (1.31)           (1.06)         (1.70)         (0.97)            (0.85)
                                                 -----------      -----------    -----------    -----------       -----------
Net Asset Value, End of the Year .............   $     13.36      $     13.42    $     11.37    $     11.65       $     10.79
                                                 ===========      ===========    ===========    ===========       ===========
Total Return (%)(b) ..........................          13.7              8.5           (2.5)          11.3              (0.2)
Ratio of Operating Expenses to Average
  Net Assets (%) .............................          1.71(c)          1.93           1.94           1.96              1.99
Ratio of Net Investment Income to Average
  Net Assets (%) .............................          7.48             6.61           7.58           8.34              7.98
Portfolio Turnover Rate (%) ..................            52               37             33             19                13
Net Assets, End of the Year (000) ............   $    93,408      $   146,083    $   134,049    $   127,723       $   120,200

(a)  Amount is less than $0.01

(b) A contingent deferred sales charge is not reflected in total return calculations.

(c) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, the expense ratio would have been higher.

(d) Per share net investment income has been calculated using the average shares outstanding during the year.


                 See accompanying notes to financial statements.              19

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                                                Class C
                                                -----------------------------------------------------------------------
                                                                        Year Ended December 31,
                                                ------------------------------------------------------------------------
                                                   1996             1997          1998          1999             2000
                                                ----------       ----------    ----------    ----------       ----------
Net Asset Value, Beginning of the Year ......   $    12.99       $    13.35    $    13.41    $    11.36       $    11.64
                                                ----------       ----------    ----------    ----------       ----------
Income From Investment Operations
Net Investment Income .......................         0.95             0.91          0.95          0.94             0.90(d)
Net Realized and Unrealized Gain (Loss)
  on Investments ............................         0.72             0.21         (1.30)         0.31            (0.91)
                                                ----------       ----------    ----------    ----------       ----------
Total From Investment Operations ............         1.67             1.12         (0.35)         1.25            (0.01)
                                                ----------       ----------    ----------    ----------       ----------
Less Distributions
Dividends From Net Investment Income ........        (0.95)           (0.91)        (0.95)        (0.93)           (0.85)
Distributions in Excess of Net
  Investment Income .........................         0.00             0.00          0.00          0.00             0.00
Distributions From Net Realized Capital Gains        (0.36)           (0.15)        (0.70)        (0.04)            0.00
Distributions in Excess of Net Realized
  Capital Gains .............................         0.00             0.00         (0.05)         0.00(a)          0.00
                                                ----------       ----------    ----------    ----------       ----------
Total Distributions .........................        (1.31)           (1.06)        (1.70)        (0.97)           (0.85)
                                                ----------       ----------    ----------    ----------       ----------
Net Asset Value, End of the Year ............   $    13.35       $    13.41    $    11.36    $    11.64       $    10.78
                                                ==========       ==========    ==========    ==========       ==========
Total Return (%)(b) .........................         13.6              8.5          (2.5)         11.3             (0.2)
Ratio of Operating Expenses to Average
  Net Assets (%) ............................         1.71(c)          1.93          1.94          1.96             1.99
Ratio of Net Investment Income to Average
  Net Assets (%) ............................         7.48             6.61          7.58          8.34             7.98

Portfolio Turnover Rate (%) .................           52               37            33            19               13
Net Assets, End of the Year (000) ...........   $   31,746       $   56,515    $   45,457    $   40,265       $   37,208

(a)  Amount is less than $0.01.

(b) A sales charge and contingent deferred sales charge are not reflected in total return calculations.

(c) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, the expense ratio would have been higher.

(d) Per share net investment income has been calculated using the average shares outstanding during the year.


20               See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                              Class Y
                                                   ----------------------------
                                                   December 1(a)
                                                      through      Year Ended
                                                    December 31,   December 31,
                                                       1999           2000
                                                   -------------   ------------
Net Asset Value, Beginning of the Period .........   $  11.45       $  11.65
                                                     --------       --------
Income From Investment Operations
Net Investment Income ............................       0.86           0.96(d)
Net Realized and Unrealized Gain (Loss)
  on Investments .................................      (0.56)         (0.84)
                                                     --------       --------
Total From Investment Operations .................       0.30           0.12
                                                     --------       --------
Less Distributions
Dividends From Net Investment Income .............      (0.10)         (0.96)
Distributions in Excess of Net
  Investment Income ..............................       0.00           0.00
Distributions From
  Net Realized Capital Gains .....................       0.00           0.00
Distributions in Excess of Net Realized
  Capital Gains ..................................       0.00(b)        0.00
                                                     --------       --------
Total Distributions ..............................      (0.10)         (0.96)
                                                     --------       --------
Net Asset Value, End of the Period ...............   $  11.65       $  10.81
                                                     ========       ========
Total Return (%) .................................        2.7            1.0
Ratio of Operating Expenses to Average
  Net Assets (%) .................................       0.96(c)        0.90
Ratio of Net Investment Income to
  Average Net Assets (%) .........................       9.34(c)        9.07
Portfolio Turnover Rate (%) ......................         19             13
Net Assets, End of the Period (000) ..............   $    0.2       $    335

(a)  Commencement of operations.

(b)  Amount is less than $0.01.

(c)  Computed on an annualized basis.

(d) Per share net investment income has been calculated using the average shares outstanding during the year.


                 See accompanying notes to financial statements.              21

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000


1. Significant Accounting Policies. The Nvest Strategic Income Fund (the "Fund") is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks high current income with a secondary objective of capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 are not subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares. Class Y shares do not pay a front end load, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

For the Year Ended December 31, 2000


b. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rates.

c. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The accumulative effect of adopting this accounting principle will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

d. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

e. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for mortgage backed securities, real estate investment trust adjustments, organizational costs, foreign currency gains and losses and differences in income accrual for certain holdings for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

For the Year Ended December 31, 2000


f. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g. Organization Expense. Costs incurred in 1995 in connection with the Fund's organization and initial registration amounting to $67,920 were paid by the Fund and were fully amortized over 60 months beginning May 1, 1995.

2. Purchases and Sales of Securities. For the year ended December 31, 2000 purchases and sales of securities (excluding short-term investments) were $22,993,816 and $46,362,203 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets and 0.60% of such assets in excess of $200 million reduced by the payment to the Fund's investment subadviser, Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees earned by Nvest Management and Loomis Sayles under the management and subadvisery agreements in effect during the year ended December 31, 2000 are as follows:

                      Fees Earned
                      -----------
                      Nvest Management      $  860,735
                      Loomis Sayles            960,736
                                            ----------
                                            $1,821,471
                                            ==========

The effective management fee for the year ended December 31, 2000 was 0.63 %.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of Nvest Funds' average daily net assets and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $104,135 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the fund for out of pocket expenses. Class Y

For the Year Ended December 31, 2000


shares bear a transfer agent fee of 0.10% of average daily net assets. For the year ended December 31, 2000, the Fund paid NSC $395,755 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement for Class A, Class B and Class C.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $307,109 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $311,665 and $98,150 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $934,995 and $294,450 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors of shares of the Fund during the year ended December 31, 2000 amounted to $659,041.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

For the Year Ended December 31, 2000


4. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                         Year Ended December 31,
                                                        ------------------------------------------------------------
                                                                    1999                           2000
                                                        ----------------------------    ----------------------------
 Class A                                                   Shares          Amount          Shares          Amount
--------                                                ------------    ------------    ------------    ------------
  Shares sold .......................................      1,785,154    $ 20,839,875       2,213,180    $ 25,281,376
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............        736,089       8,549,347         701,656       7,899,022
    Distributions from net realized gain ............         31,800         362,837               0               0
                                                        ------------    ------------    ------------    ------------
                                                           2,553,043      29,752,059       2,914,836      33,180,398
  Shares repurchased ................................     (3,031,274)    (35,226,587)     (2,796,975)    (31,690,868)
                                                        ------------    ------------    ------------    ------------
  Net increase (decrease) ...........................       (478,231)   $ (5,474,528)        117,861    $  1,489,530
                                                        ------------    ------------    ------------    ------------

                                                                          Year Ended December 31,
                                                        ------------------------------------------------------------
                                                                     1999                           2000
                                                        ----------------------------    ----------------------------
Class B                                                    Shares           Amount         Shares          Amount
-------                                                 ------------    ------------    ------------    ------------
  Shares sold .......................................      1,466,960    $ 17,085,174       2,029,777    $ 23,008,589
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............        587,333       6,820,440         550,085       6,189,182
    Distributions from net realized gain ............         28,144         321,125               0               0
                                                        ------------    ------------    ------------    ------------
                                                           2,082,437      24,226,739       2,579,862      29,197,771
  Shares repurchased ................................     (2,909,430)    (33,741,391)     (2,408,804)    (27,321,187)
                                                        ------------    ------------    ------------    ------------
  Net increase (decrease) ...........................       (826,993)   $ (9,514,652)        171,058    $  1,876,584
                                                        ------------    ------------    ------------    ------------

                                                                         Year Ended December 31,
                                                        ------------------------------------------------------------
                                                                    1999                           2000
                                                        ----------------------------    ----------------------------
Class C                                                    Shares           Amount         Shares          Amount
-------                                                 ------------    ------------    ------------    ------------
  Shares sold .......................................        505,563    $  5,852,124         602,299    $  6,832,461
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............        220,279       2,555,812         200,658       2,257,365
    Distributions from net realized gain ............          9,937         113,282               0               0
                                                        ------------    ------------    ------------    ------------
                                                             735,779       8,521,218         802,957       9,089,826
  Shares repurchased ................................     (1,278,107)    (14,730,584)       (812,058)     (9,201,152)
                                                        ------------    ------------    ------------    ------------
  Net increase (decrease) ...........................       (542,328)   $ (6,209,366)         (9,101)   $   (111,326)
                                                        ------------    ------------    ------------    ------------

For the Year Ended December 31, 2000


                                                           December 1, 1999 (a) to               Year Ended
                                                              December 31, 1999               December 31, 2000
                                                        ----------------------------    ----------------------------
Class Y                                                    Shares          Amount          Shares          Amount
-------                                                 ------------    ------------    ------------    ------------
  Shares sold .......................................             15    $        167          33,074    $    374,798
    Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............              0               0           1,129          12,412
                                                        ------------    ------------    ------------    ------------
                                                                  15             167          34,203         387,210
  Shares repurchased ................................              0               0          (3,250)        (37,413)
                                                        ------------    ------------    ------------    ------------
  Net increase (decrease) ...........................             15    $        167          30,953    $    349,797
                                                        ------------    ------------    ------------    ------------
  Increase (decrease) derived from capital
    shares transactions .............................     (1,847,537)   $(21,198,379)        310,771    $  3,604,585
                                                        ============    ============    ============    ============

(a)  Commencement of operations.

5. Line of Credit. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2000.

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 2000, the Fund loaned securities having a market value of $8,264,831 and collateralized by cash in the amount of $9,166,625 which was invested in a short-term investment.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust I
and the Shareholders of the Nvest Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Strategic Income Fund (the "Fund"), a series of Nvest Funds Trust I, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION


Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

          Voted For      Voted Against    Abstained Votes    Total Votes
       --------------    -------------    ---------------  --------------
       15,718,368.983     139,318.194       355,876.671    16,213,563.848

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Loomis, Sayles & Company, L.P.

          Voted For      Voted Against    Abstained Votes    Total Votes
       --------------    -------------    ---------------  --------------
       15,762,204.445     122,383.515       328,975.888    16,213,563.848

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                            Affirmative        Withheld           Total
                          ---------------    -------------    ---------------
Graham T. Allison, Jr.    231,271,092.896    7,321,155.651    238,592,248.547
Daniel M. Cain            231,282,396.662    7,309,851.885    238,592,248.547
Kenneth J. Cowan          231,302,361.351    7,289,887.196    238,592,248.547
Richard Darman            231,295,499.277    7,296,749.270    238,592,248.547
Sandra O. Moose           231,298,397.966    7,293,850.581    238,592,248.547
John A. Shane             231,356,664.464    7,235,584.083    238,592,248.547
Peter S. Voss             231,288,476.713    7,303,771.834    238,592,248.547
Pendleton P. White        231,230,527.401    7,361,721.146    238,592,248.547
John T. Hailer            231,453,185.052    7,139,063.495    238,592,248.547

                             REGULAR INVESTING PAYS


                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]



Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                             SAVING FOR RETIREMENT

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------


With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]



Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------


Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Yield - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

Maturity - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

Duration - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

Treasuries - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

Municipal Bond - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                  NVEST FUNDS

                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                             INVESTMENT MANAGERS

      AEW Management and Advisors               Loomis, Sayles & Company
            Back Bay Advisors                  Montgomery Asset Management
        Capital Growth Management               RS Investment Management
     Harris Associates/Oakmark Funds          Vaughan, Nelson, Scarborough
        Janus Capital Corporation                     & McCullough
             Jurika & Voyles                  Westpeak Investment Advisors
              Kobrick Funds


   For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                                ----------------
                                                                    PRESORT
Nvest Funds(SM)                                                     STANDARD
Where The Best Minds Meet(R)                                      U.S. POSTAGE
                                                                      PAID
---------------------                                             BROCKTON, MA
    P.O. Box 8551                                                PERMIT NO. 770
                                                                ----------------
Boston, Massachusetts

      02266-8551
---------------------

    www.nvest.com

                              To the household of:


DROWNING IN PAPER?
Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
          Get your next Nvest
          Fund report online.

*not available for Corporate Retirement Plans and Simple IRAs


                 ST56-1200

[RECYCLING LOGO] Printed On Recycled Paper

Nvest Funds(SM)
Where The Best Minds Meet(R)

Nvest Star
Value Fund





                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)





Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks
- those that appear undervalued relative to their earnings and assets - revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                  /s/ John T. Hailer


*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

                             NVEST STAR VALUE FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Star Value Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged, and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

       12/31/90         10000          9425
       12/31/91         12711         11980
       12/31/92         14825         13972
       12/31/93         17343         16346
       12/31/94         17101         16118
       12/31/95         22628         21327
       12/31/96         28581         26937
       12/31/97         34567         32580
       12/31/98         37011         34883
       12/31/99         34450         32469
       12/31/00         35147         33126


This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or a loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

*Restructured as an Nvest Star fund in February 2000.

                             NVEST STAR VALUE FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
   Class A (Inception 11/28/95)                1 Year              5 Years                10 Years

    Net Asset Value1                             2.03%               9.21%                  13.39%
    With Maximum Sales Charge(2)                -3.79                7.91                   12.73
------------------------------------------------------------------------------------------------------
    Class B (Inception 9/13/93)                1 Year              5 Years             Since Inception

    Net Asset Value(1)                           1.28%               8.39%                  10.31%
    With CDSC(3)                                -3.73                8.15                   10.31
------------------------------------------------------------------------------------------------------
    Class C (Inception 12/30/94)               1 Year              5 Years             Since Inception

    Net Asset Value(1)                           1.13%               8.38%                  11.90%
    With Maximum Sales Charge and CDSC(3)       -0.84                8.16                   11.72
------------------------------------------------------------------------------------------------------
    Class Y (Inception 3/31/94)                1 Year              5 Years             Since Inception

    Net Asset Value(1)                           2.57%               9.53%                  11.94%
------------------------------------------------------------------------------------------------------

                                                                              Since       Since       Since
                                                                              Fund's      Fund's      Fund's
                                                                              Class B     Class C     Class Y
    Comparative Performance                1 Year     5 Years    10 Years     Incept.     Incept.     Incept.
    Russell 1000 Value Index(4)            7.01%      16.91%      17.37%      16.11%      20.24%      18.07%
    Morningstar Large Cap Value Average(5) 5.47       13.91       14.95       14.08       17.05       15.43
    Lipper Multi-Cap Value Average(6)      8.86       13.71       15.14       13.92       16.53       15.01
-------------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Loomis Sayles, the Fund's manager since July 1, 1996, was joined by Harris Associates; Vaughan, Nelson and Westpeak upon the restructuring of the Fund to a multi-manager Nvest Star fund in February 2000. Results for earlier periods reflect performance under previous subadvisers. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000 are subject to the 1.00% sales charge. Class C share accounts established prior to December 1, 2000 are not subject to the 1.00% sales charge.

(4) Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000, selected for their value orientation. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(5) Morningstar Large Cap Value Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(6) Lipper Multi-Cap Value Average is the average performance without sales charges at net asset value of mutual funds with a similar current investment style or objective as determined by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

                             NVEST STAR VALUE FUND

                                                            Performance Overview
--------------------------------------------------------------------------------

For the 12 months ended December 31, 2000, Nvest Star Value Fund's Class A shares had a total return of 2.03% based on net asset value. The Fund's benchmark, the Russell 1000 Value Index, returned 7.01% for the same period.

The Star concept is designed to broaden diversification

Nvest Star Value Fund was restructured as an Nvest Star fund in February 2000, when it took its present name. The Fund is now composed of four portfolio segments, each managed by a different investment management team. The extra diversification of employing four Best Minds that don't always think alike is designed to balance out market swings over time. Each shareholder's assets are exposed to different investment styles and strategies, as well as spread among a broad array of individual securities.

After a long absence, value is back in the spotlight

The year began with a pattern carried over from 1999, as high-growth technology stocks reached all-time highs. However, the mood of the market shifted as the year progressed. Stocks with high valuations -- most of them leaders in new technologies -- led the decline as the economy slowed. Value stocks -- usually companies in more traditional market sectors -- became more attractive to investors. (Value stocks are defined as shares selling at prices that analysts believe do not reflect the full value of a company's assets or growth potential.) The downturn in growth stocks eventually spread to the broader market, and value stocks were volatile during the third quarter. However, for the year 2000 as a whole, value stocks generated positive returns, while many other areas of the market declined.

The economy is slower

In the course of last year, the Federal Reserve Board continued the program it began in 1999, raising interest rates in an effort to slow the pace of economic growth and reduce inflationary pressures. After boosting rates three times in the first half of 2000, the Fed took no action for the rest of the year. By the fourth quarter, it became clear that the growth rate was slowing. According to figures announced in December, the annual growth rate of the U.S. economy dropped from 5.6% in the second quarter to 2.2% in the third quarter. Concerns about inflation began to be replaced by the threat of a possible recession, and the Fed began to hint that it would reverse its policies and ease credit in 2001.

                             NVEST STAR VALUE FUND

--------------------------------------------------------------------------------


The Fund's investment managers use different strategies

Each of Nvest Star Value Fund's portfolio segments is diversified by sector and by industry, and companies of virtually every size are represented, but a search for value is the common denominator. Harris/Oakmark concentrates on mid- and large-sized companies priced at a deep discount. Vaughan, Nelson, Scarborough and McCullough (VNSM) looks for stocks selling at low prices relative to their dividend yield. Westpeak relies on research and discipline to select stocks based on value and growth potential, while Loomis Sayles focuses on large-cap stocks with low valuations and strong earnings prospects.

Harris/Oakmark's deep discount approach was a positive this year. Technology and consumer discretionary companies (radio, telephone, advertising and restaurants) accounted for a large portion of this segment's assets.

In the VNSM segment, carefully selected stocks in healthcare, financial services and oil conglomerates were positives this year. However, the utility and consumer discretionary areas proved disappointing.

The largest sectors in the Westpeak segment were technology and healthcare stocks, with relatively little emphasis in the consumer discretionary, financial services and utility sectors. The financial services area of this portfolio segment was one of the biggest contributors to performance, even though it was a relatively small position. However, overall results for this segment were negative this year.

The best results in the Loomis Sayles segment in 2000 came from its investments in healthcare, financial services and consumer staples. Its holdings in technology and consumer discretionary stocks did not perform as well, but the segment as a whole provided positive results.

The outlook for value stocks continues to be positive

Going forward, slowing corporate profits are likely to keep the market volatile, at least in the short term. In this kind of environment, more defensive businesses -- including food, some retailers and utility companies -- may perform better than some of the higher risk/return areas of the market. Typically, during times of uncertainty, investors tend to seek safe havens and place greater emphasis on quality and value.

                             NVEST STAR VALUE FUND

--------------------------------------------------------------------------------
It is also important to bear in mind that slower growth is not the same as a recession. What's more, the Federal Reserve seems to have shifted to a more accommodative policy, beginning with the rate cut of 50 basis points (0.5%), announced on January 3, 2001. In the coming year, if the economy grows at a slow, non-inflationary rate, we believe value stocks will continue to be popular with investors, which should benefit shareholders of Nvest Star Value Fund.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Star Value Fund may invest in foreign securities, which have special risks. Value stocks can fall out of favor with investors and may underperform growth stocks during certain market conditions. These risks affect your investment's value. Share price and return will vary, and you may have a gain or loss when you sell your shares.

         Top 10 Portfolio Sectors -- 12/31/00
                                              % of
     Sector                                Net Assets

 1.  Banks                                    10.2
 2.  Financial Services                        6.1
 3.  Insurance                                 5.9
 4.  Telecommunications                        5.9
 5.  Computer Software & Services              4.7
 6.  Drugs & Healthcare                        4.2
 7.  Domestic Oil                              4.0
 8.  Consumer Goods & Services                 3.2
 9.  Investment Banking/Broker/Management      2.7
10.  Computer Hardware                         2.6

Portfolio holdings and asset allocations will vary.

         Top 10 Portfolio Holdings -- 12/31/00

                                              % of
       Company                             Net Assets

 1.  Exxon Mobil Corp.                         3.6
 2.  Citigroup, Inc.                           3.2
 3.  Electronic Data Systems Corp.             2.1
 4.  Toys R Us, inc.                           2.1
 5.  Wells Fargo & Co.                         1.8
 6.  ACE, Ltd.                                 1.7
 7.  Washington Mutual, Inc.                   1.7
 8.  Merck & Co.                               1.7
 9.  American International Group, Inc.        1.7
10.  Mattel, Inc.                              1.6

Portfolio holdings and asset allocations will vary.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000


Common Stock -- 98.8% of Total Net Assets

   Shares Description                                                 Value (a)
--------------------------------------------------------------------------------
          Aerospace -- 0.9%
    9,300 Boeing Co. ........................................       $   613,800
   10,000 Honeywell International, Inc. .....................           473,125
    9,800 United Technologies Corp. .........................           770,525
                                                                    -----------
                                                                      1,857,450
                                                                    -----------
          Aerospace/Defense -- 0.7%
   12,000 General Dynamics Corp. ............................           936,000
    7,000 Northrop Grumman Corp. ............................           581,000
                                                                    -----------
                                                                      1,517,000
                                                                    -----------
          Airlines -- 0.3%
    3,500 AMR Corp. (c) .....................................           137,156
   11,900 Delta Air Lines, Inc. .............................           597,232
                                                                    -----------
                                                                        734,388
                                                                    -----------
          Automotive -- 1.0%
   90,667 Ford Motor Co. ....................................         2,125,008
                                                                    -----------
          Auto & Related -- 0.4%
   17,200 General Motors Corp. ..............................           876,125
                                                                    -----------
          Banks -- 10.2%
   10,300 BancWest Corp. ....................................           269,088
   43,750 Bank of New York Co., Inc. ........................         2,414,453
   76,050 Chase Manhattan Corp. .............................         3,455,522
  131,599 Citigroup, Inc. ...................................         6,719,774
   13,755 Commerce Bancshares, Inc. .........................           584,587
   61,000 FleetBoston Financial Corp. .......................         2,291,312
   24,200 Golden State Bancorp, Inc. ........................           760,787
    3,400 Northern Trust Corp. ..............................           277,313
   14,000 PNC Bancorp, Inc. .................................         1,022,875
    3,100 UnionBanCal Corp. .................................            74,594
   67,500 Wells Fargo & Co. .................................         3,758,906
                                                                    -----------
                                                                     21,629,211
                                                                    -----------
          Banks & Thrifts -- 0.3%
   20,000 Bank One Corp. ....................................           732,500
                                                                    -----------
          Beverages-Alcoholic -- 0.9%
    1,100 Adolph Coors Co., Class B .........................            88,344
   35,700 Anheuser-Busch Co., Inc. ..........................         1,624,350
    1,900 Brown-Forman Corp., Class B .......................           126,350
                                                                    -----------
                                                                      1,839,044
                                                                    -----------
          Broadcasting -- 0.3%
  45,000  AT&T Corp., Liberty Media Group,
          Class A (c) ........................................          610,313
                                                                    -----------
          Building & Related -- 2.2%
  15,900  Lennar Corp. .......................................          576,375
  50,000  Martin Marietta Materials, Inc. ....................        2,115,000
  85,000  USG Corp. ..........................................        1,912,500
                                                                    -----------
                                                                      4,603,875
                                                                    -----------
          Chemicals-Major -- 0.4%
  21,100  Dow Chemical Co. ...................................          772,788
                                                                    -----------
          Chemicals-Specialty -- 0.6%
   5,500  Ashland, Inc. ......................................          197,395
   4,100  FMC Corp. ..........................................          293,919
  17,000  Praxair, Inc. ......................................          754,375
                                                                    -----------
                                                                      1,245,689
                                                                    -----------
          Communication Services -- 0.6%
  59,500  Motorola, Inc. .....................................        1,204,875
                                                                    -----------
          Computer Hardware -- 2.6%
  23,700  Apple Computer, Inc. ...............................          352,537
  38,200  Cisco Systems, Inc. (c) ............................        1,461,150
  22,050  Compaq Computer Corp. ..............................          331,853
  36,700  Dell Computer Corp. (c) ............................          639,956
   4,400  EMC Corp. (c) ......................................          292,600
  43,200  Hewlett-Packard Co. ................................        1,363,500
   7,100  International Business Machines Corp................          603,500
  12,800  Sun Microsystems, Inc. (c) .........................          356,800
                                                                    -----------
                                                                      5,401,896
                                                                    -----------
          Computer Software & Services -- 4.8%
   78,000 Electronic Data Systems Corp. .....................         4,504,500
    3,500 Jack Henry & Associates, Inc. .....................           217,437
   41,800 Microsoft Corp. (c) ...............................         1,813,075
  160,000 NOVA Corp. (c) ....................................         3,190,000
    8,300 Sybase, Inc. (c) ..................................           164,444
    3,100 VERITAS Software Corp. ............................           271,250
                                                                    -----------
                                                                     10,160,706
                                                                    -----------
          Consumer Durables -- 1.1%
   70,000 Maytag Corp. ......................................         2,261,875
   10,400 Steelcase, Inc. ...................................           144,300
                                                                    -----------
                                                                      2,406,175
                                                                    -----------
          Consumer Goods & Services -- 3.2%
   14,600 Black & Decker Corp. ..............................           573,050
   18,500 Colgate-Palmolive Co. .............................         1,194,175
   11,000 Kimberly-Clark Corp. ..............................           777,590
  240,000 Mattel, Inc. ......................................         3,465,600
   28,400 Newell Rubbermaid, Inc. ...........................           646,100
                                                                    -----------
                                                                      6,656,515
                                                                    -----------

6               See accompanying notes to financial statements.

Investments as of December 31, 2000

Common Stock -- continued

   Shares Description                                                 Value (a)
--------------------------------------------------------------------------------
          Diversified Conglomerates -- 0.4%
  108,300 U.S. Industries, Inc. .............................       $   866,400
                                                                    -----------
          Domestic Oil -- 4.0%
    5,250 Chevron Corp. .....................................           443,297
   87,600 Exxon Mobil Corp. .................................         7,615,725
    7,500 Texaco, Inc. ......................................           465,937
                                                                    -----------
                                                                      8,524,959
                                                                    -----------
          Drugs & Healthcare -- 4.2%
   31,600 Bristol-Myers Squibb Co. ..........................         2,336,425
   38,100 Merck & Co. .......................................         3,567,112
   39,400 Pfizer, Inc. ......................................         1,812,400
   14,280 Pharmacia & Upjohn, Inc. ..........................           871,080
    6,300 Schering-Plough Corp. .............................           357,525
                                                                    -----------
                                                                      8,944,542
                                                                    -----------
          Electric Utilities -- 1.7%
   18,000 Constellation Energy Group ........................           811,125
   10,000 Duke Power Co. ....................................           852,500
   10,500 FPL Group, Inc. ...................................           753,375
    5,800 PPL Corp. .........................................           262,088
   21,700 Reliant Energy, Inc. ..............................           939,881
                                                                    -----------
                                                                      3,618,969
                                                                    -----------
          Electrical Equipment -- 0.0%
    6,700 KEMET Corp. (c) ..................................            101,338
                                                                    -----------
          Electronics -- 2.4%
   16,900 AVX Corp. ........................................            276,737
    3,200 Corning, Inc. ....................................            169,000
   12,500 Emerson Electric Co. .............................            985,156
   14,000 Koninklijke (Royal) Philips
          Electronics NV (ADR) .............................            507,500
   17,300 Molex, Inc. ......................................            614,150
   10,700 Nortel Networks Corp. ............................            343,069
   14,900 STMicroelectronics NV ............................            637,906
   35,000 Teradyne, Inc. (c) ...............................          1,303,750
   10,900 Vishay Intertechnology, Inc. .....................            164,863
                                                                    -----------
                                                                      5,002,131
                                                                    -----------
          Electronics-Equipment -- 0.1%
    4,500 Deere & Co. ......................................            206,156
                                                                    -----------
          Energy -- 0.6%
   19,000 Exelon Corp. .....................................          1,333,990
                                                                    -----------
          Energy Reserves -- 0.1%
    7,500 Occidental Petroleum Corp. .......................            181,875
                                                                    -----------
          Financial Services -- 6.1%
  120,000 Equifax, Inc. ....................................          3,442,500
    6,300 Erie Indemnity Co. ...............................            187,819
   37,600 Fannie Mae .......................................          3,261,800
   26,000 Firstar Corp. ....................................            604,500
    7,500 Hartford Financial Services
          Group, Inc .......................................            529,687
   13,000 Household International, Inc. ....................            715,000
    3,200 J.P. Morgan & Co., Inc. ..........................            529,600
   68,800 Washington Mutual, Inc. ..........................          3,650,700
                                                                    -----------
                                                                     12,921,606
                                                                    -----------
          Food & Beverages -- 1.7%
   15,300 Pepsi Bottling Group, Inc. .......................            611,044
   40,200 PepsiCo, Inc. ....................................          1,992,412
    5,000 Sysco Corp. ......................................            150,000
   34,000 The Kroger Co. ...................................            920,125
                                                                    -----------
                                                                      3,673,581
                                                                    -----------
          Foods -- 0.8%
   16,100 Archer-Daniels-Midland Co. .......................            241,500
   15,000 Quaker Oats Co. ..................................          1,460,625
                                                                    -----------
                                                                      1,702,125
                                                                    -----------
          Healthcare-Managed Care -- 0.2%
    6,800 UnitedHealth Group, Inc. .........................            417,350
                                                                    -----------
          Health Care-Products -- 0.8%
   12,200 DENTSPLY International, Inc. .........................        477,325
   11,300 Johnson & Johnson, Inc. ..............................      1,187,206
                                                                    -----------
                                                                      1,664,531
                                                                    -----------
          Health Care-Services -- 2.1%
   60,800 HCA-The Healthcare Co. ...............................      2,675,808
   36,600 Tenet Healthcare Corp. (c) ...........................      1,626,412
    1,200 Wellpoint Health Networks, Inc. (c) ..................        138,300
                                                                    -----------
                                                                      4,440,520
                                                                    -----------
          Home Builders -- 0.1%
    5,900 Centex Corp. .........................................        221,619
                                                                    -----------
          Industrial Parts -- 0.1%
    3,200 ITT Industries, Inc. .................................        124,000
                                                                    -----------
          Information Services -- 1.5%
    3,800 Automatic Data Processing, Inc. ......................        240,587
  110,000 Ceridian Corp. .......................................      2,193,125
    2,300 Convergys Corp. (c) ..................................        104,219
    1,600 Omnicom Group, Inc. ..................................        132,600
    6,500 SunGard Data Systems, Inc. (c) .......................        306,312
    2,500 TMP Worldwide, Inc. ..................................        137,500
    5,500 West Teleservices Corp. ..............................        154,688
                                                                    -----------
                                                                      3,269,031
                                                                    -----------


                See accompanying notes to financial statements.                7

Investments as of December 31, 2000

Common Stock -- continued

   Shares Description                                               Value (a)
--------------------------------------------------------------------------------
          Insurance -- 5.9%
   86,500 ACE, Ltd. ............................................    $ 3,670,844
   28,000 American General Corp. ...............................      2,282,000
   36,000 American International Group, Inc. ...................      3,548,250
   60,000 Conseco, Inc. ........................................        791,250
   22,800 John Hancock Financial Services, Inc. ................        857,850
    4,900 Marsh & McLennan Co., Inc. ...........................        573,300
    7,500 XL Capital Ltd. ......................................        655,312
                                                                    -----------
                                                                     12,378,806
                                                                    -----------
          Internet -- 0.1%
    6,100 CNET Networks, Inc. (c) ..............................         97,505
    4,800 Inktomi Corp. (c) ....................................         85,800
    7,700 Vitria Technology, Inc. ..............................         59,675
                                                                    -----------
                                                                        242,980
                                                                    -----------
          Investment Banking/Broker/Management -- 2.7%
   3,900  A.G. Edwards, Inc. ...................................        185,006
  16,000  Lehman Brothers Holdings, Inc. .......................      1,082,000
  33,800  Merrill Lynch & Co., Inc. ............................      2,304,738
  15,800  Morgan Stanley Dean Witter & Co. .....................      1,252,150
   7,500  The Goldman Sachs Group, Inc. ........................        802,031
                                                                      ---------
                                                                      5,625,925
                                                                      ---------
          Leisure -- 0.9%
  69,050  The Walt Disney Co. ..................................      1,998,134
                                                                      ---------
          Life Insurance -- 1.1%
  14,400  CIGNA Corp. ..........................................      1,905,120
   7,400  The MONY Group, Inc. .................................        365,837
                                                                      ---------
                                                                      2,270,957
                                                                      ---------
          Machinery -- 0.4%
  13,500  Applied Materials, Inc. ..............................        515,532
  10,100  Dover Corp. ..........................................        409,681
                                                                      ---------
                                                                        925,213
                                                                      ---------
          Manufacturing -- 0.4%
    6,200 Minnesota Mining & Manufacturing Co. ...............          747,100
                                                                     ----------
          Manufacturing-Diversified -- 2.3%
   60,000 Cooper Industries, Inc. ............................        2,756,250
   44,400 General Electric Co. ...............................        2,128,425
                                                                     ----------
                                                                      4,884,675
                                                                     ----------
          Medical Products & Supplies -- 1.9%
   39,050 Baxter International, Inc. .........................        3,448,603
    4,700 Cardinal Health, Inc. ..............................          468,238
                                                                     ----------
                                                                      3,916,841
                                                                     ----------
          Office Furnishings & Supplies -- 0.3%
   10,000 Avery Dennison Corp. ...............................       $  548,750
                                                                     ----------
          Oil & Gas-Drilling Equipment -- 0.6%
   17,000 Baker Hughes, Inc. .................................          706,563
    3,200 ENSCO International, Inc. ..........................          109,000
   10,000 Transocean Sedco Forex, Inc. .......................          460,000
                                                                     ----------
                                                                      1,275,563
                                                                     ----------
          Oil & Gas-Major Integrated -- 2.1%
   20,300 BP Amoco PLC (ADR) .................................          971,863
   22,800 Coastal Corp. ......................................        2,013,525
   33,000 Conoco, Inc., Class A ..............................          944,625
   16,500 Santa Fe International Corp. .......................          529,031
                                                                     ----------
                                                                      4,459,044
                                                                     ----------
          Oil & Gas-Refining/Marketing -- 0.4%
   26,400 Ultramar Diamond Shamrock ..........................          815,100
                                                                     ----------
          Paper & Forest Products -- 0.7%
   21,500 International Paper Co. ............................          877,469
   10,000 Weyerhaeuser Co. ...................................          507,500
                                                                     ----------
                                                                      1,384,969
                                                                     ----------
          Pollution Control -- 1.1%
   86,200 Waste Management, Inc. .............................        2,392,050
                                                                     ----------
          Property & Casualty Insurance -- 0.8%
   10,600 Loews Corp. ........................................        1,097,762
    4,100 MGIC Investment Corp. ..............................          276,494
    1,300 PMI Group, Inc. ....................................           87,994
    2,500 Radian Group, Inc. .................................          187,656
                                                                     ----------
                                                                      1,649,906
                                                                     ----------
          Publishing -- 1.0%
   20,000 Gannett Co. ........................................        1,261,250
   15,500 McGraw-Hill Co., Inc. ..............................          908,687
                                                                     ----------
                                                                      2,169,937
                                                                     ----------
          Restaurants -- 2.1%
   20,000 Harrahs Entertainment, Inc. (c) ....................          527,500
   15,000 McDonald's Corp. ...................................          510,000
  100,000 Tricon Global Restaurants, Inc. (c) ................        3,300,000
                                                                     ----------
                                                                      4,337,500
                                                                     ----------
          Retail -- 0.4%
   34,900 Family Dollar Stores, Inc. .........................          748,169
                                                                     ----------
          Retail-Apparel -- 1.7%
   90,000 Jones Apparel Group, Inc. (c) ......................        2,896,875
   10,800 Liz Claiborne, Inc. ................................          449,550
   10,600 The Limited, Inc. ..................................          180,862
                                                                     ----------
                                                                      3,527,287
                                                                     ----------


8               See accompanying notes to financial statements.

Investments as of December 31, 2000

Common Stock -- continued

   Shares Description                                               Value (a)
--------------------------------------------------------------------------------
          Retail-Department Store -- 0.8%
   34,000 Federated Department Stores, Inc. (c) ..............       $1,190,000
   17,700 May Department Stores Co. ..........................          579,675
                                                                     ----------
                                                                      1,769,675
                                                                     ----------
          Retail-General Merchandise -- 1.1%
   29,300 Sears, Roebuck & Co. ...............................        1,018,175
   32,000 Target Corp. .......................................        1,032,000
    6,300 Wal-Mart Stores, Inc. ..............................          334,687
                                                                     ----------
                                                                      2,384,862
                                                                     ----------
          Retail-Specialty -- 3.3%
   10,700 Caremark Rx, Inc. (c) ..............................          145,119
  290,000 Office Depot, Inc. (c) .............................        2,066,250
    8,200 Tiffany & Co. ......................................          259,325
  268,900 Toys R Us, Inc. (c) ................................        4,487,268
                                                                     ----------
                                                                      6,957,962
                                                                     ----------
          Savings & Loan -- 0.4%
   11,700 Golden West Financial Corp. ........................          789,750
                                                                     ----------
          Semiconductors -- 0.5%
    2,800 Analog Devices .....................................          143,325
   31,000 Arrow Electronics, Inc. (c) ........................          887,375
    4,400 Dallas Semiconductor Corp. .........................          112,750
                                                                     ----------
                                                                      1,143,450
                                                                     ----------
          Services-Commercial & Consumer -- 1.2%
  260,000 Cendant Corp. (c) ..................................        2,502,500
                                                                     ----------
          Services-Data Processing -- 0.5%
   19,000 First Data Corp. ...................................        1,001,063
                                                                     ----------
          Telecommunications -- 5.9%
  108,000 AT&T Corp. ...........................................      1,869,750
   77,300 BellSouth Corp. ......................................      3,164,469
   34,000 CenturyTel, Inc. .....................................      1,215,500
  175,000 Citizens Communications Co. ..........................      2,296,875
    6,600 Qwest Communications International, Inc. (c) .........        270,600
   31,900 SBC Communications, Inc. .............................      1,523,225
   30,400 Verizon Communications, Inc. .........................      1,523,800
   44,000 WorldCom, Inc. .......................................        618,750
                                                                     ----------
                                                                     12,482,969
                                                                     ----------
          Telecommunications-Long Distance -- 0.3%
   33,800 Sprint Corp. ...........................................      686,563
                                                                   ------------
          Tobacco -- 0.5%
   24,000 Philip Morris Companies, Inc. ..........................    1,056,000
                                                                   ------------
          Total Common Stock (Identified Cost $178,902,469) ......  208,661,981
                                                                     ----------
  464,000 Repurchase Agreement with State Street
          Bank and Trust Co. dated 12/29/2000
          at 5.25% to be repurchased at
          $464,271 on 1/02/2001,
          collateralized by $460,000
          U.S. Treasury Note 6.500% due
          2/28/2002 valued at $475,087 ..........................    $  464,000
                                                                     ----------
  647,000 Repurchase Agreement with State Street
          Bank and Trust Co. dated 12/29/2000
          at 5.25% to be repurchased at
          $647,377 on 1/02/2001,
          collateralized by $505,000
          U.S. Treasury Bond 7.875% due
          2/15/2021 valued at $660,466 ..........................       647,000
                                                                     ----------
3,219,000 Repurchase Agreement with State Street
          Bank and Trust Co. dated 12/29/2000
          at 5.85% to be repurchased at
          $3,221,092 on 1/02/2001,
          collateralized by $3,145,000
          U.S. Treasury Note 6.375% due
          6/30/2002 valued at $3,287,604 ........................     3,219,000
                                                                     ----------
  910,465 Associates Corp. of North America,
          6.500%, 1/02/2001 .....................................       910,465
                                                                     ----------
          Total Short Term Investments
          (Identified Cost $5,240,465) ..........................     5,240,465
                                                                     ----------
          Total Investments -- 101.3%
          (Identified Cost $184,142,934) (b) ....................   213,902,446
          Other assets less liabilities .........................    (2,731,729)
                                                                    -----------
          Total Net Assets -- 100% ..............................   $211,170,717
                                                                    ===========
       (a)  See Note 1a of Notes to Financial Statements.

       (b)  Federal Tax Information:
            At December 31, 2000 the net unrealized
            appreciation on investments based on cost of $185,529,817 for federal income tax purposes was as follows:

            Aggregate gross unrealized appreciation
                for all investments in which there is an
                excess of value over tax cost ...................    $43,643,099
            Aggregate gross unrealized depreciation
                for all investments in which there is an
                excess of tax cost over value ...................   (15,270,470)
                                                                    -----------
            Net unrealized appreciation .........................   $ 28,372,629
                                                                    ============
       (c)  Non-income producing security.

                See accompanying notes to financial statements.                9

                       STATEMENT OF ASSETS & LIABILITIES


December 31, 2000

ASSETS
   Investments at value (Identified cost $184,142,934).................                        $ 213,902,446
   Cash................................................................                                7,887
   Receivable for:
      Fund shares sold.................................................                              198,210
      Securities sold..................................................                            2,519,922
      Dividends and interest...........................................                              219,720
                                                                                               -------------
                                                                                                 216,848,185
LIABILITIES
   Payable for:
      Securities purchased.............................................   $   3,064,231
      Fund shares redeemed.............................................       2,239,819
   Accrued expenses:
      Management fees..................................................         132,081
      Transfer agent...................................................          75,750
      Deferred trustees' fees..........................................          89,547
      Accounting and administrative....................................           6,382
      Other............................................................          69,658
                                                                          -------------
                                                                                                   5,677,468
                                                                                               -------------
NET ASSETS.............................................................                        $ 211,170,717
                                                                                               =============
Net Assets consist of:
   Paid in capital.....................................................                        $ 195,244,494
   Undistributed (overdistributed) net investment (loss)...............                              (50,396)
   Accumulated net realized gains (losses).............................                          (13,782,893)
   Unrealized appreciation (depreciation) on investments - net.........                           29,759,512
                                                                                               -------------
NET ASSETS.............................................................                        $ 211,170,717
                                                                                               =============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
   ($154,178,892 / 20,295,263  shares of beneficial interest)..........                        $        7.60
                                                                                               =============
Offering price per share (100 / 94.25 of $7.60)........................                        $        8.06 *
                                                                                               =============
Net asset value and offering price of Class B shares
   ($45,364,372 / 6,286,699 shares of beneficial interest).............                        $        7.22**
                                                                                               =============
Net asset value of Class C shares
   ($2,495,546 / 345,874 shares of beneficial interest)................                        $        7.22**
                                                                                               =============
Offering price per share (100 / 99.00 of $7.22)........................                        $        7.29
                                                                                               =============
Net asset value, offering and redemption price of Class Y shares
   ($9,131,907 / 1,200,080 shares of beneficial interest)..............                        $        7.61
                                                                                               =============

* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


10              See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

Year Ended December 31, 2000


INVESTMENT INCOME
   Dividends (net of foreign taxes of $1,488)..........................                        $   3,430,209
   Interest............................................................                              412,911
                                                                                               -------------
                                                                                                   3,843,120

   Expenses
      Management fees..................................................   $   1,692,812
      Service fees - Class A...........................................         425,327
      Service and distribution fees - Class  B.........................         459,664
      Service and distribution fees - Class C..........................          26,749
      Trustees' fees and expenses......................................          15,763
      Accounting and administrative....................................          78,585
      Custodian........................................................         191,673
      Transfer agent - Class A, Class B, Class C.......................         820,769
      Transfer agent - Class Y.........................................           8,773
      Audit and tax services...........................................          37,738
      Legal............................................................          14,275
      Printing.........................................................         162,806
      Registration.....................................................          48,743
      Miscellaneous....................................................           5,472
                                                                          -------------
   Total expenses before reductions....................................       3,989,149
   Less reductions.....................................................         (60,629)           3,928,520
                                                                          -------------        -------------
   Net investment income (loss)........................................                              (85,400)
                                                                                               -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on investments - net...........................      (8,446,134)
   Unrealized appreciation (depreciation) on investments - net.........       8,942,292
                                                                          -------------
   Net gain (loss) on investment transactions..........................                              496,158
                                                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..................                        $     410,758
                                                                                               =============

                See accompanying notes to financial statements.               11

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                  Year Ended December 31,
                                                                           -----------------------------------
                                                                                 1999               2000
                                                                           ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)........................................    $        605,873    $       (85,400)
   Net realized gain (loss) on investments.............................          40,961,789         (8,446,134)
   Net unrealized appreciation (depreciation) on investments...........         (67,081,156)         8,942,292
                                                                           ----------------   ----------------
   Increase (decrease) in net assets from operations...................         (25,513,494)           410,758
                                                                           ----------------   ----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
      Class A..........................................................            (604,075)           (19,976)
      Class B..........................................................                   0             (5,633)
      Class C..........................................................                   0               (317)
      Class Y..........................................................             (53,329)            (1,092)
   Net realized gain on investments
      Class A..........................................................         (35,285,726)                 0
      Class B..........................................................         (10,111,504)                 0
      Class C..........................................................            (584,148)                 0
      Class Y..........................................................          (1,629,464)                 0
   In excess of net realized gain
      Class A..........................................................          (3,757,859)                 0
      Class B..........................................................          (1,076,855)                 0
      Class C..........................................................             (62,211)                 0
      Class Y..........................................................            (173,535)                 0
                                                                           ----------------   ----------------
                                                                                (53,338,706)           (27,018)
                                                                           ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS.............................         (59,686,617)       (79,053,138)
                                                                           ----------------   ----------------
Total increase (decrease) in net assets................................        (138,538,817)       (78,669,398)

NET ASSETS
   Beginning of the year...............................................         428,378,932        289,840,115
                                                                           ----------------   ----------------
   End of the year.....................................................    $    289,840,115    $   211,170,717
                                                                           ================   ================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
   End of the year.....................................................    $        (16,077)   $       (50,396)
                                                                           ================   ================

12              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period

                                                                                          Class A
                                                         ------------------------------------------------------------------------
                                                                                    Year Ended December 31,
                                                         ------------------------------------------------------------------------
                                                            1996          1997             1998             1999          2000
                                                         ----------    ----------       ----------       ----------    ----------
Net Asset Value, Beginning of the Year ...............   $     8.78    $     9.60       $    10.14       $     9.68    $     7.45
                                                         ----------    ----------       ----------       ----------    ----------
Income From Investment Operations
Net Investment Income (Loss) .........................         0.06          0.03(b)          0.03(b)          0.03          0.01
Net Realized and Unrealized Gain
  (Loss) on Investments ..............................         2.12          1.96             0.59            (0.71)         0.14
                                                         ----------    ----------       ----------       ----------    ----------
Total From Investment Operations .....................         2.18          1.99             0.62            (0.68)         0.15
                                                         ----------    ----------       ----------       ----------    ----------
Less Distributions
Dividends From Net Investment Income .................        (0.06)        (0.02)           (0.02)           (0.02)         0.00(e)
Distributions From Net Realized Capital Gains ........        (1.30)        (1.43)           (1.06)           (1.38)         0.00
Distributions In Excess of Net Realized Gains ........         0.00          0.00             0.00            (0.15)         0.00
                                                         ----------    ----------       ----------       ----------    ----------
Total Distributions ..................................        (1.36)        (1.45)           (1.08)           (1.55)         0.00
                                                         ----------    ----------       ----------       ----------    ----------
Net Asset Value, End of the Year .....................   $     9.60    $    10.14       $     9.68       $     7.45    $     7.60
                                                         ==========    ==========       ==========       ==========    ==========
Total Return (%) (a) (c) .............................         26.3          21.0              7.1             (6.9)          2.0
Ratio of Operating Expenses to
   Average Net Assets (%) ............................         1.31          1.25             1.26             1.33          1.62
Ratio of Operating Expenses to
   Average Net Assets After Expense
   Reductions (%) ....................................         1.31          1.25             1.26             1.33          1.59(d)
Ratio of Net Investment Income to
   Average Net Assets (%) ............................         0.78          0.28             0.29             0.32          0.10
Portfolio Turnover Rate (%) ..........................           64            55               75               70           129
Net Assets, End of the Year (000) ....................   $  297,581    $  348,988       $  317,902       $  216,740    $  154,179

(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the year.

(c) Effective February 28, 2000, the Fund's investment adviser entered into subadvisory agreements with four subadvisers to restructure the Fund as a Star multi-manager fund. Prior to this date the Fund's investment adviser employed a single subadviser, Loomis, Sayles & Company L.P.

(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(e)  Amount rounds to less than $0.01 per share.


                See accompanying notes to financial statements.               13

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period


                                                                                         Class B
                                                        ------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                        ------------------------------------------------------------------------
                                                           1996          1997             1998             1999          2000
                                                        ----------    ----------       ----------       ----------    ----------
Net Asset Value, Beginning of the Year ..............   $     8.70    $     9.47       $     9.91       $     9.38    $     7.13
                                                        ----------    ----------       ----------       ----------    ----------
Income From Investment Operations
Net Investment Income (Loss) ........................         0.01         (0.05)(b)        (0.05)(b)        (0.04)        (0.04)
Net Realized and Unrealized Gain (Loss)
  on Investments ....................................         2.07          1.92             0.58            (0.68)         0.13
                                                        ----------    ----------       ----------       ----------    ----------
Total From Investment Operations ....................         2.08          1.87             0.53            (0.72)         0.09
                                                        ----------    ----------       ----------       ----------    ----------
Less Distributions
Dividends From Net Investment Income ................        (0.01)         0.00             0.00             0.00          0.00(e)
Distributions From Net Realized Capital Gains .......        (1.30)        (1.43)           (1.06)           (1.38)         0.00
Distributions In Excess of Net Realized Gains .......         0.00          0.00             0.00            (0.15)         0.00
                                                        ----------    ----------       ----------       ----------    ----------
Total Distributions .................................        (1.31)        (1.43)           (1.06)           (1.53)         0.00
                                                        ----------    ----------       ----------       ----------    ----------
Net Asset Value, End of the Year ....................   $     9.47    $     9.91       $     9.38       $     7.13    $     7.22
                                                        ==========    ==========       ==========       ==========    ==========
Total Return (%) (a) (c) ............................         25.4          20.0              6.3             (7.6)          1.3
Ratio of Operating Expenses to Average
   Net Assets (%) ...................................         2.06          2.00             2.01             2.08          2.37
Ratio of Operating Expenses to Average
   Net Assets After Expense Reductions (%) ..........         2.06          2.00             2.01             2.08          2.34(d)
Ratio of Net Investment Income to Average
   Net Assets (%) ...................................         0.03         (0.47)           (0.46)           (0.43)        (0.65)
Portfolio Turnover Rate (%) .........................           64            55               75               70           129
Net Assets, End of the Year (000) ...................   $   48,210    $   80,008       $   86,243       $   59,497    $   45,364

(a) A contingengent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the year.

(c) Effective February 28, 2000, the Fund's investment adviser entered into subadvisory agreements with four subadvisers to restructure the Fund as a Star multi-manager fund. Prior to this date the Fund's investment adviser employed a single subadviser, Loomis, Sayles & Company L.P

(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(e)  Amount rounds to less than $0.01 per share.

14              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period


                                                                                          Class C
                                                         ------------------------------------------------------------------------
                                                                                    Year Ended December 31,
                                                         ------------------------------------------------------------------------
                                                            1996          1997             1998             1999          2000
                                                         ----------    ----------       ----------       ----------    ----------
Net Asset Value, Beginning of the Year ..............   $     8.70    $     9.46       $     9.92       $     9.39    $     7.14
                                                        ----------    ----------       ----------       ----------    ----------
Income From Investment Operations
Net Investment Income (Loss) ........................         0.01         (0.05)(b)        (0.05)(b)        (0.04)        (0.05)
Net Realized and Unrealized Gain (loss)
 on Investments .....................................         2.06          1.94             0.58            (0.68)         0.13
                                                        ----------    ----------       ----------       ----------    ----------
Total From Investment Operations ....................         2.07          1.89             0.53            (0.72)         0.08
                                                        ----------    ----------       ----------       ----------    ----------
Less Distributions
Dividends From Net Investment Income ................        (0.01)         0.00             0.00             0.00          0.00(e)
Distributions From Net Realized Capital Gains .......        (1.30)        (1.43)           (1.06)           (1.38)         0.00
Distributions In Excess of Net Realized Gains .......         0.00          0.00             0.00            (0.15)         0.00
                                                        ----------    ----------       ----------       ----------    ----------
Total Distributions .................................        (1.31)        (1.43)           (1.06)           (1.53)         0.00
                                                        ----------    ----------       ----------       ----------    ----------
Net Asset Value, End of the Year ....................   $     9.46    $     9.92       $     9.39       $     7.14    $     7.22
                                                        ==========    ==========       ==========       ==========    ==========
Total Return (%) (a)(c) .............................         25.2          20.2              6.3             (7.6)          1.1
Ratio of Operating Expenses to
   Average Net Assets (%) ...........................         2.06          2.00             2.01             2.08          2.40
Ratio of Operating Expenses to  Average
   Net Assets After Expense Reductions (%) ..........         2.06          2.00             2.01             2.08          2.37(d)
Ratio of Net Investment Income to
   Average Net Assets (%) ...........................         0.03         (0.47)           (0.46)           (0.43)        (0.68)
Portfolio Turnover Rate (%) .........................           64            55               75               70           129
Net Assets, End of the Year (000) ...................   $    3,735    $    6,527       $    6,445       $    3,398    $    2,496

(a) A sales charge and contingent deferred sales charge are not reflected in total return calculations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the year.

(c) Effective February 28, 2000, the Fund's investment adviser entered into subadvisory agreements with four subadvisers to restructure the Fund as a Star multi-manager fund. Prior to this date the Fund's investment adviser employed a single subadviser, Loomis, Sayles & Company L.P.

(d) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(e)  Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.               15

                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period

                                                                                          Class Y
                                                          -----------------------------------------------------------------------
                                                                                    Year Ended December 31,
                                                          -----------------------------------------------------------------------
                                                            1996          1997             1998             1999          2000
                                                          ---------     ---------        ---------        ---------     ---------
Net Asset Value, Beginning of the Year ................   $    8.75     $    9.55        $   10.10        $    9.65     $    7.42
                                                          ---------     ---------        ---------        ---------     ---------
Income From Investment Operations
Net Investment Income .................................        0.08          0.06(a)          0.06(a)          0.06          0.05
Net Realized and Unrealized Gain (loss)
  on Investments ......................................        2.10          1.95             0.59            (0.71)         0.14
                                                          ---------     ---------        ---------        ---------     ---------
Total From Investment Operations ......................        2.18          2.01             0.65            (0.65)         0.19
                                                          ---------     ---------        ---------        ---------     ---------
Less Distributions
Dividends From Net Investment Income ..................       (0.08)        (0.03)           (0.04)           (0.05)         0.00(d)
Distributions From Net Realized Capital Gains .........       (1.30)        (1.43)           (1.06)           (1.38)         0.00
Distributions In Excess of Net Realized Gains .........        0.00          0.00             0.00            (0.15)         0.00
                                                          ---------     ---------        ---------        ---------     ---------
Total Distributions ...................................       (1.38)        (1.46)           (1.10)           (1.58)         0.00
                                                          ---------     ---------        ---------        ---------     ---------
Net Asset Value, End of the Year ......................   $    9.55     $   10.10        $    9.65        $    7.42     $    7.61
                                                          =========     =========        =========        =========     =========
Total Return (%) (b) ..................................        26.4          21.3              7.4             (6.7)          2.6
Ratio of Operating Expenses to
   Average Net Assets (%) .............................        1.06          1.00             1.01             1.08          1.09
Ratio of Operating Expenses to Average
   Net Assets After Expense Reductions (%) ............        1.06          1.00             1.01             1.08          1.06(c)
Ratio of Net Investment Income to Average
   Net Assets (%) .....................................        1.03          0.53             0.54             0.57          0.63
Portfolio Turnover Rate (%) ...........................          64            55               75               70           129
Net Assets, End of the Year ...........................   $  12,716     $  24,164        $  17,789        $  10,205     $   9,132

(a) Per share net investment income has been calculated using the average shares outstanding during the year.

(b) Effective February 28, 2000, the Fund's investment adviser entered into subadvisory agreements with four subadvisers to restructure the Fund as a Star multi-manager fund. Prior to this date the Fund's investment adviser employed a single subadviser, Loomis, Sayles & Company L.P.

(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d)  Amount rounds to less than $0.01 per share.

16              See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS


For the Year Ended December 31, 2000

1. Significant Accounting Policies. The Nvest Star Value Fund ("the Fund"), formerly the Nvest Value Fund, is a series of Nvest Funds Trust I, a Massachusetts business trust ("the Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares, for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to an additional contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 will not be subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadvisers, under the supervision of the Fund's Trustees.

For the Year Ended December 31, 2000

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income for the Fund is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences may result in reclassification to the capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were $283,203,796 and $361,881,875 respectively.

3a. Management Fees and Other Transactions with Affiliates. Effective February 28, 2000, the Fund's investment adviser entered into subadvisory agreements with four subadvisers to restructure the Fund as a Star multi-manager fund. Prior to this date the Fund's investment adviser had entered into a subadvisory agreement with a single subadviser, Loomis, Sayles & Company L.P. who was paid in accordance with the fee schedule set forth below. The Fund pays gross management fees to its adviser, Nvest Funds Management, L.P. ("Nvest Management"), at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of the Fund's average daily net assets, and 0.65% of such assets in excess of $500 million reduced by amount of any subadvisers fees paid by the Fund to its subadvisers as follows: Loomis, Sayles & Company, L.P. at the annual rate of 0.535% of the first $200 million of its segment's average daily net assets, 0.35% of the next $300 million of such assets and 0.30% of such assets in excess of $500 million; Vaughan, Nelson Scarborough & McCullough, L.P. at the annual rate of 0.50% of the first $25 million of its segments average daily net assets, 0.40% of the next $175 million of such assets and 0.325% of the next $300 million of such assets, and 0.275% of such assets in excess of $500 million; Harris Associates, L.P. at the annual rate of 0.50% of the first $100 million of its segment's average daily net assets, and 0.45% of such assets in excess of $100 million; Westpeak Investment Advisors, L.P. at the annual rate of 0.50% of the first $25 million of its segment's average daily net assets, 0.40% of the next $75 million of such assets, and 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million. Certain

For the Year Ended December 31, 2000

officers and directors of the Adviser are also officers or Trustees of the Fund. Nvest Management, Loomis, Sayles & Company, L.P., Harris Associates, L.P., Vaughan Nelson Scarborough & McCullough L.P., and Westpeak Investment Advisors, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A. Fees retained by Nvest Management and paid to each Subadviser under the management agreement and subadvisory agreements in effect during the year ended December 31, 2000 are as follows:

                         Fees Earned
                         -----------
                         Nvest Management     $  591,154
                         Loomis Sayles           469,365
                         Harris Associates       226,954
                         Vaughan Nelson          204,686
                         Westpeak                200,653
                                              ----------
                                              $1,692,812
                                              ==========

The effective management fee for the year ended December 31, 2000 was 0.74%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $78,585 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for our-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the year ended December 31, 2000, the Fund paid NSC $627,437 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement for Class A, Class B and Class C.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended

For the Year Ended December 31, 2000

December 31, 2000, the Fund paid Nvest Funds L.P. $425,327 in fees under the Class A Plan. Prior to September 13, 1993, to the extent that reimburseable expenses of Nvest Funds L.P. in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 2000 is $1,651,994.

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000 the Fund paid Nvest Funds L.P. $114,916 and $6,687 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000 the Fund paid Nvest Funds L.P. $344,748 and $20,062 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000 amounted to $271,316.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

For the Year Ended December 31, 2000


                                                                                Year Ended December 31,
                                                        ----------------------------------------------------------------
                                                                     1999                              2000
                                                        ------------------------------    ------------------------------
Class A                                                     Shares           Amount          Shares            Amount
-------                                                 -------------    -------------    -------------    -------------
Shares sold .........................................       2,346,397    $  22,300,459        2,153,423    $  15,491,891
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............          75,122          577,581            2,603           19,471
   Distributions from net realized gain .............       5,074,919       38,315,721                0                0
                                                        -------------    -------------    -------------    -------------
                                                            7,496,438       61,193,761        2,156,026       15,511,362
Shares repurchased ..................................     (11,234,478)    (104,215,629)     (10,954,362)     (78,414,524)
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) .............................      (3,738,040)   $ (43,021,868)      (8,798,336)   $ (62,903,162)
                                                        -------------    -------------    -------------    -------------

                                                                                Year Ended December 31,
                                                        ----------------------------------------------------------------
                                                                     1999                              2000
                                                        ------------------------------    ------------------------------
Class B                                                     Shares           Amount          Shares            Amount
-------                                                 -------------    -------------    -------------    -------------
Shares sold .........................................       1,053,267    $   9,458,092        1,069,518    $   7,409,239
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............               0                0              754            5,367
   Distributions from net realized gain .............       1,475,509       10,666,215                0                0
                                                        -------------    -------------    -------------    -------------
                                                            2,528,776       20,124,307        1,070,272        7,414,606
Shares repurchased ..................................      (3,374,257)     (29,996,708)      (3,129,145)     (21,369,738)
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) .............................        (845,481)   $  (9,872,401)      (2,058,873)   $ (13,955,132)
                                                        -------------    -------------    -------------    -------------

                                                                                Year Ended December 31,
                                                        ----------------------------------------------------------------
                                                                     1999                              2000
                                                        ------------------------------    ------------------------------
Class C                                                     Shares           Amount          Shares            Amount
-------                                                 -------------    -------------    -------------    -------------
Shares sold .........................................         100,723    $     920,756           77,518    $     536,780
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............               0                0               42              302
   Distributions from net realized gain .............          85,269          618,538                0                0
                                                        -------------    -------------    -------------    -------------
                                                              185,992        1,539,294           77,560          537,082
Shares repurchased ..................................        (395,961)      (3,583,052)        (207,759)      (1,430,702)
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) .............................        (209,969)   $  (2,043,758)        (130,199)   $    (893,620)
                                                        -------------    -------------    -------------    -------------

                                                                                Year Ended December 31,
                                                        ----------------------------------------------------------------
                                                                     1999                              2000
                                                        ------------------------------    ------------------------------
Class Y                                                     Shares           Amount          Shares            Amount
-------                                                 -------------    -------------    -------------    -------------
   Shares sold ......................................         365,082    $   3,446,134          237,628    $   1,673,635
   Shares issued in connection with the reinvestment of:
      Dividends from net investment income ..........           6,962           53,329              146            1,092
      Distributions from net realized gain ..........         239,879        1,802,999                0                0
                                                        -------------    -------------    -------------    -------------
                                                              611,923        5,302,462          237,774        1,674,727
   Shares repurchased ...............................      (1,079,849)     (10,051,052)        (413,049)      (2,975,951)
                                                        -------------    -------------    -------------    -------------
   Net increase (decrease) ..........................        (467,926)   $  (4,748,590)        (175,275)   $  (1,301,224)
                                                        -------------    -------------    -------------    -------------
   Increase (decrease) derived from capital shares
        transactions ................................      (5,261,416)   $ (59,686,617)     (11,162,683)   $ (79,053,138)
                                                        =============    =============    =============    =============

5. Line of Credit. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time by the lender. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2000.

6. Expense Reductions. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2000, the Fund's expenses were reduced by $60,629 under these agreements.

Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

                         REPORT OF INDEPENDENT ACCOUNTS


To the Trustees of Nvest Funds Trust I
and the Shareholders of the Nvest Star Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Star Value Fund (the "Fund"), formerly the Nvest Value Fund, a series of Nvest Funds Trust I, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

1. Approval of a new advisory agreement between the Fund and Nvest Management.
              Voted For             Voted Against          Abstained Votes           Total Votes
         ------------------      -------------------   ----------------------    -------------------
           15,506,828.555            594,067.097             760,877.452           16,861,773.104

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and:

Harris Associates L.P.
              Voted For             Voted Against          Abstained Votes           Total Votes
         ------------------      -------------------   ----------------------    -------------------
           15,469,588.414            665,874.016             726,310.674           16,861,773.104

Loomis, Sayles & Company, L.P.
              Voted For             Voted Against          Abstained Votes           Total Votes
         ------------------      -------------------   ----------------------    -------------------
           15,484,900.065            629,390.606             747,482.433           16,861,773.104

Vaughan, Nelson, Scarborough & McCullough, L.P.
              Voted For             Voted Against          Abstained Votes           Total Votes
         ------------------      -------------------   ----------------------    -------------------
           15,467,164.215            665,901.120             738,707.769           16,861,773.104

Westpeak Investment Advisors, L.P.
              Voted For             Voted Against          Abstained Votes           Total Votes
         ------------------      -------------------   ----------------------    -------------------
           15,493,167.182            631,479.212             737,126.710           16,861,773.104

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                               Affirmative       Withheld           Total
                             --------------    ------------    ---------------
Graham T. Allison, Jr.       231,271,092.89    7,321,155.65    238,592,248.547
Daniel M. Cain               231,282,396.66    7,309,851.88    238,592,248.547
Kenneth J. Cowan             231,302,361.35    7,289,887.19    238,592,248.547
Richard Darman               231,295,499.27    7,296,749.27    238,592,248.547
Sandra O. Moose              231,298,397.96    7,293,850.58    238,592,248.547
John A. Shane                231,356,664.46    7,235,584.08    238,592,248.547
Peter S. Voss                231,288,476.71    7,303,771.83    238,592,248.547
Pendleton P. White           231,230,527.40    7,361,721.14    238,592,248.547
John T. Hailer               231,453,185.05    7,139,063.49    238,592,248.547

                                  NVEST FUNDS

                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

* Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                               INVESTMENT MANAGERS

  AEW Management and Advisors                    Loomis, Sayles & Company
       Back Bay Advisors                       Montgomery Asset Management
   Capital Growth Management                     RS Investment Management
Harris Associates/Oakmark Funds                Vaughan, Nelson, Scarborough
   Janus Capital Corporation                          & McCullough
        Jurika & Voyles                        Westpeak Investment Advisors
         Kobrick Funds

  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by theFund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                               --------------
Nvest Funds (SM)                                                  PRESORT
Where The Best Minds Meet(R)                                      STANDARD
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---------------------                                           BROCKTON, MA
   P.O. Box 8551                                               PERMIT NO. 770
                                                               --------------
Boston, Massachusetts

     02266-8551
---------------------

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